Registration Nos. 2-80751

811-3618

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐

Post-Effective Amendment No. 60

☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐

Amendment No. 62

☑

(Check appropriate box or boxes)

Metropolitan Series Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

501 Boylston Street Boston, Massachusetts (Address of Principal Executive Office)	02116 (Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-578-4036

MICHAEL LAWLOR, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, MA 02116

(Name and Address of Agent for Service)

Copy to:

JOHN M. LODER, ESQ.

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

It is proposed that the filing will become effective (check appropriate box)

☐  immediately upon filing pursuant to paragraph (b) of Rule 485.

☐  on (date) pursuant to paragraph (b) of Rule 485.

☑  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐  on (date) pursuant to paragraph (a)(1) of Rule 485.

☐  75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

METROPOLITAN

SERIES    FUND,  INC.

MetLife Conservative Allocation Portfolio

Class A and Class B Shares

    PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

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MetLife Conservative Allocation Portfolio

PORTFOLIO SUMMARY:

Investment Objective

High level of current income, with growth of capital as a secondary objective.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”), but do reflect the fees and expenses of the investment companies in which the Portfolio invests (the “Underlying Portfolios”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B
Management Fee	%	%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	%	%
Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses)%		%

Total Annual Portfolio Operating Expenses	%	%
Fee Waiver and/or Expense Reimbursement (1)%		%

Net Operating Expenses (1)%		%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, through April 30, , to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to 0.10% for Class A shares and 0.35% for Class B shares. This arrangement may be modified or discontinued prior to April 30, , only with the approval of the Board of Directors of the Portfolio.

As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including such Underlying Portfolio’s management fee. The percentage shown above for Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses) shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the applicable expense reduction arrangements for the Portfolio and the Underlying Portfolios after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

Portfolio Turnover

The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio. Some of the Underlying Portfolios, however, may have portfolio turnover rates as high as 200% or more.

Principal Investment Strategies

The Portfolio seeks to achieve its objective by investing substantially all of its assets in Class A shares of the

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Underlying Portfolios, which are portfolios of Metropolitan Series Fund, Inc. (the “Fund”) and Met Investors Series Trust (the “Trust”). The Portfolio has a target allocation between the two broad asset classes (equity and fixed income). MetLife Advisers, LLC (“MetLife Advisers”), the adviser to the Portfolio, establishes specific target investment percentages for the asset classes and the various components of each asset category. MetLife Advisers determines these target allocations based on a variety of factors, including its long-term outlook for the return and risk characteristics of the various asset classes and the relationships between those asset classes. MetLife Advisers then selects the Underlying Portfolios in which the Portfolio invests based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes and portfolio analytical and management personnel.

Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold fixed income securities and also invests in Underlying Portfolios that may hold large cap, small cap, mid cap or foreign equity securities in accordance with target allocations of 80% to fixed income securities and 20% to equity securities.

The following chart describes the target allocations, as of May 1, 2012, to equity and fixed income securities. You should note that these percentages do not directly correspond to investment in the equity and fixed income Underlying Portfolios because each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various subsets of an asset class (e.g., small cap, mid cap and foreign securities). Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations in the chart below. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes.

Asset Class	Target Allocation
Equity	20%
U.S. Large Cap		10%
U.S. Mid Cap		3%
U.S. Small Cap		2%
Foreign Equity		5%
Fixed Income	80%
U.S. Investment Grade		70%
U.S. High Yield		6%
Foreign Fixed Income		4%

The “Foreign Equity” allocation shown above may be invested in foreign equity securities of any capitalization or country but primarily will be invested in larger capitalization companies of developed countries, and the “Foreign Fixed Income” allocation shown above may be invested in foreign fixed income securities of any credit quality but primarily will be invested in investment grade debt.

The Portfolio seeks to achieve current income primarily through its investments in Underlying Portfolios that invest in fixed-income securities. These investments may include Underlying Portfolios that invest in investment-grade fixed-income securities of U.S. issuers, high yield debt, and foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may also invest in Underlying Portfolios that invest substantially all of their assets in U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities).

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. and foreign companies and, to a lesser extent, in Underlying Portfolios that invest in stocks of smaller U.S. and foreign companies, including companies in emerging markets.

Periodically, MetLife Advisers will evaluate the Portfolio’s allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio’s risk profile. It is anticipated that changes between these broad asset classes will be within a range of plus or minus 10%. Concurrently, MetLife Advisers will consider whether to make changes to the Portfolio’s investments in any of the Underlying Portfolios.

For additional information about the Portfolio’s investment strategies, the names of the Underlying Portfolios in which the Portfolio may invest and the actual allocation percentages of the Portfolio’s investments in the Underlying Portfolios as of the end of the prior quarter, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not

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federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Direct risks of investing in the Portfolio include:

Performance Risk.    The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios.

Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon MetLife Advisers’ analysis of various factors and MetLife Advisers’ ability to select the appropriate mix of asset classes based on its analysis of such factors, which may prove incorrect. The Portfolio may experience losses or poor relative performance if MetLife Advisers allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as MetLife Advisers anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.

Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:

Market Risk.    An Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying Portfolio.

Interest Rate Risk.    The value of an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to an Underlying Portfolio.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for more highly rated debt securities.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In

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addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of an Underlying Portfolio receiving payments of principal or interest may be substantially limited.

Derivatives Risk.    An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		Since Inception		Inception Date
Class A		%		%		%	5-2-05
Class B		%		%		%	5-2-05
Dow Jones Conservative Index (reflects no deduction for mutual fund fees or expenses)		%		%		%	—

Management

Adviser.    MetLife Advisers, LLC is the Portfolio’s investment adviser.

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Portfolio Managers.    The Portfolio is managed by a committee led by Elizabeth M. Forget. Other members of the committee are Alan C. Leland, Jr., Darrel A. Olson, Thomas C. McDevitt and Jeffrey L. Bernier. Ms. Forget and Messrs. Leland, Olson and McDevitt have been members of the committee since 2005; Mr. Bernier, since 2008.

For more information about the adviser and the portfolio managers, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Direct risks of investing in the Portfolio include:

Performance Risk

The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved.

Asset Allocation Risk

The Portfolio’s ability to achieve its investment objective depends upon MetLife Advisers’ analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and MetLife Advisers’ ability to select the appropriate mix of asset classes based on its analysis of such factors. MetLife Advisers’ analysis, including any evaluations and assumptions regarding such trends, outlooks and valuations, may prove incorrect. The Portfolio may experience losses or poor relative performance if MetLife Advisers allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as MetLife Advisers anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.

Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:

Market Risk

An Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional

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selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by an Underlying Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For an Underlying Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of an Underlying Portfolio’s fixed income investments will affect the volatility of the Underlying Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it

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matures. An Underlying Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if an Underlying Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

An Underlying Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Underlying Portfolio. If an Underlying Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, an Underlying Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

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To the extent an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio’s foreign currency or securities holdings. Although an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

High Yield Debt Security Risk

High yield debt securities, or “junk bonds,” are securities which are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Underlying Portfolio’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying Portfolio.

An Underlying Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.

An Underlying Portfolio that invests in high yield debt securities that are rated C or below, or “distressed securities,” will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce

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income while they are outstanding. An Underlying Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

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Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, an Underlying Portfolio may buy mortgage-backed or

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asset-backed securities at a premium. Accelerated prepayments on these securities could cause an Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause an Underlying Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

If an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to an Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Derivatives Risk

An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that an Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent an Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if an Underlying Portfolio hedges imperfectly, the Underlying Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. An Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

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Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Portfolio uses derivatives for leverage, investments in the Underlying Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. In addition, the Underlying Portfolios’ turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in an Underlying Portfolio’s subadviser. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.

Related Risks

Below is information regarding risks related to the direct primary risks of investing in the Underlying Portfolios.

Leveraging Risk

Derivatives and other transactions in which an Underlying Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause an Underlying Portfolio’s performance to be more volatile than if the Underlying Portfolio had not been leveraged. Leveraging may expose an Underlying Portfolio to losses in excess of the amounts invested or borrowed.

An Underlying Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause an Underlying Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Understanding the Portfolio

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in Underlying Portfolios that are portfolios of the Trust or the Fund. MetLife Advisers first establishes a target allocation between the two broad asset classes (equity and fixed income) and sets target percentages for various components of each broad asset category. For example, within the broad equity category, MetLife Advisers will establish targets for large cap, mid cap, small cap and foreign equities. MetLife Advisers then selects a combination of Underlying Portfolios designed to meet both the broad and narrow asset class targets. The selection of Underlying Portfolios will be based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, portfolio characteristics and investment personnel. MetLife Advisers may add new Underlying Portfolios, replace existing Underlying Portfolios or change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the investment personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a diversification benefit to the Portfolio. Information regarding the Underlying Portfolios is included in the summary prospectuses and prospectuses for those portfolios dated May 1, 2012. Copies of the summary prospectuses and prospectuses may be obtained free of charge by calling or writing the Fund at the telephone number or address on the back cover page of this Prospectus.

Before selecting Underlying Portfolios, MetLife Advisers analyzes each Underlying Portfolio’s historic and current security holdings and performance to determine the Underlying Portfolio’s investment attributes. For example, for Underlying Portfolios structured for equity investment, large cap, mid cap, and small cap exposure is considered, as is the investment bias toward growth or value style of investment. Further, the type of growth or value management employed is also a consideration for MetLife Advisers, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the effective duration, credit quality and currency denomination is evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt, and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio that holds only money market instruments. MetLife Advisers also evaluates the performance dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio’s risk profile.

Periodically, MetLife Advisers will communicate with or visit management personnel of each Underlying Portfolio to discuss the management personnel’s outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, MetLife Advisers will evaluate the Portfolio’s allocation between the broad asset classes of equity and fixed income, as well as the exposure to various investment styles and asset sectors within the broad asset classes. It is anticipated that any change to the targets for

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the two broad asset classes will be no more than plus or minus 10% in any given year. Concurrently, MetLife Advisers will consider whether to make changes to the allocation to any of the Underlying Portfolios. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by MetLife Advisers, a corresponding shifting of allocations to the remaining Underlying Portfolios will result.

The Underlying Portfolios in which the Portfolio may currently invest are:

METROPOLITAN SERIES FUND, INC.

Baillie Gifford International Stock Portfolio

Barclays Capital Aggregate Bond Index Portfolio

BlackRock Aggressive Growth Portfolio

BlackRock Bond Income Portfolio

BlackRock Diversified Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Legacy Large Cap Growth Portfolio

BlackRock Money Market Portfolio

Davis Venture Value Portfolio

FI Value Leaders Portfolio

Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

Lord Abbett Mid Cap Value Portfolio

Met/Artisan Mid Cap Value Portfolio

Met/Dimensional International Small Company Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife Stock Index Portfolio

MFS® Total Return Portfolio

MFS® Value Portfolio

Morgan Stanley EAFE Index Portfolio

Neuberger Berman Genesis Portfolio

Oppenheimer Global Equity Portfolio

Russell 2000 Index Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

Van Eck Global Natural Resources Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

Clarion Global Real Estate Portfolio

Dreman Small Cap Value Portfolio

Goldman Sachs Mid Cap Value Portfolio

Harris Oakmark International Portfolio

Invesco Small Cap Growth Portfolio

Janus Forty Portfolio

Lazard Mid Cap Portfolio

Legg Mason ClearBridge Aggressive Growth Portfolio

Loomis Sayles Global Markets Portfolio

Lord Abbett Bond Debenture Portfolio

Lord Abbett Mid Cap Value Portfolio

Met/Eaton Vance Floating Rate Portfolio

Met/Franklin Income Portfolio

Met/Franklin Low Duration Total Return Portfolio

Met/Franklin Mutual Shares Portfolio

Met/Templeton Growth Portfolio

Met/Templeton International Bond Portfolio

MFS® Emerging Markets Equity Portfolio

MFS® Research International Portfolio

Morgan Stanley Mid Cap Growth Portfolio

Oppenheimer Capital Appreciation Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

Pioneer Fund Portfolio

Pioneer Strategic Income Portfolio

Rainier Large Cap Equity Portfolio

RCM Technology Portfolio

T. Rowe Price Large Cap Value Portfolio

T. Rowe Price Mid Cap Growth Portfolio

Third Avenue Small Cap Value Portfolio

Turner Mid Cap Growth Portfolio

Van Kampen Comstock Portfolio

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The Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. MetLife Advisers may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time.

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. MetLife Advisers may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, MetLife Advisers may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolio’s opportunity to invest in the Underlying Portfolio.

Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, as set forth in the Portfolio Summary, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. MetLife Advisers may manage cash flows into or out of the Portfolio in a way to bring actual allocations more closely in line with the target allocations. In addition, MetLife Advisers may, from time to time, rebalance allocations among the Underlying Portfolios to correspond to the target allocations.

The actual allocation percentages of the Portfolio’s investments in the Underlying Portfolios, updated as of the end of the most recent calendar quarter, are available from the Fund at the following website—www.metlife.com/variablefunds. Upon accessing the website, select the requested Asset Allocation Portfolio to find actual allocations for the Portfolio as of the end of the prior quarter.

Please note that the expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

MetLife Advisers has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio’s investment objective and policies and target allocations. In addition to the investment advisory fee charged by MetLife Advisers for its asset allocation services, MetLife Advisers receives investment advisory fees from the Underlying Portfolios in which the Portfolio invests. In this regard, MetLife Advisers has an incentive to select and invest the Portfolio’s assets in Underlying Portfolios with higher fees than other Underlying Portfolios. Also MetLife Advisers may believe that certain

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Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, MetLife Advisers is obligated to disregard these incentives in advising the Portfolio. The directors and officers of the Fund may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Fund.

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Portfolio Turnover

Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying Portfolios may do so in an attempt to achieve their investment objectives.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. MetLife Advisers may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Dow Jones Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 20% of the risk of an all equity portfolio. As of February 29, 2012, the Dow Jones Conservative Index held approximately     % in stocks,     % in bonds and     % in cash.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by MetLife Advisers. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, manages the Portfolio. MetLife Advisers is responsible for the general management and administration of the Portfolio. In addition to its managerial responsibilities, MetLife Advisers is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Directors. Within the asset allocation range for the Portfolio, MetLife Advisers will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, MetLife Advisers’ investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

The Portfolio is managed by a committee composed of the individuals listed below. Each member of the committee is jointly and primarily responsible for the management of the Portfolio.

Elizabeth M. Forget is the Chair of the committee. Ms. Forget has been President, Chairman of the Board and Director of the Fund since 2006, and President and Trustee of the Trust since 2000. She has been President, Chief Executive Officer of MetLife Advisers and Chair of MetLife Advisers’ Board of Managers since 2006. She was President of Met Investors Advisory, LLC from 2000 to 2009. Ms. Forget has been Senior Vice President of MetLife, Inc. since 2007 and Vice President of MetLife, Inc. since 2000.

Alan C. Leland, Jr., CFA, has been Chief Financial Officer of MetLife Advisers since 1994 and a member of MetLife Advisers’ Board of Managers since 2006. He has been Senior Vice President of the Fund since 2005 and is a Vice President of Metropolitan Life Insurance Company. He has worked for Metropolitan Life Insurance Company and its predecessors for over 30 years and has worked for MetLife Advisers since its inception in 1994.

Darrel A. Olson, CFA, joined Metropolitan Life Insurance Company in 1979. He has been a Vice President of MetLife Advisers since 2005 and has been a Director in the Investments Department of Metropolitan Life Insurance Company since 2001.

Thomas C. McDevitt, CIMA, is Vice President of MetLife Advisers. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

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Jeffrey L. Bernier, CIMA, joined Metropolitan Life Insurance Company in 2007. He has been a Senior Vice President of the Fund and MetLife Advisers since 2008, and a Vice President of the Trust since 2009. He has been a Vice President of Metropolitan Life Insurance Company since 2008. From 2004 until he joined Metropolitan Life Insurance Company, Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

MetLife Advisers has hired an independent consultant to provide research and consulting services with respect to the asset allocation targets for the Portfolio and the Portfolio’s investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios which may be available for investment and with the selection of and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers is responsible for paying the consulting fees.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

Expense Limitation Agreement

MetLife Advisers has contractually agreed, for the period May 1, 2012 through April 30, 2013, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Portfolio’s Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% for Class A shares and 0.35% for Class B

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shares. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for either Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Fund of Funds Structure

Each Underlying Portfolio will have other shareholders, each of whom will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

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Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no

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more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. Similarly, for purposes of the section 817(h) diversification requirements, an investment in an Underlying Portfolio by the Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as the Underlying Portfolio qualifies as a regulated investment company and shares of the Underlying Portfolio are owned, directly or indirectly through the Portfolio (and other similar funds), only by separate accounts of insurance companies. Each Underlying Portfolio is and will be so owned. A failure by the Portfolio to qualify as a regulated investment company, or to satisfy the section 817(h) requirements (including any such failure that may result from a failure of an Underlying Portfolio to qualify as a regulated investment company or to satisfy the section 817(h) requirements), would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the

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annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

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Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Underlying Portfolios that may be adversely affected by price arbitrage include those Underlying Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If an Underlying Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a

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27

market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Because the Portfolio invests generally all of its assets in Underlying Portfolios, the value of the Portfolio’s investment portfolio is based on the reported net asset values of the shares of the Underlying Portfolios in which the Portfolio invests. For information regarding the pricing policies of the Underlying Portfolios, including the circumstances under which the Underlying Portfolios will use fair value pricing and the effects of fair value pricing, please refer to the Prospectuses of the Underlying Portfolios.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

MetLife Conservative Allocation Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.87	$9.42	$11.18	$10.58	$10.37

Income (Loss) From Investment Operations
Net investment income	0.33 (a)	0.53 (a)	0.39 (a)	0.22 (a)	0.36
Net realized and unrealized gain (loss) on investments	0.77	1.35	(1.94)	0.39	0.36

Total from investment operations	1.10	1.88	(1.55)	0.61	0.72

Less Distributions
Distributions from net investment income	(0.46)	(0.36)	(0.12)	0.00	(0.37)
Distributions from net realized capital gains	0.00	(0.07)	(0.09)	(0.01)	(0.14)

Total distributions	(0.46)	(0.43)	(0.21)	(0.01)	(0.51)

Net Asset Value, End of Period	$11.51	$10.87	$9.42	$11.18	$10.58

Total Return (%)	10.34	20.73	(14.10)	5.74	7.25
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.11	0.12	0.12	0.15	0.19
Net ratio of expenses to average net assets (%) (b)(c)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (d)	2.97	5.36	3.77	2.05	2.75
Portfolio turnover rate (%)	21	22	25	40	24
Net assets, end of period (in millions)	$45.66	$31.11	$26.03	$25.45	$11.03

Please see following page for Financial Highlights footnote legend.

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MetLife Conservative Allocation Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.81	$9.36	$11.12	$10.54	$10.36

Income (Loss) From Investment Operations
Net investment income	0.30 (a)	0.47 (a)	0.33 (a)	0.19 (a)	0.34
Net realized and unrealized gain (loss) on investments	0.77	1.38	(1.90)	0.40	0.34

Total from investment operations	1.07	1.85	(1.57)	0.59	0.68

Less Distributions
Distributions from net investment income	(0.44)	(0.33)	(0.10)	0.00	(0.36)
Distributions from net realized capital gains	0.00	(0.07)	(0.09)	(0.01)	(0.14)

Total distributions	(0.44)	(0.40)	(0.19)	(0.01)	(0.50)

Net Asset Value, End of Period	$11.44	$10.81	$9.36	$11.12	$10.54

Total Return (%)	10.05	20.52	(14.39)	5.57	6.89
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.36	0.37	0.37	0.40	0.44
Net ratio of expenses to average net assets (%) (b)(c)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (d)	2.68	4.73	3.22	1.77	1.89
Portfolio turnover rate (%)	21	22	25	40	24
Net assets, end of period (in millions)	$562.37	$404.32	$225.07	$146.65	$56.25

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratios of expenses to average net assets do not include expenses of investment companies in which the Portfolio invests.
(c)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

MetLife Conservative to Moderate Allocation Portfolio

Class A and Class B Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

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MetLife Conservative to Moderate Allocation Portfolio

PORTFOLIO SUMMARY:

Investment Objective

High total return in the form of income and growth of capital, with a greater emphasis on income.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (“the Contract”), but do reflect the fees and expenses of the investment companies in which the Portfolio invests (the “Underlying Portfolios”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B
Management Fee	%	%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	%	%
Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses)%		%

Total Annual Portfolio Operating Expenses	%	%

As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including such Underlying Portfolio’s management fee. The percentage shown above for Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses) shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

Portfolio Turnover

The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio. Some of the Underlying Portfolios, however, may have portfolio turnover rates as high as 200% or more.

Principal Investment Strategies

The Portfolio seeks to achieve its objective by investing substantially all of its assets in Class A shares of the Underlying Portfolios, which are portfolios of Metropolitan Series Fund, Inc. (the “Fund”) and Met Investors Series Trust (the “Trust”). The Portfolio has a target allocation between the two broad asset classes (equity and fixed income). MetLife Advisers, LLC (“MetLife Advisers”), the adviser to the Portfolio, establishes specific target investment percentages for the asset classes and the various components of each asset category. MetLife Advisers determines these target allocations based on a variety of factors, including its

3

long-term outlook for the return and risk characteristics of the various asset classes and the relationships between those asset classes. MetLife Advisers then selects the Underlying Portfolios in which the Portfolio invests based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes and portfolio analytical and management personnel.

Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold fixed income securities and also invests in Underlying Portfolios that may hold large cap, small cap, mid cap or foreign equity securities in accordance with target allocations of 60% to fixed income securities and 40% to equity securities.

The following chart describes the target allocations, as of May 1, 2012, to equity and fixed income securities. You should note that these percentages do not directly correspond to investment in the equity and fixed income Underlying Portfolios because each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various subsets of an asset class (e.g., small cap, mid cap and foreign securities). Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations in the chart below. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes.

Asset Class	Target Allocation
Equity	40%
U.S. Large Cap		18%
U.S. Mid Cap		8%
U.S. Small Cap		3%
Foreign Equity		11%
Fixed Income	60%
U.S. Investment Grade		50%
U.S. High Yield		6%
Foreign Fixed Income		4%

The “Foreign Equity” allocation shown above may be invested in foreign equity securities of any capitalization or country but primarily will be invested in larger capitalization companies of developed countries, and the “Foreign Fixed Income” allocation shown above may be invested in foreign fixed income securities of any credit quality but primarily will be invested in investment grade debt.

The Portfolio seeks to achieve current income primarily through its investments in Underlying Portfolios that invest in fixed-income securities. These investments may include Underlying Portfolios that invest in investment- grade fixed-income securities of U.S. issuers, high yield debt, and foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may also invest in Underlying Portfolios that invest substantially all of their assets in U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities).

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. and foreign companies and, to a lesser extent, in Underlying Portfolios that invest in stocks of smaller U.S. and foreign companies, including companies in emerging markets.

Periodically, MetLife Advisers will evaluate the Portfolio’s allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio’s risk profile. It is anticipated that changes between these broad asset classes will be within a range of plus or minus 10%. Concurrently, MetLife Advisers will consider whether to make changes to the Portfolio’s investments in any of the Underlying Portfolios.

For additional information about the Portfolio’s investment strategies, the names of the Underlying Portfolios in which the Portfolio may invest and the actual allocation percentages of the Portfolio’s investments in the Underlying Portfolios as of the end of the prior quarter, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

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4

Direct risks of investing in the Portfolio include:

Performance Risk.    The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios.

Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon MetLife Advisers’ analysis of various factors and MetLife Advisers’ ability to select the appropriate mix of asset classes based on its analysis of such factors, which may prove incorrect. The Portfolio may experience losses or poor relative performance if MetLife Advisers allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as MetLife Advisers anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.

Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:

Market Risk.    An Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying Portfolio.

Interest Rate Risk.    The value of an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to an Underlying Portfolio.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for more highly rated debt securities.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying Portfolio to invest the proceeds in less

MetLife Conservative to Moderate Allocation Portfolio

5

attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of an Underlying Portfolio receiving payments of principal or interest may be substantially limited.

Derivatives Risk.    An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		Since Inception		Inception Date
Class A		%		%		%	5-2-05
Class B		%		%		%	5-2-05
Dow Jones Moderately Conservative Index (reflects no deduction for mutual fund fees or expenses)		%		%		%	—

Management

Adviser.    MetLife Advisers, LLC is the Portfolio’s investment adviser.

Portfolio Managers.    The Portfolio is managed by a committee led by Elizabeth M. Forget. Other members of the committee are Alan C. Leland, Jr., Darrel A. Olson, Thomas C. McDevitt and Jeffrey L. Bernier. Ms. Forget and Messrs. Leland, Olson and McDevitt have been members of the committee since 2005; Mr. Bernier, since 2008.

For more information about the adviser and the portfolio managers, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may

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benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Direct risks of investing in the Portfolio include:

Performance Risk

The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved.

Asset Allocation Risk

The Portfolio’s ability to achieve its investment objective depends upon MetLife Advisers’ analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and MetLife Advisers’ ability to select the appropriate mix of asset classes based on its analysis of such factors. MetLife Advisers’ analysis, including any evaluations and assumptions regarding such trends, outlooks and valuations, may prove incorrect. The Portfolio may experience losses or poor relative performance if MetLife Advisers allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as MetLife Advisers anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.

Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:

Market Risk

An Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower

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demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by an Underlying Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For an Underlying Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of an Underlying Portfolio’s fixed income investments will affect the volatility of the Underlying Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. An Underlying Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if an Underlying Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

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Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

An Underlying Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Underlying Portfolio. If an Underlying Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, an Underlying Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign

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securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio’s foreign currency or securities holdings. Although an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

High Yield Debt Security Risk

High yield debt securities, or “junk bonds,” are securities which are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Underlying Portfolio’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying Portfolio.

An Underlying Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.

An Underlying Portfolio that invests in high yield debt securities that are rated C or below, or “distressed securities,” will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

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Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

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Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, an Underlying Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause an Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly

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than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause an Underlying Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

If an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to an Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Derivatives Risk

An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that an Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent an Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if an Underlying Portfolio hedges imperfectly, the Underlying Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. An Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Portfolio

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uses derivatives for leverage, investments in the Underlying Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. In addition, the Underlying Portfolios’ turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in an Underlying Portfolio’s subadviser. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.

Related Risks

Below is information regarding risks related to the direct primary risks of investing in the Underlying Portfolios.

Leveraging Risk

Derivatives and other transactions in which an Underlying Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause an Underlying Portfolio’s performance to be more volatile than if the Underlying Portfolio had not been leveraged. Leveraging may expose an Underlying Portfolio to losses in excess of the amounts invested or borrowed.

An Underlying Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause an Underlying Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Understanding the Portfolio

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in Underlying Portfolios that are portfolios of the Trust or the Fund. MetLife Advisers first establishes a target allocation between the two broad asset classes (equity and fixed income) and sets target percentages for various components of each broad asset category. For example, within the broad equity category, MetLife Advisers will establish targets for large cap, mid cap, small cap and foreign equities. MetLife Advisers then selects a combination of Underlying Portfolios designed to meet both the broad and narrow asset class targets. The selection of Underlying Portfolios will be based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, portfolio characteristics and investment personnel. MetLife Advisers may add new Underlying Portfolios, replace existing Underlying Portfolios or change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the investment personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a diversification benefit to the Portfolio. Information regarding the Underlying Portfolios is included in the summary prospectuses and prospectuses for those portfolios dated May 1, 2012. Copies of the summary prospectuses and prospectuses may be obtained free of charge by calling or writing the Fund at the telephone number or address on the back cover page of this Prospectus.

Before selecting Underlying Portfolios, MetLife Advisers analyzes each Underlying Portfolio’s historic and current security holdings and performance to determine the Underlying Portfolio’s investment attributes. For example, for Underlying Portfolios structured for equity investment, large cap, mid cap, and small cap exposure is considered, as is the investment bias toward growth or value style of investment. Further, the type of growth or value management employed is also a consideration for MetLife Advisers, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the effective duration, credit quality and currency denomination is evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt, and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio that holds only money market instruments. MetLife Advisers also evaluates the performance dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio’s risk profile.

Periodically, MetLife Advisers will communicate with or visit management personnel of each Underlying Portfolio to discuss the management personnel’s outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, MetLife Advisers will evaluate the Portfolio’s allocation between the broad asset classes of equity and fixed income, as well as the exposure to various investment styles and asset sectors within the broad asset classes. It is anticipated that any change to the targets for

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the two broad asset classes will be no more than plus or minus 10% in any given year. Concurrently, MetLife Advisers will consider whether to make changes to the allocation to any of the Underlying Portfolios. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by MetLife Advisers, a corresponding shifting of allocations to the remaining Underlying Portfolios will result.

The Underlying Portfolios in which the Portfolio may currently invest are:

METROPOLITAN SERIES FUND, INC.

Baillie Gifford International Stock Portfolio

Barclays Capital Aggregate Bond Index Portfolio

BlackRock Aggressive Growth Portfolio

BlackRock Bond Income Portfolio

BlackRock Diversified Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Legacy Large Cap Growth Portfolio

BlackRock Money Market Portfolio

Davis Venture Value Portfolio

FI Value Leaders Portfolio

Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

Lord Abbett Mid Cap Value Portfolio

Met/Artisan Mid Cap Value Portfolio

Met/Dimensional International Small Company Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife Stock Index Portfolio

MFS® Total Return Portfolio

MFS® Value Portfolio

Morgan Stanley EAFE Index Portfolio

Neuberger Berman Genesis Portfolio

Oppenheimer Global Equity Portfolio

Russell 2000 Index Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

Van Eck Global Natural Resources Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

Clarion Global Real Estate Portfolio

Dreman Small Cap Value Portfolio

Goldman Sachs Mid Cap Value Portfolio

Harris Oakmark International Portfolio

Invesco Small Cap Growth Portfolio

Janus Forty Portfolio

Lazard Mid Cap Portfolio

Legg Mason ClearBridge Aggressive Growth Portfolio

Loomis Sayles Global Markets Portfolio

Lord Abbett Bond Debenture Portfolio

Lord Abbett Mid Cap Value Portfolio

Met/Eaton Vance Floating Rate Portfolio

Met/Franklin Income Portfolio

Met/Franklin Low Duration Total Return Portfolio

Met/Franklin Mutual Shares Portfolio

Met/Templeton Growth Portfolio

Met/Templeton International Bond Portfolio

MFS® Emerging Markets Equity Portfolio

MFS® Research International Portfolio

Morgan Stanley Mid Cap Growth Portfolio

Oppenheimer Capital Appreciation Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

Pioneer Fund Portfolio

Pioneer Strategic Income Portfolio

Rainier Large Cap Equity Portfolio

RCM Technology Portfolio

T. Rowe Price Large Cap Value Portfolio

T. Rowe Price Mid Cap Growth Portfolio

Third Avenue Small Cap Value Portfolio

Turner Mid Cap Growth Portfolio

Van Kampen Comstock Portfolio

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The Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. MetLife Advisers may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time.

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. MetLife Advisers may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, MetLife Advisers may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolio’s opportunity to invest in the Underlying Portfolio.

Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, as set forth in the Portfolio Summary, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. MetLife Advisers may manage cash flows into or out of the Portfolio in a way to bring actual allocations more closely in line with the target allocations. In addition, MetLife Advisers may, from time to time, rebalance allocations among the Underlying Portfolios to correspond to the target allocations.

The actual allocation percentages of the Portfolio’s investments in the Underlying Portfolios, updated as of the end of the most recent calendar quarter, are available from the Fund at the following website—www.metlife.com/variablefunds. Upon accessing the website, select the requested Asset Allocation Portfolio to find actual allocations for the Portfolio as of the end of the prior quarter.

Please note that the expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

MetLife Advisers has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio’s investment objective and policies and target allocations. In addition to the investment advisory fee charged by MetLife Advisers for its asset allocation services, MetLife Advisers receives investment advisory fees from the Underlying Portfolios in which the Portfolio invests. In this regard, MetLife Advisers has an incentive to select and invest the Portfolio’s assets in Underlying Portfolios with higher fees than other Underlying Portfolios. Also MetLife Advisers may believe that certain

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Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, MetLife Advisers is obligated to disregard these incentives in advising the Portfolio. The directors and officers of the Fund may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Fund.

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Portfolio Turnover

Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying Portfolios may do so in an attempt to achieve their investment objectives.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. MetLife Advisers may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 40% of the risk of an all equity portfolio. As of February 29, 2012, the Dow Jones Moderately Conservative Index held approximately     % in stocks,     % in bonds and     % in cash.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by MetLife Advisers. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, manages the Portfolio. MetLife Advisers is responsible for the general management and administration of the Portfolio. In addition to its managerial responsibilities, MetLife Advisers is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Directors. Within the asset allocation range for the Portfolio, MetLife Advisers will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, MetLife Advisers’ investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

The Portfolio is managed by a committee composed of the individuals listed below. Each member of the committee is jointly and primarily responsible for the management of the Portfolio.

Elizabeth M. Forget is the Chair of the committee. Ms. Forget has been President, Chairman of the Board and Director of the Fund since 2006, and President and Trustee of the Trust since 2000. She has been President, Chief Executive Officer of MetLife Advisers and Chair of MetLife Advisers’ Board of Managers since 2006. She was President of Met Investors Advisory, LLC from 2000 to 2009. Ms. Forget has been Senior Vice President of MetLife, Inc. since 2007 and Vice President of MetLife, Inc. since 2000.

Alan C. Leland, Jr., CFA, has been Chief Financial Officer of MetLife Advisers since 1994 and a member of MetLife Advisers’ Board of Managers since 2006. He has been Senior Vice President of the Fund since 2005 and is a Vice President of Metropolitan Life Insurance Company. He has worked for Metropolitan Life Insurance Company and its predecessors for over 30 years and has worked for MetLife Advisers since its inception in 1994.

Darrel A. Olson, CFA, joined Metropolitan Life Insurance Company in 1979. He has been a Vice President of MetLife Advisers since 2005 and has been a Director in the Investments Department of Metropolitan Life Insurance Company since 2001.

Thomas C. McDevitt, CIMA, is Vice President of MetLife Advisers. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

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Jeffrey L. Bernier, CIMA, joined Metropolitan Life Insurance Company in 2007. He has been a Senior Vice President of the Fund and MetLife Advisers since 2008, and a Vice President of the Trust since 2009. He has been a Vice President of Metropolitan Life Insurance Company since 2008. From 2004 until he joined Metropolitan Life Insurance Company, Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

MetLife Advisers has hired an independent consultant to provide research and consulting services with respect to the asset allocation targets for the Portfolio and the Portfolio’s investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios which may be available for investment and with the selection of and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers is responsible for paying the consulting fees.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

Expense Limitation Agreement

MetLife Advisers has contractually agreed, for the period May 1, 2012 through April 30, 2013, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Portfolio’s Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% for Class A shares and 0.35% for Class B

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shares. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for either Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Fund of Funds Structure

Each Underlying Portfolio will have other shareholders, each of whom will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

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Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no

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more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. Similarly, for purposes of the section 817(h) diversification requirements, an investment in an Underlying Portfolio by the Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as the Underlying Portfolio qualifies as a regulated investment company and shares of the Underlying Portfolio are owned, directly or indirectly through the Portfolio (and other similar funds), only by separate accounts of insurance companies. Each Underlying Portfolio is and will be so owned. A failure by the Portfolio to qualify as a regulated investment company, or to satisfy the section 817(h) requirements (including any such failure that may result from a failure of an Underlying Portfolio to qualify as a regulated investment company or to satisfy the section 817(h) requirements), would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the

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annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

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Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Underlying Portfolios that may be adversely affected by price arbitrage include those Underlying Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If an Underlying Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a

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market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Because the Portfolio invests generally all of its assets in Underlying Portfolios, the value of the Portfolio’s investment portfolio is based on the reported net asset values of the shares of the Underlying Portfolios in which the Portfolio invests. For information regarding the pricing policies of the Underlying Portfolios, including the circumstances under which the Underlying Portfolios will use fair value pricing and the effects of fair value pricing, please refer to the Prospectuses of the Underlying Portfolios.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

MetLife Conservative to Moderate Allocation Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.54	$8.91	$11.61	$11.07	$10.60

Income (Loss) From Investment Operations
Net investment income	0.28 (a)	0.41 (a)	0.33 (a)	0.21 (a)	0.31
Net realized and unrealized gain (loss) on investments	0.94	1.63	(2.77)	0.35	0.70

Total from investment operations	1.22	2.04	(2.44)	0.56	1.01

Less Distributions
Distributions from net investment income	(0.40)	(0.34)	(0.14)	0.00	(0.32)
Distributions from net realized capital gains	0.00	(0.07)	(0.12)	(0.02)	(0.22)

Total distributions	(0.40)	(0.41)	(0.26)	(0.02)	(0.54)

Net Asset Value, End of Period	$11.36	$10.54	$8.91	$11.61	$11.07

Total Return (%)	11.78	24.00	(21.42)	5.06	9.77
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.10	0.10	0.10	0.11	0.12
Net ratio of expenses to average net assets (%) (b)(c)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (d)	2.64	4.30	3.12	1.86	2.45
Portfolio turnover rate (%)	16	26	23	19	18
Net assets, end of period (in millions)	$86.23	$70.28	$50.72	$63.06	$35.87

Please see following page for Financial Highlights footnote legend.

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MetLife Conservative to Moderate Allocation Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.47	$8.85	$11.53	$11.02	$10.58

Income (Loss) From Investment Operations
Net investment income	0.25 (a)	0.38 (a)	0.28 (a)	0.17 (a)	0.29
Net realized and unrealized gain (loss) on investments	0.94	1.62	(2.72)	0.36	0.68

Total from investment operations	1.19	2.00	(2.44)	0.53	0.97

Less Distributions
Distributions from net investment income	(0.38)	(0.31)	(0.12)	0.00	(0.31)
Distributions from net realized capital gains	0.00	(0.07)	(0.12)	(0.02)	(0.22)

Total distributions	(0.38)	(0.38)	(0.24)	(0.02)	(0.53)

Net Asset Value, End of Period	$11.28	$10.47	$8.85	$11.53	$11.02

Total Return (%)	11.53	23.68	(21.59)	4.81	9.42
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.35	0.35	0.35	0.36	0.37
Net ratio of expenses to average net assets (%) (b)(c)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (d)	2.31	4.08	2.71	1.48	1.64
Portfolio turnover rate (%)	16	26	23	19	18
Net assets, end of period (in millions)	$1,364.19	$1,022.40	$666.03	$653.42	$255.01

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratios of expenses to average net assets do not include expenses of investment companies in which the Portfolio invests.
(c)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

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30

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

MetLife Moderate Allocation Portfolio

Class A and Class B Shares

    PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

MetLife Moderate Allocation Portfolio

PORTFOLIO SUMMARY:

Investment Objective

A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”), but do reflect the fees and expenses of the investment companies in which the Portfolio invests (the “Underlying Portfolios”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B
Management Fee	%	%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	%	%
Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses)%		%

Total Annual Portfolio Operating Expenses	%	%

As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including such Underlying Portfolio’s management fee. The percentage shown above for Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses) shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

Portfolio Turnover

The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio. Some of the Underlying Portfolios, however, may have portfolio turnover rates as high as 200% or more.

Principal Investment Strategies

The Portfolio seeks to achieve its objective by investing substantially all of its assets in Class A shares of the Underlying Portfolios, which are portfolios of Metropolitan Series Fund, Inc. (the “Fund”) and Met Investors Series Trust (the “Trust”). The Portfolio has a target allocation between the two broad asset classes (equity and fixed income). MetLife Advisers, LLC (“MetLife Advisers”), the adviser to the Portfolio, establishes specific target investment percentages for the asset classes and the various components of each asset category. MetLife Advisers determines these target allocations based on a variety of factors, including its long-term outlook for the return and risk characteristics

3

of the various asset classes and the relationships between those asset classes. MetLife Advisers then selects the Underlying Portfolios in which the Portfolio invests based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes and portfolio analytical and management personnel.

Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that may hold large cap, small cap, mid cap or foreign equity securities and also invests in Underlying Portfolios that hold fixed income securities in accordance with target allocations of 60% to equity securities and 40% to fixed income securities.

The following chart describes the target allocations, as of May 1, 2012, to equity and fixed income securities. You should note that these percentages do not directly correspond to investment in the equity and fixed income Underlying Portfolios because each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various subsets of an asset class (e.g., small cap, mid cap and foreign securities). Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations in the chart below. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes.

Asset Class	Target Allocation
Equity	60%
U.S. Large Cap		25%
U.S. Mid Cap		13%
U.S. Small Cap		5%
Foreign Equity		17%
Fixed Income	40%
U.S. Investment Grade		32%
U.S. High Yield		4%
Foreign Fixed Income		4%

The “Foreign Equity” allocation shown above may be invested in foreign equity securities of any capitalization or country but primarily will be invested in larger capitalization companies of developed countries, and the “Foreign Fixed Income” allocation shown above may be invested in foreign fixed income securities of any credit quality but primarily will be invested in investment grade debt.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. and foreign companies and, to a lesser extent, in Underlying Portfolios that invest in stocks of smaller U.S. and foreign companies, including companies in emerging markets.

The Portfolio seeks to achieve current income primarily through its investments in Underlying Portfolios that invest in fixed-income securities. These investments may include Underlying Portfolios that invest in investment-grade fixed-income securities of U.S. issuers, high yield debt, and foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may also invest in Underlying Portfolios that invest substantially all of their assets in U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities).

Periodically, MetLife Advisers will evaluate the Portfolio’s allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio’s risk profile. It is anticipated that changes between these broad asset classes will be within a range of plus or minus 10%. Concurrently, MetLife Advisers will consider whether to make changes to the Portfolio’s investments in any of the Underlying Portfolios.

For additional information about the Portfolio’s investment strategies, the names of the Underlying Portfolios in which the Portfolio may invest and the actual allocation percentages of the Portfolio’s investments in the Underlying Portfolios as of the end of the prior quarter, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that

MetLife Moderate Allocation Portfolio

4

could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Direct risks of investing in the Portfolio include:

Performance Risk.    The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios.

Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon MetLife Advisers’ analysis of various factors and MetLife Advisers’ ability to select the appropriate mix of asset classes based on its analysis of such factors, which may prove incorrect. The Portfolio may experience losses or poor relative performance if MetLife Advisers allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as MetLife Advisers anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.

Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:

Market Risk.    An Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying Portfolio.

Interest Rate Risk.    The value of an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to an Underlying Portfolio.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for more highly rated debt securities.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.

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5

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of an Underlying Portfolio receiving payments of principal or interest may be substantially limited.

Derivatives Risk.    An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		Since Inception		Inception Date
Class A		%		%		%	5-2-05
Class B		%		%		%	5-2-05
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)		%		%		%	—

Management

Adviser.    MetLife Advisers, LLC is the Portfolio’s investment adviser.

Portfolio Managers.    The Portfolio is managed by a committee led by Elizabeth M. Forget. Other members of the committee are Alan C. Leland, Jr., Darrel A. Olson, Thomas C. McDevitt and Jeffrey L. Bernier. Ms. Forget and Messrs. Leland, Olson and McDevitt have been members of the committee since 2005; Mr. Bernier, since 2008.

For more information about the adviser and the portfolio managers, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” and “Portfolio Managers” in the Statement of Additional Information.

MetLife Moderate Allocation Portfolio

6

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offerijng other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

MetLife Moderate Allocation Portfolio

7

UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase.

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8

PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Direct risks of investing in the Portfolio include:

Performance Risk

The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved.

Asset Allocation Risk

The Portfolio’s ability to achieve its investment objective depends upon MetLife Advisers’ analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and MetLife Advisers’ ability to select the appropriate mix of asset classes based on its analysis of such factors. MetLife Advisers’ analysis, including any evaluations and assumptions regarding such trends, outlooks and valuations, may prove incorrect. The Portfolio may experience losses or poor relative performance if MetLife Advisers allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as MetLife Advisers anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.

Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:

Market Risk

An Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower

MetLife Moderate Allocation Portfolio

9

demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by an Underlying Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For an Underlying Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of an Underlying Portfolio’s fixed income investments will affect the volatility of the Underlying Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. An Underlying Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if an Underlying Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

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Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

An Underlying Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Underlying Portfolio. If an Underlying Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, an Underlying Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign

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securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio’s foreign currency or securities holdings. Although an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

High Yield Debt Security Risk

High yield debt securities, or “junk bonds,” are securities which are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Underlying Portfolio’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying Portfolio.

An Underlying Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.

An Underlying Portfolio that invests in high yield debt securities that are rated C or below, or “distressed securities,” will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

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Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

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Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, an Underlying Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause an Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly

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than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause an Underlying Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

If an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to an Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Derivatives Risk

An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that an Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent an Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if an Underlying Portfolio hedges imperfectly, the Underlying Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. An Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Portfolio

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uses derivatives for leverage, investments in the Underlying Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. In addition, the Underlying Portfolios’ turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in an Underlying Portfolio’s subadviser. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.

Related Risks

Below is information regarding risks related to the direct primary risks of investing in the Underlying Portfolios.

Leveraging Risk

Derivatives and other transactions in which an Underlying Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause an Underlying Portfolio’s performance to be more volatile than if the Underlying Portfolio had not been leveraged. Leveraging may expose an Underlying Portfolio to losses in excess of the amounts invested or borrowed.

An Underlying Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause an Underlying Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Understanding the Portfolio

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in Underlying Portfolios that are portfolios of the Trust or the Fund. MetLife Advisers first establishes a target allocation between the two broad asset classes (equity and fixed income) and sets target percentages for various components of each broad asset category. For example, within the broad equity category, MetLife Advisers will establish targets for large cap, mid cap, small cap and foreign equities. MetLife Advisers then selects a combination of Underlying Portfolios designed to meet both the broad and narrow asset class targets. The selection of Underlying Portfolios will be based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, portfolio characteristics and investment personnel. MetLife Advisers may add new Underlying Portfolios, replace existing Underlying Portfolios or change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the investment personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a diversification benefit to the Portfolio. Information regarding the Underlying Portfolios is included in the summary prospectuses and prospectuses for those portfolios dated May 1, 2012. Copies of the summary prospectuses and prospectuses may be obtained free of charge by calling or writing the Fund at the telephone number or address on the back cover page of this Prospectus.

Before selecting Underlying Portfolios, MetLife Advisers analyzes each Underlying Portfolio’s historic and current security holdings and performance to determine the Underlying Portfolio’s investment attributes. For example, for Underlying Portfolios structured for equity investment, large cap, mid cap, and small cap exposure is considered, as is the investment bias toward growth or value style of investment. Further, the type of growth or value management employed is also a consideration for MetLife Advisers, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the effective duration, credit quality and currency denomination is evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt, and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio that holds only money market instruments. MetLife Advisers also evaluates the performance dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio’s risk profile.

Periodically, MetLife Advisers will communicate with or visit management personnel of each Underlying Portfolio to discuss the management personnel’s outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, MetLife Advisers will evaluate the Portfolio’s allocation between the broad asset classes of equity and fixed income, as well as the exposure to various investment styles and asset sectors within the broad asset classes. It is anticipated that any change to the targets for

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the two broad asset classes will be no more than plus or minus 10% in any given year. Concurrently, MetLife Advisers will consider whether to make changes to the allocation to any of the Underlying Portfolios. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by MetLife Advisers, a corresponding shifting of allocations to the remaining Underlying Portfolios will result.

The Underlying Portfolios in which the Portfolio may currently invest are:

METROPOLITAN SERIES FUND, INC.

Baillie Gifford International Stock Portfolio

Barclays Capital Aggregate Bond Index Portfolio

BlackRock Aggressive Growth Portfolio

BlackRock Bond Income Portfolio

BlackRock Diversified Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Legacy Large Cap Growth Portfolio

BlackRock Money Market Portfolio

Davis Venture Value Portfolio

FI Value Leaders Portfolio

Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

Lord Abbett Mid Cap Value Portfolio

Met/Artisan Mid Cap Value Portfolio

Met/Dimensional International Small Company Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife Stock Index Portfolio

MFS® Total Return Portfolio

MFS® Value Portfolio

Morgan Stanley EAFE Index Portfolio

Neuberger Berman Genesis Portfolio

Oppenheimer Global Equity Portfolio

Russell 2000 Index Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

Van Eck Global Natural Resources Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

Clarion Global Real Estate Portfolio

Dreman Small Cap Value Portfolio

Goldman Sachs Mid Cap Value Portfolio

Harris Oakmark International Portfolio

Invesco Small Cap Growth Portfolio

Janus Forty Portfolio

Lazard Mid Cap Portfolio

Legg Mason ClearBridge Aggressive Growth Portfolio

Loomis Sayles Global Markets Portfolio

Lord Abbett Bond Debenture Portfolio

Lord Abbett Mid Cap Value Portfolio

Met/Eaton Vance Floating Rate Portfolio

Met/Franklin Income Portfolio

Met/Franklin Low Duration Total Return Portfolio

Met/Franklin Mutual Shares Portfolio

Met/Templeton Growth Portfolio

Met/Templeton International Bond Portfolio

MFS® Emerging Markets Equity Portfolio

MFS® Research International Portfolio

Morgan Stanley Mid Cap Growth Portfolio

Oppenheimer Capital Appreciation Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

Pioneer Fund Portfolio

Pioneer Strategic Income Portfolio

Rainier Large Cap Equity Portfolio

RCM Technology Portfolio

T. Rowe Price Large Cap Value Portfolio

T. Rowe Price Mid Cap Growth Portfolio

Third Avenue Small Cap Value Portfolio

Turner Mid Cap Growth Portfolio

Van Kampen Comstock Portfolio

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The Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. MetLife Advisers may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time.

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. MetLife Advisers may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, MetLife Advisers may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolio’s opportunity to invest in the Underlying Portfolio.

Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, as set forth in the Portfolio Summary, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. MetLife Advisers may manage cash flows into or out of the Portfolio in a way to bring actual allocations more closely in line with the target allocations. In addition, MetLife Advisers may, from time to time, rebalance allocations among the Underlying Portfolios to correspond to the target allocations.

The actual allocation percentages of the Portfolio’s investments in the Underlying Portfolios, updated as of the end of the most recent calendar quarter, are available from the Fund at the following website—www.metlife.com/variablefunds. Upon accessing the website, select the requested Asset Allocation Portfolio to find actual allocations for the Portfolio as of the end of the prior quarter.

Please note that the expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

MetLife Advisers has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio’s investment objective and policies and target allocations. In addition to the investment advisory fee charged by MetLife Advisers for its asset allocation services, MetLife Advisers receives investment advisory fees from the Underlying Portfolios in which the Portfolio invests. In this regard, MetLife Advisers has an incentive to select and invest the Portfolio’s assets in Underlying Portfolios with higher fees than other Underlying Portfolios. Also MetLife Advisers may believe that certain Underlying

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Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, MetLife Advisers is obligated to disregard these incentives in advising the Portfolio. The directors and officers of the Fund may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Fund.

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Portfolio Turnover

Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying Portfolios may do so in an attempt to achieve their investment objectives.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. MetLife Advisers may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio. As of February 29, 2012, the Dow Jones Moderate Index held approximately     % in stocks,     % in bonds and     % in cash.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by MetLife Advisers. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, manages the Portfolio. MetLife Advisers is responsible for the general management and administration of the Portfolio. In addition to its managerial responsibilities, MetLife Advisers is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Directors. Within the asset allocation range for the Portfolio, MetLife Advisers will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, MetLife Advisers’ investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

The Portfolio is managed by a committee composed of the individuals listed below. Each member of the committee is jointly and primarily responsible for the management of the Portfolio.

Elizabeth M. Forget is the Chair of the committee. Ms. Forget has been President, Chairman of the Board and Director of the Fund since 2006, and President and Trustee of the Trust since 2000. She has been President, Chief Executive Officer of MetLife Advisers and Chair of MetLife Advisers’ Board of Managers since 2006. She was President of Met Investors Advisory, LLC from 2000 to 2009. Ms. Forget has been Senior Vice President of MetLife, Inc. since 2007 and Vice President of MetLife, Inc. since 2000.

Alan C. Leland, Jr., CFA, has been Chief Financial Officer of MetLife Advisers since 1994 and a member of MetLife Advisers’ Board of Managers since 2006. He has been Senior Vice President of the Fund since 2005 and is a Vice President of Metropolitan Life Insurance Company. He has worked for Metropolitan Life Insurance Company and its predecessors for over 30 years and has worked for MetLife Advisers since its inception in 1994.

Darrel A. Olson, CFA, joined Metropolitan Life Insurance Company in 1979. He has been a Vice President of MetLife Advisers since 2005 and has been a Director in the Investments Department of Metropolitan Life Insurance Company since 2001.

Thomas C. McDevitt, CIMA, is Vice President of MetLife Advisers. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

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Jeffrey L. Bernier, CIMA, joined Metropolitan Life Insurance Company in 2007. He has been a Senior Vice President of the Fund and MetLife Advisers since 2008, and a Vice President of the Trust since 2009. He has been a Vice President of Metropolitan Life Insurance Company since 2008. From 2004 until he joined Metropolitan Life Insurance Company, Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

MetLife Advisers has hired an independent consultant to provide research and consulting services with respect to the asset allocation targets for the Portfolio and the Portfolio’s investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios which may be available for investment and with the selection of and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers is responsible for paying the consulting fees.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

Expense Limitation Agreement

MetLife Advisers has contractually agreed, for the period May 1, 2012 through April 30, 2013, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Portfolio’s Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% for Class A shares and 0.35% for Class B

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shares. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for either Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Fund of Funds Structure

Each Underlying Portfolio will have other shareholders, each of whom will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

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Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is

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treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. Similarly, for purposes of the section 817(h) diversification requirements, an investment in an Underlying Portfolio by the Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as the Underlying Portfolio qualifies as a regulated investment company and shares of the Underlying Portfolio are owned, directly or indirectly through the Portfolio (and other similar funds), only by separate accounts of insurance companies. Each Underlying Portfolio is and will be so owned. A failure by the Portfolio to qualify as a regulated investment company, or to satisfy the section 817(h) requirements (including any such failure that may result from a failure of an Underlying Portfolio to qualify as a regulated investment company or to satisfy the section 817(h) requirements), would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the

MetLife Moderate Allocation Portfolio

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Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Portfolio, to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

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Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Underlying Portfolios that may be adversely affected by price arbitrage include those Underlying Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If an Underlying Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a

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27

market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Because the Portfolio invests generally all of its assets in Underlying Portfolios, the value of the Portfolio’s investment portfolio is based on the reported net asset values of the shares of the Underlying Portfolios in which the Portfolio invests. For information regarding the pricing policies of the Underlying Portfolios, including the circumstances under which the Underlying Portfolios will use fair value pricing and the effects of fair value pricing, please refer to the Prospectuses of the Underlying Portfolios.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

MetLife Moderate Allocation Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.09	$8.40	$12.00	$11.52	$10.82

Income (Loss) From Investment Operations
Net investment income	0.20 (a)	0.30 (a)	0.25 (a)	0.17 (a)	0.24
Net realized and unrealized gain (loss) on investments	1.14	1.83	(3.59)	0.36	1.04

Total from investment operations	1.34	2.13	(3.34)	0.53	1.28

Less Distributions
Distributions from net investment income	(0.29)	(0.30)	(0.12)	(0.03)	(0.24)
Distributions from net realized capital gains	0.00	(0.14)	(0.14)	(0.02)	(0.34)

Total distributions	(0.29)	(0.44)	(0.26)	(0.05)	(0.58)

Net Asset Value, End of Period	$11.14	$10.09	$8.40	$12.00	$11.52

Total Return (%)	13.47	26.84	(28.43)	4.55	12.18
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.06	0.07	0.07	0.09	0.11
Net ratio of expenses to average net assets (%) (b)(c)	0.06	0.07	0.07	0.09	0.10
Ratio of net investment income to average net assets (%) (d)	1.95	3.44	2.38	1.44	1.67
Portfolio turnover rate (%)	14	32	24	14	19
Net assets, end of period (in millions)	$233.42	$188.75	$135.50	$171.93	$90.13

Please see following page for Financial Highlights footnote legend.

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MetLife Moderate Allocation Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$10.06	$8.37	$11.96	$11.48		$10.81

Income (Loss) From Investment Operations
Net investment income	0.17 (a)	0.27 (a)	0.21 (a)	0.12	(a)	0.22
Net realized and unrealized gain (loss) on investments	1.14	1.83	(3.57)	0.38		1.02

Total from investment operations	1.31	2.10	(3.36)	0.50		1.24

Less Distributions
Distributions from net investment income	(0.27)	(0.27)	(0.09)	(0.00	)(e)	(0.23)
Distributions from net realized capital gains	0.00	(0.14)	(0.14)	(0.02)		(0.34)

Total distributions	(0.27)	(0.41)	(0.23)	(0.02)		(0.57)

Net Asset Value, End of Period	$11.10	$10.06	$8.37	$11.96		$11.48

Total Return (%)	13.17	26.53	(28.63)	4.35		11.84
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.31	0.32	0.32	0.34		0.36
Net ratio of expenses to average net assets (%) (b)(c)	0.31	0.32	0.32	0.34		0.35
Ratio of net investment income to average net assets (%) (d)	1.64	3.11	2.08	0.98		0.98
Portfolio turnover rate (%)	14	32	24	14		19
Net assets, end of period (in millions)	$4,219.73	$3,030.48	$1,917.00	$2,127.61		$650.79

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratios of expenses to average net assets do not include expenses of investment companies in which the Portfolio invests.
(c)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(e)	Distribution from net investment income was less than $0.01.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

MetLife Moderate to Aggressive Allocation Portfolio

Class A and Class B Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

MetLife Moderate to Aggressive Allocation Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Growth of capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”), but do reflect the fees and expenses of the investment companies in which the Portfolio invests (the “Underlying Portfolios”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B
Management Fee	%	%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	%	%
Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses)%		%

Total Annual Portfolio Operating Expenses	%	%

As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including such Underlying Portfolio’s management fee. The percentage shown above for Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses) shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

Portfolio Turnover

The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio. Some of the Underlying Portfolios, however, may have portfolio turnover rates as high as 200% or more.

Principal Investment Strategies

The Portfolio seeks to achieve its objective by investing substantially all of its assets in Class A shares of the Underlying Portfolios, which are portfolios of Metropolitan Series Fund, Inc. (the “Fund”) and Met Investors Series Trust (the “Trust”). The Portfolio has a target allocation between the two broad asset classes (equity and fixed income). MetLife Advisers, LLC (“MetLife Advisers”), the adviser to the Portfolio, establishes specific target investment percentages for the asset classes and the various components of each asset category. MetLife Advisers determines these target allocations based on a variety of factors, including its long-term outlook for the return and risk characteristics of the various asset classes and the relationships between those asset classes. MetLife Advisers then selects the Underlying Portfolios in which the Portfolio invests based

3

on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes and portfolio analytical and management personnel.

Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that may hold large cap, small cap, mid cap or foreign equity securities and also invests in Underlying Portfolios that hold fixed income securities in accordance with target allocations of 80% to equity securities and 20% to fixed income securities.

The following chart describes the target allocations, as of May 1, 2012, to equity and fixed income securities. You should note that these percentages do not directly correspond to investment in the equity and fixed income Underlying Portfolios because each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various subsets of an asset class (e.g., small cap, mid cap and foreign securities). Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations in the chart below. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes.

Asset Class	Target Allocation
Equity	80%
U.S. Large Cap		32%
U.S. Mid Cap		18%
U.S. Small Cap		7%
Foreign Equity		23%
Fixed Income	20%
U.S. Investment Grade		14%
U.S. High Yield		3%
Foreign Fixed Income		3%

The “Foreign Equity” allocation shown above may be invested in foreign equity securities of any capitalization or country but primarily will be invested in larger capitalization companies of developed countries, and the “Foreign Fixed Income” allocation shown above may be invested in foreign fixed income securities of any credit quality but primarily will be invested in investment grade debt.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. and foreign companies and, to a lesser extent, in Underlying Portfolios that invest in stocks of smaller U.S. and foreign companies, including companies in emerging markets.

The Portfolio seeks to achieve current income primarily through its investments in Underlying Portfolios that invest in fixed-income securities. These investments may include Underlying Portfolios that invest in investment-grade fixed-income securities of U.S. issuers, high yield debt, and foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may also invest in Underlying Portfolios that invest substantially all of their assets in U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities).

Periodically, MetLife Advisers will evaluate the Portfolio’s allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio’s risk profile. It is anticipated that changes between these broad asset classes will be within a range of plus or minus 10%. Concurrently, MetLife Advisers will consider whether to make changes to the Portfolio’s investments in any of the Underlying Portfolios.

For additional information about the Portfolio’s investment strategies, the names of the Underlying Portfolios in which the Portfolio may invest and the actual allocation percentages of the Portfolio’s investments in the Underlying Portfolios as of the end of the prior quarter, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

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4

Direct risks of investing in the Portfolio include:

Performance Risk.    The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios.

Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon MetLife Advisers’ analysis of various factors and MetLife Advisers’ ability to select the appropriate mix of asset classes based on its analysis of such factors, which may prove incorrect. The Portfolio may experience losses or poor relative performance if MetLife Advisers allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as MetLife Advisers anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.

Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:

Market Risk.    An Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying Portfolio.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.

Interest Rate Risk.    The value of an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to an Underlying Portfolio.

High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for more highly rated debt securities.

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk

MetLife Moderate to Aggressive Allocation Portfolio

5

that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of an Underlying Portfolio receiving payments of principal or interest may be substantially limited.

Derivatives Risk.    An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		Since Inception		Inception Date
Class A		%		%		%	5-2-05
Class B		%		%		%	5-2-05
Dow Jones Moderately Aggressive Index (reflects no deduction for mutual fund fees or expenses)		%		%		%	—

Management

Adviser.    MetLife Advisers, LLC is the Portfolio’s investment adviser.

Portfolio Managers.    The Portfolio is managed by a committee led by Elizabeth M. Forget. Other members of the committee are Alan C. Leland, Jr., Darrel A. Olson, Thomas C. McDevitt and Jeffrey L. Bernier. Ms. Forget and Messrs. Leland, Olson and McDevitt have been members of the committee since 2005; Mr. Bernier, since 2008.

For more information about the adviser and the portfolio managers, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

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Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Direct risks of investing in the Portfolio include:

Performance Risk

The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved.

Asset Allocation Risk

The Portfolio’s ability to achieve its investment objective depends upon MetLife Advisers’ analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and MetLife Advisers’ ability to select the appropriate mix of asset classes based on its analysis of such factors. MetLife Advisers’ analysis, including any evaluations and assumptions regarding such trends, outlooks and valuations, may prove incorrect. The Portfolio may experience losses or poor relative performance if MetLife Advisers allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as MetLife Advisers anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.

Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:

Market Risk

An Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of

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factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by an Underlying Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, an Underlying Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in

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payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio’s foreign currency or securities holdings. Although an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller

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and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For an Underlying Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of an Underlying Portfolio’s fixed income investments will affect the volatility of the Underlying Portfolio’s share price.

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Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. An Underlying Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if an Underlying Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

An Underlying Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Underlying Portfolio. If an Underlying Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio.

High Yield Debt Security Risk

High yield debt securities, or “junk bonds,” are securities which are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Underlying Portfolio’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying Portfolio.

An Underlying Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.

An Underlying Portfolio that invests in high yield debt securities that are rated C or below, or “distressed securities,” will incur significant risk in addition to the risks generally associated

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with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, an Underlying Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause an Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly

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than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause an Underlying Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

If an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to an Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Derivatives Risk

An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that an Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent an Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if an Underlying Portfolio hedges imperfectly, the Underlying Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. An Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Portfolio uses derivatives for leverage, investments in the Underlying Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

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Portfolio Turnover Risk

The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. In addition, the Underlying Portfolios’ turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in an Underlying Portfolio’s subadviser. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.

Related Risks

Below is information regarding risks related to the direct primary risks of investing in the Underlying Portfolios.

Leveraging Risk

Derivatives and other transactions in which an Underlying Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause an Underlying Portfolio’s performance to be more volatile than if the Underlying Portfolio had not been leveraged. Leveraging may expose an Underlying Portfolio to losses in excess of the amounts invested or borrowed.

An Underlying Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause an Underlying Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Understanding the Portfolio

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in Underlying Portfolios that are portfolios of the Trust or the Fund. MetLife Advisers first establishes a target allocation between the two broad asset classes (equity and fixed income) and sets target percentages for various components of each broad asset category. For example, within the broad equity category, MetLife Advisers will establish targets for large cap, mid cap, small cap and foreign equities. MetLife Advisers then selects a combination of Underlying Portfolios designed to meet both the broad and narrow asset class targets. The selection of Underlying Portfolios will be based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, portfolio characteristics and investment personnel. MetLife Advisers may add new Underlying Portfolios, replace existing Underlying Portfolios or change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the investment personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that

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may provide a diversification benefit to the Portfolio. Information regarding the Underlying Portfolios is included in the summary prospectuses and prospectuses for those portfolios dated May 1, 2012. Copies of the summary prospectuses and prospectuses may be obtained free of charge by calling or writing the Fund at the telephone number or address on the back cover page of this Prospectus.

Before selecting Underlying Portfolios, MetLife Advisers analyzes each Underlying Portfolio’s historic and current security holdings and performance to determine the Underlying Portfolio’s investment attributes. For example, for Underlying Portfolios structured for equity investment, large cap, mid cap, and small cap exposure is considered, as is the investment bias toward growth or value style of investment. Further, the type of growth or value management employed is also a consideration for MetLife Advisers, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the effective duration, credit quality and currency denomination is evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt, and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio that holds only money market instruments. MetLife Advisers also evaluates the performance dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio’s risk profile.

Periodically, MetLife Advisers will communicate with or visit management personnel of each Underlying Portfolio to discuss the management personnel’s outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, MetLife Advisers will evaluate the Portfolio’s allocation between the broad asset classes of equity and fixed income, as well as the exposure to various investment styles and asset sectors within the broad asset classes. It is anticipated that any change to the targets for the two broad asset classes will be no more than plus or minus 10% in any given year. Concurrently, MetLife Advisers will consider whether to make changes to the allocation to any of the Underlying Portfolios. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by MetLife Advisers, a corresponding shifting of allocations to the remaining Underlying Portfolios will result.

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The Underlying Portfolios in which the Portfolio may currently invest are:

METROPOLITAN SERIES FUND, INC.

Baillie Gifford International Stock Portfolio

Barclays Capital Aggregate Bond Index Portfolio

BlackRock Aggressive Growth Portfolio

BlackRock Bond Income Portfolio

BlackRock Diversified Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Legacy Large Cap Growth Portfolio

BlackRock Money Market Portfolio

Davis Venture Value Portfolio

FI Value Leaders Portfolio

Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

Lord Abbett Mid Cap Value Portfolio

Met/Artisan Mid Cap Value Portfolio

Met/Dimensional International Small Company Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife Stock Index Portfolio

MFS® Total Return Portfolio

MFS® Value Portfolio

Morgan Stanley EAFE Index Portfolio

Neuberger Berman Genesis Portfolio

Oppenheimer Global Equity Portfolio

Russell 2000 Index Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

Van Eck Global Natural Resources Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

Clarion Global Real Estate Portfolio

Dreman Small Cap Value Portfolio

Goldman Sachs Mid Cap Value Portfolio

Harris Oakmark International Portfolio

Invesco Small Cap Growth Portfolio

Janus Forty Portfolio

Lazard Mid Cap Portfolio

Legg Mason ClearBridge Aggressive Growth Portfolio

Loomis Sayles Global Markets Portfolio

Lord Abbett Bond Debenture Portfolio

Lord Abbett Mid Cap Value Portfolio

Met/Eaton Vance Floating Rate Portfolio

Met/Franklin Income Portfolio

Met/Franklin Low Duration Total Return Portfolio

Met/Franklin Mutual Shares Portfolio

Met/Templeton Growth Portfolio

Met/Templeton International Bond Portfolio

MFS® Emerging Markets Equity Portfolio

MFS® Research International Portfolio

Morgan Stanley Mid Cap Growth Portfolio

Oppenheimer Capital Appreciation Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

Pioneer Fund Portfolio

Pioneer Strategic Income Portfolio

Rainier Large Cap Equity Portfolio

RCM Technology Portfolio

T. Rowe Price Large Cap Value Portfolio

T. Rowe Price Mid Cap Growth Portfolio

Third Avenue Small Cap Value Portfolio

Turner Mid Cap Growth Portfolio

Van Kampen Comstock Portfolio

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The Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. MetLife Advisers may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time.

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. MetLife Advisers may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, MetLife Advisers may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolio’s opportunity to invest in the Underlying Portfolio.

Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, as set forth in the Portfolio Summary, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. MetLife Advisers may manage cash flows into or out of the Portfolio in a way to bring actual allocations more closely in line with the target allocations. In addition, MetLife Advisers may, from time to time, rebalance allocations among the Underlying Portfolios to correspond to the target allocations.

The actual allocation percentages of the Portfolio’s investments in the Underlying Portfolios, updated as of the end of the most recent calendar quarter, are available from the Fund at the following website—www.metlife.com/variablefunds. Upon accessing the website, select the requested Asset Allocation Portfolio to find actual allocations for the Portfolio as of the end of the prior quarter.

Please note that the expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

MetLife Advisers has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio’s investment objective and policies and target allocations. In addition to the investment advisory fee charged by MetLife Advisers for its asset allocation services, MetLife Advisers receives investment advisory fees from the Underlying Portfolios in which the Portfolio invests. In this regard, MetLife Advisers has an incentive to select and invest the Portfolio’s assets in Underlying Portfolios with higher fees than other Underlying Portfolios. Also MetLife Advisers may believe that certain

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Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, MetLife Advisers is obligated to disregard these incentives in advising the Portfolio. The directors and officers of the Fund may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Fund.

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Portfolio Turnover

Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying Portfolios may do so in an attempt to achieve their investment objectives.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. MetLife Advisers may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 80% of the risk of an all equity portfolio. As of February 29, 2012, the Dow Jones Moderately Aggressive Index held approximately     % in stocks,     % in bonds and     % in cash.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by MetLife Advisers. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, manages the Portfolio. MetLife Advisers is responsible for the general management and administration of the Portfolio. In addition to its managerial responsibilities, MetLife Advisers is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Directors. Within the asset allocation range for the Portfolio, MetLife Advisers will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, MetLife Advisers’ investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

The Portfolio is managed by a committee composed of the individuals listed below. Each member of the committee is jointly and primarily responsible for the management of the Portfolio.

Elizabeth M. Forget is the Chair of the committee. Ms. Forget has been President, Chairman of the Board and Director of the Fund since 2006, and President and Trustee of the Trust since 2000. She has been President, Chief Executive Officer of MetLife Advisers and Chair of MetLife Advisers’ Board of Managers since 2006. She was President of Met Investors Advisory, LLC from 2000 to 2009. Ms. Forget has been Senior Vice President of MetLife, Inc. since 2007 and Vice President of MetLife, Inc. since 2000.

Alan C. Leland, Jr., CFA, has been Chief Financial Officer of MetLife Advisers since 1994 and a member of MetLife Advisers’ Board of Managers since 2006. He has been Senior Vice President of the Fund since 2005 and is a Vice President of Metropolitan Life Insurance Company. He has worked for Metropolitan Life Insurance Company and its predecessors for over 30 years and has worked for MetLife Advisers since its inception in 1994.

Darrel A. Olson, CFA, joined Metropolitan Life Insurance Company in 1979. He has been a Vice President of MetLife Advisers since 2005 and has been a Director in the Investments Department of Metropolitan Life Insurance Company since 2001.

Thomas C. McDevitt, CIMA, is Vice President of MetLife Advisers. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

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Jeffrey L. Bernier, CIMA, joined Metropolitan Life Insurance Company in 2007. He has been a Senior Vice President of the Fund and MetLife Advisers since 2008, and a Vice President of the Trust since 2009. He has been a Vice President of Metropolitan Life Insurance Company since 2008. From 2004 until he joined Metropolitan Life Insurance Company, Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

MetLife Advisers has hired an independent consultant to provide research and consulting services with respect to the asset allocation targets for the Portfolio and the Portfolio’s investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios which may be available for investment and with the selection of and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers is responsible for paying the consulting fees.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

Expense Limitation Agreement

MetLife Advisers has contractually agreed, for the period May 1, 2012 through April 30, 2013, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Portfolio’s Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes,

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interest and any extraordinary expenses) to 0.10% for Class A shares and 0.35% for Class B shares. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for either Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Fund of Funds Structure

Each Underlying Portfolio will have other shareholders, each of whom will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

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Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no

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more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. Similarly, for purposes of the section 817(h) diversification requirements, an investment in an Underlying Portfolio by the Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as the Underlying Portfolio qualifies as a regulated investment company and shares of the Underlying Portfolio are owned, directly or indirectly through the Portfolio (and other similar funds), only by separate accounts of insurance companies. Each Underlying Portfolio is and will be so owned. A failure by the Portfolio to qualify as a regulated investment company, or to satisfy the section 817(h) requirements (including any such failure that may result from a failure of an Underlying Portfolio to qualify as a regulated investment company or to satisfy the section 817(h) requirements), would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the

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annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

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Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Underlying Portfolios that may be adversely affected by price arbitrage include those Underlying Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If an Underlying Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a

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market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Because the Portfolio invests generally all of its assets in Underlying Portfolios, the value of the Portfolio’s investment portfolio is based on the reported net asset values of the shares of the Underlying Portfolios in which the Portfolio invests. For information regarding the pricing policies of the Underlying Portfolios, including the circumstances under which the Underlying Portfolios will use fair value pricing and the effects of fair value pricing, please refer to the Prospectuses of the Underlying Portfolios.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

MetLife Moderate to Aggressive Allocation Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.74	$7.90	$12.43	$11.98	$11.05

Income (Loss) From Investment Operations
Net investment income	0.14 (a)	0.21 (a)	0.17 (a)	0.12 (a)	0.17
Net realized and unrealized gain (loss) on investments	1.29	2.00	(4.43)	0.38	1.39

Total from investment operations	1.43	2.21	(4.26)	0.50	1.56

Less Distributions
Distributions from net investment income	(0.23)	(0.25)	(0.09)	(0.03)	(0.18)
Distributions from net realized capital gains	0.00	(0.12)	(0.18)	(0.02)	(0.45)

Total distributions	(0.23)	(0.37)	(0.27)	(0.05)	(0.63)

Net Asset Value, End of Period	$10.94	$9.74	$7.90	$12.43	$11.98

Total Return (%)	14.89	29.43	(34.96)	4.12	14.55
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.07	0.07	0.07	0.09	0.11
Net ratio of expenses to average net assets (%) (b)(c)	0.07	0.07	0.07	0.09	0.10
Ratio of net investment income to average net assets (%) (d)	1.45	2.49	1.69	0.95	1.07
Portfolio turnover rate (%)	17	37	26	14	23
Net assets, end of period (in millions)	$246.03	$201.93	$131.60	$155.39	$80.73

Please see following page for Financial Highlights footnote legend.

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MetLife Moderate to Aggressive Allocation Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$9.71	$7.87	$12.39	$11.94		$11.04

Income (Loss) From Investment Operations
Net investment income	0.12 (a)	0.19 (a)	0.15 (a)	0.07	(a)	0.16
Net realized and unrealized gain (loss) on investments	1.29	1.99	(4.43)	0.40		1.36

Total from investment operations	1.41	2.18	(4.28)	0.47		1.52

Less Distributions
Distributions from net investment income	(0.21)	(0.22)	(0.06)	(0.00	)(e)	(0.17)
Distributions from net realized capital gains	0.00	(0.12)	(0.18)	(0.02)		(0.45)

Total distributions	(0.21)	(0.34)	(0.24)	(0.02)		(0.62)

Net Asset Value, End of Period	$10.91	$9.71	$7.87	$12.39		$11.94

Total Return (%)	14.70	29.09	(35.11)	3.85		14.22
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.32	0.32	0.32	0.34		0.36
Net ratio of expenses to average net assets (%) (b)(c)	0.32	0.32	0.32	0.34		0.35
Ratio of net investment income to average net assets (%) (d)	1.24	2.32	1.51	0.56		0.54
Portfolio turnover rate (%)	17	37	26	14		23
Net assets, end of period (in millions)	$2,678.29	$2,469.30	$1,772.82	$2,216.52		$638.88

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratios of expenses to average net assets do not include expenses of investment companies in which the Portfolio invests.
(c)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(e)	Distribution from net investment income was less than $0.01.

MetLife Moderate to Aggressive Allocation Portfolio

30

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Zenith Equity Portfolio

Class A Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Zenith Equity Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”) but do reflect the fees and expenses of the investment companies in which the Portfolio invests (the “Underlying Portfolios”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management Fee	None
Distribution and Service (12b-1) Fees	None
Other Expenses	%
Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses)%

Total Annual Portfolio Operating Expenses	%

As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including such Underlying Portfolio’s management fee. The percentage shown above for Acquired Fund Fees and Expenses (i.e., Underlying Portfolio Fees and Expenses) shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the Underlying Portfolios during the last fiscal year.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 Year	$
3 Years	$
5 Years	$
10 Years	$

Portfolio Turnover

The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transactions costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio. An Underlying Portfolio, however, may have portfolio turnover rates as high as 200% or more.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing its assets equally among the Class A shares of the Underlying Portfolios, which are the Pioneer Fund Portfolio of the Met Investors Series Trust (the “Trust”) and the Jennison Growth Portfolio and FI Value Leaders Portfolio of the Metropolitan Series Fund, Inc. (the “Fund”), rather than in a portfolio of securities. The Portfolio’s actual allocations to the Underlying Portfolios could vary substantially from this equal division because of, for example, changes to the Underlying Portfolios’ asset values. MetLife Advisers, LLC (“MetLife Advisers”), the adviser to the Portfolio, will rebalance the Portfolio’s holdings each fiscal quarter to maintain the Portfolio’s equal division of assets among the Underlying Portfolios. The Portfolio will invest at least 80% of its assets in equity securities. Each Underlying Portfolio has a different subadviser that will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks.

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The Portfolio pays its share of each Underlying Portfolio’s expenses, as well as the Portfolio’s own expenses. This may result in certain duplications of expenses.

Investment Objectives of the Underlying Portfolios

Pioneer Fund Portfolio: reasonable income and capital growth.

Jennison Growth Portfolio: long-term growth of capital.

FI Value Leaders Portfolio: long-term growth of capital.

For further information about the Underlying Portfolios, including those Portfolios’ principal investment strategies and risks, please see the summary prospectuses and prospectuses of the Underlying Portfolios, which may be obtained free of charge by calling 1-800-638-7732. The Underlying Portfolios’ summary prospectuses should accompany this summary prospectus. The Portfolio is subject to all of the risks to which the Underlying Portfolios are subject.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Performance Risk.    Performance risk is a direct risk of investing in the Portfolio. The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly.

Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:

Market Risk.    An Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying Portfolio.

Interest Rate Risk.    The value of an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to an Underlying Portfolio.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for more highly rated debt securities.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current

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4

market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of an Underlying Portfolio receiving payments of principal or interest may be substantially limited.

Derivatives Risk.    An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On May 1, 2002, the Portfolio changed its investment objective and policies to invest in the Underlying Portfolios rather than in a portfolio of securities. On that date, Capital Growth Management Limited Partnership (“CGM”) ceased to be subadviser but MetLife Advisers remained as investment adviser. The performance information set forth below reflects results prior to these changes. CGM was the adviser to the Portfolio from the Portfolio’s inception to

Zenith Equity Portfolio

5

April 30, 2001. From May 1, 2001 to April 30, 2002, CGM was the subadviser to the Portfolio and MetLife Advisers was the adviser. On May 1, 2009, the Portfolio changed its investment strategy from investing in the Capital Guardian U.S. Equity Portfolio, Jennison Growth Portfolio and FI Value Leaders Portfolio of the Fund to investing in the Pioneer Fund Portfolio of the Trust and the Jennison Growth Portfolio and FI Value Leaders Portfolio of the Fund. The performance information set forth below reflects results prior to these changes.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years
Class A	%	%	%
S&P 500 Index (reflects no deduction for mutual fund fees or expenses)%		%	%

Management

Adviser.    MetLife Advisers, LLC is the Portfolio’s investment adviser.

Portfolio Managers.    The Portfolio is managed by a committee led by Elizabeth M. Forget. Other members of the committee are Alan C. Leland, Jr., Darrel A. Olson, Thomas C. McDevitt and Jeffrey L. Bernier. Ms. Forget and Messrs. Leland, Olson and McDevitt have been members of the committee since 2005; Mr. Bernier, since 2008.

For more information about the adviser and the portfolio managers, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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6

UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase.

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7

PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Performance Risk is a direct risk of investing in the Portfolio. The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved.

Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:

Market Risk

An Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be

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8

negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by an Underlying Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For an Underlying Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of an Underlying Portfolio’s fixed income investments will affect the volatility of the Underlying Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. An Underlying Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if an Underlying Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

An Underlying Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans,

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9

repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Underlying Portfolio. If an Underlying Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, an Underlying Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio’s foreign currency or securities holdings. Although an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse

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and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

High Yield Debt Security Risk

High yield debt securities, or “junk bonds,” are securities which are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Underlying Portfolio’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying Portfolio.

An Underlying Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.

An Underlying Portfolio that invests in high yield debt securities that are rated C or below, or “distressed securities,” will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property

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and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, an Underlying Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause an Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause an Underlying Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

If an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied.

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Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to an Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Derivatives Risk

An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that an Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent an Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if an Underlying Portfolio hedges imperfectly, the Underlying Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. An Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Portfolio uses derivatives for leverage, investments in the Underlying Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Real Estate Investment Risk

Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance would be especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be

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more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.

Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Investment Company and Exchange Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. In addition, the Underlying Portfolios’ turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in an Underlying Portfolio’s subadviser. High portfolio

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turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.

Related Risks

Below is information regarding risks related to the direct primary risks of investing in the Underlying Portfolios.

Leveraging Risk

Derivatives and other transactions in which an Underlying Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause an Underlying Portfolio’s performance to be more volatile than if the Underlying Portfolio had not been leveraged. Leveraging may expose an Underlying Portfolio to losses in excess of the amounts invested or borrowed.

An Underlying Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause an Underlying Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Portfolio Turnover

Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying Portfolios may do so in an attempt to achieve their investment objectives.

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Index Description

The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large-and medium-sized companies and is often used to indicate the performance of the overall stock market.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by MetLife Advisers. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, manages the Portfolio. MetLife Advisers is responsible for the general management and administration of the Portfolio. MetLife Advisers will rebalance the Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

The Portfolio is managed by a committee composed of the individuals listed below. Each member of the committee is jointly and primarily responsible for the management of the Portfolio.

Elizabeth M. Forget is the Chair of the committee. Ms. Forget has been President, Chairman of the Board and Director of the Fund since 2006, and President and Trustee of the Trust since 2000. She has been President, Chief Executive Officer of MetLife Advisers and Chair of MetLife Advisers’ Board of Managers since 2006. She was President of Met Investors Advisory, LLC from 2000 to 2009. Ms. Forget has been Senior Vice President of MetLife, Inc. since 2007 and Vice President of MetLife, Inc. since 2000.

Alan C. Leland, Jr., CFA, has been Chief Financial Officer of MetLife Advisers since 1994 and a member of MetLife Advisers’ Board of Managers since 2006. He has been Senior Vice President of the Fund since 2005 and is a Vice President of Metropolitan Life Insurance Company. He has worked for Metropolitan Life Insurance Company and its predecessors for over 30 years and has worked for MetLife Advisers since its inception in 1994.

Darrel A. Olson, CFA, joined Metropolitan Life Insurance Company in 1979. He has been a Vice President of MetLife Advisers since 2005 and has been a Director in the Investments Department of Metropolitan Life Insurance Company since 2001.

Thomas C. McDevitt, CIMA, is Vice President of MetLife Advisers. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

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Jeffrey L. Bernier, CIMA, joined Metropolitan Life Insurance Company in 2007. He has been a Senior Vice President of the Fund and MetLife Advisers since 2008, and a Vice President of the Trust since 2009. He has been a Vice President of Metropolitan Life Insurance Company since 2008. From 2004 until he joined Metropolitan Life Insurance Company, Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order.

The Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investment in the Underlying Portfolios.

The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate

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Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Fund of Funds Structure

Each Underlying Portfolio will have other shareholders, each of whom will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that

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it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. Similarly, for purposes of the section 817(h) diversification requirements, an investment in an Underlying Portfolio by the Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as the Underlying Portfolio qualifies as a regulated investment company and shares of the Underlying Portfolio are owned, directly or indirectly through the Portfolio (and other similar funds), only by separate accounts of insurance companies. Each Underlying Portfolio is and will be so owned. A failure by the Portfolio to qualify as a regulated investment company, or to satisfy the section 817(h) requirements (including any such failure that may result from a failure of an Underlying Portfolio to qualify as a regulated investment company or to satisfy the section 817(h) requirements), would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no

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longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are part of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in

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market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Underlying Portfolios that may be adversely affected by price arbitrage include those Underlying Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If an Underlying Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. The net asset value per share for the Portfolio is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

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Securities Valuation

Because the Portfolio invests generally all of its assets in Underlying Portfolios, the value of the Portfolio’s investment portfolio is based on the reported net asset values of the shares of the Underlying Portfolios in which the Portfolio invests. For information regarding the pricing policies of the Underlying Portfolios, including the circumstances under which the Underlying Portfolios will use fair value pricing and the effects of fair value pricing, please refer to the Prospectuses of the Underlying Portfolios.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of Class A of the Portfolio for the past 5 years. Certain information reflects financial results for a single share of the class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

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Selected Per Share Data	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$283.45	$279.73	$468.93	$448.85	$416.68

Income (Loss) From Investment Operations
Net investment income	2.95 (a)	4.55 (a)	7.34 (a)	2.91 (a)	3.40
Net realized and unrealized gain (loss) on investments	36.89	59.16	(183.50)	20.66	31.01

Total from investment operations	39.84	63.71	(176.16)	23.57	34.41

Less Distributions
Distributions from net investment income	(4.49)	(17.27)	(10.38)	(3.49)	(2.24)
Distributions from net realized capital gains	0.00	(42.72)	(2.66)	0.00	0.00

Total distributions	(4.49)	(59.99)	(13.04)	(3.49)	(2.24)

Net Asset Value, End of Period	$318.80	$283.45	$279.73	$468.93	$448.85

Total Return (%)	14.14	30.41	(38.52)	5.26	8.28
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (b)	0.02	0.02	0.01	0.01	0.01
Ratio of net investment income to average net assets (%) (c)	1.02	1.80	1.92	0.62	0.72
Portfolio turnover rate (%)	2	5	17	11	6
Net assets, end of period (in millions)	$537.49	$529.25	$454.99	$852.98	$937.98

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratio of expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

Zenith Equity Portfolio

25

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

BlackRock Large Cap Value Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

BlackRock Large Cap Value Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Long-term growth of capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fees	%		%		%
Distribution and Service (12b-1) Fees	None		0.25%		0.15%
Other Expenses	%		%		%

Total Annual Portfolio Operating Expenses	%		%		%
Fee Waiver (1)	( %	)	( %	)	( %	)

Net Operating Expenses (1)%			%		%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, through April 30, , to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.68% for the first $250 million of the Portfolio’s average daily net assets, 0.625% for the next $500 million, 0.60% for the next $250 million and 0.55% for amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, , only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of securities issued by large capitalization companies, which may include common and preferred stocks. BlackRock considers large capitalization companies to be those with market capitalizations within the capitalization range of companies included in the Russell 1000 Value Index, which is composed of value stocks in the Russell 1000 Index. As of December 31, 2011, the Russell 1000 Index included companies with capitalizations of approximately $     million and above. BlackRock will continue to consider stock of a company to be stock of a large capitalization company, and may continue to hold the stock, even if the company has moved outside the capitalization range of the Russell 1000 Value Index. In the future, BlackRock may define large capitalization companies using a different index or classification system. The Portfolio may invest up to 20% of its assets in smaller capitalization stocks. The Portfolio may also invest in derivatives.

Stock Selection

The Portfolio emphasizes value-oriented investments and invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the subadviser believes are trading at below

3

normal valuations. BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined—if BlackRock believes that a company is overvalued, the company will not be considered as an investment. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio’s benchmark, BlackRock reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratio.

•	stability and quality of earnings.

•	earnings momentum and growth.

•	weighted median market capitalization of the Portfolio.

•	allocation among the economic sectors of the Portfolio as compared to its benchmark index.

•	weighted individual stocks within the applicable index.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

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4

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

The bar chart below shows you the performance of the Portfolio’s Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		Since Inception		Inception Date
Class A		%		%		%	5-1-02
Class B		%		%		%	7-30-02
Class E		%		%		%	5-1-02
Russell 1000 Value Index (reflects no deduction for mutual fund fees or expenses)		%		%		%*	—

* Index performance is from 5-1-02.

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    BlackRock Advisors, LLC (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    The Portfolio is managed by a team led by Robert C. Doll, Jr., Daniel Hanson and Peter Stournaras. They are jointly and primarily responsible for the day-to-day management of the Portfolio. Messrs. Doll, Hanson and Stournaras have been managers of the Portfolio since 2006, 2009 and 2010, respectively. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

BlackRock Large Cap Value Portfolio

5

UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

BlackRock Large Cap Value Portfolio

6

PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

BlackRock Large Cap Value Portfolio

7

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

BlackRock Large Cap Value Portfolio

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Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

BlackRock Large Cap Value Portfolio

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Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment

BlackRock Large Cap Value Portfolio

10

opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

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Index Description

The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.70% for the first $250 million of the Portfolio’s average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser.

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The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stock holder and a majority of independent directors. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., and Barclays Bank PLC hold economic stakes in BlackRock, Inc. BlackRock, Inc. and its global subsidiaries provide investment management and risk management services and had assets under management totaling approximately $     trillion as of December 31, 2011. BlackRock, Inc. is located at 55 East 52nd Street, New York, New York 10055.

The Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The lead members of this team are Robert C. Doll, Jr., CPA, CFA, Daniel Hanson, CFA, and Peter Stournaras, CFA. Messrs. Doll, Hanson and Stournaras are jointly and primarily responsible for the day-to-day management of the Portfolio.

Mr. Doll, the senior portfolio manager, has been a manager of the Portfolio since 2006 and Senior Managing Director and Chief Equity Strategist of BlackRock, Inc. since 2010. He was Vice Chairman and Global Chief Investment Officer for Equities of BlackRock, Inc. from 2006 to 2010; President and Chief Investment Officer of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P. from 2001 to 2006; and President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Mr. Hanson, a manager of the Portfolio since 2009, has been a Managing Director of BlackRock, Inc. since 2009. He was Director of BlackRock, Inc. from 2006 to 2008; Vice President of BlackRock, Inc. in 2006; and Vice President of MLIM from 2003 to 2006.

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Mr. Stournaras, a manager of the Portfolio since 2010, has been a Managing Director of BlackRock since 2010. He was a Director at Northern Trust Company from 2006 to 2010; a Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; and a Director at Citigroup Asset Management from 1998 to 2005.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares.

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The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

BlackRock Large Cap Value Portfolio

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In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements

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currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

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Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges

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(that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

BlackRock Large Cap Value Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.46	$8.66	$13.61	$13.81	$12.56

Income (Loss) From Investment Operations
Net investment income	0.13 (a)	0.14 (a)	0.16 (a)	0.15 (a)	0.20
Net realized and unrealized gain (loss) on investments	0.74	0.80	(4.82)	0.33	2.10

Total from investment operations	0.87	0.94	(4.66)	0.48	2.30

Less Distributions
Distributions from net investment income	(0.10)	(0.14)	(0.10)	(0.14)	(0.18)
Distributions from net realized capital gains	0.00	0.00	(0.19)	(0.54)	(0.87)

Total distributions	(0.10)	(0.14)	(0.29)	(0.68)	(1.05)

Net Asset Value, End of Period	$10.23	$9.46	$8.66	$13.61	$13.81

Total Return (%)	9.22	11.21	(34.90)	3.39	19.32
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.65	0.67	0.72	0.74	0.84
Ratio of net investment income to average net assets (%)	1.34	1.61	1.42	1.10	1.69
Portfolio turnover rate (%)	135	113	85	66	96
Net assets, end of period (in millions)	$1,643.45	$1,671.22	$345.23	$370.87	$48.18

Please see following page for Financial Highlights footnote legend.

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BlackRock Large Cap Value Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.42	$8.61	$13.55	$13.75	$12.50

Income (Loss) From Investment Operations
Net investment income	0.10 (a)	0.12 (a)	0.13 (a)	0.11 (a)	0.14
Net realized and unrealized gain (loss) on investments	0.74	0.80	(4.81)	0.34	2.13

Total from investment operations	0.84	0.92	(4.68)	0.45	2.27

Less Distributions
Distributions from net investment income	(0.08)	(0.11)	(0.07)	(0.11)	(0.15)
Distributions from net realized capital gains	0.00	0.00	(0.19)	(0.54)	(0.87)

Total distributions	(0.08)	(0.11)	(0.26)	(0.65)	(1.02)

Net Asset Value, End of Period	$10.18	$9.42	$8.61	$13.55	$13.75

Total Return (%)	8.92	11.05	(35.11)	3.13	19.13
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.90	0.92	0.97	0.99	1.09
Ratio of net investment income to average net assets (%)	1.08	1.41	1.15	0.78	1.46
Portfolio turnover rate (%)	135	113	85	66	96
Net assets, end of period (in millions)	$200.84	$173.22	$134.47	$164.38	$111.01

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.44	$8.63	$13.58	$13.77	$12.52

Income (Loss) From Investment Operations
Net investment income	0.11 (a)	0.13 (a)	0.14 (a)	0.12 (a)	0.14
Net realized and unrealized gain (loss) on investments	0.74	0.80	(4.82)	0.35	2.14

Total from investment operations	0.85	0.93	(4.68)	0.47	2.28

Less Distributions
Distributions from net investment income	(0.09)	(0.12)	(0.08)	(0.12)	(0.16)
Distributions from net realized capital gains	0.00	0.00	(0.19)	(0.54)	(0.87)

Total distributions	(0.09)	(0.12)	(0.27)	(0.66)	(1.03)

Net Asset Value, End of Period	$10.20	$9.44	$8.63	$13.58	$13.77

Total Return (%)	9.00	11.18	(35.04)	3.27	19.20
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	0.82	0.87	0.89	0.99
Ratio of net investment income to average net assets (%)	1.18	1.55	1.20	0.87	1.55
Portfolio turnover rate (%)	135	113	85	66	96
Net assets, end of period (in millions)	$53.46	$57.45	$60.23	$111.40	$109.92

(a)	Per share amount is based on average shares outstanding during the period.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

BlackRock Legacy Large Cap Growth Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

BlackRock Legacy Large Cap Growth Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Long-term growth of capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	%		%		%
Distribution and Service (12b-1) Fees	None		0.25%		0.15%
Other Expenses	%		%		%

Total Annual Portfolio Operating Expenses	%		%		%
Fee Waiver (1)	( %	)	( %	)	( %	)

Net Operating Expenses (1)%			%		%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, through April 30, , to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.73% for the first $300 million of the Portfolio’s average daily net assets, 0.705% for the next $700 million and 0.65% for amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, , only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of large capitalization equity securities. BlackRock considers large capitalization equity securities to be those issued by companies with market capitalizations, at the time of purchase by the Portfolio, of at least $1 billion. The Portfolio will, under normal circumstances, invest primarily in equity securities issued by companies with market capitalizations, at the time of purchase by the Portfolio, of at least $2 billion.

The Portfolio may invest in foreign securities, derivatives, convertible securities, investment companies, exchange traded funds, forward commitments and when-issued and delayed delivery securities.

Stock Selection

The Portfolio invests primarily in stocks believed by BlackRock to have long-term growth potential. In selecting stocks, BlackRock seeks to identify large capitalization stocks with sustainable above-average earnings growth. The Portfolio intends to invest its assets in approximately 60-80 U.S.-traded companies, although the number of holdings may vary. The Portfolio typically will be fully invested. A significant portion of the Portfolio’s assets are expected to be invested in stocks of

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companies listed in the Russell 1000 Growth Index. The Portfolio seeks to outperform the Russell 1000 Growth Index over a market cycle. The Russell 1000 Growth Index tracks growth companies included in the Russell 1000 Index, which is composed of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2011, the Russell 1000 Index included companies with market capitalizations of $     million and above. The Portfolio may from time to time emphasize one or more growth sectors. In addition, BlackRock tries to manage risk relative to the Russell 1000 Growth Index.

BlackRock seeks to invest in fundamentally sound companies with strong managements, superior earnings growth prospects, and attractive relative valuations. BlackRock emphasizes fundamental research in seeking to successfully identify and invest in these companies. BlackRock’s disciplined investment process emphasizes bottom-up stock selection and risk management techniques.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated

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benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On May 1, 2004, the Portfolio changed its subadviser from Fred Alger Management, Inc. (“Alger”) to State Street Research & Management Company (“State Street Research”) and also changed its investment objective and principal investment strategies. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Alger, State Street Research and BlackRock.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		10 Years		Since Inception		Inception Date
Class A		%		%		%	—		—
Class B		%		%	N/A			%	7-30-02
Class E		%		%		%	—		—
Russell 1000 Growth Index (reflects no deduction for mutual fund fees or expenses)		%		%		%	—		—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the

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Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    BlackRock Advisors, LLC (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    The Portfolio is managed by a team led by Jeffrey R. Lindsey and Edward P. Dowd, who have been jointly and primarily responsible for the day-to-day management of the Portfolio since 2002. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Focused Investment Risk

A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

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All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An

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issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Investment Company and Exchange Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk

Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities also may subject the Portfolio to leveraging risk.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

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Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

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Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other

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investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.73% of the first $1 billion of the Portfolio’s average daily net assets, and 0.65% for amounts over $1 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

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The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stock holder and a majority of independent directors. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., and Barclays Bank PLC hold economic stakes in BlackRock, Inc. BlackRock, Inc. and its global subsidiaries provide investment management and risk management services and had assets under management totaling approximately $     trillion as of December 31, 2011. BlackRock, Inc. is located at 55 East 52nd Street, New York, New York 10055.

Jeffrey R. Lindsey and Edward P. Dowd, Managing Directors of BlackRock, have been jointly and primarily responsible for the day-to-day management of the Portfolio since 2002, when they were employed by the Portfolio’s former subadviser, State Street Research. Messrs. Lindsey and Dowd joined BlackRock in 2005 following the merger between BlackRock and State Street Research. Mr. Lindsey leads BlackRock’s Fundamental Large Cap Growth Team.

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16

Mr. Lindsey joined State Street Research in 2002. From 2003 until he joined BlackRock, Mr. Lindsey was a Managing Director and the Chief Investment Officer-Growth at State Street Research, responsible for overseeing all of State Street Research’s growth and core products. Prior to joining State Street Research, he served as a Managing Director, Director of Concentrated Growth Products and Senior Vice President at Putnam Investments.

Prior to joining BlackRock, Mr. Dowd was a Vice President at State Street Research. Prior to joining State Street Research in 2002, he was a Vice President and Technology Sector Leader for Independence Investment LLC and an equity research associate at Donaldson, Lufkin & Jennrette.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

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Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no

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more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

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Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner.

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Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

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Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

BlackRock Legacy Large Cap Growth Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$22.96	$16.91	$26.74	$22.57	$21.70

Income (Loss) From Investment Operations
Net investment income	0.05 (a)	0.08 (a)	0.10 (a)	0.09 (a)	0.06
Net realized and unrealized gain (loss) on investments	4.49	6.10	(9.83)	4.13	0.84

Total from investment operations	4.54	6.18	(9.73)	4.22	0.90

Less Distributions
Distributions from net investment income	(0.05)	(0.13)	(0.10)	(0.05)	(0.03)

Total distributions	(0.05)	(0.13)	(0.10)	(0.05)	(0.03)

Net Asset Value, End of Period	$27.45	$22.96	$16.91	$26.74	$22.57

Total Return (%)	19.82	36.79	(36.51)	18.72	4.13
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.83	0.78	0.79	0.81
Net ratio of expenses to average net assets (%) (b)	0.75	0.82	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.23	0.42	0.44	0.37	0.24
Portfolio turnover rate (%)	72	84	74	99	104
Net assets, end of period (in millions)	$649.68	$633.21	$209.25	$390.69	$401.40

Please see following page for Financial Highlights footnote legend.

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BlackRock Legacy Large Cap Growth Portfolio

	Class B
	Year ended December 31,
	2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$22.59		$16.61	$26.28	$22.19		$21.36

Income (Loss) From Investment Operations
Net investment income (loss)	(0.01	)(a)	0.03 (a)	0.05 (a)	0.03	(a)	0.00
Net realized and unrealized gain (loss) on investments	4.42		6.01	(9.68)	4.06		0.83

Total from investment operations	4.41		6.04	(9.63)	4.09		0.83

Less Distributions
Distributions from net investment income	(0.01)		(0.06)	(0.04)	0.00		0.00

Total distributions	(0.01)		(0.06)	(0.04)	0.00		0.00

Net Asset Value, End of Period	$26.99		$22.59	$16.61	$26.28		$22.19

Total Return (%)	19.47		36.50	(36.69)	18.43		3.89
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02		1.08	1.03	1.04		1.06
Net ratio of expenses to average net assets (%) (b)	1.00		1.07	N/A	N/A		N/A
Ratio of net investment income (loss) to average net assets (%)	(0.03)		0.18	0.22	0.12		0.00
Portfolio turnover rate (%)	72		84	74	99		104
Net assets, end of period (in millions)	$145.40		$111.90	$63.61	$71.84		$43.33

	Class E
	Year ended December 31,
	2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$22.77		$16.75	$26.50	$22.37		$21.51

Income (Loss) From Investment Operations
Net investment income	0.02	(a)	0.05 (a)	0.07 (a)	0.05	(a)	0.02
Net realized and unrealized gain (loss) on investments	4.45		6.06	(9.75)	4.10		0.84

Total from investment operations	4.47		6.11	(9.68)	4.15		0.86

Less Distributions
Distributions from net investment income	(0.03)		(0.09)	(0.07)	(0.02)		0.00

Total distributions	(0.03)		(0.09)	(0.07)	(0.02)		0.00

Net Asset Value, End of Period	$27.21		$22.77	$16.75	$26.50		$22.37

Total Return (%)	19.62		36.62	(36.63)	18.54		4.00
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92		0.98	0.93	0.94		0.96
Net ratio of expenses to average net assets (%) (b)	0.90		0.97	N/A	N/A		N/A
Ratio of net investment income to average net assets (%)	0.07		0.28	0.30	0.22		0.09
Portfolio turnover rate (%)	72		84	74	99		104
Net assets, end of period (in millions)	$51.90		$48.80	$30.60	$50.05		$43.65

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Davis Venture Value Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

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Davis Venture Value Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Growth of capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	%		%		%
Distribution and Service (12b-1) Fees	None		0.25%		0.15%
Other Expenses	%		%		%

Total Annual Portfolio Operating Expenses	%		%		%
Fee Waiver (1)	( %	)	( %	)	( %	)

Net Operating Expenses (1)%			%		%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, through April 30, , to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio’s average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion. This arrangement may be modified or discontinued prior to April 30, , only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

Principal Investment Strategies

Davis Selected Advisers, L.P. (“Davis”), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio’s assets in equity securities of companies with market capitalizations of at least $10 billion. Davis manages equity funds using the Davis Investment Discipline. Davis conducts extensive research to identify well-managed companies, with durable business models, that can be purchased at attractive valuations relative to their intrinsic value. Davis emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. The Portfolio typically invests a significant portion of its assets in the financial services sector. The Portfolio may also invest in foreign securities, including American Depositary Receipts (“ADRs”), in companies of any size, and in companies whose shares may be subject to controversy.

Stock Selection

Over the years, Davis has developed a list of characteristics that it believes allow companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at

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any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics:

•	Proven track record.

•	Significant alignment of interest in business.

•	Intelligent application of capital.

•	Strong balance sheet.

•	Low cost structure.

•	High returns on capital.

•	Non-obsolescent products and services.

•	Dominant or growing market share.

•	Global presence and brand names.

After Davis decides which common stocks it wishes to own, it attempts to determine the intrinsic value of those stocks. Davis seeks common stocks which can be purchased at attractive valuations relative to their intrinsic value. Davis’ goal is to invest in companies for the long term. It considers selling a stock if it believes the stock’s market price exceeds Davis’ estimate of the stock’s intrinsic value, or if the ratio of the risks and rewards of continuing to own the stock is no longer attractive.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Financial Services Risk.    The Portfolio may invest a significant portion of its assets in the financial services sector. Financial services companies may be negatively affected by, among other things, new or revised regulations; interest rate changes or volatility; undiversified loan portfolios which may concentrate risk in areas such as real estate; exposure to investments or agreements (e.g., sub-prime loans) which, under certain circumstances, may lead to losses; increased competition in the financial services sector; and systemic risk, including, among other things, the failure of another, significant financial institution or material disruptions to the credit markets.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector

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make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		10 Years		Since Inception		Inception Date
Class A		%		%		%	—		—
Class B		%		%	N/A			%	7-30-02
Class E		%		%		%	—		—
S&P 500 Index (reflects no deduction for mutual fund fees or expenses)		%		%		%	—		—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Davis Selected Advisers, L.P. (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Christopher C. Davis and Kenneth C. Feinberg have managed the Portfolio since 1995 and 1999, respectively. They share joint decision-making authority in the day-to-day management of the Portfolio. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Financial Services Risk

The Portfolio may invest a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Undiversified loan portfolios: financial services companies whose securities the Portfolio purchases may themselves have concentrated loan portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (iv) Credit: financial services companies may have exposure to investments or agreements (e.g., sub-prime loans) which, under certain circumstances, may lead to losses; (v) Competition: the financial services sector has become increasingly competitive; and (vi) Systemic risk: factors outside the control of a particular financial institution—like the failure of another, significant financial institution or material disruptions to the credit markets—may adversely affect the ability of the financial institution to operate normally or may impair its financial condition.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of

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the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Focused Investment Risk

A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

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Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.75% for the first $1 billion of the Portfolio’s average daily net assets, 0.70% for the next $2 billion and 0.65% for amounts over $3 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either

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as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

As of December 31, 2011, Davis Selected Advisers, L.P., together with its affiliated institutional asset management companies, managed approximately $     billion in assets. Davis’ address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis and is located at 620 Fifth Avenue, New York, New York 10020.

Christopher C. Davis, Chairman of Davis, and Kenneth C. Feinberg, a Vice President of Davis, are the co-portfolio managers of the Portfolio. They share joint decision-making authority in the day-to-day management of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis since October 1995. Mr. Feinberg has co-managed other equity funds for Davis since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend.

Davis Venture Value Portfolio

13

MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with

Davis Venture Value Portfolio

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respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D,

Davis Venture Value Portfolio

15

Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

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If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may

Davis Venture Value Portfolio

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be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S.

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markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

Davis Venture Value Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$28.17	$21.72	$36.44	$35.12	$30.91

Income (Loss) From Investment Operations
Net investment income	0.28 (a)	0.25 (a)	0.39 (a)	0.46 (a)	0.32 (a)
Net realized and unrealized gain (loss) on investments	3.09	6.57	(14.52)	1.15	4.16

Total from investment operations	3.37	6.82	(14.13)	1.61	4.48

Less Distributions
Distributions from net investment income	(0.29)	(0.37)	(0.42)	(0.29)	(0.27)
Distributions from net realized capital gains	0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.29)	(0.37)	(0.59)	(0.29)	(0.27)

Net Asset Value, End of Period	$31.25	$28.17	$21.72	$36.44	$35.12

Total Return (%)	12.00	31.99	(39.35)	4.58	14.58
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.74	0.73	0.73	0.76
Net ratio of expenses to average net assets (%) (b)	0.68	0.69	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.99	1.06	1.30	1.25	0.99
Portfolio turnover rate (%)	19	24	23	11	20
Net assets, end of period (in millions)	$2,412.39	$2,472.84	$1,949.36	$3,183.43	$2,410.88

Please see following page for Financial Highlights footnote legend.

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Davis Venture Value Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$28.00	$21.58	$36.20	$34.89	$30.71

Income (Loss) From Investment Operations
Net investment income	0.21 (a)	0.18 (a)	0.32 (a)	0.36 (a)	0.24 (a)
Net realized and unrealized gain (loss) on investments	3.06	6.54	(14.44)	1.16	4.14

Total from investment operations	3.27	6.72	(14.12)	1.52	4.38

Less Distributions
Distributions from net investment income	(0.23)	(0.30)	(0.33)	(0.21)	(0.20)
Distributions from net realized capital gains	0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.23)	(0.30)	(0.50)	(0.21)	(0.20)

Net Asset Value, End of Period	$31.04	$28.00	$21.58	$36.20	$34.89

Total Return (%)	11.71	31.65	(39.52)	4.34	14.32
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.99	0.98	0.98	1.01
Net ratio of expenses to average net assets (%) (b)	0.93	0.94	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.76	0.79	1.06	1.00	0.74
Portfolio turnover rate (%)	19	24	23	11	20
Net assets, end of period (in millions)	$593.59	$492.59	$331.67	$491.27	$388.74

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$28.04	$21.61	$36.25	$34.94	$30.76

Income (Loss) From Investment Operations
Net investment income	0.24 (a)	0.21 (a)	0.34 (a)	0.40 (a)	0.27 (a)
Net realized and unrealized gain (loss) on investments	3.06	6.54	(14.45)	1.15	4.14

Total from investment operations	3.30	6.75	(14.11)	1.55	4.41

Less Distributions
Distributions from net investment income	(0.25)	(0.32)	(0.36)	(0.24)	(0.23)
Distributions from net realized capital gains	0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.25)	(0.32)	(0.53)	(0.24)	(0.23)

Net Asset Value, End of Period	$31.09	$28.04	$21.61	$36.25	$34.94

Total Return (%)	11.82	31.83	(39.46)	4.43	14.40
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.89	0.88	0.88	0.91
Net ratio of expenses to average net assets (%) (b)	0.83	0.84	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.85	0.90	1.14	1.11	0.84
Portfolio turnover rate (%)	19	24	23	11	20
Net assets, end of period (in millions)	$1,016.61	$887.26	$662.05	$1,199.57	$1,297.48

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

FI Value Leaders Portfolio

Class A, Class B, Class D and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

FI Value Leaders Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Long-term growth of capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class D	Class E
Management Fee	%	%	%	%
Distribution and Service (12b-1) Fees	None	0.25%	0.10%	0.15%
Other Expenses	%	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%	%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class D	Class E
1 Year	$	$	$	$
3 Years	$	$	$	$
5 Years	$	$	$	$
10 Years	$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

Principal Investment Strategies

Pyramis Global Advisors, LLC (“Pyramis”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in common stocks of well-known and established companies. Pyramis may also invest the Portfolio’s assets in convertible securities and debt securities. The Portfolio may invest in domestic and foreign issuers.

Investment Selection

Pyramis invests the Portfolio’s assets in securities of companies that possess valuable fixed assets or that it believes are undervalued in the marketplace in relation to factors such as the issuing company’s assets, earnings, or growth potential. These companies generally have one or more of the following characteristics: (1) valuable fixed assets; (2) valuable consumer or commercial franchises or potentially valuable transportation routes; (3) are selling at low market valuations of assets relative to the securities market in general, or may currently be earning a very low return on assets but which have the potential to earn higher returns if conditions in the industry improve; (4) are undervalued in relation to their potential for growth in earnings, dividends, and book value; or (5) have recently changed management or control and have the potential for a “turnaround” in earnings. The stocks of these companies are often called “value” stocks.

In buying and selling securities for the Portfolio, Pyramis relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values.

3

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create

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investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On May 1, 2002, the Portfolio changed its subadviser from Westpeak Investment Advisors, L.P. (“Westpeak”) to Fidelity Management & Research Company (“FMR”), and the Portfolio changed its investment objective and principal investment strategies. On April 28, 2008, Pyramis succeeded FMR as subadviser to the Portfolio. Performance information set forth below reflects the management of Westpeak, FMR and Pyramis.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		10 Years		Since Inception		Inception Date
Class A		%		%		%	—		—
Class B		%		%	N/A			%	7-30-02
Class D		%	N/A		N/A			%	5-2-06
Class E		%		%		%	—		—
Russell 1000 Value Index (reflects no deduction for mutual fund fees or expenses)		%		%		%	—		—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Pyramis Global Advisors, LLC (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Manager.    Ciaran O’Neill, Portfolio Manager, has managed the Portfolio since 2006. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

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Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B, Class D and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

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Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity

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security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Investment Company and Exchange Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly

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from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

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Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. The Portfolio may invest without limitation in preferred stocks for temporary defensive purposes. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

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Index Description

The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser.

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The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

Pyramis Global Advisors, LLC is the subadviser to the Portfolio and makes the day-to-day investment management decisions for the Portfolio. Pyramis is a wholly-owned subsidiary of FMR, LLC. As of December 31, 2011, Pyramis managed approximately $     billion in assets. Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917.

Ciaran O’Neill has managed the Portfolio since 2006. Since joining Fidelity Investments in 1995, Mr. O’Neill has worked as a research analyst and since 2001 he has served FMR as a portfolio manager for mutual funds and Separate Accounts. He left Fidelity briefly in April 2005 to work as a portfolio manager for the Bank of Ireland. Mr. O’Neill returned to Fidelity in May 2005 as a portfolio manager for FMR. Mr. O’Neill has been a portfolio manager for Pyramis since 2006.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no

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voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

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Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

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Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

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Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

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The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

FI Value Leaders Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$125.57	$106.51	$196.17	$208.36	$193.08

Income (Loss) From Investment Operations
Net investment income	1.51 (a)	1.90 (a)	2.88 (a)	2.81 (a)	2.58
Net realized and unrealized gain (loss) on investments	16.72	20.27	(72.50)	6.52	20.14

Total from investment operations	18.23	22.17	(69.62)	9.33	22.72

Less Distributions
Distributions from net investment income	(2.06)	(3.11)	(3.12)	(2.06)	(2.25)
Distributions from net realized capital gains	0.00	0.00	(16.92)	(19.46)	(5.19)

Total distributions	(2.06)	(3.11)	(20.04)	(21.52)	(7.44)

Net Asset Value, End of Period	$141.74	$125.57	$106.51	$196.17	$208.36

Total Return (%)	14.56	21.85	(38.95)	4.20	11.93
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.73	0.77	0.71	0.71	0.72
Ratio of net investment income to average net assets (%)	1.17	1.76	1.94	1.38	1.18
Portfolio turnover rate (%)	74	133	191	145	213
Net assets, end of period (in millions)	$258.48	$258.36	$233.64	$447.66	$504.49

Please see end of Financial Highlights for footnote legend.

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FI Value Leaders Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$125.16	$106.08	$195.36	$207.58	$192.26

Income (Loss) From Investment Operations
Net investment income	1.19 (a)	1.61 (a)	2.51 (a)	2.30 (a)	2.10
Net realized and unrealized gain (loss) on investments	16.63	20.22	(72.26)	6.47	20.04

Total from investment operations	17.82	21.83	(69.75)	8.77	22.14

Less Distributions
Distributions from net investment income	(1.79)	(2.75)	(2.61)	(1.53)	(1.63)
Distributions from net realized capital gains	0.00	0.00	(16.92)	(19.46)	(5.19)

Total distributions	(1.79)	(2.75)	(19.53)	(20.99)	(6.82)

Net Asset Value, End of Period	$141.19	$125.16	$106.08	$195.36	$207.58

Total Return (%)	14.28	21.49	(39.10)	3.94	11.66
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.98	1.02	0.96	0.96	0.97
Ratio of net investment income to average net assets (%)	0.93	1.50	1.72	1.14	1.00
Portfolio turnover rate (%)	74	133	191	145	213
Net assets, end of period (in millions)	$61.72	$57.87	$48.63	$75.73	$66.88

	Class D
	Year ended December 31,
	2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$125.37	$106.29	$195.78	$207.95	$200.55

Income (Loss) From Investment Operations
Net investment income	1.38 (a)	1.78 (a)	2.73 (a)	2.60 (a)	1.80
Net realized and unrealized gain (loss) on investments	16.68	20.26	(72.39)	6.49	5.60

Total from investment operations	18.06	22.04	(69.66)	9.09	7.40

Less Distributions
Distributions from net investment income	(1.95)	(2.96)	(2.91)	(1.80)	0.00
Distributions from net realized capital gains	0.00	0.00	(16.92)	(19.46)	0.00

Total distributions	(1.95)	(2.96)	(19.83)	(21.26)	0.00

Net Asset Value, End of Period	$141.48	$125.37	$106.29	$195.78	$207.95

Total Return (%)	14.45	21.72	(39.01)	4.09	3.69	(c)
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	0.87	0.81	0.81	0.82	(d)
Ratio of net investment income to average net assets (%)	1.07	1.66	1.84	1.27	1.25	(d)
Portfolio turnover rate (%)	74	133	191	145	213
Net assets, end of period (in millions)	$134.87	$137.92	$131.56	$272.19	$337.46

Please see end of Financial Highlights for footnote legend.

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FI Value Leaders Portfolio

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$125.24	$106.15	$195.49	$207.69	$192.40

Income (Loss) From Investment Operations
Net investment income	1.31 (a)	1.73 (a)	2.65 (a)	2.49 (a)	2.17
Net realized and unrealized gain (loss) on investments	16.66	20.25	(72.26)	6.48	20.18

Total from investment operations	17.97	21.98	(69.61)	8.97	22.35

Less Distributions
Distributions from net investment income	(1.90)	(2.89)	(2.81)	(1.71)	(1.87)
Distributions from net realized capital gains	0.00	0.00	(16.92)	(19.46)	(5.19)

Total distributions	(1.90)	(2.89)	(19.73)	(21.17)	(7.06)

Net Asset Value, End of Period	$141.31	$125.24	$106.15	$195.49	$207.69

Total Return (%)	14.40	21.66	(39.03)	4.04	11.77
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.88	0.92	0.86	0.86	0.87
Ratio of net investment income to average net assets (%)	1.02	1.62	1.78	1.22	1.05
Portfolio turnover rate (%)	74	133	191	145	213
Net assets, end of period (in millions)	$25.55	$25.81	$24.80	$51.62	$60.84

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was May 2, 2006.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Jennison Growth Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Jennison Growth Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Long-term growth of capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	%		%		%
Distribution and Service (12b-1) Fees	None		0.25%		0.15%
Other Expenses	%		%		%

Total Annual Portfolio Operating Expenses	%		%		%
Fee Waiver (1)	( %	)	( %	)	( %	)

Net Operating Expenses (1)%			%		%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, through April 30, , to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $300 million of the Portfolio’s average daily net assets, 0.60% for the next $200 million, 0.55% for the next $500 million, 0.50% for the next $1 billion and 0.47% for amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, , only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was         % of the average value of its portfolio.

Principal Investment Strategies

Jennison Associates LLC (“Jennison”), subadviser to the Portfolio, will normally invest at least 65% of the Portfolio’s assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities) and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not apply to American Depositary Receipts (“ADRs”), American Depositary Shares or similar receipts and shares traded in U.S. markets. The Portfolio may have exposure to foreign currencies through its investment in foreign securities.

Stock Selection

Jennison follows a highly disciplined investment selection and management process to identify companies that show superior absolute and relative earnings growth and also

3

are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

The Portfolio invests in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Portfolio will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market

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risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		Since Inception		Inception Date
Class A		%		%		%	5-1-02
Class B		%		%		%	5-1-02
Class E		%		%		%	4-27-05
Russell 1000 Growth Index (reflects no deduction for mutual fund fees or expenses)		%		%		%*	—
* Index performance is from 5-1-02.

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Jennison Associates LLC (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Kathleen A. McCarragher, Spiros “Sig” Segalas and Michael A. Del Balso have managed the Portfolio since 2002. Ms. McCarragher generally has final authority over all aspects of the Portfolio’s investments. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of

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offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

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Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be

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substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage

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may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio

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will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $         billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows:

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0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

As of December 31, 2011, Jennison Associates LLC managed in excess of $         billion in assets. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

Kathleen A. McCarragher, Spiros “Sig” Segalas and Michael A. Del Balso have managed the Portfolio since 2002. Ms. McCarragher generally has final authority over all aspects of the Portfolio’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

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Kathleen A. McCarragher joined Jennison in 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He is a member of The New York Society of Security Analysts, Inc.

Michael A. Del Balso joined Jennison in 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. He is a member of The New York Society of Security Analysts, Inc.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Jennison Growth Portfolio

16

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are

Jennison Growth Portfolio

17

in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio

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may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

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Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer

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engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

Jennison Growth Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.91	$7.81	$13.62	$12.71	$12.38

Income (Loss) From Investment Operations
Net investment income	0.04 (a)	0.04 (a)	0.05 (a)	0.06 (a)	0.03
Net realized and unrealized gain (loss) on investments	1.23	3.08	(4.61)	1.39	0.31

Total from investment operations	1.27	3.12	(4.56)	1.45	0.34

Less Distributions
Distributions from net investment income	(0.07)	(0.02)	(0.28)	(0.06)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.97)	(0.48)	(0.01)

Total distributions	(0.07)	(0.02)	(1.25)	(0.54)	(0.01)

Net Asset Value, End of Period	$12.11	$10.91	$7.81	$13.62	$12.71

Total Return (%)	11.63	39.99	(36.43)	11.67	2.76
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.66	0.67	0.67	0.69
Net ratio of expenses to average net assets (%) (b)	0.59	0.64	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.35	0.44	0.47	0.44	0.31
Portfolio turnover rate (%)	66	58	78	71	66
Net assets, end of period (in millions)	$1,852.81	$1,621.03	$673.25	$1,016.21	$1,012.20

Please see following page for Financial Highlights footnote legend.

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Jennison Growth Portfolio

	Class B
	Year ended December 31,
	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$10.83	$7.76		$13.53	$12.63	$12.33

Income (Loss) From Investment Operations
Net investment income	0.01 (a)	0.02	(a)	0.02 (a)	0.02 (a)	0.01
Net realized and unrealized gain (loss) on investments	1.21	3.05		(4.57)	1.39	0.30

Total from investment operations	1.22	3.07		(4.55)	1.41	0.31

Less Distributions
Distributions from net investment income	(0.04)	0.00		(0.25)	(0.03)	0.00
Distributions from net realized capital gains	0.00	0.00		(0.97)	(0.48)	(0.01)

Total distributions	(0.04)	0.00		(1.22)	(0.51)	(0.01)

Net Asset Value, End of Period	$12.01	$10.83		$7.76	$13.53	$12.63

Total Return (%)	11.31	39.56		(36.54)	11.39	2.52
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.91		0.92	0.92	0.94
Net ratio of expenses to average net assets (%) (b)	0.84	0.89		N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.10	0.20		0.22	0.18	0.06
Portfolio turnover rate (%)	66	58		78	71	66
Net assets, end of period (in millions)	$425.04	$351.54		$224.10	$293.81	$300.05

	Class E
	Year ended December 31,
	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$10.88	$7.78		$13.58	$12.67	$12.36

Income (Loss) From Investment Operations
Net investment income	0.02 (a)	0.03	(a)	0.03 (a)	0.04 (a)	0.02
Net realized and unrealized gain (loss) on investments	1.22	3.07		(4.60)	1.39	0.30

Total from investment operations	1.24	3.10		(4.57)	1.43	0.32

Less Distributions
Distributions from net investment income	(0.05)	(0.00	)(c)	(0.26)	(0.04)	0.00
Distributions from net realized capital gains	0.00	0.00		(0.97)	(0.48)	(0.01)

Total distributions	(0.05)	(0.00)		(1.23)	(0.52)	(0.01)

Net Asset Value, End of Period	$12.07	$10.88		$7.78	$13.58	$12.67

Total Return (%)	11.44	39.88		(36.57)	11.54	2.60
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.81		0.82	0.82	0.84
Net ratio of expenses to average net assets (%) (b)	0.74	0.79		N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.21	0.30		0.31	0.28	0.24
Portfolio turnover rate (%)	66	58		78	71	66
Net assets, end of period (in millions)	$10.21	$9.51		$6.35	$12.31	$13.09

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.
(c)	Distributions from net investment income were less than $0.01.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

MetLife Stock Index Portfolio

Class A, Class B, Class D and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

MetLife Stock Index Portfolio

PORTFOLIO SUMMARY:

Investment Objective

To equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class D		Class E
Management Fee	%		%		%		%
Distribution and Service (12b-1) Fees	None		0.25%		0.10%		0.15%
Other Expenses	%		%		%		%

Total Annual Portfolio Operating Expenses	%		%		%		%
Fee Waiver (1)	( %	)	( %	)	( %	)	( %	)

Net Operating Expenses (1)%			%		%		%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, through April 30, , to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.25% for the first $500 million of the Portfolio’s average daily net assets, 0.245% for the next $500 million, 0.24% for the next $1 billion and 0.235% for amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, , only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class D	Class E
1 Year	$	$	$	$
3 Years	$	$	$	$
5 Years	$	$	$	$
10 Years	$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was         % of the average value of its portfolio.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by 500 leading companies in leading industries of the U.S. economy. The vast majority of companies included in the S&P 500 Index have a large market capitalization. Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses. As of December 31, 2011, the market capitalizations of companies in the S&P 500 Index ranged from $         billion to $         billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index.

In addition to securities of the type contained in the S&P 500 Index, the Portfolio may invest in exchange traded funds and futures contracts based on the S&P 500

3

Index to simulate full investment in the index while retaining liquidity, to facilitate trading or to reduce transaction costs. MLIAC may rebalance the Portfolio due to, among other things, cash flows into and out of the Portfolio or changes in the S&P 500 Index.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Passive Management Risk.    In attempting to replicate the returns of an index, the Portfolio may be more susceptible to risks because it generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.

Derivatives Risk.    The Portfolio may invest in derivatives. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

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The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	%	%	%	—	—
Class B	%	%	%	—	—
Class D	%	N/A	N/A	%	4-28-09
Class E	%	%	%	—	—
S&P 500 Index (reflects no deduction for mutual fund fees or expenses)%		%	%	—	—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    MetLife Investment Advisors Company, LLC (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Stacey Lituchy, Norman Hu and Mirsad Usejnoski are the managers of the Portfolio. Ms. Lituchy has been the senior manager of the Portfolio since 2004. Mr. Hu has been a manager of the Portfolio since 2003. Mr. Usejnoski has been a manager of the Portfolio since 2004. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B, Class D and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and

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consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Passive Management Risk

A Portfolio that attempts to replicate the returns of an index may be more susceptible to risks than an actively managed portfolio because a passively managed portfolio generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater

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than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Investment Company and Exchange Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

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The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The

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Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Index Description

The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $         billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.25% of the Portfolio’s average daily net assets. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

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The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

MetLife Investment Advisors Company, LLC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2011, MLIAC managed approximately $         billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

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Mr. Hu has been a manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

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Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is

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treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are part of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

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Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner.

MetLife Stock Index Portfolio

16

Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

MetLife Stock Index Portfolio

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Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

Index Information

Standard & Poor’s (the “index sponsor”) sponsors the Standard & Poor’s 500 Composite Stock Price Index. The index sponsor has no responsibility for and does not participate in the management of Portfolio assets or sale of Portfolio shares. The index and its associated trademarks and service marks are the exclusive property of the index sponsor. The SAI contains a more detailed description of the limited relationship the index sponsor has with Metropolitan Life Insurance Company and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolio is not sponsored, endorsed,

MetLife Stock Index Portfolio

18

sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

MetLife Stock Index Portfolio

19

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

MetLife Stock Index Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$26.31	$22.01	$37.00	$36.26	$33.20

Income (Loss) From Investment Operations
Net investment income	0.49 (a)	0.48 (a)	0.63 (a)	0.63 (a)	0.58
Net realized and unrealized gain (loss) on investments	3.38	4.92	(13.71)	1.26	4.37

Total from investment operations	3.87	5.40	(13.08)	1.89	4.95

Less Distributions
Distributions from net investment income	(0.47)	(0.63)	(0.61)	(0.39)	(0.70)
Distributions from net realized capital gains	0.00	(0.47)	(1.30)	(0.76)	(1.19)

Total distributions	(0.47)	(1.10)	(1.91)	(1.15)	(1.89)

Net Asset Value, End of Period	$29.71	$26.31	$22.01	$37.00	$36.26

Total Return (%)	14.82	26.24	(37.10)	5.23	15.46
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.27	0.28	0.29	0.29	0.31
Net ratio of expenses to average net assets (%) (b)	0.27	0.27	0.28	0.28	0.30
Ratio of net investment income to average net assets (%)	1.82	2.13	2.10	1.69	1.63
Portfolio turnover rate (%)	12	23	13	12	9
Net assets, end of period (in millions)	$3,158.39	$2,976.54	$2,739.61	$4,733.15	$4,125.10

Please see end of Financial Highlights for footnote legend.

MetLife Stock Index Portfolio

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MetLife Stock Index Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$25.61	$21.43	$36.07	$35.38	$32.41

Income (Loss) From Investment Operations
Net investment income	0.41 (a)	0.41 (a)	0.54 (a)	0.52 (a)	0.47
Net realized and unrealized gain (loss) on investments	3.29	4.80	(13.36)	1.24	4.28

Total from investment operations	3.70	5.21	(12.82)	1.76	4.75

Less Distributions
Distributions from net investment income	(0.42)	(0.56)	(0.52)	(0.31)	(0.59)
Distributions from net realized capital gains	0.00	(0.47)	(1.30)	(0.76)	(1.19)

Total distributions	(0.42)	(1.03)	(1.82)	(1.07)	(1.78)

Net Asset Value, End of Period	$28.89	$25.61	$21.43	$36.07	$35.38

Total Return (%)	14.49	25.92	(37.26)	4.97	15.19
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.53	0.54	0.54	0.56
Net ratio of expenses to average net assets (%) (b)	0.52	0.52	0.53	0.53	0.55
Ratio of net investment income to average net assets (%)	1.57	1.85	1.86	1.43	1.38
Portfolio turnover rate (%)	12	23	13	12	9
Net assets, end of period (in millions)	$1,402.69	$1,130.85	$729.64	$1,092.99	$991.78

	Class D
	Year ended December 31,
	2010	2009(c)
Net Asset Value, Beginning of Period	$26.25	$19.88

Income (Loss) From Investment Operations
Net investment income	0.46 (a)	0.31	(a)
Net realized and unrealized gain on investments	3.37	6.06

Total from investment operations	3.83	6.37

Less Distributions
Distributions from net investment income	(0.45)	0.00

Total distributions	(0.45)	0.00

Net Asset Value, End of Period	$29.63	$26.25

Total Return (%)	14.68	32.04	(d)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	0.38	(e)
Net ratio of expenses to average net assets (%) (b)	0.37	0.37	(e)
Ratio of net investment income to average net assets (%)	1.71	1.93	(e)
Portfolio turnover rate (%)	12	23
Net assets, end of period (in millions)	$360.48	$443.03

Please see end of Financial Highlights for footnote legend.

MetLife Stock Index Portfolio

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MetLife Stock Index Portfolio

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$26.19	$21.90	$36.81	$36.09	$33.04

Income (Loss) From Investment Operations
Net investment income	0.44 (a)	0.44 (a)	0.58 (a)	0.57 (a)	0.52
Net realized and unrealized gain (loss) on investments	3.36	4.91	(13.64)	1.25	4.35

Total from investment operations	3.80	5.35	(13.06)	1.82	4.87

Less Distributions
Distributions from net investment income	(0.44)	(0.59)	(0.55)	(0.34)	(0.63)
Distributions from net realized capital gains	0.00	(0.47)	(1.30)	(0.76)	(1.19)

Total distributions	(0.44)	(1.06)	(1.85)	(1.10)	(1.82)

Net Asset Value, End of Period	$29.55	$26.19	$21.90	$36.81	$36.09

Total Return (%)	14.60	26.06	(37.18)	5.06	15.28
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.42	0.43	0.44	0.44	0.46
Net ratio of expenses to average net assets (%) (b)	0.42	0.42	0.43	0.43	0.45
Ratio of net investment income to average net assets (%)	1.67	1.98	1.95	1.53	1.48
Portfolio turnover rate (%)	12	23	13	12	9
Net assets, end of period (in millions)	$180.88	$186.18	$163.95	$280.08	$291.42

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

MFS® Value Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

MFS® Value Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Capital appreciation.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	%		%		%
Distribution and Service (12b-1) Fees	None		0.25%		0.15%
Other Expenses	%		%		%

Total Annual Portfolio Operating Expenses	%		%		%
Fee Waiver (1)	( %	)	( %	)	( %	)

Net Operating Expenses (1)%			%		%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, through April 30, , to reduce the Management Fee for each Class of the Portfolio to 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, , only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

Principal Investment Strategies

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of large capitalization U.S. companies. Equity securities include common stocks, preferred stocks, securities convertible into common or preferred stocks and depositary receipts for equity securities. MFS focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (“value” companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Portfolio may invest up to 20% of its assets in foreign securities and may have exposure to foreign currencies through its investments in these securities.

Stock Selection

MFS uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and on their potential in light of the issuers’ current financial condition, and on market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.

3

Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. MFS became the subadviser to the Portfolio, and the Portfolio changed its investment objective and principal investment strategies, on January 7, 2008, prior to which the Portfolio was named Harris Oakmark Large Cap Value Portfolio and was subadvised by Harris Associates L.P. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. Because the MIST MFS

MFS® Value Portfolio

4

Value Predecessor was the accounting survivor of the merger with and into the Portfolio, the performance information set forth below reflects the management of MFS for the MIST MFS Value Predecessor, for the TST MFS Value Predecessor and for the Portfolio.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		10 Years
Class A		%		%		%
Class B*		%		%		%
Class E*		%		%		%
Russell 1000 Value Index (reflects no deduction for mutual fund fees or expenses)		%		%		%

*	Prior to April 28, 2008 there were no Class B or Class E shares outstanding for the MIST MFS Value Predecessor or the TST MFS Value Predecessor. Accordingly, the performance shown for Class B and Class E shares prior to that date is the performance of Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Massachusetts Financial Services Company (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Nevin P. Chitkara and Steven R. Gorham, co-managers of the Portfolio, have been jointly and primarily responsible for the day-to-day management of the Portfolio since January 7, 2008. Mr. Gorham was a manager of the TST MFS Value Predecessor from 2002 to 2006 and continued as a manager of the MIST MFS Value Predecessor until 2008. Mr. Chitkara was a manager of the MIST MFS Value Predecessor from 2006 to 2008. The Portfolio’s performance history before April 28, 2008 is based on the performance records of those portfolios, as described above. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

MFS® Value Portfolio

5

UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

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Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity

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and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

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Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.75% for the first $250 million of the Portfolio’s average daily net assets, 0.70% for the next $2.25 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

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The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

Massachusetts Financial Services Company is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2011, MFS had approximately $     billion in assets under management.

Nevin P. Chitkara and Steven R. Gorham, co-managers of the Portfolio, have been jointly and primarily responsible for the day-to-day management of the Portfolio since January 7, 2008. Mr. Gorham was a manager of the TST MFS Value Predecessor from 2002 to 2006 and continued as a manager of the MIST MFS Value Predecessor until 2008. Mr. Chitkara was a manager of the MIST MFS Value Predecessor from 2006 to 2008. The Portfolio’s performance history before April 28, 2008 is based on the performance records of those portfolios, as described above under “Portfolio Summary—Past Performance”. Each portfolio manager is primarily responsible for the day-to-day management of the Portfolio. Mr. Chitkara is an Investment Officer of MFS and has been employed in the investment area of MFS since 1997. Mr. Gorham is an Investment Officer of MFS and has been employed in the investment area of MFS since 1992.

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YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

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Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax

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treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are part of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in

MFS® Value Portfolio

18

market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

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Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

MFS® Value Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009		2008	2007		2006
Net Asset Value, Beginning of Period	$11.20	$9.27		$15.04	$14.24		$12.44

Income (Loss) From Investment Operations
Net investment income	0.21 (a)	0.21	(a)	0.24 (a)	0.21	(a)	0.20 (a)
Net realized and unrealized gain (loss) on investments	1.06	1.72		(4.77)	0.87		2.45

Total from investment operations	1.27	1.93		(4.53)	1.08		2.65

Less Distributions
Distributions from net investment income	(0.16)	0.00		(0.25)	(0.00	)(b)	(0.18)
Distributions from net realized capital gains	0.00	0.00		(0.99)	(0.28)		(0.67)

Total distributions	(0.16)	0.00		(1.24)	(0.28)		(0.85)

Net Asset Value, End of Period	$12.31	$11.20		$9.27	$15.04		$14.24

Total Return (%)	11.42	20.82		(32.53)	7.64		21.33
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.74		0.80	0.88		1.02
Net ratio of expenses to average net assets (%) (c)	0.63	0.66		0.74	0.87		1.00
Ratio of net investment income to average net assets (%)	1.82	2.17		2.15	1.42		1.46
Portfolio turnover rate (%)	28	26		34	25		39
Net assets, end of period (in millions)	$2,097.66	$1,876.28		$419.29	$142.82		$108.12

Please see following page for Financial Highlights footnote legend.

MFS® Value Portfolio

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MFS® Value Portfolio

	Class B
	Year ended December 31,
	2010	2009		2008(d)
Net Asset Value, Beginning of Period	$11.13	$9.24		$13.12

Income (Loss) From Investment Operations
Net investment income	0.18 (a)	0.18	(a)	0.15	(a)
Net realized and unrealized gain (loss) on investments	1.06	1.71		(4.03)

Total from investment operations	1.24	1.89		(3.88)

Less Distributions
Distributions from net investment income	(0.14)	0.00		0.00

Total distributions	(0.14)	0.00		0.00

Net Asset Value, End of Period	$12.23	$11.13		$9.24

Total Return (%)	11.18	20.59		(29.65	)(e)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.99		1.05	(f)
Net ratio of expenses to average net assets (%) (c)	0.88	0.91		0.99	(f)
Ratio of net investment income to average net assets (%)	1.58	1.92		1.97	(f)
Portfolio turnover rate (%)	28	26		34
Net assets, end of period (in millions)	$197.80	$145.56		$101.03

	Class E
	Year ended December 31,
	2010	2009		2008(d)
Net Asset Value, Beginning of Period	$11.15	$9.24		$13.12

Income (Loss) From Investment Operations
Net investment income	0.19 (a)	0.19	(a)	0.16	(a)
Net realized and unrealized gain (loss) on investments	1.06	1.72		(4.04)

Total from investment operations	1.25	1.91		(3.88)

Less Distributions
Distributions from net investment income	(0.15)	0.00		0.00

Total distributions	(0.15)	0.00		0.00

Net Asset Value, End of Period	$12.25	$11.15		$9.24

Total Return (%)	11.25	20.67		(29.57	)(e)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.89		0.95	(f)
Net ratio of expenses to average net assets (%) (c)	0.78	0.81		0.89	(f)
Ratio of net investment income to average net assets (%)	1.67	2.03		2.06	(f)
Portfolio turnover rate (%)	28	26		34
Net assets, end of period (in millions)	$69.88	$72.48		$67.52

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.
(d)	Commencement of operations was April 28, 2008.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

T. Rowe Price Large Cap Growth Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

T. Rowe Price Large Cap Growth Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Long-term growth of capital and, secondarily, dividend income.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	%	%	%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was         % of the average value of its portfolio.

Principal Investment Strategies

T. Rowe Price Associates, Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price’s classifications). Equity securities include common and preferred stocks. T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of December 31, 2011, this included companies with capitalizations of approximately $         million and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, such as foreign stocks (including those of issuers located in emerging markets), futures and options. The Portfolio’s investments in foreign securities will generally be limited to 30% of total assets. The Portfolio may also invest in investment companies and exchange traded funds.

Stock Selection

T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

3

In pursuing the Portfolio’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an opportunity for substantial appreciation. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Derivatives Risk.     The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees

T. Rowe Price Large Cap Growth Portfolio

4

and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	%	%	%	—	—
Class B	%	%	N/A	%	7-30-02
Class E	%	%	%	—	—
Russell 1000 Growth Index (reflects no deduction for mutual fund fees or expenses)%		%	%	—	—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    T. Rowe Price Associates, Inc. (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    The Portfolio is managed by a committee led by P. Robert Bartolo, who has chaired the committee since 2007. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

T. Rowe Price Large Cap Growth Portfolio

5

UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

T. Rowe Price Large Cap Growth Portfolio

6

PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

T. Rowe Price Large Cap Growth Portfolio

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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

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Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Investment Company and Exchange Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

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Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

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Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

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Index Description

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $         billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.65% for the first $50 million of the Portfolio’s average daily net assets and 0.60% for amounts over $50 million. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

Voluntary and Contractual Fee Waivers

Effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. If the current voluntary fee waiver were reflected in the “Annual Portfolio Operating Expenses” table in the “Fees and Expenses of the Portfolio” section of the prospectus, the Portfolio’s Total Annual Portfolio Operating Expenses would have been 0.62% for Class A shares, 0.87% for Class B shares and 0.77% for Class E shares. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about this fee waiver.

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MetLife Advisers, LLC has contractually agreed, for the period May 1, 2012 through April 30, 2013, to limit the Management Fee for each Class of the Portfolio to 0.635% for the first $50 million of the Portfolio’s average daily net assets.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

A Maryland corporation, T. Rowe Price Associates, Inc. dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over eleven million retail and institutional accounts. As of December 31, 2011, T. Rowe Price and its affiliates had assets under management of approximately $         billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. P. Robert Bartolo, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since he became Chairman in 2007 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Bartolo is a Vice President of T. Rowe Price Group, Inc. He joined T. Rowe Price in 2002 and his investment experience dates from 1997.

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YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

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Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the separate accounts for federal income tax purposes. If the

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Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company Separate Accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are part of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in

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market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

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Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

T. Rowe Price Large Cap Growth Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.89	$9.05	$16.48	$15.27	$13.53

Income (Loss) From Investment Operations
Net investment income	0.02 (a)	0.04 (a)	0.08 (a)	0.10 (a)	0.09 (a)
Net realized and unrealized gain (loss) on investments	2.18	3.87	(6.66)	1.32	1.70

Total from investment operations	2.20	3.91	(6.58)	1.42	1.79

Less Distributions
Distributions from net investment income	(0.04)	(0.07)	(0.08)	(0.07)	(0.05)
Distributions from net realized capital gains	0.00	0.00	(0.77)	(0.14)	0.00

Total distributions	(0.04)	(0.07)	(0.85)	(0.21)	(0.05)

Net Asset Value, End of Period	$15.05	$12.89	$9.05	$16.48	$15.27

Total Return (%)	17.05	43.44	(41.88)	9.39	13.24
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.67	0.67	0.67	0.70
Net ratio of expenses to average net assets (%) (b)	0.62	0.65	0.65	0.66	0.68
Ratio of net Investment Income to average net assets (%)	0.15	0.35	0.61	0.64	0.65
Portfolio turnover rate (%)	42	55	59	61	55
Net assets, end of period (in millions)	$639.74	$570.42	$349.39	$552.46	$354.80

Please see following page for Financial Highlights footnote legend.

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T. Rowe Price Large Cap Growth Portfolio

	Class B
	Year ended December 31,
	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.84		$9.01	$16.40	$15.19	$13.47

Income (Loss) From Investment Operations
Net investment income (loss)	(0.01	)(a)	0.01 (a)	0.05 (a)	0.06 (a)	0.05 (a)
Net realized and unrealized gain (loss) on investments	2.16		3.86	(6.63)	1.32	1.68

Total from investment operations	2.15		3.87	(6.58)	1.38	1.73

Less Distributions
Distributions from net investment income	(0.01)		(0.04)	(0.04)	(0.03)	(0.01)
Distributions from net realized capital gains	0.00		0.00	(0.77)	(0.14)	0.00

Total distributions	(0.01)		(0.04)	(0.81)	(0.17)	(0.01)

Net Asset Value, End of Period	$14.98		$12.84	$9.01	$16.40	$15.19

Total Return (%)	16.74		43.03	(42.00)	9.15	12.88
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89		0.92	0.92	0.92	0.95
Net ratio of expenses to average net assets (%) (b)	0.87		0.90	0.90	0.91	0.93
Ratio of net investment income (loss) to average net assets (%)	(0.10)		0.11	0.35	0.39	0.34
Portfolio turnover rate (%)	42		55	59	61	55
Net assets, end of period (in millions)	$231.67		$223.45	$161.93	$292.02	$298.58

	Class E
	Year ended December 31,
	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.85		$9.02	$16.42	$15.21	$13.49

Income (Loss) From Investment Operations
Net investment income (loss)	(0.00	)(a)(c)	0.02 (a)	0.06 (a)	0.08 (a)	0.07 (a)
Net realized and unrealized gain (loss) on investments	2.17		3.86	(6.63)	1.32	1.68

Total from investment operations	2.17		3.88	(6.57)	1.40	1.75

Less Distributions
Distributions from net investment income	(0.02)		(0.05)	(0.06)	(0.05)	(0.03)
Distributions from net realized capital gains	0.00		0.00	(0.77)	(0.14)	0.00

Total distributions	(0.02)		(0.05)	(0.83)	(0.19)	(0.03)

Net Asset Value, End of Period	$15.00		$12.85	$9.02	$16.42	$15.21

Total Return (%)	16.89		43.17	(41.95)	9.26	12.98
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79		0.82	0.82	0.82	0.85
Net ratio of expenses to average net assets (%) (b)	0.77		0.80	0.80	0.81	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.01)		0.21	0.45	0.50	0.51
Portfolio turnover rate (%)	42		55	59	61	55
Net assets, end of period (in millions)	$20.60		$20.35	$15.61	$32.15	$30.33

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.
(c)	Net investment loss for the period was less than $(0.01).

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

BlackRock Aggressive Growth Portfolio

Class A, Class B, Class D and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

BlackRock Aggressive Growth Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Maximum capital appreciation.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class D	Class E
Management Fee	%	%	%	%
Distribution and Service (12b- 1) Fees	None	0.25%	0.10%	0.15%
Other Expenses	%	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%	%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class D	Class E
1 Year	$	$	$	$
3 Years	$	$	$	$
5 Years	$	$	$	$
10 Years	$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio’s total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stock and convertible securities. BlackRock generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap Growth Index (composed of growth stocks in the Russell Midcap Index), the S&P MidCap 400 Index or a similar index. As of December 31, 2011, the market capitalizations of companies in the Russell Midcap Index ranged from $     million to $     billion. As of December 31, 2011, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $     million to $     billion.

The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio’s total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities) and corporate bonds rated investment grade at the time of purchase and unrated debt securities deemed by BlackRock to be of comparable quality. BlackRock may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio may invest in foreign securities. The Portfolio may also invest in investment companies, exchange traded funds, forward commitments and when-issued and delayed delivery securities.

Stock Selection

In selecting stocks, BlackRock takes a growth approach, searching primarily for companies whose earnings appear

3

to be growing at a faster rate than the earnings of an average company. BlackRock generally attempts to identify the industries that over the long term will grow faster than the economy as a whole. BlackRock looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

BlackRock Aggressive Growth Portfolio

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Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		10 Years		Since Inception		Inception Date
Class A		%		%		%	—		—
Class B		%		%	N/A			%	4-26-04
Class D		%	N/A		N/A			%	5-2-06
Class E		%		%	%		—		—
Russell Midcap Growth Index (reflects no deduction for mutual fund fees or expenses)		%		%		%	—		—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    BlackRock Advisors, LLC (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Eileen M. Leary and Andrew R. Leger are jointly and primarily responsible for the day-to-day management of the Portfolio. They have been managers of the Portfolio since 2002 and 2005, respectively. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

BlackRock Aggressive Growth Portfolio

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Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B, Class D and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

BlackRock Aggressive Growth Portfolio

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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

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Investment Company and Exchange Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the

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value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk

Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities also may subject the Portfolio to leveraging risk.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

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The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral

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received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

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As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.75% for the first $500 million of the Portfolio’s average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stock holder and a majority of independent directors. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., and Barclays Bank PLC hold economic stakes in BlackRock, Inc.

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BlackRock, Inc. and its global subsidiaries provide investment management and risk management services and had assets under management totaling approximately $     trillion as of December 31, 2011. BlackRock, Inc. is located at 55 East 52nd Street, New York, New York 10055.

Eileen M. Leary, Managing Director of BlackRock and head of BlackRock’s Small and Mid-Cap Growth Equity Team, and Andrew R. Leger, Director of BlackRock, are jointly and primarily responsible for the day-to-day management of the Portfolio. Ms. Leary joined BlackRock’s Small and Mid-Cap Growth Equity Team in 2005 following the merger between BlackRock and State Street Research, the Portfolio’s former subadviser. From 2002 until she joined BlackRock, Ms. Leary was a Portfolio Manager at State Street Research and was responsible for the day-to-day management of the Portfolio.

Andrew R. Leger is a member of the Small and Mid-Cap Growth Equity Team. Mr. Leger has been a manager of the Portfolio since 2005. He is responsible for coverage of the media and leisure, energy, defense, restaurant and industrial sectors. Mr. Leger joined BlackRock in 2002 from Schroders Investment Management N.A., where he was a small/mid cap equity analyst covering telecommunications, capital goods, transportation and utilities. Previously, Mr. Leger was a small cap equity analyst at Delphi Management.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

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Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are

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in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio

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may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are part of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

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Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on

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closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

BlackRock Aggressive Growth Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$23.38	$15.68	$28.89	$23.96		$22.45

Income (Loss) From Investment Operations
Net investment income (loss)	0.10 (a)	0.02 (a)	0.04 (a)	(0.06	)(a)	(0.07)
Net realized and unrealized gain (loss) on investments	3.48	7.72	(13.25)	4.99		1.58

Total from investment operations	3.58	7.74	(13.21)	4.93		1.51

Less Distributions
Distributions from net investment income	(0.02)	(0.04)	0.00	0.00		0.00

Total distributions	(0.02)	(0.04)	0.00	0.00		0.00

Net Asset Value, End of Period	$26.94	$23.38	$15.68	$28.89		$23.96

Total Return (%)	15.30	49.44	(45.73)	20.58		6.73
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	0.79	0.77	0.76		0.79
Ratio of net investment income (loss) to average net assets (%)	0.40	0.11	0.16	(0.24)		(0.29)
Portfolio turnover rate (%)	91	55	48	49		91
Net assets, end of period (in millions)	$644.56	$622.76	$457.84	$937.66		$880.97

Please see end of Financial Highlights for footnote legend.

BlackRock Aggressive Growth Portfolio

22

BlackRock Aggressive Growth Portfolio

	Class B
	Year ended December 31,
	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$22.21		$14.90		$27.51		$22.88		$21.49

Income (Loss) From Investment Operations
Net investment income (loss)	0.04	(a)	(0.02	)(a)	(0.02	)(a)	(0.12	)(a)	(0.09)
Net realized and unrealized gain (loss) on investments	3.29		7.33		(12.59)		4.75		1.48

Total from investment operations	3.33		7.31		(12.61)		4.63		1.39

Net Asset Value, End of Period	$25.54		$22.21		$14.90		$27.51		$22.88

Total Return (%)	14.99		49.06		(45.84)		20.24		6.47
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.02		1.04		1.02		1.01		1.04
Ratio of net investment income (loss) to average net assets (%)	0.18		(0.13)		(0.11)		(0.48)		(0.53)
Portfolio turnover rate (%)	91		55		48		49		91
Net assets, end of period (in millions)	$83.41		$67.64		$32.05		$45.24		$21.63

	Class D
	Year ended December 31,
	2010		2009		2008		2007		2006(b)
Net Asset Value, Beginning of Period	$23.19		$15.54		$28.66		$23.80		$24.12

Income (Loss) From Investment Operations
Net investment income (loss)	0.07	(a)	0.00	(a)(c)	0.01	(a)	(0.09	)(a)	(0.06)
Net realized and unrealized gain (loss) on investments	3.45		7.66		(13.13)		4.95		(0.26)

Total from investment operations	3.52		7.66		(13.12)		4.86		(0.32)

Less Distributions
Distributions from net investment income	0.00		(0.01)		0.00		0.00		0.00

Total distributions	0.00		(0.01)		0.00		0.00		0.00

Net Asset Value, End of Period	$26.71		$23.19		$15.54		$28.66		$23.80

Total Return (%)	15.18		49.24		(45.74)		20.42		(1.33	)(d)
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.87		0.89		0.87		0.86		0.89	(e)
Ratio of net investment income (loss) to average net assets (%)	0.29		0.01		0.06		(0.34)		(0.36	)(e)
Portfolio turnover rate (%)	91		55		48		49		91
Net assets, end of period (in millions)	$148.09		$152.33		$117.94		$268.93		$270.16

Please see end of Financial Highlights for footnote legend.

BlackRock Aggressive Growth Portfolio

23

BlackRock Aggressive Growth Portfolio

	Class E
	Year ended December 31,
	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$23.16		$15.53		$28.64		$23.79		$22.33

Income (Loss) From Investment Operations
Net investment income (loss)	0.05	(a)	(0.01	)(a)	0.00	(a)(c)	(0.10	)(a)	(0.12)
Net realized and unrealized gain (loss) on investments	3.47		7.64		(13.11)		4.95		1.58

Total from investment operations	3.52		7.63		(13.11)		4.85		1.46

Net Asset Value, End of Period	$26.68		$23.16		$15.53		$28.64		$23.79

Total Return (%)	15.20		49.17		(45.78)		20.39		6.54
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92		0.94		0.92		0.91		0.94
Ratio of net investment income (loss) to average net assets (%)	0.23		(0.03)		0.00	(f)	(0.39)		(0.44)
Portfolio turnover rate (%)	91		55		48		49		91
Net assets, end of period (in millions)	$13.85		$14.99		$10.99		$20.17		$16.31

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was May 2, 2006.
(c)	Net investment income for the period was less than $0.01.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Ratio of net investment income to average net assets was less than 0.01%.

BlackRock Aggressive Growth Portfolio

24

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Met/Artisan Mid Cap Value Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Met/Artisan Mid Cap Value Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Long-term capital growth.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	%	%	%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

Principal Investment Strategies

Artisan Partners Limited Partnership (“Artisan”), subadviser to the Portfolio, invests at least 80% of the Portfolio’s net assets in the common stocks of medium-sized companies. Artisan defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap Index and less than three times the weighted average market capitalization of companies in that Index. As of December 31, 2011, the market capitalization of the smallest company in the Russell Midcap Index was $         million and the weighted average market capitalization of companies in that Index was approximately $         billion. As long as an investment continues to meet the Portfolio’s other investment criteria, Artisan may choose to hold a stock even if the company’s market capitalization grows or falls outside the range given above. Artisan will generally not initiate a position in a company unless it has a market capitalization between $2 billion and $15 billion. The Portfolio invests primarily in U.S. companies.

Stock Selection

Artisan uses a bottom-up investment process in an attempt to construct a diversified portfolio of stocks issued by medium-sized U.S. companies with the following attributes for long-term success:

•

Attractive valuation.    Artisan values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that Artisan believes would be reasonable. Artisan generally will purchase a security if the stock price falls below or toward the lower end of that range.

•	Sound financial condition. Artisan seeks companies with a level of debt Artisan deems appropriate and that have a positive cash flow.

3

•	Strong business economics. Artisan favors cash-producing businesses capable of earning returns on capital Artisan finds acceptable over the company’s business cycle.

Artisan often finds investment opportunities in:

•	“Turnaround” companies. These are companies with recent poor results due to company-specific and/or industry-wide conditions that Artisan believes will not continue indefinitely.

•	Companies in transition. Artisan attempts to identify ahead of the market those companies whose stock prices may soon rise due to new management, new products or a cyclical uptrend in an industry.

•

Companies with hidden assets.    Undervalued real estate, unrecognized business lines and other “hidden” assets may not be given enough credit by investors, providing investment opportunities for Artisan.

•	Unrecognized companies. A company little-known or lacking a following among investors may be selected for the Portfolio if Artisan considers the company undervalued.

•	Companies with earnings shortfalls. Artisan may consider a company whose reduced earnings have caused the company’s stock price to drop if Artisan expects those earnings to improve.

The Portfolio may invest up to 5% of its net assets in securities of a single issuer. However, if an issuer comprises more than 5% of net assets due to market movements, the Portfolio may purchase additional securities of that issuer to invest cash received from shareholder investments and maintain the issuer’s relative weighting in the Portfolio. The Portfolio’s cash position is affected by cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities. Investment of available cash may be slowed during periods when stock prices are moving broadly upwards because higher prevailing valuations cause fewer securities to meet the Portfolio’s investment criteria. As a result of this emphasis on valuation, the Portfolio may at times hold more than 5%, but generally not more than 10%, of its net assets in cash.

The Portfolio may sell a stock when Artisan thinks the stock is overvalued compared to Artisan’s estimate of the company’s intrinsic value, when changing circumstances affect the original reasons for Artisan’s purchase of the stock, when the company’s fundamentals have deteriorated, or when more attractive alternatives are identified.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a

Met/Artisan Mid Cap Value Portfolio

4

high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On May 1, 2009, Artisan succeeded Harris Associates, L.P. (“Harris”) as subadviser to the Portfolio and the Portfolio modified its principal investment strategies. The performance information set forth below reflects the management of Harris and Artisan.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		10 Years
Class A		%		%		%
Class B		%		%		%
Class E		%		%		%
Russell Midcap Value Index (reflects no deduction for mutual fund fees or expenses)		%		%		%

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Artisan Partners Limited Partnership (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    As co-managers of the Portfolio, Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr. have been jointly and primarily responsible for the day-to-day management of the Portfolio since 2009. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Met/Artisan Mid Cap Value Portfolio

5

UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

Met/Artisan Mid Cap Value Portfolio

6

PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

Met/Artisan Mid Cap Value Portfolio

7

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Met/Artisan Mid Cap Value Portfolio

8

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio

Met/Artisan Mid Cap Value Portfolio

9

securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with generally lower price-to-book ratios and higher forecasted growth values.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as

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necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $         billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.82% for the first $1 billion of the Portfolio’s average daily net assets and 0.78% for amounts over $1 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

Artisan Partners Limited Partnership was organized in 1994 and, as of December 31, 2011, managed approximately $         billion in assets. Artisan is wholly owned by its parent

Met/Artisan Mid Cap Value Portfolio

11

company, Artisan Partners Holdings LP. Artisan Partners Holdings LP’s sole general partner is Artisan Investment Corporation, which is controlled by Artisan’s founders, Andrew A. Ziegler and Carlene Murphy Ziegler. Artisan’s address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin, 53202-5402.

As co-managers of the Portfolio, Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr. have been jointly and primarily responsible for the day-to-day management of the Portfolio since May 2009. Messrs. Satterwhite and Kieffer are Managing Directors of Artisan, and have been employed by Artisan since 1997. Mr. Sertl is a Managing Director of Artisan and has been employed by Artisan since 2000.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Met/Artisan Mid Cap Value Portfolio

12

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is

Met/Artisan Mid Cap Value Portfolio

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treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Met/Artisan Mid Cap Value Portfolio

14

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner.

Met/Artisan Mid Cap Value Portfolio

15

Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

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Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

Met/Artisan Mid Cap Value Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$148.14	$105.95	$219.43	$269.23	$265.37

Income (Loss) From Investment Operations
Net investment income	1.67 (a)	1.19 (a)	1.29 (a)	0.73 (a)	1.41
Net realized and unrealized gain (loss) on investments	20.55	42.37	(93.36)	(15.83)	28.89

Total from investment operations	22.22	43.56	(92.07)	(15.10)	30.30

Less Distributions
Distributions from net investment income	(1.15)	(1.37)	(0.67)	(1.51)	(0.83)
Distributions from net realized capital gains	0.00	0.00	(20.74)	(33.19)	(25.61)

Total distributions	(1.15)	(1.37)	(21.41)	(34.70)	(26.44)

Net Asset Value, End of Period	$169.21	$148.14	$105.95	$219.43	$269.23

Total Return (%)	15.04	41.56	(46.00)	(6.84)	12.45
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.85	0.78	0.76	0.78
Net ratio of expenses to average net assets (%) (b)	N/A	N/A	0.78	0.75	0.78
Ratio of net investment income to average net assets (%)	1.09	0.97	0.77	0.30	0.60
Portfolio turnover rate (%)	39	143	58	68	50
Net assets, end of period (in millions)	$876.69	$857.01	$493.39	$1,249.12	$1,230.43

Please see following page for Financial Highlights footnote legend.

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Met/Artisan Mid Cap Value Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$144.56	$103.30	$214.35	$263.76	$260.34

Income (Loss) From Investment Operations
Net investment income	1.27 (a)	0.84 (a)	0.92 (a)	0.10 (a)	0.91
Net realized and unrealized gain (loss) on investments	20.01	41.39	(91.16)	(15.46)	28.36

Total from investment operations	21.28	42.23	(90.24)	(15.36)	29.27

Less Distributions
Distributions from net investment income	(0.85)	(0.97)	(0.07)	(0.86)	(0.24)
Distributions from net realized capital gains	0.00	0.00	(20.74)	(33.19)	(25.61)

Total distributions	(0.85)	(0.97)	(20.81)	(34.05)	(25.85)

Net Asset Value, End of Period	$164.99	$144.56	$103.30	$214.35	$263.76

Total Return (%)	14.76	41.20	(46.13)	(7.07)	12.17
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	1.10	1.03	1.01	1.03
Net ratio of expenses to average net assets (%) (b)	N/A	N/A	1.03	1.00	1.03
Ratio of net investment income to average net assets (%)	0.85	0.71	0.57	0.04	0.35
Portfolio turnover rate (%)	39	143	58	68	50
Net assets, end of period (in millions)	$383.95	$353.66	$261.95	$549.78	$665.31

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$146.26	$104.55	$216.73	$266.33	$262.59

Income (Loss) From Investment Operations
Net investment income	1.41 (a)	0.97 (a)	1.07 (a)	0.34 (a)	1.21
Net realized and unrealized gain (loss) on investments	20.29	41.87	(92.21)	(15.63)	28.59

Total from investment operations	21.70	42.84	(91.14)	(15.29)	29.80

Less Distributions
Distributions from net investment income	(0.97)	(1.13)	(0.30)	(1.12)	(0.45)
Distributions from net realized capital gains	0.00	0.00	(20.74)	(33.19)	(25.61)

Total distributions	(0.97)	(1.13)	(21.04)	(34.31)	(26.06)

Net Asset Value, End of Period	$166.99	$146.26	$104.55	$216.73	$266.33

Total Return (%)	14.87	41.34	(46.08)	(6.98)	12.28
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	1.00	0.93	0.91	0.93
Net ratio of expenses to average net assets (%) (b)	N/A	N/A	0.93	0.90	0.93
Ratio of net investment income to average net assets (%)	0.94	0.81	0.66	0.14	0.44
Portfolio turnover rate (%)	39	143	58	68	50
Net assets, end of period (in millions)	$118.63	$121.31	$99.38	$217.97	$274.83

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets in prior years includes the effect of management fee waivers which expired in 2008.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

MetLife Mid Cap Stock Index Portfolio

Class A, Class B, Class E and Class G Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

MetLife Mid Cap Stock Index Portfolio

PORTFOLIO SUMMARY:

Investment Objective

To equal the performance of the Standard & Poor’s MidCap 400 Composite Stock Price Index (“S&P MidCap 400 Index”).

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E	Class G
Management Fee	%	%	%	%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%	0.30%
Other Expenses	%	%	%	%
Acquired Fund Fees and Expenses	%	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%	%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E	Class G
1 Year	$	$	$	$
3 Years	$	$	$	$
5 Years	$	$	$	$
10 Years	$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was         % of the average value of its portfolio.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P MidCap 400 Index. Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of common stocks, and therefore does not have these expenses. As of December 31, 2011, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $         million to $         billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular mid capitalization stock index.

In addition to securities of the type contained in the S&P MidCap 400 Index, the Portfolio may invest in exchange traded funds and futures contracts based on the S&P MidCap 400 Index to simulate full investment in the index while retaining liquidity, to facilitate trading or to reduce transaction costs. MLIAC may rebalance the Portfolio due to, among other things, cash flows into and out of the Portfolio or changes in the S&P Mid Cap 400 Index.

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Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Passive Management Risk.    In attempting to replicate the returns of an index, the Portfolio may be more susceptible to risks because it generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.

Derivatives Risk.    The Portfolio may invest in derivatives. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

The bar chart below shows you the performance of the Portfolio’s Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table

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below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	%	%	%	—	—
Class B	%	%	%	—	—
Class E	%	%	%	—	—
Class G	%	N/A	N/A	%	4-28-09
S&P MidCap 400 Index (reflects no deduction for mutual fund fees or expenses)%		%	%	—	—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    MetLife Investment Advisors Company, LLC (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Stacey Lituchy, Norman Hu and Mirsad Usejnoski are the managers of the Portfolio. Ms. Lituchy has been the senior manager of the Portfolio since 2004. Mr. Hu has been a manager of the Portfolio since 2003. Mr. Usejnoski has been a manager of the Portfolio since 2004. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B, Class E and Class G shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and

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consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Passive Management Risk

A Portfolio that attempts to replicate the returns of an index may be more susceptible to risks than an actively managed portfolio because a passively managed portfolio generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.

Derivatives Risk

The Portfolio may invest in derivatives. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses

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derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Investment Company and Exchange Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase

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agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by

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the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Index Description

The Standard & Poor’s (S&P) MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $         billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.25% of the Portfolio’s average daily net assets. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

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Contractual Fee Waiver

MetLife Advisers, LLC has contractually agreed, for the period May 1, 2012 through April 30, 2013, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.25% for the first $500 million of the Portfolio’s average daily net assets, 0.245% for the next $500 million, 0.24% for the next $1 billion and 0.235% for amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2013, only with the approval of the Board of Directors of the Portfolio.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

MetLife Investment Advisors Company, LLC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2011, MLIAC managed approximately $         billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy, Norman Hu and Mirsad Usejnoski are the managers of the Portfolio. Stacey Lituchy is the senior manager of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the

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investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

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Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

MetLife Mid Cap Stock Index Portfolio

14

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other

MetLife Mid Cap Stock Index Portfolio

15

distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to

MetLife Mid Cap Stock Index Portfolio

16

make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are

MetLife Mid Cap Stock Index Portfolio

17

typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of

MetLife Mid Cap Stock Index Portfolio

18

foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

Index Information

Standard & Poor’s (“the index sponsor”) sponsors the Standard & Poor’s MidCap 400 Composite Stock Index. The index sponsor has no responsibility for and does not participate in the management of Portfolio assets or sale of Portfolio shares. The index and its associated trademarks and service marks are the exclusive property of the index sponsor. The SAI contains a more detailed description of the limited relationship the index sponsor has with Metropolitan Life Insurance Company and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P MidCap 400” and “Standard & Poor’s MidCap 400” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

MetLife Mid Cap Stock Index Portfolio

19

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

MetLife Mid Cap Stock Index Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.10	$8.66	$15.03	$14.64	$14.43

Income (Loss) From Investment Operations
Net investment income	0.13 (a)	0.15 (a)	0.18 (a)	0.20 (a)	0.18
Net realized and unrealized gain (loss) on investments	2.79	2.85	(5.12)	0.95	1.27

Total from investment operations	2.92	3.00	(4.94)	1.15	1.45

Less Distributions
Distributions from net investment income	(0.12)	(0.17)	(0.19)	(0.12)	(0.19)
Distributions from net realized capital gains	(0.02)	(0.39)	(1.24)	(0.64)	(1.05)

Total distributions	(0.14)	(0.56)	(1.43)	(0.76)	(1.24)

Net Asset Value, End of Period	$13.88	$11.10	$8.66	$15.03	$14.64

Total Return (%)	26.28	36.99	(36.17)	7.78	10.10
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	0.34	0.33	0.32	0.34
Net ratio of expenses to average net assets (%) (b)	0.30	0.34	0.32	0.31	0.33
Ratio of net investment income to average net assets (%)	1.07	1.59	1.52	1.33	1.28
Portfolio turnover rate (%)	22	21	33	37	34
Net assets, end of period (in millions)	$257.41	$214.99	$166.32	$277.84	$261.59

Please see end of Financial Highlights for footnote legend.

MetLife Mid Cap Stock Index Portfolio

20

MetLife Mid Cap Stock Index Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.01	$8.58	$14.91	$14.53	$14.32

Income (Loss) From Investment Operations
Net investment income	0.10 (a)	0.12 (a)	0.15 (a)	0.16 (a)	0.14
Net realized and unrealized gain (loss) on investments	2.76	2.85	(5.09)	0.94	1.26

Total from investment operations	2.86	2.97	(4.94)	1.10	1.40

Less Distributions
Distributions from net investment income	(0.10)	(0.15)	(0.15)	(0.08)	(0.14)
Distributions from net realized capital gains	(0.02)	(0.39)	(1.24)	(0.64)	(1.05)

Total distributions	(0.12)	(0.54)	(1.39)	(0.72)	(1.19)

Net Asset Value, End of Period	$13.75	$11.01	$8.58	$14.91	$14.53

Total Return (%)	25.99	36.78	(36.38)	7.52	9.83
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.59	0.58	0.57	0.59
Net ratio of expenses to average net assets (%) (b)	0.55	0.59	0.57	0.56	0.58
Ratio of net investment income to average net assets (%)	0.83	1.34	1.29	1.07	1.03
Portfolio turnover rate (%)	22	21	33	37	34
Net assets, end of period (in millions)	$267.85	$205.42	$133.39	$192.04	$157.77

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.05	$8.61	$14.96	$14.57	$14.37

Income (Loss) From Investment Operations
Net investment income	0.11 (a)	0.13 (a)	0.17 (a)	0.18 (a)	0.17
Net realized and unrealized gain (loss) on investments	2.76	2.86	(5.12)	0.95	1.24

Total from investment operations	2.87	2.99	(4.95)	1.13	1.41

Less Distributions
Distributions from net investment income	(0.10)	(0.16)	(0.16)	(0.10)	(0.16)
Distributions from net realized capital gains	(0.02)	(0.39)	(1.24)	(0.64)	(1.05)

Total distributions	(0.12)	(0.55)	(1.40)	(0.74)	(1.21)

Net Asset Value, End of Period	$13.80	$11.05	$8.61	$14.96	$14.57

Total Return (%)	26.08	36.93	(36.32)	7.66	9.85
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	0.49	0.48	0.47	0.49
Net ratio of expenses to average net assets (%) (b)	0.45	0.49	0.47	0.46	0.48
Ratio of net investment income to average net assets (%)	0.92	1.45	1.36	1.18	1.12
Portfolio turnover rate (%)	22	21	33	37	34
Net assets, end of period (in millions)	$46.89	$44.75	$37.99	$69.90	$70.16

Please see end of Financial Highlights for footnote legend.

MetLife Mid Cap Stock Index Portfolio

21

MetLife Mid Cap Stock Index Portfolio

	Class G
	Year ended December 31,
	2010	2009(c)
Net Asset Value, Beginning of Period	$10.97	$8.19

Income (Loss) From Investment Operations
Net investment income	0.10 (a)	0.09	(a)
Net realized and unrealized gain on investments	2.74	2.69

Total from investment operations	2.84	2.78

Less Distributions
Distributions from net investment income	(0.09)	0.00
Distributions from net realized capital gains	(0.02)	0.00

Total distributions	(0.11)	0.00

Net Asset Value, End of Period	$13.70	$10.97

Total Return (%)	25.92	33.94	(d)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.64	(e)
Net ratio of expenses to average net assets (%) (b)	0.60	0.64	(e)
Ratio of net investment income to average net assets (%)	0.82	1.35	(e)
Portfolio turnover rate (%)	22	21
Net assets, end of period (in millions)	$41.26	$8.39

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

MetLife Mid Cap Stock Index Portfolio

22

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Lord Abbett Mid Cap Value Portfolio

(formerly, Neuberger Berman Mid Cap Value Portfolio)

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Lord Abbett Mid Cap Value Portfolio

(formerly, Neuberger Berman Mid Cap Value Portfolio)

PORTFOLIO SUMMARY:

Investment Objective

Capital growth.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	%	%	%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was         % of the average value of its portfolio.

Principal Investment Strategies

Lord, Abbett & Co. LLC (“Lord Abbett”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of mid capitalization companies.

The Portfolio’s investments primarily include the following types of securities and other financial instruments:

•

Equity securities, such as common stocks, preferred stocks, convertible securities and equity interests in trusts, partnerships and limited liability companies. The Portfolio may also invest in securities that are tied to the price of stock, such as warrants, rights, and convertible debt securities.

•

Mid-sized company securities, of a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index. As of December 31, 2011, the market capitalizations of companies in the Russell Midcap® Index ranged from $         million to $         billion.

•

Value stocks that the portfolio manager believes to be underpriced or undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•

Foreign company securities that are issued by foreign companies and traded primarily on a U.S. securities exchange. These types of securities include American Depositary Receipts (“ADRs”), which are typically issued by a U.S. financial institution (such as a bank) and represent a specified number of shares issued by a foreign company. The Portfolio may also invest up to 10% of its net assets in securities issued by foreign companies that are primarily traded outside of the U.S.

3

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On January 12, 2012, Lord Abbett succeeded Neuberger Berman Management LLC (“Neuberger Berman”) as subadviser to the Portfolio. The performance information set forth below relates to the last ten full calendar years and, therefore, reflects the management of Neuberger Berman.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

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Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		10 Years
Class A		%		%		%
Class B		%		%		%
Class E		%		%		%
Russell Midcap Value Index (reflects no deduction for mutual fund fees or expenses)		%		%		%

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Lord, Abbett & Co. LLC (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Robert P. Fetch, CFA, a Partner and Director with Lord Abbett, and Jeff Diamond, CFA, a Portfolio Manager with Lord Abbett, have managed the Portfolio since January 2012. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

The Board of Directors of the Fund has approved a proposal to reorganize the Portfolio into the Lord Abbett Mid Cap Value Portfolio (the “MIST Lord Abbett Portfolio”), a series of Met Investors Series Trust. The reorganization is subject to, among other conditions, approval by the shareholders of the Portfolio. If the shareholders of the Portfolio approve the proposal, the Portfolio will transfer the assets and liabilities attributable to each class of its shares to the MIST Lord Abbett Portfolio in exchange for shares of the corresponding class of the MIST Lord Abbett Portfolio (the “Reorganization Shares”). The exchange, which will be effected on the basis of the relative net asset values of the Portfolios, will be followed immediately by the distribution of the Reorganization Shares received by the Portfolio to the shareholders of the Portfolio in complete liquidation of the Portfolio. All issued and outstanding shares of the Portfolio will simultaneously be cancelled on the books of the Portfolio. If approved, the reorganization is proposed to take place on or about April 30, 2012.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

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Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

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Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be

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more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The

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collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with generally lower price-to-book ratios and higher forecasted growth values.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of

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the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $         billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.65% for the first $1 billion of the Portfolio’s average daily net assets and 0.60% for amounts over $1 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302, is the Subadviser to the Portfolio. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual

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fund complexes and manages approximately $109.3 billion in assets across a full range of mutual funds and institutional and separately managed accounts, including $2.9 billion for which Lord Abbett provides investment models to managed sponsors, as of November 30, 2011.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio’s investments. Robert P. Fetch, CFA, Partner and Director, heads the team. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett’s micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting Mr. Fetch is Jeff Diamond, CFA, Portfolio Manager, who joined Lord Abbett in 2007. Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

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Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is

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treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Lord Abbett Mid Cap Value Portfolio

17

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner.

Lord Abbett Mid Cap Value Portfolio

18

Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Lord Abbett Mid Cap Value Portfolio

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Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

Lord Abbett Mid Cap Value Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$15.99	$11.00		$21.26	$21.27	$20.97

Income (Loss) From Investment Operations
Net investment income	0.16 (a)	0.14	(a)	0.20 (a)	0.27 (a)	0.18 (a)
Net realized and unrealized gain (loss) on investments	4.03	5.05		(10.10)	0.50	2.18

Total from investment operations	4.19	5.19		(9.90)	0.77	2.36

Less Distributions
Distributions from net investment income	(0.14)	(0.20)		(0.15)	(0.12)	(0.11)
Distributions from net realized capital gains	0.00	(0.00	)(b)	(0.21)	(0.66)	(1.95)

Total distributions	(0.14)	(0.20)		(0.36)	(0.78)	(2.06)

Net Asset Value, End of Period	$20.04	$15.99		$11.00	$21.26	$21.27

Total Return (%)	26.31	48.09		(47.34)	3.45	11.45
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.70	0.72		0.69	0.69	0.73
Ratio of net investment income to average net assets (%)	0.91	1.12		1.13	1.24	0.86
Portfolio turnover rate (%)	34	45		62	60	47
Net assets, end of period (in millions)	$314.31	$268.02		$342.21	$871.57	$544.07

Please see following page for Financial Highlights footnote legend.

Lord Abbett Mid Cap Value Portfolio

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Lord Abbett Mid Cap Value Portfolio

	Class B
	Year ended December 31,
	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$15.83	$10.88		$21.03	$21.05	$20.78

Income (Loss) From Investment Operations
Net investment income	0.12 (a)	0.11	(a)	0.16 (a)	0.21 (a)	0.12 (a)
Net realized and unrealized gain (loss) on investments	3.99	5.00		(10.00)	0.50	2.16

Total from investment operations	4.11	5.11		(9.84)	0.71	2.28

Less Distributions
Distributions from net investment income	(0.11)	(0.16)		(0.10)	(0.07)	(0.06)
Distributions from net realized capital gains	0.00	(0.00	)(b)	(0.21)	(0.66)	(1.95)

Total distributions	(0.11)	(0.16)		(0.31)	(0.73)	(2.01)

Net Asset Value, End of Period	$19.83	$15.83		$10.88	$21.03	$21.05

Total Return (%)	26.05	47.74		(47.47)	3.19	11.20
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.95	0.97		0.94	0.94	0.98
Ratio of net investment income to average net assets (%)	0.68	0.85		0.94	0.97	0.61
Portfolio turnover rate (%)	34	45		62	60	47
Net assets, end of period (in millions)	$367.44	$276.02		$188.36	$361.25	$312.19

	Class E
	Year ended December 31,
	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$15.94	$10.96		$21.18	$21.19	$20.90

Income (Loss) From Investment Operations
Net investment income	0.13 (a)	0.12	(a)	0.18 (a)	0.23 (a)	0.15 (a)
Net realized and unrealized gain (loss) on investments	4.03	5.04		(10.07)	0.51	2.17

Total from investment operations	4.16	5.16		(9.89)	0.74	2.32

Less Distributions
Distributions from net investment income	(0.13)	(0.18)		(0.12)	(0.09)	(0.08)
Distributions from net realized capital gains	0.00	(0.00	)(b)	(0.21)	(0.66)	(1.95)

Total distributions	(0.13)	(0.18)		(0.33)	(0.75)	(2.03)

Net Asset Value, End of Period	$19.97	$15.94		$10.96	$21.18	$21.19

Total Return (%)	26.14	47.83		(47.39)	3.27	11.28
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.85	0.87		0.84	0.84	0.88
Ratio of net investment income to average net assets (%)	0.76	0.96		1.02	1.06	0.72
Portfolio turnover rate (%)	34	45		62	60	47
Net assets, end of period (in millions)	$51.96	$46.16		$35.72	$82.09	$88.88

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.

Lord Abbett Mid Cap Value Portfolio

22

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Neuberger Berman Genesis Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Neuberger Berman Genesis Portfolio

PORTFOLIO SUMMARY:

Investment Objective

High total return, consisting principally of capital appreciation.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	%		%		%
Distribution and Service (12b-1) Fees	None		0.25%		0.15%
Other Expenses	%		%		%

Total Annual Portfolio Operating Expenses	%		%		%
Fee Waiver (1)	( %	)	( %	)	( %	)

Net Operating Expenses (1)	7%		%		%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, through April 30, , to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio’s average daily net assets. This arrangement may be modified or discontinued prior to April 30, , only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was         % of the average value of its portfolio.

Principal Investment Strategies

Neuberger Berman Management LLC (“Neuberger Berman”), subadviser to the Portfolio, invests at least 65% of the Portfolio’s assets in common stocks of small-capitalization companies, which it defines as those whose market capitalizations are similar to the market capitalization of the companies in the Russell 2000 Value Index (composed of value stocks in the Russell 2000 Index) or the S&P SmallCap 600 Index. As of December 31, 2011, the highest market capitalization of companies in the Russell 2000 Index was $         billion. As of December 31, 2011, the highest capitalization of companies in the S&P SmallCap 600 Index was $         billion. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if Neuberger Berman continues to believe that those shares are an attractive investment. The Portfolio seeks to reduce risk by diversifying among many companies and industries. Although the Portfolio mainly invests in common stocks of small-capitalization companies, it may invest in companies of any capitalization.

Stock Selection

Neuberger Berman generally looks for undervalued companies whose current market shares and balance sheets are strong. Factors in identifying these firms may include:

•	Above-average returns.

•	An established market niche.

3

•	Circumstances that would make it difficult for new competitors to enter the market.

•	The ability to finance their own growth.

•	Sound future business prospects.

This approach is designed to let the Portfolio benefit from potential increases in stock prices, while limiting the risks typically associated with small-capitalization stocks. At times, Neuberger Berman may emphasize certain sectors that it believes will benefit from market or economic trends.

Neuberger Berman generally follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company’s business fails to perform as expected, or when other opportunities appear more attractive.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On January 31, 2005, BlackRock Advisors, LLC (“BlackRock”) succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. On January 19, 2010, Neuberger Berman succeeded BlackRock as subadviser to the Portfolio. The performance information set forth below reflects the management of State Street Research, BlackRock and Neuberger Berman.

Neuberger Berman Genesis Portfolio

4

The bar chart below shows you the performance of the Portfolio’s Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		10 Years
Class A		%		%	%
Class B		%		%	%
Class E		%		%	%
Russell 2000 Value Index (reflects no deduction for mutual fund fees or expenses)		%		%	%

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Neuberger Berman Management LLC (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Judith M. Vale, Robert W. D’Alelio, Michael L. Bowyer and Brett S. Reiner have managed the Portfolio since January 2010. Ms. Vale and Mr. D’Alelio are Co-Managers of the Portfolio. Messrs. Bowyer and Reiner are Associate Managers of the Portfolio. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Neuberger Berman Genesis Portfolio

5

UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Focused Investment Risk

A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More

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detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Russell 2000 Value Index is an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $         billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.85% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either

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as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

Neuberger Berman Management LLC and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2011 of about $         billion. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180.

Judith M. Vale, Robert W. D’Alelio, Michael L. Bowyer and Brett S. Reiner have been responsible for the day-to-day management of the Portfolio since January 2010. Each is a Vice President of Neuberger Berman Management LLC and a Managing Director of Neuberger Berman, LLC. Ms. Vale and Mr. D’Alelio, Co-Managers of the Portfolio, have been senior members of Neuberger Berman’s Small Cap Group since they joined the firm in 1992 and 1996, respectively. Messrs. Bowyer and Reiner, Associate Managers of the Portfolio, have been members of Neuberger Berman’s Small Cap Group since 2001 and 2003, respectively. Mr. Bowyer joined the firm in 1996 and Mr. Reiner in 2000.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions,

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including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to

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the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other

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parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing

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in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

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If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have

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occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

Neuberger Berman Genesis Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.48	$8.48	$15.17	$17.74	$18.55

Income (Loss) From Investment Operations
Net investment income	0.11 (a)	0.06 (a)	0.09 (a)	0.10 (a)	0.08
Net realized and unrealized gain (loss) on investments	1.93	1.03	(5.46)	(0.55)	2.84

Total from investment operations	2.04	1.09	(5.37)	(0.45)	2.92

Less Distributions
Distributions from net investment income	(0.05)	(0.09)	(0.07)	(0.05)	(0.06)
Distributions from net realized capital gains	0.00	0.00	(1.25)	(2.07)	(3.67)

Total distributions	(0.05)	(0.09)	(1.32)	(2.12)	(3.73)

Net Asset Value, End of Period	$11.47	$9.48	$8.48	$15.17	$17.74

Total Return (%)	21.58	13.15	(38.40)	(3.45)	16.73
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.94	0.89	0.88	0.89
Net ratio of expenses to average net assets (%) (b)	0.88	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.09	0.67	0.79	0.62	0.48
Portfolio turnover rate (%)	84	219	184	121	141
Net assets, end of period (in millions)	$729.61	$264.01	$260.77	$509.33	$609.88

Please see following page for Financial Highlights footnote legend.

Neuberger Berman Genesis Portfolio

19

Neuberger Berman Genesis Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.34	$8.35	$14.95	$17.51	$18.35

Income (Loss) From Investment Operations
Net investment income	0.06 (a)	0.03 (a)	0.06 (a)	0.06 (a)	0.04
Net realized and unrealized gain (loss) on investments	1.93	1.03	(5.38)	(0.54)	2.81

Total from investment operations	1.99	1.06	(5.32)	(0.48)	2.85

Less Distributions
Distributions from net investment income	(0.03)	(0.07)	(0.03)	(0.01)	(0.02)
Distributions from net realized capital gains	0.00	0.00	(1.25)	(2.07)	(3.67)

Total distributions	(0.03)	(0.07)	(1.28)	(2.08)	(3.69)

Net Asset Value, End of Period	$11.30	$9.34	$8.35	$14.95	$17.51

Total Return (%)	21.34	12.84	(38.55)	(3.69)	16.44
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.14	1.19	1.14	1.13	1.14
Net ratio of expenses to average net assets (%) (b)	1.13	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.64	0.42	0.55	0.39	0.26
Portfolio turnover rate (%)	84	219	184	121	141
Net assets, end of period (in millions)	$122.31	$108.81	$96.61	$171.14	$169.00

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.38	$8.39	$15.01	$17.58	$18.41

Income (Loss) From Investment Operations
Net investment income	0.07 (a)	0.04 (a)	0.08 (a)	0.08 (a)	0.06
Net realized and unrealized gain (loss) on investments	1.94	1.03	(5.41)	(0.55)	2.82

Total from investment operations	2.01	1.07	(5.33)	(0.47)	2.88

Less Distributions
Distributions from net investment income	(0.04)	(0.08)	(0.04)	(0.03)	(0.04)
Distributions from net realized capital gains	0.00	0.00	(1.25)	(2.07)	(3.67)

Total distributions	(0.04)	(0.08)	(1.29)	(2.10)	(3.71)

Net Asset Value, End of Period	$11.35	$9.38	$8.39	$15.01	$17.58

Total Return (%)	21.45	12.92	(38.50)	(3.58)	16.64
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.09	1.04	1.03	1.04
Net ratio of expenses to average net assets (%) (b)	1.03	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.71	0.52	0.64	0.47	0.32
Portfolio turnover rate (%)	84	219	184	121	141
Net assets, end of period (in millions)	$112.23	$108.61	$104.69	$207.44	$252.71

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.

Neuberger Berman Genesis Portfolio

20

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Loomis Sayles Small Cap Core Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Loomis Sayles Small Cap Core Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Long-term capital growth from investments in common stocks or other equity securities.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	%	%	%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%
Fee Waiver (1)%		%	%

Net Operating Expenses (1)%		%	%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, through April 30, , to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio’s average daily net assets and 0.80% for amounts over $500 million. This arrangement may be modified or discontinued prior to April 30, , only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio’s assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. As of December 31, 2011, the highest market capitalization of companies in the Russell 2000 Index was $     billion. The Portfolio may invest the rest of its assets in larger companies. The Portfolio may invest any portion of its assets in securities of U.S. and Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Portfolio may engage in foreign currency transactions, options, and futures transactions and other derivative transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Portfolio may also invest in real estate investment trusts and other real estate related securities, as well as investment companies and exchange traded funds.

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Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks.    Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks.    When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return

Loomis Sayles Small Cap Core Portfolio

4

or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	%	%	%	—	—
Class B	%	%	N/A	%	7-30-02
Class E	%	%	%	—	—
Russell 2000 Index (reflects no deduction for mutual fund fees or expenses)%		%	%	—	—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Loomis, Sayles & Company, L.P. (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    John J. Slavik, Mark F. Burns, and Joseph R. Gatz have managed the Portfolio since 2005 in the case of Messrs. Slavik and Burns, and since 2000 in the case of Mr. Gatz. Messrs. Slavik, Burns and Gatz are the day-to-day managers of the Portfolio and make the final investment decisions for the Portfolio. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance

Loomis Sayles Small Cap Core Portfolio

5

companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Loomis Sayles Small Cap Core Portfolio

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

Loomis Sayles Small Cap Core Portfolio

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

Loomis Sayles Small Cap Core Portfolio

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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

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Real Estate Investment Risk

Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance would be especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.

Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.

Investment Company and Exchange Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the

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Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

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The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The

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Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

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As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.90% for the first $500 million of the Portfolio’s average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

Loomis, Sayles & Company, L.P. has been in the investment management business since 1926. As of December 31, 2011, Loomis Sayles managed approximately $     billion in assets. Loomis Sayles’ address is One Financial Center, Boston, Massachusetts 02111.

John J. Slavik, Mark F. Burns and Joseph R. Gatz are the day-to-day managers of the Portfolio and make the final investment decisions for the Portfolio. Mr. Slavik and Mr. Burns

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manage the small cap growth portion of the Portfolio. Mr. Gatz manages the small cap value portion of the Portfolio. Mr. Slavik, Mr. Burns and Mr. Gatz also make decisions with respect to the allocation of the Portfolio between small cap growth and small cap value stocks.

Mr. Slavik, a Vice President of Loomis Sayles, joined Loomis Sayles in 2005 and has been a co-manager of the Portfolio since 2005. From 2000 until he joined Loomis Sayles, Mr. Slavik was a Vice President and portfolio manager at Westfield Capital Management, LLC. Mr. Burns, a Vice President of Loomis Sayles, joined Loomis Sayles in 1999 as an investment analyst and has co-managed the Portfolio since 2005. Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a portfolio manager in 1999 and has co-managed the Portfolio since 2000.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from C owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

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Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no

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more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

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Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner.

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Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

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Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

Loomis Sayles Small Cap Core Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$175.00	$134.79	$247.66	$249.37		$232.80

Income (Loss) From Investment Operations
Net investment income (loss)	0.43 (a)	0.31 (a)	0.56 (a)	(0.08	)(a)	0.45
Net realized and unrealized gain (loss) on investments	47.73	40.31	(79.58)	28.82		37.97

Total from investment operations	48.16	40.62	(79.02)	28.74		38.42

Less Distributions
Distributions from net investment income	(0.18)	(0.41)	0.00	(0.22)		0.00
Distributions from net realized capital gains	0.00	0.00	(33.85)	(30.23)		(21.85)

Total distributions	(0.18)	(0.41)	(33.85)	(30.45)		(21.85)

Net Asset Value, End of Period	$222.98	$175.00	$134.79	$247.66		$249.37

Total Return (%)	27.53	30.25	(35.89)	11.90		16.68
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.99	0.96	0.95		0.98
Net ratio of expenses to average net assets (%) (b)	0.91	0.94	0.91	0.90		0.93
Ratio of net investment income (loss) to average net assets (%)	0.23	0.22	0.31	(0.03)		0.18
Portfolio turnover rate (%)	61	68	76	64		76
Net assets, end of period (in millions)	$244.39	$218.08	$192.12	$365.44		$371.96

Please see following page for Financial Highlights footnote legend.

Loomis Sayles Small Cap Core Portfolio

22

Loomis Sayles Small Cap Core Portfolio

	Class B
	Year ended December 31,
	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$171.53		$132.03		$243.90	$246.37		$230.75

Income (Loss) From Investment Operations
Net investment income (loss)	(0.02	)(a)	(0.05	)(a)	0.12 (a)	(0.67	)(a)	0.12
Net realized and unrealized gain (loss) on investments	46.69		39.55		(78.14)	28.43		37.35

Total from investment operations	46.67		39.50		(78.02)	27.76		37.47

Less Distributions
Distributions from net realized capital gains	0.00		0.00		(33.85)	(30.23)		(21.85)

Total distributions	0.00		0.00		(33.85)	(30.23)		(21.85)

Net Asset Value, End of Period	$218.20		$171.53		$132.03	$243.90		$246.37

Total Return (%)	27.21		29.93		(36.06)	11.63		16.39
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21		1.24		1.21	1.20		1.23
Net ratio of expenses to average net assets (%) (b)	1.16		1.19		1.16	1.15		1.18
Ratio of net investment income (loss) to average net assets (%)	(0.01)		(0.03)		0.07	(0.27)		(0.02)
Portfolio turnover rate (%)	61		68		76	64		76
Net assets, end of period (in millions)	$141.73		$112.17		$74.96	$108.14		$67.36

	Class E
	Year ended December 31,
	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$172.77		$132.99		$245.18	$247.29		$231.34

Income (Loss) From Investment Operations
Net investment income (loss)	0.14	(a)	0.09	(a)	0.28 (a)	(0.45	)(a)	0.14
Net realized and unrealized gain (loss) on investments	47.08		39.83		(78.62)	28.57		37.66

Total from investment operations	47.22		39.92		(78.34)	28.12		37.80

Less Distributions
Distributions from net investment income	0.00		(0.14)		0.00	0.00		0.00
Distributions from net realized capital gains	0.00		0.00		(33.85)	(30.23)		(21.85)

Total distributions	0.00		(0.14)		(33.85)	(30.23)		(21.85)

Net Asset Value, End of Period	$219.99		$172.77		$132.99	$245.18		$247.29

Total Return (%)	27.34		30.05		(35.99)	11.73		16.51
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11		1.14		1.11	1.10		1.13
Net ratio of expenses to average net assets (%) (b)	1.06		1.09		1.06	1.05		1.08
Ratio of net investment income (loss) to average net assets (%)	0.08		0.07		0.15	(0.18)		0.03
Portfolio turnover rate (%)	61		68		76	64		76
Net assets, end of period (in millions)	$41.77		$40.19		$35.05	$63.43		$59.82

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.

Loomis Sayles Small Cap Core Portfolio

23

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Loomis Sayles Small Cap Growth Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Loomis Sayles Small Cap Growth Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Long-term capital growth.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	%	%	%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%
Fee Waiver (1)%		%	%

Net Operating Expenses (1)%		%	%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, through April 30, , to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio’s average daily net assets and 0.80% for amounts over $100 million. This arrangement may be modified or discontinued prior to April 30, , only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), subadviser to the Portfolio, normally will invest at least 80% of its net assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2000 of the smallest U.S. companies. As of December 31, 2011, the highest capitalization of a company included in the Russell 2000 Index was $     billion. The Portfolio may invest the rest of its assets in companies of any size, including large capitalization companies.

The Portfolio may invest any portion of its assets in securities of U.S. and Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Portfolio may engage in foreign currency transactions, options and futures transactions and other derivative transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged.

Stock Selection

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services; dynamic earnings growth; prospects for high levels of profitability; and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

3

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On January 5, 2009, Loomis Sayles succeeded Franklin Advisers, Inc. (“Franklin”) as subadviser to the Portfolio and the Portfolio modified its principal investment strategies. The performance information set forth below reflects the management of both Franklin and Loomis Sayles.

Loomis Sayles Small Cap Growth Portfolio

4

The bar chart below shows you the performance of the Portfolio’s Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years
Class A	%	%	%
Class B	%	%	%
Class E	%	%	%
Russell 2000 Growth Index (reflects no deduction for mutual fund fees or expenses)%		%	%

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Loomis, Sayles & Company, L.P. (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    John J. Slavik and Mark F. Burns are jointly and primarily responsible for the day-to-day management of the Portfolio and have co-managed the Portfolio since 2009. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Loomis Sayles Small Cap Growth Portfolio

5

UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

Loomis Sayles Small Cap Growth Portfolio

6

PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

Loomis Sayles Small Cap Growth Portfolio

7

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Loomis Sayles Small Cap Growth Portfolio

8

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Loomis Sayles Small Cap Growth Portfolio

9

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Loomis Sayles Small Cap Growth Portfolio

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Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

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11

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

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12

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.90% for the first $500 million of the Portfolio’s average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a

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13

replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

Loomis, Sayles & Company, L.P. has been in the investment management business since 1926. As of December 31, 2011, Loomis Sayles managed approximately $     billion in assets. Loomis Sayles’ address is One Financial Center, Boston, Massachusetts 02111.

John J. Slavik and Mark F. Burns are jointly and primarily responsible for the day-to-day management of the Portfolio and have co-managed the Portfolio since 2009. Mr. Slavik, a Vice President of Loomis Sayles, joined Loomis Sayles in 2005. From 2000 until he joined Loomis Sayles, Mr. Slavik was a Vice President and portfolio manager at Westfield Capital Management, LLC. Mr. Burns, a Vice President of Loomis Sayles, joined Loomis Sayles in 1999 as an investment analyst.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

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Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

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In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other

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distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

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Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on

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closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

Loomis Sayles Small Cap Growth Portfolio

Selected Per Share Data
	Class A
	Year ended December 31,
	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.38		$5.68		$10.68		$10.94		$10.43

Income (Loss) From Investment Operations
Net investment loss	(0.06	)(a)	(0.06	)(a)	(0.03	)(a)	(0.04	)(a)	(0.05)
Net realized and unrealized gain (loss) on investments	2.40		1.76		(4.08)		0.57		1.11

Total from investment operations	2.34		1.70		(4.11)		0.53		1.06

Less Distributions
Distributions from net realized capital gains	0.00		0.00		(0.89	)(c)	(0.79)		(0.55)

Total distributions	0.00		0.00		(0.89)		(0.79)		(0.55)

Net Asset Value, End of Period	$9.72		$7.38		$5.68		$10.68		$10.94

Total Return (%)	31.71		29.93		(41.17)		4.54		10.01
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07		1.33		1.03		1.01		1.09
Net ratio of expenses to average net assets (%) (b)	1.02		1.30		1.03		1.01		1.09
Ratio of net investment loss to average net assets (%)	(0.75)		(1.07)		(0.31)		(0.33)		(0.45)
Portfolio turnover rate (%)	73		170		68		60		68
Net assets, end of period (in millions)	$28.40		$22.30		$17.47		$78.03		$53.52

Please see following page for Financial Highlights footnote legend.

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Loomis Sayles Small Cap Growth Portfolio

	Class B
	Year ended December 31,
	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.21		$5.56		$10.49		$10.79		$10.32

Income (Loss) From Investment Operations
Net investment loss	(0.08	)(a)	(0.08	)(a)	(0.05	)(a)	(0.07	)(a)	(0.08)
Net realized and unrealized gain (loss) on investments	2.34		1.73		(3.99)		0.56		1.10

Total from investment operations	2.26		1.65		(4.04)		0.49		1.02

Less Distributions
Distributions from net realized capital gains	0.00		0.00		(0.89	)(c)	(0.79)		(0.55)

Total distributions	0.00		0.00		(0.89)		(0.79)		(0.55)

Net Asset Value, End of Period	$9.47		$7.21		$5.56		$10.49		$10.79

Total Return (%)	31.35		29.68		(41.31)		4.32		9.72
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.32		1.58		1.28		1.26		1.34
Net ratio of expenses to average net assets (%) (b)	1.27		1.55		1.28		1.26		1.34
Ratio of net investment loss to average net assets (%)	(1.00)		(1.32)		(0.58)		(0.59)		(0.72)
Portfolio turnover rate (%)	73		170		68		60		68
Net assets, end of period (in millions)	$66.42		$56.63		$41.04		$67.49		$73.26

	Class E
	Year ended December 31,
	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.29		$5.61		$10.58		$10.86		$10.37

Income (Loss) From Investment Operations
Net investment loss	(0.07	)(a)	(0.07	)(a)	(0.04	)(a)	(0.05	)(a)	(0.07)
Net realized and unrealized gain (loss) on investments	2.36		1.75		(4.04)		0.56		1.11

Total from investment operations	2.29		1.68		(4.08)		0.51		1.04

Less Distributions
Distributions from net realized capital gains	0.00		0.00		(0.89	)(c)	(0.79)		(0.55)

Total distributions	0.00		0.00		(0.89)		(0.79)		(0.55)

Net Asset Value, End of Period	$9.58		$7.29		$5.61		$10.58		$10.86

Total Return (%)	31.41		29.95		(41.34)		4.48		9.87
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.22		1.48		1.18		1.16		1.24
Net ratio of expenses to average net assets (%) (b)	1.17		1.45		1.18		1.16		1.24
Ratio of net investment loss to average net assets (%)	(0.90)		(1.22)		(0.48)		(0.50)		(0.62)
Portfolio turnover rate (%)	73		170		68		60		68
Net assets, end of period (in millions)	$7.83		$7.02		$5.90		$12.76		$13.64

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.
(c)	Includes a tax return of capital distribution that was less than $0.01.

Loomis Sayles Small Cap Growth Portfolio

21

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Russell 2000 Index Portfolio

Class A, Class B, Class E and Class G Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Russell 2000 Index Portfolio

PORTFOLIO SUMMARY:

Investment Objective

To equal the performance of the Russell 2000 Index.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E	Class G
Management Fee	%	%	%	%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%	0.30%
Other Expenses	%	%	%	%
Acquired Fund Fees and Expenses	%	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%	%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E	Class G
1 Year	$	$	$	$
3 Years	$	$	$	$
5 Years	$	$	$	$
10 Years	$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was         % of the average value of its portfolio.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a selected stratified sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of common stocks, and therefore does not have these expenses. As of December 31, 2011, the highest market capitalization of companies in the Russell 2000 Index was $         billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the Russell 2000 Index.

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio may invest in exchange traded funds and futures contracts based on the Russell 2000 Index to simulate full investment in the index while retaining liquidity, to facilitate trading or to reduce transaction costs. MLIAC may rebalance the Portfolio due to, among other things, cash flows into and out of the Portfolio or changes in the Russell 2000 Index.

3

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Passive Management Risk.    In attempting to replicate the returns of an index, the Portfolio may be more susceptible to risks because it generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.

Derivatives Risk.    The Portfolio may invest in derivatives. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

Russell 2000 Index Portfolio

4

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	%	%	%	—	—
Class B	%	%	%	—	—
Class E	%	%	%	—	—
Class G	%	N/A	N/A	%	4-28-09
Russell 2000 Index (reflects no deduction for mutual fund fees or expenses)%		%	%	—	—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    MetLife Investment Advisors Company, LLC (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Stacey Lituchy, Norman Hu and Mirsad Usejnoski are the managers of the Portfolio. Ms. Lituchy has been the senior manager of the Portfolio since 2004. Mr. Hu has been a manager of the Portfolio since 2003. Mr. Usejnoski has been a manager of the Portfolio since 2004. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Russell 2000 Index Portfolio

5

UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B, Class E and Class G shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

Russell 2000 Index Portfolio

6

PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be

Russell 2000 Index Portfolio

7

unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Passive Management Risk

A Portfolio that attempts to replicate the returns of an index may be more susceptible to risks than an actively managed portfolio because a passively managed portfolio generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.

Derivatives Risk

The Portfolio may invest in derivatives. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for

Russell 2000 Index Portfolio

8

unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Investment Company and Exchange Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

Russell 2000 Index Portfolio

9

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of

Russell 2000 Index Portfolio

10

the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Index Description

The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $         billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.25% of the Portfolio’s average daily net assets. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement

Russell 2000 Index Portfolio

11

with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

Contractual Fee Waiver

MetLife Advisers, LLC has contractually agreed, for the period May 1, 2012 through April 30, 2013, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.25% for the first $500 million of the Portfolio’s average daily net assets, 0.245% for the next $500 million, 0.24% for the next $1 billion and 0.235% for amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2013, only with the approval of the Board of Directors of the Portfolio.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

MetLife Investment Advisors Company, LLC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2011, MLIAC managed approximately $         billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

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Stacey Lituchy is the senior manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Russell 2000 Index Portfolio

13

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

Russell 2000 Index Portfolio

14

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other

Russell 2000 Index Portfolio

15

distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Russell 2000 Index Portfolio

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Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on

Russell 2000 Index Portfolio

17

closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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Index Information

Frank Russell Company (the “index sponsor”) sponsors the Russell 2000 Index. The index sponsor has no responsibility for and does not participate in the management of Portfolio assets or sale of Portfolio shares. The index and its associated trademarks and service marks are the exclusive property of the index sponsor. The SAI contains a more detailed description of the limited relationship the index sponsor has with Metropolitan Life Insurance Company and the Fund.

Russell 2000 Index Portfolio

19

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

Russell 2000 Index Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.61	$8.89	$14.17	$15.68	$13.92

Income (Loss) From Investment Operations
Net investment income	0.14 (a)	0.13 (a)	0.20 (a)	0.22 (a)	0.18 (a)
Net realized and unrealized gain (loss) on investments	2.71	2.04	(4.71)	(0.38)	2.30

Total from investment operations	2.85	2.17	(4.51)	(0.16)	2.48

Less Distributions
Distributions from net investment income	(0.13)	(0.19)	(0.16)	(0.15)	(0.13)
Distributions from net realized capital gains	0.00	(0.26)	(0.61)	(1.20)	(0.59)

Total distributions	(0.13)	(0.45)	(0.77)	(1.35)	(0.72)

Net Asset Value, End of Period	$13.33	$10.61	$8.89	$14.17	$15.68

Total Return (%)	26.92	26.01	(33.45)	(1.58)	17.96
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.32	0.35	0.32	0.32	0.36
Net ratio of expenses to average net assets (%) (b)	0.31	0.34	0.31	0.31	0.35
Ratio of net investment income to average net assets (%)	1.24	1.47	1.68	1.47	1.21
Portfolio turnover rate (%)	26	27	33	37	44
Net assets, end of period (in millions)	$406.16	$348.95	$389.89	$610.84	$331.57

Please see end of Financial Highlights for footnote legend.

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Russell 2000 Index Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.43	$8.74	$13.93	$15.44	$13.73

Income (Loss) From Investment Operations
Net investment income	0.11 (a)	0.11 (a)	0.17 (a)	0.18 (a)	0.14 (a)
Net realized and unrealized gain (loss) on investments	2.65	2.00	(4.63)	(0.38)	2.25

Total from investment operations	2.76	2.11	(4.46)	(0.20)	2.39

Less Distributions
Distributions from net investment income	(0.10)	(0.16)	(0.12)	(0.11)	(0.09)
Distributions from net realized capital gains	0.00	(0.26)	(0.61)	(1.20)	(0.59)

Total distributions	(0.10)	(0.42)	(0.73)	(1.31)	(0.68)

Net Asset Value, End of Period	$13.09	$10.43	$8.74	$13.93	$15.44

Total Return (%)	26.58	25.66	(33.57)	(1.84)	17.58
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.60	0.57	0.57	0.61
Net ratio of expenses to average net assets (%) (b)	0.56	0.59	0.56	0.56	0.60
Ratio of net investment income to average net assets (%)	1.00	1.20	1.43	1.17	0.97
Portfolio turnover rate (%)	26	27	33	37	44
Net assets, end of period (in millions)	$174.73	$139.99	$103.47	$160.85	$159.00

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.57	$8.85	$14.10	$15.61	$13.87

Income (Loss) from Investment Operations
Net investment income	0.12 (a)	0.12 (a)	0.18 (a)	0.19 (a)	0.16 (a)
Net realized and unrealized gain (loss) on investments	2.68	2.03	(4.69)	(0.37)	2.28

Total from investment operations	2.80	2.15	(4.51)	(0.18)	2.44

Less Distributions
Distributions from net investment income	(0.11)	(0.17)	(0.13)	(0.13)	(0.11)
Distributions from net realized capital gains	0.00	(0.26)	(0.61)	(1.20)	(0.59)

Total distributions	(0.11)	(0.43)	(0.74)	(1.33)	(0.70)

Net Asset Value, End of Period	$13.26	$10.57	$8.85	$14.10	$15.61

Total Return (%)	26.60	25.86	(33.52)	(1.73)	17.72
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.47	0.50	0.47	0.47	0.51
Net ratio of expenses to average net assets (%) (b)	0.46	0.49	0.46	0.46	0.50
Ratio of net investment income to average net assets (%)	1.08	1.30	1.52	1.27	1.05
Portfolio turnover rate (%)	26	27	33	37	44
Net assets, end of period (in millions)	$32.64	$29.94	$26.01	$46.86	$55.21

Please see end of Financial Highlights for footnote legend.

Russell 2000 Index Portfolio

21

Russell 2000 Index Portfolio

	Class G
	Year ended December 31,
	2010	2009(c)
Net Asset Value, Beginning of Period	$10.41	$7.84

Income (Loss) from Investment Operations
Net investment income	0.12 (a)	0.08	(a)
Net realized and unrealized gain on investments	2.64	2.49

Total from investment operations	2.76	2.57

Less Distributions
Distributions from net investment income	(0.10)	0.00

Total distributions	(0.10)	0.00

Net Asset Value, End of Period	$13.07	$10.41

Total Return (%)	26.54	32.78	(d)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.65	(e)
Net ratio of expenses to average net assets (%) (b)	0.61	0.64	(e)
Ratio of net investment income to average net assets (%)	1.09	1.24	(e)
Portfolio turnover rate (%)	26	27
Net assets, end of period (in millions)	$41.16	$9.30

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

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22

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

T. Rowe Price Small Cap Growth Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

T. Rowe Price Small Cap Growth Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Long-term capital growth.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	%	%	%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was         % of the average value of its portfolio.

Principal Investment Strategies

T. Rowe Price Associates, Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in a diversified group of small capitalization companies. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies in the MSCI U.S. Small Cap Growth Index. As of December 31, 2011, this included companies with market capitalizations of between approximately $     million and $     billion. The market capitalization limits will vary with market fluctuations. The Portfolio may on occasion purchase a stock whose market capitalization exceeds the range, and it will not automatically sell a stock just because the company’s market capitalization has grown beyond the upper end of the range. The Portfolio will seek to invest in a diversified portfolio of securities and the top 25 holdings of the Portfolio will not, under normal circumstances, constitute more than 50% of the Portfolio’s total assets. This diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective. The Portfolio’s investments in foreign securities will be limited to 20% of total assets. The Portfolio may also invest in investment companies and exchange traded funds.

Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom up” manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as

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projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing—quantitative and fundamental research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Derivatives Risk. The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

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Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	%	%	%	—	—
Class B	%	%	N/A	%	7-30-02
Class E	%	%	%	—	—
MSCI US Small Cap Growth Index (reflects no deduction for mutual fund fees or expenses)%		%	%	—	—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    T. Rowe Price Associates, Inc. (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    The Portfolio is managed by a committee chaired since 2006 by Sudhir Nanda. Mr. Nanda is primarily responsible for the day-to-day management of the Portfolio. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

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Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Investment Company and Exchange Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

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Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

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Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

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Index Description

The Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the

Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $         billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.55% for the first $100 million of the Portfolio’s average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

Voluntary Fee Waiver

Effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. If the current voluntary fee waiver were reflected in the “Annual Portfolio Operating Expenses” table in the “Fees and Expenses of the Portfolio” section of the prospectus, the Portfolio’s Total Annual Portfolio Operating Expenses would have been 0.55% for Class A shares, 0.80% for Class B shares and 0.70% for Class E shares. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about this fee waiver.

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The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

A Maryland corporation, T. Rowe Price Associates, Inc. dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over eleven million retail and institutional accounts. As of December 31, 2011. T. Rowe Price and its affiliates had assets under management of approximately $         billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Sudhir Nanda, Committee Chairman, and Vice President of T. Rowe Price Group, Inc., has had day-to-day responsibility for management of the Portfolio since he became Chairman in October 2006 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Nanda joined T. Rowe Price in 2000 and has been managing investments since 1999.

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YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

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Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax

T. Rowe Price Small Cap Growth Portfolio

16

treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in

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market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

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Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

T. Rowe Price Small Cap Growth Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$12.15		$9.05	$17.26	$15.72		$15.13

Income (Loss) From Investment Operations
Net investment income (loss)	0.00	(a)	0.01 (a)	0.03 (a)	(0.02	)(a)	(0.03)
Net realized and unrealized gain (loss) on investments	4.24		3.41	(5.33)	1.56		0.62

Total from investment operations	4.24		3.42	(5.30)	1.54		0.59

Less Distributions
Distributions from net investment income	0.00		(0.04)	0.00	0.00		0.00
Distributions from net realized capital gains	0.00		(0.28)	(2.91)	0.00		0.00

Total distributions	0.00		(0.32)	(2.91)	0.00		0.00

Net Asset Value, End of Period	$16.39		$12.15	$9.05	$17.26		$15.72

Total Return (%)	34.90		38.97	(36.19)	9.86		3.90
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57		0.62	0.59	0.59		0.60
Net ratio of expenses to average net assets (%) (b)	0.55		0.60	0.57	0.57		0.59
Ratio of net investment income (loss) to average net assets (%)	0.02		0.14	0.23	(0.12)		(0.19)
Portfolio turnover rate (%)	33		28	73	51		38
Net assets, end of period (in millions)	$280.96		$218.72	$170.24	$294.46		$349.26

Please see following page for Financial Highlights footnote legend.

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T. Rowe Price Small Cap Growth Portfolio

	Class B
	Year ended December 31,
	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$11.80		$8.79		$16.89	$15.42		$14.88

Income (Loss) From Investment Operations
Net investment income (loss)	(0.03	)(a)	(0.01	)(a)	0.01 (a)	(0.06	)(a)	(0.05)
Net realized and unrealized gain (loss) on investments	4.12		3.31		(5.20)	1.53		0.59

Total from investment operations	4.09		3.30		(5.19)	1.47		0.54

Less Distributions
Distributions from net investment income	0.00		(0.01)		0.00	0.00		0.00
Distributions from net realized capital gains	0.00		(0.28)		(2.91)	0.00		0.00

Total distributions	0.00		(0.29)		(2.91)	0.00		0.00

Net Asset Value, End of Period	$15.89		$11.80		$8.79	$16.89		$15.42

Total Return (%)	34.66		38.63		(36.32)	9.53		3.63
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82		0.87		0.84	0.84		0.85
Net ratio of expenses to average net assets (%) (b)	0.80		0.85		0.82	0.82		0.84
Ratio of net investment income (loss) to average net assets (%)	(0.22)		(0.11)		0.10	(0.36)		(0.44)
Portfolio turnover rate (%)	33		28		73	51		38
Net assets, end of period (in millions)	$266.01		$189.57		$138.12	$54.37		$45.21

	Class E
	Year ended December 31,
	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$11.91		$8.87		$17.00	$15.50		$14.95

Income (Loss) From Investment Operations
Net investment income (loss)	(0.02	)(a)	(0.00	)(a)(c)	0.01 (a)	(0.04	)(a)	(0.06)
Net realized and unrealized gain (loss) on investments	4.15		3.34		(5.23)	1.54		0.61

Total from investment operations	4.13		3.34		(5.22)	1.50		0.55

Less Distributions
Distributions from net investment income	0.00		(0.02)		0.00	0.00		0.00
Distributions from net realized capital gains	0.00		(0.28)		(2.91)	0.00		0.00

Total distributions	0.00		(0.30)		(2.91)	0.00		0.00

Net Asset Value, End of Period	$16.04		$11.91		$8.87	$17.00		$15.50

Total Return (%)	34.68		38.78		(36.25)	9.68		3.68
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72		0.77		0.74	0.74		0.75
Net ratio of expenses to average net assets (%) (b)	0.70		0.75		0.72	0.72		0.74
Ratio of net investment income (loss) to average net assets (%)	(0.14)		(0.01)		0.09	(0.26)		(0.35)
Portfolio turnover rate (%)	33		28		73	51		38
Net assets, end of period (in millions)	$16.33		$12.80		$10.36	$16.65		$18.50

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.
(c)	Net investment loss for the period was less than $0.01.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Baillie Gifford International Stock Portfolio

(formerly, Artio International Stock Portfolio)

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Baillie Gifford International Stock Portfolio

(formerly, Artio International Stock Portfolio)

PORTFOLIO SUMMARY:

Investment Objective

Long-term growth of capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	%		%		%
Distribution and Service (12b-1) Fees	None		0.25%		0.15%
Other Expenses	%		%		%
Acquired Fund Fees and Expenses	%		%		%

Total Annual Portfolio Operating Expenses	%		%		%
Fee Waiver (1)	( %	)	( %	)	( %	)

Net Operating Expenses (1)%			%		%

(1)	MetLife Advisers, LLC, has contractually agreed for the period February 1, 2012 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.86% for the first $156.25 million of the Portfolio’s average daily net assets, 0.78% for the next $243.75 million, 0.68% for the next $500 million and 0.65% for amounts over $900 million. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was         % of the average value of its portfolio.

Principal Investment Strategies

Baillie Gifford Overseas Limited (“Baillie Gifford”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in non-U.S. securities. The Portfolio normally invests at least 80% of its assets in stocks. Stocks include common stocks, preferred stocks and securities convertible into common or preferred stocks. The Portfolio typically invests in companies with a minimum market capitalization of $1 billion. The Portfolio normally invests in at least four different countries and at least 65% of its total assets in no fewer than three different countries outside the U.S. The Portfolio may make significant investments in securities of emerging market issuers, and the percentage of the Portfolio invested in emerging market issuers may exceed, under normal circumstances, the percentage of the MSCI All Country World ex-U.S. Index (the “Index”) represented by emerging market issuers by up to 15 percentage points. For example, if securities of emerging market issuers represent 25% of the value of the Index, the Portfolio could, under normal circumstances, invest up to 40% of its total assets in securities of emerging market issuers.

The Portfolio may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”),

3

mutual funds, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), forward commitments, and when-issued and delayed delivery securities.

The Portfolio may invest in derivatives for hedging and non-hedging purposes. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, futures contracts, forward foreign exchange contracts (“forward contracts”), non-deliverable forwards, options, options on futures, swaps, warrants, and structured notes.

The Portfolio intends to invest in securities denominated in the currencies of a variety of countries and in securities denominated in multinational currencies such as the Euro. Baillie Gifford may from time to time seek to reduce foreign currency risk by hedging some or all of the Portfolio’s foreign currency exposure back into the U.S. dollar. In addition, when the European cash market is closed, the Portfolio may deploy cash to enter into transactions in U.S. equity index futures, such as those based on the S&P 500 Index, and ETFs, in order to increase or reduce market exposure. Baillie Gifford expects to unwind promptly such investments subject to market conditions.

Stock Selection

Baillie Gifford’s investment philosophy is to make long term investments in well-managed businesses which enjoy sustainable, competitive advantages. The aim is to select stocks for the Portfolio that can sustain above average growth in earnings and cash flow. Asset allocation is therefore the result of individual stock decisions. Baillie Gifford believes understanding the long-term available opportunity and competitive advantage of companies is more important than short-term economic indicators. Baillie Gifford gains an in-depth knowledge of individual companies through fundamental in-house analysis in order to develop a view about their prospects. This view is compared to that of the consensus, and any discrepancies present an opportunity to add value in the Portfolio.

Research is organized primarily by geography, but Baillie Gifford also has a number of global sector specialists. For every investment under consideration, Baillie Gifford considers three aspects—the opportunity available to the company, its ability to execute on that opportunity and the valuation of the business. Considerations include the growth rates and structure of the industry in which a company operates and any enduring barriers to entry or cost advantages, whether the company finances growth from internally generated cash flow and management’s approach to capital allocation and shareholders, and the extent to which the market might already appreciate these strengths.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.

Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceed repatriation restrictions, government confiscation, inflation, deflation, currency devaluation

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and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On February 1, 2012, Baillie Gifford succeeded Artio Global Management LLC (formerly, Julius Baer Investment Management LLC) (“Artio”) as subadviser to the Portfolio. On January 7, 2008, Artio succeeded Fidelity Management & Research Company (“FMR”) as subadviser to the Portfolio. On December 16, 2003, FMR succeeded Putnam Investment Management, LLC

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(“Putnam”) as subadviser to the Portfolio. The performance information set forth below relates to the last ten full calendar years and, therefore, reflects the management of Putnam, FMR and Artio.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	%	%	%	—	—
Class B	%	%	N/A	%	5-1-02
Class E	%	%	%	—	—
MSCI All Country World ex-U.S. Index (reflects no deduction for mutual fund fees or expenses)%		%	%	—	—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Baillie Gifford Overseas Limited (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Gerald Smith, Angus Franklin and Jonathan Bates have been jointly and primarily responsible for the day-to-day management of the Portfolio since February 2012. For additional information, please see “Additional Information about Management – The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

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Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

Emerging Markets Risk

Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries.

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The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or

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underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Investment Company and Exchange Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these

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entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Real Estate Investment Risk

Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance would be especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.

Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

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Forward Commitment, When-Issued and Delayed Delivery Securities Risk

Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent -event, such as approval of a merger, corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities also may subject the Portfolio to leveraging risk.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an

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obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

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Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Morgan Stanley Capital International All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market

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performance in the global developed and emerging markets. This index excludes investment in the United States. The Index returns reflect the reinvestment of dividends net of applicable non-U.S. withholding taxes.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $         billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.86% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

Baillie Gifford International Stock Portfolio

16

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

Baillie Gifford Overseas Limited is a wholly-owned subsidiary of Baillie Gifford & Co., a Scottish investment company. Founded in 1908, Baillie, Gifford & Co. manages money primarily for institutional clients. It is one of the largest independently owned investment management firms in the United Kingdom. The principal address of Baillie Gifford is Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland. Baillie Gifford & Co, Baillie Gifford Overseas and their affiliates are referred to as the “Baillie Gifford Group.” As of September 30, 2011, the Baillie Gifford Group had assets under management of over $103 billion.

The Portfolio is managed by a Portfolio Construction Group consisting of a range of experienced investment managers. The lead managers, who are primarily responsible for the management of the Portfolio, are Gerald Smith, Angus Franklin and Jonathan Bates.

Mr. Smith joined Baillie Gifford in 1987 and became a Partner in 1998. He is currently Chief Investment Officer and is a member of both the Investment Advisory Group and the Emerging Markets Investment Advisory Group. Mr. Smith has chaired the Portfolio Construction Group since its inception.

Mr. Franklin qualified as a Chartered Accountant in 1992 and joined Baillie Gifford in 1994. Since then Mr. Franklin has worked in the UK, Emerging Markets and European Investment Teams. He now works full time conducting research for the Portfolio Construction Group.

Mr. Bates joined Baillie Gifford in 1993 and was a Portfolio Manager in the North American Investment Team until September 2011. He now works full time conducting research for the Portfolio Construction Group. Mr. Bates became a Partner in 2005.

Baillie Gifford International Stock Portfolio

17

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences

Baillie Gifford International Stock Portfolio

18

to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

Baillie Gifford International Stock Portfolio

19

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be

Baillie Gifford International Stock Portfolio

20

exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its

Baillie Gifford International Stock Portfolio

21

assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

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22

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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23

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

Baillie Gifford International Stock Portfolio

Selected Per Share Data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.45	$7.80	$16.04	$15.49	$13.48

Income (Loss) From Investment Operations
Net investment income	0.10 (a)	0.14 (a)	0.22 (a)	0.20 (a)	0.13
Net realized and unrealized gain (loss) on investments	0.57	1.57	(6.51)	1.38	2.09

Total from investment operations	0.67	1.71	(6.29)	1.58	2.22

Less Distributions
Distributions from net investment income	(0.14)	(0.06)	(0.40)	(0.17)	(0.21)
Distributions from net realized capital gains	0.00	0.00	(1.55)	(0.86)	0.00
Total distributions	(0.14)	(0.06)	(1.95)	(1.03)	(0.21)

Net Asset Value, End of Period	$9.98	$9.45	$7.80	$16.04	$15.49

Total Return (%)	7.21	22.17	(44.13)	10.33	16.49
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.96	0.95	0.96	1.05
Net ratio of expenses to average net assets (%) (b)	0.91	0.93	0.92	N/A	N/A
Ratio of net investment income to average net assets (%)	1.10	1.74	1.96	1.22	1.00
Portfolio turnover rate (%)	140	147	195	100	86
Net assets, end of period (in millions)	$1,183.70	$975.12	$736.56	$732.64	$547.34

Please see following page for Financial Highlights footnote legend.

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24

Baillie Gifford International Stock Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.33	$7.69	$15.83	$15.30	$13.33

Income (Loss) From Investment Operations
Net investment income	0.07 (a)	0.12 (a)	0.17 (a)	0.15 (a)	0.12
Net realized and unrealized gain (loss) on investments	0.56	1.55	(6.40)	1.37	2.03

Total from investment operations	0.63	1.67	(6.23)	1.52	2.15

Less Distributions
Distributions from net investment income	(0.12)	(0.03)	(0.36)	(0.13)	(0.18)
Distributions from net realized capital gains	0.00	0.00	(1.55)	(0.86)	0.00

Total distributions	(0.12)	(0.03)	(1.91)	(0.99)	(0.18)

Net Asset Value, End of Period	$9.84	$9.33	$7.69	$15.83	$15.30

Total Return (%)	6.86	21.89	(44.24)	10.07	16.23
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.19	1.21	1.20	1.21	1.30
Net ratio of expenses to average net assets (%) (b)	1.16	1.18	1.17	N/A	N/A
Ratio of net investment income to average net assets (%)	0.86	1.47	1.52	0.96	0.72
Portfolio turnover rate (%)	140	147	195	100	86
Net assets, end of period (in millions)	$112.50	$106.40	$79.53	$119.07	$95.47

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.36	$7.72	$15.89	$15.35	$13.37

Income (Loss) From Investment Operations
Net investment income	0.09 (a)	0.13 (a)	0.19 (a)	0.18 (a)	0.12
Net realized and unrealized gain (loss) on investments	0.56	1.55	(6.43)	1.37	2.05

Total from investment operations	0.65	1.68	(6.24)	1.55	2.17

Less Distributions
Distributions from net investment income	(0.13)	(0.04)	(0.38)	(0.15)	(0.19)
Distributions from net realized capital gains	0.00	0.00	(1.55)	(0.86)	0.00

Total distributions	(0.13)	(0.04)	(1.93)	(1.01)	(0.19)

Net Asset Value, End of Period	$9.88	$9.36	$7.72	$15.89	$15.35

Total Return (%)	7.04	21.96	(44.20)	10.20	16.26
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	1.11	1.10	1.11	1.20
Net ratio of expenses to average net assets (%) (b)	1.06	1.08	1.07	N/A	N/A
Ratio of net investment income to average net assets (%)	0.99	1.59	1.64	1.10	0.89
Portfolio turnover rate (%)	140	147	195	100	86
Net assets, end of period (in millions)	$36.47	$40.76	$37.30	$70.91	$73.18

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.

Baillie Gifford International Stock Portfolio

25

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Met/Dimensional International Small Company Portfolio

Class A and Class B Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Met/Dimensional International Small Company Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B
Management Fee	%	%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	%	%

Total Annual Portfolio Operating Expenses	%	%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

Principal Investment Strategies

Dimensional Fund Advisors LP (“Dimensional”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in securities of small companies. The Portfolio primarily invests in equity securities of non-US small companies in developed markets. Dimensional defines a company as small on a country- or region-specific basis, considering a company’s market capitalization relative to the size of other companies in the same country or region.

In selecting equity investments, Dimensional first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. Dimensional then determines the universe of eligible stocks by defining the maximum market capitalization of a small company in that country or region. This threshold will vary by country or region and over time within the same country or region due to market conditions. As of December 31, 2011, the maximum market capitalization of companies eligible for purchase by the Portfolio was approximately $     billion.

As of the date of this prospectus, the Investment Committee of Dimensional (further described in “Additional Information about Management—The Subadviser” in the Prospectus) has determined that the Portfolio may invest in the stocks of small companies associated with Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (collectively, the “Approved Markets”).

Dimensional will determine whether and when to invest in countries that have been authorized as Approved Markets, depending on a number of factors, such as asset growth in the Portfolio and the characteristics of each country’s markets. The Investment Committee may

3

designate other countries as Approved Markets for investment in the future or it may remove countries from the list of Approved Markets. In addition, the Portfolio may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.

The Portfolio invests in securities associated with Approved Markets listed on securities exchanges or traded in the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depositary Receipts, Global Depositary Receipts, American Depositary Receipts, or other types of depositary receipts (including non-voting depositary receipts) or may be listed on securities exchanges in more than one country.

The Portfolio also may use derivatives, such as futures contracts and options on futures contracts, to enhance return, for hedging purposes, to gain investment exposure or manage its liquidity. The Portfolio may enter into futures contracts on foreign or U.S. equity securities and indices. The Portfolio may also utilize currency-related transactions, such as forward foreign currency exchange contracts, for investment purposes, including to manage its foreign currency positions and in connection with the settlement of an investment.

Stock Selection

Market capitalization weighting is used to determine individual security weights and, where applicable, country or region weights. In market capitalization weighting, each security is generally purchased based on the issuer’s relative market capitalization. However, market capitalization weighting will be adjusted by Dimensional for a variety of factors. The Portfolio may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum proportion of the assets of the Portfolio. Additionally, Dimensional may consider other factors, including, without limitation, the free float of companies, momentum, trading strategies, liquidity management and other factors determined to be appropriate by Dimensional given market conditions. Dimensional may exclude the stock of a company that meets applicable market capitalization criteria if Dimensional determines that purchasing it would be inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Country or region weights may be based on the total market capitalization of companies within each country. However, the calculation of country or region targets may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the Portfolio. In addition, to seek a satisfactory level of diversification, the Investment Committee may limit or adjust the exposure to a particular country or region. Country weights may also deviate from Dimensional’s target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of certain countries will likely vary from their weighting in published international indices. Also, deviation from target weights may result from holding securities from countries that are no longer authorized for future investments by the Portfolio.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller

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companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		Since Inception		Inception Date
Class A		%		%	10-31-08
Class B		%		%	10-31-08
MSCI World ex-U.S. Small Cap Index (reflects no deduction for mutual fund fees or expenses)		%		%	—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Dimensional Fund Advisors LP (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadvisers” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    The Portfolio has been managed by a committee coordinated by Karen E. Umland since 2008 and by Stephen A. Clark, Joseph H. Chi, and Jed S. Fogdall since May 1, 2010. Ms. Umland and Mr. Clark are Senior Portfolio Managers and Messrs. Chi and Fogdall are Portfolio Managers. For additional

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information, please see “Additional Information about Management—The Advisers” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

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The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

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Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

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Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The MSCI World Ex-U.S. Small Cap Index is an unmanaged index that measures the performance of investable smaller foreign stocks not included in the MSCI World Index. The market capitalization range of these stocks will vary by country. The Index includes 23 developed markets, excluding the United States. The Index returns reflect the reinvestment of dividends net of applicable non-U.S. withholding taxes.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.85% for the first $100 million of the Portfolio’s average daily net assets and 0.80% for amounts over $100 million. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement

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with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

Dimensional Fund Advisors LP has been an investment adviser since 1981. As of December 31, 2011, Dimensional, along with its affiliated advisors, managed approximately $     billion in assets. Dimensional is located at 6300 Bee Cove Road, Building One, Austin, TX 76746.

Dimensional has entered into a consulting services agreement with Dimensional Fund Advisors Ltd (a U.K. company) and DFA Australia Limited to provide certain trading and administrative services to Dimensional.

The Portfolio is managed using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this Prospectus, the Investment Committee has seven members. Dimensional’s investment strategies for the Portfolio are set by the

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Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures employed by Dimensional and approves any changes in regards to authorized countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio, including running buy and sell programs, based on the parameters established by the Investment Committee. Since 2008, Karen E. Umland and since May 1, 2010, Stephen A. Clark, Joseph H. Chi and Jed S. Fogdall have coordinated the efforts of all other portfolio managers with respect to the day-to-day management of the Portfolio.

Ms. Umland is a Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Ms. Umland joined Dimensional in 1993 and has been responsible for the international equity portfolios since 1998.

Mr. Clark is a Senior Portfolio Manager and Vice President of Dimensional and chairman of the Investment Committee. Mr. Clark joined Dimensional in 2001 and has been responsible for the portfolio management group since January 2006.

Mr. Chi is a Portfolio Manager and Vice President of Dimensional and is a member of the Investment Committee. Mr. Chi joined Dimensional in 2005 and has been responsible for most of Dimensional’s international portfolios since 2010.

Mr. Fogdall is a Portfolio Manager and Vice President of Dimensional and is a member of the Investment Committee. Mr. Fogdall joined Dimensional in 2004 and has been responsible for most of Dimensional’s international portfolios since 2010.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions,

Met/Dimensional International Small Company Portfolio

15

including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt

Met/Dimensional International Small Company Portfolio

16

is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the

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beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing

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in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

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19

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have

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20

occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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21

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

Met/Dimensional International Small Company Portfolio

Selected Per Share Data
	Class A
	Year ended December 31,
	2010	2009		2008(a)
Net Asset Value, Beginning of Period	$14.54	$10.16		$10.00

Income (Loss) from Investment Operations
Net investment income	0.20 (b)	0.20	(b)	0.00	(b)(f)
Net realized and unrealized gain on investments	3.00	4.18		0.16

Total from investment operations	3.20	4.38		0.16

Less Distributions
Distributions from net investment income	(0.25)	0.00		0.00
Distributions from net realized capital gains	(0.81)	0.00		0.00

Total distributions	(1.06)	0.00		0.00

Net Asset Value, End of Period	$16.68	$14.54		$10.16

Total Return (%)	22.93	43.11		1.60	(d)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.00		1.26	(e)
Net ratio of expenses to average net assets (%) (c)	1.01	1.00		1.15	(e)
Ratio of net investment income to average net assets (%)	1.38	1.65		0.30	(e)
Portfolio turnover rate (%)	13	26		4	(e)
Net assets, end of period (in millions)	$697.01	$448.71		$351.47

Please see following page for Financial Highlights footnote legend.

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22

Met/Dimensional International Small Company Portfolio

	Class B
	Year ended December 31,
	2010	2009		2008(a)
Net Asset Value, Beginning of Period	$14.50	$10.16		$10.00

Income (Loss) from Investment Operations
Net investment income	0.16 (b)	0.11	(b)	0.00	(b)(f)
Net realized and unrealized gain on investments	2.98	4.23		0.16

Total from investment operations	3.14	4.34		0.16

Less Distributions
Distributions from net investment income	(0.21)	0.00		0.00
Distributions from net realized capital gains	(0.81)	0.00		0.00

Total distributions	(1.02)	0.00		0.00

Net Asset Value, End of Period	$16.62	$14.50		$10.16

Total Return (%)	22.59	42.72		1.60	(d)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.26	1.25		1.51	(e)
Net ratio of expenses to average net assets (%) (c)	1.26	1.25		1.40	(e)
Ratio of net investment income to average net assets (%)	1.12	0.81		0.52	(e)
Portfolio turnover rate (%)	13	26		4	(e)
Net assets, end of period (in millions)	$43.62	$20.76		$0.22

(a)	Commencement of operations was October 28, 2008.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Net investment income for the period was less than $0.01.

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23

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Morgan Stanley EAFE Index Portfolio

Class A, Class B, Class E and Class G Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Morgan Stanley EAFE Index Portfolio

PORTFOLIO SUMMARY:

Investment Objective

To equal the performance of the MSCI EAFE Index.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E	Class G
Management Fee	%	%	%	%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%	0.30%
Other Expenses	%	%	%	%
Acquired Fund Fees and Expenses	%	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%	%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E	Class G
1 Year	$	$	$	$
3 Years	$	$	$	$
5 Years	$	$	$	$
10 Years	$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was         % of the average value of its portfolio.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,000 securities of companies of varying capitalizations in developed countries outside the United States. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a selected stratified sample of the approximately 1,000 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will generally not exactly match the index because, among other things, the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of common stocks, and therefore does not have these expenses. As of December 31, 2011, the market capitalizations of companies in the MSCI EAFE Index ranged from $         million to $         billion. As of December 31, 2011, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the MSCI EAFE Index.

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio may invest in exchange traded funds and futures contracts based on the MSCI EAFE Index to simulate full investment in the index while retaining liquidity, to facilitate trading or to reduce transaction costs. MLIAC may rebalance the Portfolio due to, among other things, cash flows into and out of the Portfolio or changes in the MSCI EAFE Index.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Passive Management Risk.    In attempting to replicate the returns of an index, the Portfolio may be more susceptible to risks because it generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.

Derivatives Risk.    The Portfolio may invest in derivatives. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. MLIAC was organized on October 3, 2006 to succeed to certain

Morgan Stanley EAFE Index Portfolio

4

parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	%	%	%	—	—
Class B	%	%	%	—	—
Class E	%	%	%	—	—
Class G	%	N/A	N/A	%	4-28-09
MSCI EAFE Index (reflects no deduction for mutual fund fees or expenses)%		%	%	—	—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    MetLife Investment Advisors Company, LLC (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Stacey Lituchy, Norman Hu and Mirsad Usejnoski are the managers of the Portfolio. Ms. Lituchy has been the senior manager of the Portfolio since 2004. Mr. Hu has been a manager of the Portfolio since 2003. Mr. Usejnoski has been a manager of the Portfolio since 2004. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B, Class E and Class G shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

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Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Passive Management Risk

A Portfolio that attempts to replicate the returns of an index may be more susceptible to risks than an actively managed portfolio because a passively managed portfolio generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.

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Derivatives Risk

The Portfolio may invest in derivatives. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Investment Company and Exchange Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

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Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More

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detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Index Description

The Morgan Stanley Capital International Europe, Australia, Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Index returns reflect the reinvestment of dividends net of applicable non-U.S. withholding taxes.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $         billion as of December 31, 2011.

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As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.30% of the Portfolio’s average daily net assets. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

Contractual Fee Waiver

MetLife Advisers, LLC has contractually agreed, for the period May 1, 2012 through April 30, 2013, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.30% for the first $500 million of the Portfolio’s average daily net assets, 0.295% for the next $500 million, 0.29% for the next $1 billion and 0.285% for amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2013, only with the approval of the Board of Directors of the Portfolio.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

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MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

Metlife Investment Advisors Company, LLC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2011, MLIAC managed approximately $         billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2004. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may

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vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

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Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

Morgan Stanley EAFE Index Portfolio

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If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may

Morgan Stanley EAFE Index Portfolio

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be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values

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its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

Index Information

Morgan Stanley (the “index sponsor” ) sponsors the MSCI EAFE Index. The index sponsor has no responsibility for and does not participate in the management of Portfolio assets or sale of Portfolio shares. The index and its associated trademarks and service marks are the exclusive property of the index sponsor. The SAI contains a more detailed description of the limited relationship the index sponsor has with Metropolitan Life Insurance Company and the Fund.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

Morgan Stanley EAFE Index Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.34	$9.36	$17.19	$16.00	$12.95

Income (Loss) From Investment Operations
Net investment income	0.28 (a)	0.28 (a)	0.46 (a)	0.46 (a)	0.35 (a)
Net realized and unrealized gain (loss) on investments	0.63	2.20	(7.31)	1.26	2.95

Total from investment operations	0.91	2.48	(6.85)	1.72	3.30

Less Distributions
Distributions from net investment income	(0.30)	(0.43)	(0.41)	(0.35)	(0.25)
Distributions from net realized capital gains	0.00	(0.07)	(0.57)	(0.18)	0.00

Total distributions	(0.30)	(0.50)	(0.98)	(0.53)	(0.25)

Net Asset Value, End of Period	$11.95	$11.34	$9.36	$17.19	$16.00

Total Return (%)	8.19	28.67	(42.08)	10.82	25.72
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.41	0.44	0.42	0.41	0.50
Net ratio of expenses to average net assets (%) (b)	0.40	0.43	0.41	0.41	0.49
Ratio of net investment income to average net assets (%)	2.59	2.87	3.44	2.69	2.46
Portfolio turnover rate (%)	11	13	15	24	18
Net assets, end of period (in millions)	$332.68	$334.62	$269.72	$511.80	$320.85

Please see end of Financial Highlights for footnote legend.

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Morgan Stanley EAFE Index Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.16	$9.21	$16.92	$15.76	$12.76

Income (Loss) From Investment Operations
Net investment income	0.25 (a)	0.25 (a)	0.42 (a)	0.41 (a)	0.31 (a)
Net realized and unrealized gain (loss) on investments	0.62	2.16	(7.19)	1.23	2.91

Total from investment operations	0.87	2.41	(6.77)	1.64	3.22

Less Distributions
Distributions from net investment income	(0.28)	(0.39)	(0.37)	(0.30)	(0.22)
Distributions from net realized capital gains	0.00	(0.07)	(0.57)	(0.18)	0.00

Total distributions	(0.28)	(0.46)	(0.94)	(0.48)	(0.22)

Net Asset Value, End of Period	$11.75	$11.16	$9.21	$16.92	$15.76

Total Return (%)	7.91	28.29	(42.20)	10.52	25.45
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.69	0.67	0.66	0.75
Net ratio of expenses to average net assets (%) (b)	0.65	0.68	0.66	0.66	0.74
Ratio of net investment income to average net assets (%)	2.32	2.60	3.21	2.46	2.18
Portfolio turnover rate (%)	11	13	15	24	18
Net assets, end of period (in millions)	$339.04	$280.23	$196.04	$297.90	$231.04

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.29	$9.31	$17.11	$15.93	$12.90

Income (Loss) From Investment Operations
Net investment income	0.27 (a)	0.27 (a)	0.44 (a)	0.43 (a)	0.33 (a)
Net realized and unrealized gain (loss) on investments	0.62	2.19	(7.28)	1.25	2.94

Total from investment operations	0.89	2.46	(6.84)	1.68	3.27

Less Distributions
Distributions from net investment income	(0.29)	(0.41)	(0.39)	(0.32)	(0.24)
Distributions from net realized capital gains	0.00	(0.07)	(0.57)	(0.18)	0.00

Total distributions	(0.29)	(0.48)	(0.96)	(0.50)	(0.24)

Net Asset Value, End of Period	$11.89	$11.29	$9.31	$17.11	$15.93

Total Return (%)	8.00	28.51	(42.16)	10.58	25.60
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.59	0.57	0.56	0.65
Net ratio of expenses to average net assets (%) (b)	0.55	0.58	0.56	0.56	0.64
Ratio of net investment income to average net assets (%)	2.45	2.77	3.31	2.57	2.32
Portfolio turnover rate (%)	11	13	15	24	18
Net assets, end of period (in millions)	$47.87	$50.77	$45.70	$84.40	$82.84

Please see end of Financial Highlights for footnote legend.

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Morgan Stanley EAFE Index Portfolio

	Class G
	Year ended December 31,
	2010	2009(c)
Net Asset Value, Beginning of Period	$11.12	$7.93

Income (Loss) From Investment Operations
Net investment income	0.23 (a)	0.10	(a)
Net realized and unrealized gain on investments	0.62	3.09

Total from investment operations	0.85	3.19

Less Distributions
Distributions from net investment income	(0.27)	0.00

Total distributions	(0.27)	0.00

Net Asset Value, End of Period	$11.70	$11.12

Total Return (%)	7.76	40.23	(d)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.74	(e)
Net ratio of expenses to average net assets (%) (b)	0.70	0.73	(e)
Ratio of net investment income to average net assets (%)	2.16	1.32	(e)
Portfolio turnover rate (%)	11	13
Net assets, end of period (in millions)	$45.22	$12.60

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Oppenheimer Global Equity Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Oppenheimer Global Equity Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Capital appreciation.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	%	%	%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was         % of the average value of its portfolio.

Principal Investment Strategies

OppenheimerFunds, Inc. (“Oppenheimer”), subadviser to the Portfolio, invests under normal circumstances at least 80% of the Portfolio’s assets in equity securities (primarily common stock) of U.S. and foreign-based companies. Equity securities also include preferred stocks and securities convertible into common or preferred stocks. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically, the Portfolio invests in a number of different countries.

The Portfolio may also invest in derivatives, forward commitments, and when-issued and delayed delivery securities.

Stock Selection

In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S. companies with high growth potential. Oppenheimer uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and industry position. Oppenheimer evaluates factors affecting particular industries, market trends and general economic conditions.

Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad

3

portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Growth oriented companies.

•	Companies that stand to benefit from global growth trends at attractive valuations.

•	Companies with strong competitive positions and high demand for their products or services.

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.

Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceed repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid

Oppenheimer Global Equity Portfolio

4

and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On May 1, 2005, the Portfolio changed its subadviser from Deutsche Investment Management Americas, Inc. to Oppenheimer, and the Portfolio also changed its investment objective and principal investment strategies. Performance information set forth below includes results prior to these changes.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	%	%	%	—	—
Class B	%	%	N/A	%	4-26-04
Class E	%	%	%	—	—
MSCI World Index (reflects no deduction for mutual fund fees or expenses)%		%	%	—	—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    OppenheimerFunds, Inc. (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Rajeev Bhaman has managed the Portfolio since 2005. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Oppenheimer Global Equity Portfolio

5

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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6

UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

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Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

Emerging Markets Risk

Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries.

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The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also

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employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The

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value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk

Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities also may subject the Portfolio to leveraging risk.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities

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issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply

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at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash

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while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed markets. The Index returns reflect the reinvestment of dividends net of applicable non-U.S. withholding taxes.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $         billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.90% for the first $50 million of the Portfolio’s average daily net assets, 0.55% for the next $50 million, 0.50% for the next $400 million, and 0.475% for amounts over $500 million. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which

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the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

OppenheimerFunds, Inc. has operated as an investment advisor since January 1960. Oppenheimer and its subsidiaries and controlled affiliates had more than $         billion in assets under management as of December 31, 2011. Oppenheimer is located at Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008.

Rajeev Bhaman has managed the Portfolio since 2005. Mr. Bhaman has been with Oppenheimer since 1996. He is a Senior Vice President of Oppenheimer and a Portfolio Manager of various Oppenheimer funds.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any

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specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

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Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

Oppenheimer Global Equity Portfolio

19

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may

Oppenheimer Global Equity Portfolio

20

be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values

Oppenheimer Global Equity Portfolio

21

its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

Oppenheimer Global Equity Portfolio

22

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

Oppenheimer Global Equity Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.48	$9.90	$17.50	$16.86	$15.11

Income (Loss) From Investment Operations
Net investment income	0.20 (a)	0.19 (a)	0.30 (a)	0.21 (a)	0.21 (a)
Net realized and unrealized gain (loss) on investments	1.97	3.68	(7.06)	0.89	2.26

Total from investment operations	2.17	3.87	(6.76)	1.10	2.47

Less Distributions
Distributions from net investment income	(0.21)	(0.29)	(0.31)	(0.20)	(0.41)
Distributions from net realized capital gains	0.00	0.00	(0.53)	(0.26)	(0.31)

Total distributions	(0.21)	(0.29)	(0.84)	(0.46)	(0.72)

Net Asset Value, End of Period	$15.44	$13.48	$9.90	$17.50	$16.86

Total Return (%)	16.23	40.31	(40.37)	6.49	16.59
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.61	0.64	0.61	0.61	0.66
Ratio of net investment income to average net assets (%)	1.45	1.68	2.16	1.19	1.37
Portfolio turnover rate (%)	18	14	20	17	73
Net assets, end of period (in millions)	$458.83	$451.64	$349.03	$653.91	$648.02

Please see following page for Financial Highlights footnote legend.

Oppenheimer Global Equity Portfolio

23

Oppenheimer Global Equity Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.42	$9.86	$17.44	$16.81	$15.06

Income (Loss) From Investment Operations
Net investment income	0.16 (a)	0.16 (a)	0.26 (a)	0.16 (a)	0.17 (a)
Net realized and unrealized gain (loss) on investments	1.96	3.66	(7.04)	0.89	2.25

Total from investment operations	2.12	3.82	(6.78)	1.05	2.42

Less Distributions
Distributions from net investment income	(0.18)	(0.26)	(0.27)	(0.16)	(0.36)
Distributions from net realized capital gains	0.00	0.00	(0.53)	(0.26)	(0.31)

Total distributions	(0.18)	(0.26)	(0.80)	(0.42)	(0.67)

Net Asset Value, End of Period	$15.36	$13.42	$9.86	$17.44	$16.81

Total Return (%)	15.93	39.80	(40.56)	6.26	16.35
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.86	0.89	0.86	0.86	0.91
Ratio of net investment income to average net assets (%)	1.19	1.42	1.91	0.94	1.09
Portfolio turnover rate (%)	18	14	20	17	73
Net assets, end of period (in millions)	$265.48	$225.88	$166.05	$285.12	$260.54

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.43	$9.86	$17.44	$16.81	$15.06

Income (Loss) From Investment Operations
Net investment income	0.18 (a)	0.17 (a)	0.28 (a)	0.18 (a)	0.18 (a)
Net realized and unrealized gain (loss) on Investments	1.96	3.67	(7.05)	0.88	2.27

Total from investment operations	2.14	3.84	(6.77)	1.06	2.45

Less Distributions
Distributions from net Investment income	(0.19)	(0.27)	(0.28)	(0.17)	(0.39)
Distributions from net realized capital gains	0.00	0.00	(0.53)	(0.26)	(0.31)

Total distributions	(0.19)	(0.27)	(0.81)	(0.43)	(0.70)

Net Asset Value, End of Period	$15.38	$13.43	$9.86	$17.44	$16.81

Total Return (%)	16.08	40.07	(40.49)	6.31	16.51
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	0.79	0.76	0.76	0.81
Ratio of net investment income to average net assets (%)	1.30	1.54	2.01	1.04	1.13
Portfolio turnover rate (%)	18	14	20	17	73
Net assets, end of period (in millions)	$14.60	$14.48	$11.16	$24.79	$24.31

(a)	Per share amount is based on average shares outstanding during the period.

Oppenheimer Global Equity Portfolio

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Van Eck Global Natural Resources Portfolio

Class A and Class B Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Van Eck Global Natural Resources Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Long-term capital appreciation with income as a secondary consideration.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B
Management Fee	%	%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	%	%
Acquired Fund Fees and Expenses	%	%

Total Annual Portfolio Operating Expenses	%	%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

Principal Investment Strategies

Van Eck Associates Corporation (“Van Eck”), subadviser to the Portfolio, invests under normal conditions at least 80% of the Portfolio’s net assets in securities of natural resource companies and in instruments that derive their value from natural resources. For purposes of this Portfolio, “natural resources” include, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and commodities. Van Eck will consider a company to be a “natural resource company” if it derives, directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to natural resources. The Portfolio is a “non-diversified” fund, which means that it may invest in fewer issuers than a “diversified” fund.

The Portfolio’s investments may include, but not be limited to, common stocks, preferred stocks (including convertible preferred stocks), rights, direct equity interests in trusts, partnerships, convertible debt instruments, and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. The Portfolio may invest in securities of any capitalization range.

The Portfolio may invest without limitation in any one natural resource sector and is not required to invest any portion of its assets in any one natural resource sector. The Portfolio may invest in securities of companies located anywhere in the world, including the U.S. However, there is no limit on the amount the Portfolio may invest in any one country, including emerging markets.

The Portfolio may use derivative instruments, such as structured notes, commodity-linked notes, futures,

3

options and swap agreements, to gain or hedge exposure to natural resources, natural resource companies and other assets. The Portfolio may enter into foreign currency transactions to attempt to moderate the effect of currency fluctuations. Generally, the Portfolio will limit the aggregate value of its exposure to derivative investments to 5% of the Portfolio’s net assets measured at the time of investment. Forward currency contracts, however, are not subject to this 5% limit. During certain limited periods, including, for example, when the Portfolio receives substantial net subscriptions, the Portfolio may exceed temporarily the 5% limit on derivative investments to maintain the Portfolio’s investment exposure to, among other assets, natural resource companies and instruments that derive their value from natural resources. When the Portfolio exceeds temporarily the 5% limit on derivative investments, the Portfolio will limit the aggregate value of its exposure to derivative investments to 100% of the Portfolio’s net assets measured at the time of investment.

The Portfolio may also invest up to 20% of its net assets in securities issued by other investment companies, including exchange traded funds (“ETFs”). The Portfolio may also invest in money market funds, but these investments are not subject to this limitation. The Portfolio may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

Stock Selection

Utilizing qualitative and quantitative measures, the Portfolio’s investment management team selects equity securities of companies that it believes represent value opportunities and/or that have growth potential. Candidates for the Portfolio are evaluated based on their relative desirability using a wide range of criteria and are regularly reviewed to ensure that they continue to offer absolute and relative desirability.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Natural Resource Risk.    The Portfolio may invest in natural resources, including, without limitation, energy (including gas and petroleum), precious metals (including gold) and forest and agricultural products. Natural resource prices can swing sharply in response to, among other things, cyclical economic conditions, political events or the monetary policies of various countries.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.

Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceed repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Non-diversification Risk.    Because the Portfolio invests in a small number of issuers, its value will be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issuers than would be the value of a portfolio that invests in a larger number of issuers.

Van Eck Global Natural Resources Portfolio

4

Focused Investment Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Van Eck Global Natural Resources Portfolio

5

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		Since Inception		Inception Date
Class A		%		%	10-31-08
Class B		%		%	4-28-09
S&P North American Natural Resources Sector Index (reflects no deduction for mutual fund fees or expenses)		%		%*	—

*	Index performance is from 10-31-08.

For information on Van Eck Associates Corporation’s prior experience with a comparable fund, please see “Additional Information about Management—The Subadviser” in this Prospectus.

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Van Eck Associates Corporation (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Charles Cameron and Shawn Reynolds have been Co-Portfolio Managers of the Portfolio since 2010. Messrs. Cameron and Reynolds have been members of Van Eck’s investment team since 1995 and 2005, respectively. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Natural Resources Risk

The Portfolio may invest in natural resources, including, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and commodities. Natural resource prices can swing sharply in response to cyclical economic

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conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in a limited number of natural-resource-producing countries may have a direct effect on the commercialization of natural resources, and consequently, on their prices. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia.

Substantially all the natural resource companies in which the Portfolio may invest could be located in foreign countries, including emerging markets, and may be small capitalization companies. The Portfolio also incurs storage costs for bullion and coins.

The Portfolio’s ability to invest directly in natural resources, precious metals and commodities, in financial instruments with respect to such assets, and in certain ETFs and other pooled investment vehicles investing in such assets or in instruments related to such assets, will be significantly limited by the requirement that at least 90% of the Portfolio’s gross income must consist of certain types of “qualifying income” in order to enable the Portfolio to qualify for federal tax purposes as a “regulated investment company.” Thus, the Portfolio may be required, for example, to hold certain investments that it would rather sell, or to sell other securities when it would rather hold them – both may cause investment losses or lost opportunities for profit.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in

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the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

Emerging Markets Risk

Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries.

The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Non-diversification Risk

The Portfolio is non-diversified which means it can invest its assets in a small number of issuers. As a result, the Portfolio’s value will be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issuers than would be the value of a portfolio that invests in a larger number of issuers.

Focused Investment Risk

A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector

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generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

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Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Investment Company and Exchange Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an

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investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

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Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Real Estate Risk

Many of the companies in which the Portfolio may invest own substantial amounts of or have substantial exposure to real estate and real-estate related investments, including undeveloped land, timber land, and land for resource exploration. A particular company’s exposure to real estate may be focused in a specific country or region. Accordingly, investments in those companies may be adversely affected by a general decline in real estate values generally or in the relevant region in which the Portfolio invests.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio

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will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The S&P North American Natural Resources Sector Index is calculated with dividends reinvested. The Index includes companies related to, among other things, mining, energy, paper and forest products, and plantations.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.80% for the first $250 million of the Portfolio’s average daily net assets, 0.775% for the

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next $750 million and 0.75% for amounts over $1 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

Van Eck Associates Corporation is the subadviser to the Portfolio and makes the day-to-day investment decisions for the Portfolio. Van Eck has been an investment adviser since 1955. John C. van Eck and members of his immediate family own 100% of the company’s voting stock. As of December 31, 2011, Van Eck’s assets under management were approximately $     billion. Van Eck is located at 335 Madison Avenue, New York, NY 10017.

Charles Cameron and Shawn Reynolds have been Co-Portfolio Managers of the Portfolio since 2010. Messrs. Cameron and Reynolds have been members of Van Eck’s investment team since 1995 and 2005, respectively.

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Prior Experience with a Comparable Fund

The performance information below compares the performance of Initial Class shares of Van Eck VIP Global Hard Assets Fund (formerly, Worldwide Hard Assets Fund) (“VIP Hard Assets”) to the performance of a relevant broad-based market index. VIP Hard Assets is a mutual fund that has substantially the same investment objective as the Portfolio and that has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. VIP Hard Assets is managed by the same management team that subadvises the Portfolio but is not advised by MetLife Advisers. The performance information for VIP Hard Assets has been furnished by Van Eck to illustrate the past performance of Van Eck in managing a fund with substantially similar investment strategies and policies as compared to a specified market index. The performance of VIP Hard Assets reflects the operating expenses of VIP Hard Assets. As of December 31, 2011, the total operating expense ratio of VIP Hard Assets Initial Class shares was     % of net assets.

The performance information presented does not represent the Portfolio’s performance and should not be considered a substitute for the Portfolio’s performance or a prediction of future performance of the Portfolio. The Portfolio’s performance may be higher or lower than the performance of VIP Hard Assets shown below. The performance of VIP Hard Assets below assumes the reinvestment of all distributions and does not reflect additional fees charged by Separate Accounts or variable insurance or annuity contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

	Average Annual Total Returns for Periods Ended December 31, 2010
	Past One Year		Past Five Years		Past Ten Years
Van Eck VIP Global Hard Assets Fund—Initial Class	29.23	%*	14.70	%*	16.76	%*
S&P North American Natural Resources Sector Index (reflects no deduction for mutual fund fees or expenses)	23.88	%*	8.98	%*	9.94	%*

*	During the ten-year period ended December 31, 2010, natural resource investments performed more favorably than they have over various other periods, including over periods longer than the period for which performance is shown. Accordingly, natural resource investments may be unlikely to continue performing in a similar manner and the Portfolio may be unable to replicate the performance data shown.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no

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voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Van Eck Global Natural Resources Portfolio

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Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

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The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

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If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may

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be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values

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its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

Van Eck Global Natural Resources Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$15.05	$9.71	$10.00

Income (Loss) From Investment Operations
Net investment income	0.01 (b)	0.01 (b)	0.02	(b)
Net realized and unrealized gain (loss) on investments	4.19	5.34	(0.31)

Total from investment operations	4.20	5.35	(0.29)

Less Distributions
Distributions from net investment income	(0.08)	(0.01)	0.00
Distributions from net realized capital gains	(1.11)	0.00	0.00

Total distributions	(1.19)	(0.01)	0.00

Net Asset Value, End of Period	$18.06	$15.05	$9.71

Total Return (%)	29.39	55.19	(2.90	)(d)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.85	1.09	(e)
Net ratio of expenses to average net assets (%) (c)	0.84	0.85	1.00	(e)
Ratio of net investment income to average net assets (%)	0.10	0.07	1.07	(e)
Portfolio turnover rate (%)	72	101	125	(e)
Net assets, end of period (in millions)	$575.60	$426.43	$249.73

Please see following page for Financial Highlights footnote legend.

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Van Eck Global Natural Resources Portfolio

	Class B
	Year ended December 31,
	2010		2009(a)
Net Asset Value, Beginning of Period	$15.03		$10.61

Income (Loss) From Investment Operations
Net investment loss	(0.01	)(b)	(0.04	)(b)
Net realized and unrealized gain on investments	4.15		4.46

Total from investment operations	4.14		4.42

Less Distributions
Distributions from net investment income	(0.05)		0.00
Distributions from net realized capital gains	(1.11)		0.00

Total distributions	(1.16)		0.00

Net Asset Value, End of Period	$18.01		$15.03

Total Return (%)	29.02		41.66	(d)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09		1.10	(e)
Net ratio of expenses to average net assets (%) (c)	1.09		1.10	(e)
Ratio of net investment loss to average net assets (%)	(0.09)		(0.47	)(e)
Portfolio turnover rate (%)	72		101
Net assets, end of period (in millions)	$107.97		$24.85

(a)	Commencement of operations was October 31, 2008 and April 28, 2009 for Classes A and B, respectively.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

BlackRock Diversified Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

BlackRock Diversified Portfolio

PORTFOLIO SUMMARY:

Investment Objective

High total return while attempting to limit investment risk and preserve capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	%	%	%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was         % of the average value of its portfolio.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal circumstances, invests the Portfolio’s assets in equity securities of primarily large cap, U.S. companies and fixed-income securities. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each type of security.

The Portfolio’s fixed-income investments may include investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in private placement transactions.

The fixed income portion of the Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% of its total assets in emerging markets), provided that the fixed income portion of the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

The Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks and other securities attached to high yield bonds or other fixed-income securities.

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The Portfolio may invest in derivatives to obtain investment exposure, enhance return, or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. The Portfolio may use such derivatives as options, options on futures contracts, currency-related derivatives, swaps, and inverse floaters for these purposes. These instruments may be used for any investment purpose, including, for example, in an attempt to adjust the Portfolio’s duration or to lower its exposure to certain risks (e.g., changes in interest rates or fluctuations in the values of foreign currencies).

The Portfolio may also invest in structured securities, mortgage dollar rolls, investment companies, exchange traded funds, forward commitments and when-issued and delayed delivery securities, and may engage in short sale transactions.

Investment Selection

Equity Securities.    The equity portion of the Portfolio uses an investment approach that blends growth (investing in equity securities that BlackRock believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what BlackRock believes to be their worth). BlackRock uses both quantitative and fundamental analysis to look for companies with strong earnings growth, earnings quality and attractive valuations.

Fixed-income Securities.    In selecting fixed-income securities, BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s fixed-income investments among bond market sectors based upon its evaluation of the relative price and yield attractiveness of the various sectors.

BlackRock monitors and adjusts the investments of the Portfolio’s fixed-income portion to try to maintain a duration generally within 1½ years of the duration of the Barclay’s Capital U.S. Aggregate Bond Index. As of December 31, 2011, the duration of this index was      years.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by

BlackRock Diversified Portfolio

4

other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for more highly rated debt securities.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Mortgage Dollar Roll Transactions Risk.    Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio may incur higher expenses due to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Short Sale and Short Position Risk.    The Portfolio will incur a loss from a short sale or short position if the

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value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio entered into the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses, and short positions also may involve credit and counterparty risk. A Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		10 Years		Since Inception		Inception Date
Class A		%		%		%	—		—
Class B		%		%	N/A			%	4-26-04
Class E		%		%		%	—		—
Russell 1000 Index		%		%		%	—		—
Barclays Capital U.S. Aggregate Bond Index		%		%		%	—		—
Blended Index (60% Russell 1000 Index & 40% Barclays Capital U.S. Aggregate Bond Index)		%		%		%	—		—
(Indices reflect no deduction for mutual fund fees or expenses.)

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    BlackRock Advisors, LLC (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Rick Rieder, Bob Miller, Matthew Marra and Eric Pellicciaro have managed the fixed income portion of the Portfolio since 2010, 2011, 2007 and 2010, respectively. They are jointly and primarily responsible for the day-to-day management of the fixed income portion of the Portfolio. The equity portion of the Portfolio is managed by a team led by Robert C. Doll, Jr., Daniel Hanson and Peter Stournaras. They are jointly and primarily responsible for the day-to-day management of the equity portion of the Portfolio. Messrs. Doll, Hanson and Stournaras have been

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managers of the Portfolio since 2006, 2009 and 2010, respectively. Philip J. Green is responsible for the asset allocation of the Portfolio. He has been a manager of the Portfolio since 2009. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets

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backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of

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pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

High Yield Debt Security Risk

High yield debt securities, or “junk bonds,” are securities which are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.

A Portfolio that invests in high yield debt securities that are rated C or below, or “distressed securities,” will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation

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of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

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Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Investment Company and Exchange Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Mortgage Dollar Roll Transactions Risk

Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price. In addition, the Portfolio may incur higher expenses if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to leveraging risk.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk

Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the securities are actually issued or

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delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities also may subject the Portfolio to leveraging risk.

Short Sale and Short Position Risk

A Portfolio may sell short shares of a security when it continues to hold other shares of that same security or when it holds other securities convertible or exchangeable into the securities sold short, or a Portfolio may sell short securities it does not own. The Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. A Portfolio may enter into a short sale or short position with respect to a security or reference instrument, in the case of a short position, when it expects the value of the security or reference instrument to decline. The Portfolio will incur a loss if the value of the security sold short or the reference instrument increases after the time the Portfolio entered into the short sale or short position. This loss may be equal to the increase in the value of the security sold short or the reference instrument from the time that the short sale or short position was opened plus any transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses, and short positions also may involve credit and counterparty risk, such as the risk that the third party to the short position may fail to honor its contractual obligations to the Portfolio, causing a loss to the Portfolio. A Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. In addition, the Portfolio’s short sales and/or short positions may limit its ability to benefit fully from increases in the relevant securities markets. If the Portfolio borrows the securities that it sells short, the Portfolio is generally obligated to return the security to the lender at a later date and pay the lender of the security fees and any dividends or interest that accrue on the security during the period of the loan.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

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Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

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Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index which is a broad measure of the taxable bonds in the U.S. markets, with maturities of at least one year.

The Blended Index is a composite index computed by MetLife Advisers, consisting of 60% Russell 1000 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either

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as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stock holder and a majority of independent directors. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., and Barclays Bank PLC hold economic stakes in BlackRock, Inc. BlackRock, Inc. and its global subsidiaries provide investment management and risk management services and had assets under management totaling approximately $     trillion as of December 31, 2011. BlackRock, Inc. is located at 55 East 52nd Street, New York, New York 10055.

Rick Rieder, Bob Miller, Matthew Marra and Eric Pellicciaro are jointly and primarily responsible for the day-to-day management of the fixed income portion of the Portfolio. Messrs. Rieder, Miller, Marra and Pellicciaro are members of BlackRock’s Fundamental Fixed Income Portfolio Management Group (the “Group”), which leverages the individual expertise of the Group’s members. As part of the portfolio management process for the fixed income portion of the Portfolio, the Group uses BlackRock’s risk management analytics to regularly evaluate the fixed income composition of the Portfolio.

Mr. Rieder, a manager of the Portfolio since 2010, has been Chief Investment Officer of Fixed Income, Fundamental Portfolios, and Head of the Corporate Credit Group and the Multi-Sector and Mortgages Group since 2010 and a Managing Director of BlackRock since 2009. He was President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009. He worked at Lehman Brothers from 1987 to 2008, most recently as Head of the Global Principal Strategies Team and Credit Businesses.

Mr. Miller, a manager of the Portfolio since 2011, has been a Managing Director of BlackRock since 2011. He was Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009. He was Managing Director of Bank of America from 1999 to 2007.

Mr. Marra, a manager of the Portfolio since 2007, has been a Managing Director of BlackRock since 2006 and a member of the Group since 1997.

Mr. Pellicciaro, a manager of the Portfolio since 2010, has been a Managing Director of BlackRock since 2005 and Head of the Global Rates Investment Team within the Group since 2009.

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The equity portion of the Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The lead members of this team are Robert C. Doll, Jr., CPA, CFA, Daniel Hanson, CFA, and Peter Stournaras, CFA. Messrs. Doll, Hanson and Stournaras are jointly and primarily responsible for the day-to-day management of the equity portion of the Portfolio.

Mr. Doll, the senior portfolio manager, has been a manager of the Portfolio since 2006 and Senior Managing Director and Chief Equity Strategist of BlackRock, Inc. since 2010. He was Vice Chairman and Global Chief Investment Officer for Equities of BlackRock, Inc. from 2006 to 2010; President and Chief Investment Officer of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P. from 2001 to 2006; and President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Mr. Hanson, a manager of the Portfolio since 2009, has been a Managing Director of BlackRock, Inc. since 2009. He was Director of BlackRock, Inc. from 2006 to 2008; Vice President of BlackRock, Inc. in 2006; and Vice President of MLIM from 2003 to 2006.

Mr. Stournaras, a manager of the Portfolio since 2010, has been a Managing Director of BlackRock since 2010. He was a Director at Northern Trust Company from 2006 to 2010; a Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; and a Director at Citigroup Asset Management from 1998 to 2005.

Philip J. Green, a manager of the Portfolio since 2009, is a Managing Director of BlackRock and is responsible for the asset allocation of the Portfolio. Mr. Green is a member of BlackRock’s Multi-Asset Client Solutions (“BMACS”) group, which is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. Mr. Green is a member of the asset allocation and research group and the BMACS management team. Mr. Green joined BlackRock following BlackRock’s merger with MLIM in 2006. He was a Managing Director of MLIM from 1999 until he joined BlackRock.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”).

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MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with

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respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D,

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Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

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If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may

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be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S.

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markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

BlackRock Diversified Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.61	$13.18	$18.18	$17.61	$16.33

Income (Loss) From Investment Operations
Net investment income	0.33 (a)	0.35 (a)	0.49 (a)	0.41 (a)	0.46
Net realized and unrealized gain (loss) on investments	1.06	1.78	(4.87)	0.62	1.23

Total from investment operations	1.39	2.13	(4.38)	1.03	1.69

Less Distributions
Distributions from net investment income	(0.28)	(0.70)	(0.45)	(0.46)	(0.41)
Distributions from net realized capital gains	0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.28)	(0.70)	(0.62)	(0.46)	(0.41)

Net Asset Value, End of Period	$15.72	$14.61	$13.18	$18.18	$17.61

Total Return (%)	9.65	17.30	(24.79)	5.90	10.53
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.50	0.52	0.49	0.50	0.52
Ratio of net investment income to average net assets (%)	2.21	2.67	3.15	2.32	2.46
Portfolio turnover rate (%)	1,014	611	501	372	265
Net assets, end of period (in millions)	$1,216.19	$1,256.90	$1,058.18	$1,688.04	$1,622.05

Please see following page for Financial Highlights footnote legend.

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BlackRock Diversified Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.55	$13.11	$18.08	$17.52	$16.25

Income (Loss) From Investment Operations
Net investment income	0.29 (a)	0.32 (a)	0.45 (a)	0.37 (a)	0.34
Net realized and unrealized gain (loss) on investments	1.06	1.77	(4.85)	0.61	1.30

Total from investment operations	1.35	2.09	(4.40)	0.98	1.64

Less Distributions
Distributions from net investment income	(0.25)	(0.65)	(0.40)	(0.42)	(0.37)
Distributions from net realized capital gains	0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.25)	(0.65)	(0.57)	(0.42)	(0.37)

Net Asset Value, End of Period	$15.65	$14.55	$13.11	$18.08	$17.52

Total Return (%)	9.31	17.00	(24.96)	5.62	10.25
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	0.77	0.74	0.75	0.77
Ratio of net investment income to average net assets (%)	1.97	2.42	2.94	2.07	2.22
Portfolio turnover rate (%)	1,014	611	501	372	265
Net assets, end of period (in millions)	$72.41	$70.41	$59.98	$75.11	$57.97

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.59	$13.15	$18.13	$17.57	$16.30

Income (Loss) From Investment Operations
Net investment income	0.31 (a)	0.34 (a)	0.47 (a)	0.39 (a)	0.40
Net realized and unrealized gain (loss) on investments	1.06	1.77	(4.86)	0.61	1.25

Total from investment operations	1.37	2.11	(4.39)	1.00	1.65

Less Distributions
Distributions from net investment income	(0.26)	(0.67)	(0.42)	(0.44)	(0.38)
Distributions from net realized capital gains	0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.26)	(0.67)	(0.59)	(0.44)	(0.38)

Net Asset Value, End of Period	$15.70	$14.59	$13.15	$18.13	$17.57

Total Return (%)	9.45	17.14	(24.87)	5.71	10.33
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.65	0.67	0.64	0.65	0.67
Ratio of net investment income to average net assets (%)	2.06	2.54	2.99	2.16	2.31
Portfolio turnover rate (%)	1,014	611	501	372	265
Net assets, end of period (in millions)	$40.85	$44.44	$43.57	$71.83	$76.12

(a)	Per share amount is based on average shares outstanding during the period.

BlackRock Diversified Portfolio

29

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

MFS® Total Return Portfolio

Class A, Class B, Class E and Class F Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

MFS® Total Return Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Favorable total return through investment in a diversified portfolio.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E	Class F
Management Fee	%	%	%	%
Distribution and Service (12b-1 Fees)	None	0.25%	0.15%	0.20%
Other Expenses	%	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%	%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E	Class F
1 Year	$	$	$	$
3 Years	$	$	$	$
5 Years	$	$	$	$
10 Years	$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in a combination of equity and fixed income securities.

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, under normal circumstances seeks to invest between 40% and 75% of the Portfolio’s net assets in equity securities, including common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for equity securities, and at least 25% of the Portfolio’s net assets in fixed-income senior securities.

The fixed-income senior securities in which the Portfolio may invest include, but are not limited to, corporate bonds, U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities), foreign government securities, mortgage-backed securities, asset-backed securities, inflation-adjusted bonds and high yield debt instruments. Generally, substantially all of the Portfolio’s investments in debt instruments are rated investment grade.

MFS focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (“value” companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

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Consistent with the principal investment strategies above, the Portfolio may invest up to 25% of its net assets in foreign securities and may have exposure to foreign currencies through its investments in these securities.

While MFS may invest the Portfolio’s assets in companies of any size, MFS generally focuses on companies with large capitalizations ($5 billion or more).

While MFS may use derivatives for any investment purpose, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

The Portfolio may also invest in forward commitments and when-issued and delayed delivery securities.

Investment Selection

MFS uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s current financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, use of leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or systematically evaluate the structure of a debt instrument may also be considered.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

MFS Total Return Portfolio

4

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

MFS Total Return Portfolio

5

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		10 Years		Since Inception		Inception Date
Class A		%		%		%	—		—
Class B		%		%	N/A			%	5-1-02
Class E		%		%	N/A			%	4-26-04
Class F		%	N/A		N/A			%	5-2-06
S&P 500 Index		%		%		%	—		—
Barclays Capital U.S. Aggregate Bond Index		%		%		%	—		—
Blended Index (60% S&P 500 Index & 40% Barclays Capital U.S. Aggregate Bond Index)		%		%		%	—		—
(Indices reflect no deduction for mutual fund fees or expenses.)

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Massachusetts Financial Services Company (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    The Portfolio is managed by a team led by Brooks A. Taylor, who has been a manager of the Portfolio since 2004. Other members of the team are Steven R. Gorham (since 2002), Richard O. Hawkins (since 2005), Nevin P. Chitkara (since 2006), William P. Douglas (since 2004) and Joshua P. Marston (since 2008). For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

MFS Total Return Portfolio

6

UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B, Class E and Class F shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

MFS Total Return Portfolio

7

PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

MFS Total Return Portfolio

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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MFS Total Return Portfolio

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Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets

MFS Total Return Portfolio

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backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of

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pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable.

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Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

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Forward Commitment, When-Issued and Delayed Delivery Securities Risk

Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities also may subject the Portfolio to leveraging risk.

TIPS and Inflation-Linked Bonds Risk

The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned,

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possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market.

The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year.

The Blended Index is a composite index computed by MetLife Advisers, consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

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As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.60% for the first $250 million of the Portfolio’s average daily net assets, 0.55% for the next $500 million, and 0.50% for amounts over $750 million. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

Massachusetts Financial Services Company is America’s oldest mutual fund organization. With its predecessor organizations, it has a history of money management dating from 1924 and the founding of what is generally considered to be the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2011, MFS had approximately $     billion in assets under management.

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The Portfolio is managed by a team of portfolio managers, headed by Brooks A. Taylor, an Investment Officer of MFS, who has been a manager of the Portfolio since 2004. The team is comprised of Steven R. Gorham (since 2002), Richard O. Hawkins (since 2005), Nevin P. Chitkara (since 2006), William P. Douglas (since 2004) and Joshua P. Marston (since 2008), each an Investment Officer of MFS.

Mr. Taylor is the lead manager of the Portfolio. He has been employed in the investment area of MFS since 1996. Mr. Gorham and Mr. Chitkara are responsible for the Equity Securities portion of the Portfolio along with Mr. Taylor. Mr. Gorham has been employed in the investment area of MFS since 1992; Mr. Chitkara, since 1997. Mr. Marston and Mr. Hawkins are responsible for the Debt Securities portion of the Portfolio. Mr. Hawkins has been employed in the investment area of MFS since 1988; Mr. Marston, since 1999. Mr. Douglas is responsible for the Mortgage-Backed Debt Securities portion of the Portfolio. Mr. Douglas has been employed in the investment area of MFS since 2004.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

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Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no

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more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

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Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner.

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Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

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Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

MFS Total Return Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$121.69	$107.65	$154.53	$156.45	$147.99

Income (Loss) From Investment Operations
Net investment income	3.14 (a)	3.52 (a)	4.08 (a)	4.40 (a)	4.32
Net realized and unrealized gain (loss) on investments	8.95	15.39	(35.15)	2.49	13.06

Total from investment operations	12.09	18.91	(31.07)	6.89	17.38

Less Distributions
Distributions from net investment income	(3.72)	(4.87)	(5.02)	(3.51)	(5.49)
Distributions from net realized capital gains	0.00	0.00	(10.79)	(5.30)	(3.43)

Total distributions	(3.72)	(4.87)	(15.81)	(8.81)	(8.92)

Net Asset Value, End of Period	$130.06	$121.69	$107.65	$154.53	$156.45

Total Return (%)	10.08	18.60	(22.15)	4.38	12.21
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.58	0.60	0.58	0.58	0.59
Ratio of net investment income to average net assets (%)	2.56	3.21	3.15	2.80	2.74
Portfolio turnover rate (%)	31	43	52	58	55
Net assets, end of period (in millions)	$186.73	$188.06	$177.74	$264.38	$279.70

Please see end of Financial Highlights for footnote legend.

MFS Total Return Portfolio

24

MFS Total Return Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$120.45	$106.53	$153.05	$155.02	$146.58

Income (Loss) From Investment Operations
Net investment income	2.80 (a)	3.19 (a)	3.72 (a)	3.97 (a)	3.71
Net realized and unrealized gain (loss) on investments	8.86	15.28	(34.82)	2.45	13.15

Total from investment operations	11.66	18.47	(31.10)	6.42	16.86

Less Distributions
Distributions from net investment income	(3.45)	(4.55)	(4.63)	(3.09)	(4.99)
Distributions from net realized capital gains	0.00	0.00	(10.79)	(5.30)	(3.43)

Total distributions	(3.45)	(4.55)	(15.42)	(8.39)	(8.42)

Net Asset Value, End of Period	$128.66	$120.45	$106.53	$153.05	$155.02

Total Return (%)	9.80	18.30	(22.35)	4.12	11.93
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	0.85	0.83	0.83	0.84
Ratio of net investment income to average net assets (%)	2.31	2.93	2.90	2.56	2.50
Portfolio turnover rate (%)	31	43	52	58	55
Net assets, end of period (in millions)	$227.03	$207.87	$161.73	$233.74	$210.53

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$121.16	$107.16	$153.85	$155.83	$147.36

Income (Loss) From Investment Operations
Net investment income	2.95 (a)	3.35 (a)	3.88 (a)	4.14 (a)	4.27
Net realized and unrealized gain (loss) on investments	8.91	15.33	(35.00)	2.46	12.81

Total from investment operations	11.86	18.68	(31.12)	6.60	17.08

Less Distributions
Distributions from net investment income	(3.56)	(4.68)	(4.78)	(3.28)	(5.18)
Distributions from net realized capital gains	0.00	0.00	(10.79)	(5.30)	(3.43)

Total distributions	(3.56)	(4.68)	(15.57)	(8.58)	(8.61)

Net Asset Value, End of Period	$129.46	$121.16	$107.16	$153.85	$155.83

Total Return (%)	9.92	18.42	(22.27)	4.22	12.04
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.73	0.75	0.73	0.73	0.74
Ratio of net investment income to average net assets (%)	2.41	3.07	2.98	2.65	2.57
Portfolio turnover rate (%)	31	43	52	58	55
Net assets, end of period (in millions)	$36.45	$38.61	$40.10	$73.56	$85.33

Please see end of Financial Highlights for footnote legend.

MFS Total Return Portfolio

25

MFS Total Return Portfolio

	Class F
	Year ended December 31,
	2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$120.81	$106.86	$153.46	$155.39	$143.80

Income (Loss) From Investment Operations
Net investment income	2.88 (a)	3.28 (a)	3.80 (a)	4.08 (a)	2.69
Net realized and unrealized gain (loss) on investments	8.89	15.28	(34.91)	2.43	8.90

Total from investment operations	11.77	18.56	(31.11)	6.51	11.59

Less Distributions
Distributions from net investment income	(3.51)	(4.61)	(4.70)	(3.14)	0.00
Distributions from net realized capital gains	0.00	0.00	(10.79)	(5.30)	0.00

Total distributions	(3.51)	(4.61)	(15.49)	(8.44)	0.00

Net Asset Value, End of Period	$129.07	$120.81	$106.86	$153.46	$155.39

Total Return (%)	9.87	18.36	(22.31)	4.18	8.05	(c)
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	0.80	0.78	0.78	0.79	(d)
Ratio of net investment income to average net assets (%)	2.36	3.01	2.94	2.60	2.67	(d)
Portfolio turnover rate (%)	31	43	52	58	55
Net assets, end of period (in millions)	$748.82	$796.20	$789.29	$1,287.49	$1,398.44

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was May 2, 2006.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

MFS Total Return Portfolio

26

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

BlackRock Bond Income Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

BlackRock Bond Income Portfolio

PORTFOLIO SUMMARY:

Investment Objective

Competitive total return primarily from investing in fixed-income securities.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	%		%		%
Distribution and Service (12b-1) Fees	None		0.25%		0.15%
Other Expenses	%		%		%

Total Annual Portfolio Operating Expenses	%		%		%
Fee Waiver (1)	( %	)	( %	)	( %	)

Net Operating Expenses(1)%			%		%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, through April 30, , to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio’s average daily net assets, 0.325% for the next $2.4 billion and 0.25% for amounts over $3.4 billion. This arrangement may be modified or discontinued prior to April 30, , only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in fixed-income securities. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. Government agency or instrumentality (“U.S. Government Securities”), mortgage-backed and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in private placement transactions.

The Portfolio may invest up to 20% of its total assets in high yield securities (commonly known as “junk bonds”) and up to 20% of its total assets in foreign securities (including up to 10% of its total assets in emerging markets), provided that the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

In addition to bonds, the Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks and other securities attached to bonds or other fixed-income securities.

3

The Portfolio may invest in derivatives to obtain investment exposure, enhance return, or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. The Portfolio may use such derivatives as options, options on futures contracts, currency-related derivatives, swaps, and inverse floaters for these purposes. These instruments may be used for any investment purpose, including, for example, in an attempt to adjust the Portfolio’s duration or to lower its exposure to certain risks (e.g., changes in interest rates or fluctuations in the values of foreign currencies).

The Portfolio may also invest in structured securities, mortgage dollar rolls, investment companies, exchange traded funds, forward commitments and when-issued and delayed delivery securities, and may engage in short sale transactions.

Investment Selection

BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s investments among bond market sectors (such as U.S. Treasury securities, U.S. Government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

BlackRock monitors and adjusts the Portfolio’s investments to try to maintain a duration generally within 1 1/2 years of the duration of the Barclays Capital U.S. Aggregate Bond Index. As of December 31, 2011, the duration of this index was      years.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for more highly rated debt securities.

BlackRock Bond Income Portfolio

4

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Mortgage Dollar Roll Transactions Risk.    Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio may incur higher expenses due to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Short Sale and Short Position Risk.    The Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio entered into the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses, and short positions also may involve credit and counterparty risk. A Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

BlackRock Bond Income Portfolio

5

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of State Street Research and BlackRock.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		10 Years		Since Inception		Inception Date
Class A		%		%		%	—		—
Class B		%		%	%		—		—
Class E		%		%	N/A			%	4-23-02
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)		%		%		%	—		—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    BlackRock Advisors, LLC (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Rick Rieder, Bob Miller, Matthew Marra and Eric Pellicciaro have managed the Portfolio since 2010, 2011, 2007 and 2010, respectively. They are jointly and primarily responsible for the day-to-day management of the Portfolio. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

BlackRock Bond Income Portfolio

6

UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

BlackRock Bond Income Portfolio

7

PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may

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decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

High Yield Debt Security Risk

High yield debt securities, or “junk bonds,” are securities which are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

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A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.

A Portfolio that invests in high yield debt securities that are rated C or below, or “distressed securities,” will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of

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the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose the

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Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

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Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Investment Company and Exchange Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Mortgage Dollar Roll Transactions Risk

Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price. In addition, the Portfolio may incur higher expenses if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to leveraging risk.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk

Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance

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of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities also may subject the Portfolio to leveraging risk.

Short Sale and Short Position Risk

A Portfolio may sell short shares of a security when it continues to hold other shares of that same security or when it holds other securities convertible or exchangeable into the securities sold short, or a Portfolio may sell short securities it does not own. The Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. A Portfolio may enter into a short sale or short position with respect to a security or reference instrument, in the case of a short position, when it expects the value of the security or reference instrument to decline. The Portfolio will incur a loss if the value of the security sold short or the reference instrument increases after the time the Portfolio entered into the short sale or short position. This loss may be equal to the increase in the value of the security sold short or the reference instrument from the time that the short sale or short position was opened plus any transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses, and short positions also may involve credit and counterparty risk, such as the risk that the third party to the short position may fail to honor its contractual obligations to the Portfolio, causing a loss to the Portfolio. A Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. In addition, the Portfolio’s short sales and/or short positions may limit its ability to benefit fully from increases in the relevant securities markets. If the Portfolio borrows the securities that it sells short, the Portfolio is generally obligated to return the security to the lender at a later date and pay the lender of the security fees and any dividends or interest that accrue on the security during the period of the loan.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

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Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

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Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

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The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.40% for the first $1 billion of the Portfolio’s average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any

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new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stock holder and a majority of independent directors. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., and Barclays Bank PLC hold economic stakes in BlackRock, Inc. BlackRock, Inc. and its global subsidiaries provide investment management and risk management services and had assets under management totaling approximately $     trillion as of December 31, 2011. BlackRock, Inc. is located at 55 East 52nd Street, New York, New York 10055.

Rick Rieder, Bob Miller, Matthew Marra and Eric Pellicciaro are jointly and primarily responsible for the day-to-day management of the Portfolio. Messrs. Rieder, Miller, Marra and Pellicciaro are members of BlackRock’s Fundamental Fixed Income Portfolio Management Group (the “Group”), which leverages the individual expertise of the Group’s members. As part of the portfolio management process, the Group uses BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Rieder, a manager of the Portfolio since 2010, has been Chief Investment Officer of Fixed Income, Fundamental Portfolios, and Head of the Corporate Credit Group and the Multi-Sector and Mortgages Group since 2010 and a Managing Director of BlackRock since 2009. He was President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009. He worked at Lehman Brothers from 1987 to 2008, most recently as Head of the Global Principal Strategies Team and Credit Businesses.

Mr. Miller, a manager of the Portfolio since 2011, has been a Managing Director of BlackRock since 2011. He was Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009. He was Managing Director of Bank of America from 1999 to 2007.

Mr. Marra, a manager of the Portfolio since 2007, has been a Managing Director of BlackRock since 2006 and a member of the Group since 1997.

Mr. Pellicciaro, a manager of the Portfolio since 2010, has been a Managing Director of BlackRock since 2005 and Head of the Global Rates Investment Team within the Group since 2009.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate

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Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

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The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

BlackRock Bond Income Portfolio

20

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of

BlackRock Bond Income Portfolio

21

portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization

BlackRock Bond Income Portfolio

22

of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate

BlackRock Bond Income Portfolio

23

its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

BlackRock Bond Income Portfolio

24

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

BlackRock Bond Income Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$104.15	$102.51	$111.71	$108.62	$110.48

Income (Loss) From Investment Operations
Net investment income	4.08 (a)	4.38 (a)	5.82 (a)	5.36 (a)	4.55
Net realized and unrealized gain (loss) on investments	4.39	4.68	(9.42)	1.31	0.01

Total from investment operations	8.47	9.06	(3.60)	6.67	4.56

Less Distributions
Distributions from net investment income	(4.30)	(7.42)	(5.60)	(3.58)	(6.31)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.11)

Total distributions	(4.30)	(7.42)	(5.60)	(3.58)	(6.42)

Net Asset Value, End of Period	$108.32	$104.15	$102.51	$111.71	$108.62

Total Return (%)	8.34	9.47	(3.43)	6.29	4.41
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.40	0.43	0.43	0.43	0.46
Net ratio of expenses to average net assets (%) (b)	0.38	0.42	0.42	0.43	0.46
Ratio of net investment income to average net assets (%)	3.82	4.32	5.48	4.95	4.28
Portfolio turnover rate (%)	2,064	1,476	1,014	931	503
Net assets, end of period (in millions)	$1,522.49	$1,181.43	$784.26	$983.69	$962.77

Please see following page for Financial Highlights footnote legend.

BlackRock Bond Income Portfolio

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BlackRock Bond Income Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$102.78	$101.23	$110.39	$107.36	$109.20

Income (Loss) From Investment Operations
Net investment income	3.77 (a)	4.16 (a)	5.49 (a)	5.03 (a)	4.54
Net realized and unrealized gain (loss) on investments	4.32	4.55	(9.32)	1.30	(0.32)

Total from investment operations	8.09	8.71	(3.83)	6.33	4.22

Less Distributions
Distributions from net investment income	(4.04)	(7.16)	(5.33)	(3.30)	(5.95)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.11)

Total distributions	(4.04)	(7.16)	(5.33)	(3.30)	(6.06)

Net Asset Value, End of Period	$106.83	$102.78	$101.23	$110.39	$107.36

Total Return (%)	8.07	9.18	(3.66)	6.02	4.14
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.68	0.68	0.68	0.71
Net ratio of expenses to average net assets (%) (b)	0.63	0.67	0.67	0.68	0.71
Ratio of net investment income to average net assets (%)	3.57	4.14	5.24	4.70	4.04
Portfolio turnover rate (%)	2,064	1,476	1,014	931	503
Net assets, end of period (in millions)	$453.45	$356.63	$279.25	$315.74	$292.38

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$103.38	$101.79	$110.97	$107.89	$109.73

Income (Loss) From Investment Operations
Net investment income	3.91 (a)	4.36 (a)	5.63 (a)	5.16 (a)	7.07
Net realized and unrealized gain (loss) on investments	4.34	4.49	(9.37)	1.31	(2.71)

Total from investment operations	8.25	8.85	(3.74)	6.47	4.36

Less distributions
Distributions from net investment income	(4.14)	(7.26)	(5.44)	(3.39)	(6.09)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.11)

Total Distributions	(4.14)	(7.26)	(5.44)	(3.39)	(6.20)

Net Asset Value, End of Period	$107.49	$103.38	$101.79	$110.97	$107.89

Total Return (%)	8.18	9.30	(3.57)	6.13	4.26
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.58	0.58	0.58	0.61
Net ratio of expenses to average net assets (%) (b)	0.53	0.57	0.57	0.58	0.61
Ratio of net investment income to average net assets (%)	3.67	4.31	5.33	4.79	4.16
Portfolio turnover rate (%)	2,064	1,476	1,014	931	503
Net assets, end of period (in millions)	$226.59	$236.71	$236.54	$306.04	$308.90

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Barclays Capital Aggregate Bond Index Portfolio

Class A, Class B, Class E and Class G Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Barclays Capital Aggregate Bond Index Portfolio

PORTFOLIO SUMMARY:

Investment Objective

To equal the performance of the Barclays Capital U.S. Aggregate Bond Index.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E		Class G
Management Fee	%		%		%		%
Distribution and Service (12b-1) Fees	None		0.25%		0.15%		0.30%
Other Expenses	%		%		%		%

Total Annual Portfolio Operating Expenses	%		%		%		%
Fee Waiver (1)	( %	)	( %	)	( %	)	( %	)

Net Operating Expenses (1)%			%		%		%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, through April 30, , to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.25% for the first $500 million of the Portfolio’s average daily net assets, 0.245% for the next $500 million, 0.24% for the next $1 billion and 0.235% for amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, , only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E	Class G
1 Year	$	$	$	$
3 Years	$	$	$	$
5 Years	$	$	$	$
10 Years	$	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was         % of the average value of its portfolio.

Principal Investment Strategies

The Barclays Capital U.S. Aggregate Bond Index (the “Index”) is a broad measure of the U.S. investment-grade fixed-income securities market. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, will invest in a selected stratified sample of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Index. Although the Portfolio tries to mirror the performance of the Index, its performance will generally not exactly match the Index because, among other things, the Portfolio incurs operating expenses. The Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities generally included in the Index are U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities, residential and commercial mortgage-backed securities, and zero coupon securities.

3

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index.

MLIAC may rebalance the Portfolio due to, among other things, cash flows into and out of the Portfolio or changes in the Index.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Passive Management Risk.    In attempting to replicate the returns of an index, the Portfolio may be more susceptible to risks because it generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

Zero Coupon Securities Risk.    Zero coupon securities may experience greater volatility in market value due to changes in interest rates than other income-producing securities. As a result of owning these securities, the Portfolio may have to liquidate other portfolio securities at inopportune times to satisfy its distribution obligations.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with

Barclays Capital Aggregate Bond Index Portfolio

4

those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below includes results prior to this change.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	%	%	%	—	—
Class B	%	%	%	—	—
Class E	%	%	%	—	—
Class G	%	N/A	N/A	%	4-28-09
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)%		%	%	—	—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    MetLife Investment Advisors Company, LLC (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Stacey Lituchy and Tresa Lau are the managers of the Portfolio. Tomas Cambara is the assistant manager of the Portfolio. Ms. Lituchy has been the senior manager of the Portfolio since 2002. Ms. Lau has been a manager of the Portfolio since 2002. Mr. Cambara has been the assistant manager of the Portfolio since 2007. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B, Class E and Class G shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

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Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Passive Management Risk

A Portfolio that attempts to replicate the returns of an index may be more susceptible to risks than an actively managed portfolio because a passively managed portfolio generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

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Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

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Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

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Zero Coupon Securities Risk

Zero coupon securities may experience greater volatility in market value due to changes in interest rates than other income-producing securities which make regular payments of interest in cash. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. A Portfolio will accrue income on these securities for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations. These securities involve credit and interest rate risk, as the value of the interest payments could decline substantially by the time interest is actually paid.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio

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securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Index Description

The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $         billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.25% of the Portfolio’s average daily net assets. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of         % of the Portfolio’s average daily net assets.

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A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

MetLife Investment Advisors Company, LLC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. As of December 31, 2011, MLIAC managed approximately $         billion in assets for the Fund. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior manager of the Portfolio. Tresa Lau is the manager of the Portfolio. Tomas Cambara is the assistant manager of the Portfolio. Ms. Lituchy, Ms. Lau and Mr. Cambara joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Mses. Lituchy and Lau are Directors of MLIAC and Mr. Cambara is an Associate of MLIAC.

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Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau has been the manager of the Portfolio since 2002. She is responsible for portfolio management, performance attribution, portfolio analysis and daily operations. Ms. Lau is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

Tomas Cambara has been the assistant manager of the Portfolio since April 30, 2007. He is responsible for assisting the portfolio manager in all aspects of the portfolio management process, including trading, portfolio analysis, daily performance reporting and cash management. He is also an Associate in the Investments Department of Metropolitan Life. Mr. Cambara has been at Metropolitan Life since 1986.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

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Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the separate accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are

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in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio

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may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Barclays Capital Aggregate Bond Index Portfolio

17

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on

Barclays Capital Aggregate Bond Index Portfolio

18

closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

Barclays Capital Aggregate Bond Index Portfolio

19

Index Information

Barclays Capital (the “index sponsor”) sponsors the Barclays Capital U.S. Aggregate Bond Index. The index sponsor has no responsibility for and does not participate in the management of Portfolio assets or sale of Portfolio shares. The index and its associated trademarks and service marks are the exclusive property of the index sponsor. The SAI contains a more detailed description of the limited relationship the index sponsor has with Metropolitan Life Insurance Company and the Fund.

Barclays Capital Aggregate Bond Index Portfolio

20

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

Barclays Capital Aggregate Bond Index Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.94	$11.10	$10.97	$10.76	$10.81

Income (Loss) From Investment Operations
Net investment income	0.40 (a)	0.47 (a)	0.54 (a)	0.52 (a)	0.49 (a)
Net realized and unrealized gain (loss) on investments	0.25	0.07	0.10	0.20	(0.07)

Total from investment operations	0.65	0.54	0.64	0.72	0.42

Less Distributions
Distributions from net investment income	(0.42)	(0.70)	(0.51)	(0.51)	(0.47)

Total distributions	(0.42)	(0.70)	(0.51)	(0.51)	(0.47)

Net Asset Value, End of Period	$11.17	$10.94	$11.10	$10.97	$10.76

Total Return (%)	6.05	5.17	5.99	6.87	4.12
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.30	0.29	0.30	0.32
Net ratio of expenses to average net assets (%) (b)	0.27	0.29	0.28	0.29	0.31
Ratio of net investment income to average net assets (%)	3.63	4.34	5.01	4.86	4.64
Portfolio turnover rate (%)	21	17	14	15	18
Net assets, end of period (in millions)	$662.67	$553.57	$564.53	$678.19	$511.54

Please see end of Financial Highlights for footnote legend.

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Barclays Capital Aggregate Bond Index Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.76	$10.92	$10.81	$10.60	$10.66

Income (Loss) From Investment Operations
Net investment income	0.37 (a)	0.43 (a)	0.51 (a)	0.48 (a)	0.46 (a)
Net realized and unrealized gain (loss) on investments	0.23	0.08	0.08	0.20	(0.08)

Total from investment operations	0.60	0.51	0.59	0.68	0.38

Less Distributions
Distributions from net investment income	(0.39)	(0.67)	(0.48)	(0.47)	(0.44)

Total distributions	(0.39)	(0.67)	(0.48)	(0.47)	(0.44)

Net Asset Value, End of Period	$10.97	$10.76	$10.92	$10.81	$10.60

Total Return (%)	5.69	4.98	5.63	6.66	3.81
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.55	0.54	0.55	0.57
Net ratio of expenses to average net assets (%) (b)	0.52	0.54	0.53	0.54	0.56
Ratio of net investment income to average net assets (%)	3.38	4.06	4.76	4.60	4.40
Portfolio turnover rate (%)	21	17	14	15	18
Net assets, end of period (in millions)	$806.18	$636.95	$491.55	$568.79	$469.21

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.89	$11.04	$10.92	$10.71	$10.77

Income (Loss) From Investment Operations
Net investment income	0.39 (a)	0.45 (a)	0.52 (a)	0.50 (a)	0.47 (a)
Net realized and unrealized gain (loss) on investments	0.23	0.08	0.09	0.20	(0.07)

Total from investment operations	0.62	0.53	0.61	0.70	0.40

Less Distributions
Distributions from net investment income	(0.40)	(0.68)	(0.49)	(0.49)	(0.46)

Total distributions	(0.40)	(0.68)	(0.49)	(0.49)	(0.46)

Net Asset Value, End of Period	$11.11	$10.89	$11.04	$10.92	$10.71

Total Return (%)	5.82	5.13	5.76	6.71	3.88
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.45	0.44	0.45	0.47
Net ratio of expenses to average net assets (%) (b)	0.42	0.44	0.43	0.44	0.46
Ratio of net investment income to average net assets (%)	3.49	4.18	4.86	4.70	4.49
Portfolio turnover rate (%)	21	17	14	15	18
Net assets, end of period (in millions)	$110.80	$122.30	$126.08	$172.93	$176.15

Please see end of Financial Highlights for footnote legend.

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Barclays Capital Aggregate Bond Index Portfolio

	Class G
	Year ended December 31,
	2010	2009(c)
Net Asset Value, Beginning of Period	$10.75	$10.29

Income (Loss) From Investment Operations
Net investment income	0.36 (a)	0.27	(a)
Net realized and unrealized gain on investments	0.23	0.19

Total from investment operations	0.59	0.46

Less Distributions
Distributions from net investment income	(0.38)	0.00

Total distributions	(0.38)	0.00

Net Asset Value, End of Period	$10.96	$10.75

Total Return (%)	5.65	4.47	(d)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.60	(e)
Net ratio of expenses to average net assets (%) (b)	0.57	0.59	(e)
Ratio of net investment income to average net assets (%)	3.31	3.77	(e)
Portfolio turnover rate (%)	21	17
Net assets, end of period (in millions)	$85.59	$25.03

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

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23

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Western Asset Management Strategic Bond Opportunities Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Western Asset Management Strategic Bond Opportunities Portfolio

PORTFOLIO SUMMARY:

Investment Objective

To maximize total return consistent with preservation of capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	%	%	%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%
Fee Waiver (1)%		%	%

Net Operating Expenses (1)%		%	%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, through April 30, , to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio’s average daily net assets. This arrangement may be modified or discontinued prior to April 30, , only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

Principal Investment Strategies

Western Asset Management Company (“Western Asset”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities, including U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities) and mortgage-backed securities and other asset-backed securities, and foreign investment grade corporate debt; (2) U.S. and foreign high yield debt of any kind (commonly known as “junk bonds”); and/or (3) foreign government securities. The mortgage- and asset-backed securities in which the Portfolio may invest include those guaranteed or issued by the Government National Mortgage Association or the Federal National Mortgage Association, as well as privately issued mortgage- and asset-backed securities, including collateralized mortgage obligations and collateralized debt obligations.

Depending on market conditions, the Portfolio may invest without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although Western Asset does not anticipate investing in excess of 75% of the Portfolio’s assets in domestic and emerging market debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of Western Asset, the

3

yield available from such securities outweighs their additional risks.

The Portfolio may invest up to 100% of its assets in foreign securities, including emerging markets.

The Portfolio may also invest in mortgage dollar rolls, forward commitments, when-issued securities and delayed delivery securities.

The Portfolio may invest in derivatives to obtain investment exposure, enhance return, or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. The Portfolio may use such derivatives as options, options on futures contracts, currency-related derivatives, swaps, structured notes and inverse floaters for these purposes. These instruments may be used for any investment purpose, including, for example, in an attempt to adjust the Portfolio’s duration or to lower its exposure to certain risks (e.g., changes in interest rates).

Investment Selection

Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation.

Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

The duration of the Portfolio will generally be approximately 3 to 7 years.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.

Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceed repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging

Western Asset Management Strategic Bond Opportunities Portfolio

4

market securities tend to be more volatile than the securities of issuers located in developed markets.

High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for more highly rated debt securities.

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

Mortgage Dollar Roll Transactions Risk.    Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio may incur higher expenses due to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On May 1, 2006, the Portfolio changed its subadviser from Salomon Brothers Asset Management Inc (“SBAM”) to Western Asset. Performance information set forth below reflects the management of both SBAM and Western Asset.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Western Asset Management Strategic Bond Opportunities Portfolio

5

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	%	%	%	—	—
Class B	%	%	N/A	%	7-30-02
Class E	%	%	%	—	—
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)%		%	%	—	—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Western Asset Management Company (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    The Portfolio has been managed since 2006 by a team at Western Asset led by Stephen A. Walsh, Carl L. Eichstaedt, Mark Lindbloom, Michael Buchanan and Keith J. Gardner. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may

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decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation

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of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

Emerging Markets Risk

Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries.

The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

High Yield Debt Security Risk

High yield debt securities, or “junk bonds,” are securities which are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities

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generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.

A Portfolio that invests in high yield debt securities that are rated C or below, or “distressed securities,” will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

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Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Mortgage Dollar Roll Transactions Risk

Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price. In addition, the Portfolio may incur higher expenses if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to leveraging risk.

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

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When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk

Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities also may subject the Portfolio to leveraging risk.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

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Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

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Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

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The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.65% for the first $500 million of the Portfolio’s average daily net assets and 0.55% for amounts over $500 million. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve

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any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

Western Asset Management Company, established in 1971 and now a wholly-owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $     billion as of December 31, 2011. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

Western Asset may delegate to its affiliate, Western Asset Management Company Limited (“Western Asset Limited”), any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. Western Asset Limited, a wholly-owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset Limited were approximately $     billion as of December 31, 2011. The address of Western Asset Limited is 10 Exchange Square, Primrose Street, London, England EC2A-2EN.

The Portfolio has been managed since 2006 by a team of investment professionals at Western Asset led by Chief Investment Officer Stephen A. Walsh, along with Portfolio Managers Carl L. Eichstaedt, Mark Lindbloom, Michael Buchanan and Keith J. Gardner.

Messrs. Walsh, Eichstaedt and Gardner have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006. Prior to that, Mr. Lindbloom was a Managing Director of SBAM and a Senior Portfolio Manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies from 1986. Mr. Buchanan joined Western Asset in 2005. Prior to that, Mr. Buchanan was a Managing Director, Head of U.S. Credit Products of Credit Suisse Asset Management.

Mr. Walsh is responsible for strategic oversight of the Portfolio’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Eichstaedt, Lindbloom, Buchanan and Gardner are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

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However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that

Western Asset Management Strategic Bond Opportunities Portfolio

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it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Western Asset Management Strategic Bond Opportunities Portfolio

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Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the

Western Asset Management Strategic Bond Opportunities Portfolio

20

portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may

Western Asset Management Strategic Bond Opportunities Portfolio

21

be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into

Western Asset Management Strategic Bond Opportunities Portfolio

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account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

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23

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

Western Asset Management Strategic Bond Opportunities Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.19	$10.30	$12.70	$12.58	$12.72

Income (Loss) From Investment Operations
Net investment income	0.63 (a)	0.75 (a)	0.74 (a)	0.63 (a)	0.38
Net realized and unrealized gain (loss) on investments	0.87	2.28	(2.58)	(0.15)	0.22

Total from investment operations	1.50	3.03	(1.84)	0.48	0.60

Less Distributions
Distributions from net investment income	(0.79)	(0.79)	(0.49)	(0.35)	(0.64)
Distributions from net realized capital gains	0.00	(0.35)	(0.07)	(0.01)	(0.10)

Total distributions	(0.79)	(1.14)	(0.56)	(0.36)	(0.74)

Net Asset Value, End of Period	$12.90	$12.19	$10.30	$12.70	$12.58

Total Return (%)	12.73	32.22	(15.00)	4.03	5.06
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.69	0.65	0.66	0.72
Net ratio of expenses to average net assets (%) (b)	0.63	0.67	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.00	6.87	6.34	5.03	4.91
Portfolio turnover rate (%)	295	228	280	504	700
Net assets, end of period (in millions)	$343.17	$418.60	$541.02	$696.19	$366.98

Please see following page for Financial Highlights footnote legend.

Western Asset Management Strategic Bond Opportunities Portfolio

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Western Asset Management Strategic Bond Opportunities Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.13	$10.26	$12.65	$12.53	$12.66

Income (Loss) From Investment Operations
Net investment income	0.59 (a)	0.70 (a)	0.71 (a)	0.59 (a)	0.54
Net realized and unrealized gain (loss) on investments	0.87	2.28	(2.57)	(0.14)	0.03

Total from investment operations	1.46	2.98	(1.86)	0.45	0.57

Less Distributions
Distributions from net investment income	(0.76)	(0.76)	(0.46)	(0.32)	(0.60)
Distributions from net realized capital gains	0.00	(0.35)	(0.07)	(0.01)	(0.10)

Total distributions	(0.76)	(1.11)	(0.53)	(0.33)	(0.70)

Net Asset Value, End of Period	$12.83	$12.13	$10.26	$12.65	$12.53

Total Return (%)	12.45	31.89	(15.20)	3.70	4.82
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.94	0.90	0.91	0.97
Net ratio of expenses to average net assets (%) (b)	0.88	0.92	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.70	6.48	6.08	4.77	4.66
Portfolio turnover rate (%)	295	228	280	504	700
Net assets, end of period (in millions)	$227.62	$208.62	$170.29	$241.18	$198.63

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.15	$10.27	$12.67	$12.55	$12.68

Income (Loss) From Investment Operations
Net investment income	0.60 (a)	0.72 (a)	0.72 (a)	0.61 (a)	0.62
Net realized and unrealized gain (loss) on investments	0.88	2.29	(2.58)	(0.15)	(0.03)

Total from investment operations	1.48	3.01	(1.86)	0.46	0.59

Less Distributions
Distributions from net investment income	(0.78)	(0.78)	(0.47)	(0.33)	(0.62)
Distributions from net realized capital gains	0.00	(0.35)	(0.07)	(0.01)	(0.10)

Total distributions	(0.78)	(1.13)	(0.54)	(0.34)	(0.72)

Net Asset Value, End of Period	$12.85	$12.15	$10.27	$12.67	$12.55

Total Return (%)	12.62	31.97	(15.10)	3.89	4.85
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.84	0.80	0.81	0.87
Net ratio of expenses to average net assets (%) (b)	0.78	0.82	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.81	6.59	6.15	4.87	4.75
Portfolio turnover rate (%)	295	228	280	504	700
Net assets, end of period (in millions)	$89.89	$91.30	$80.17	$129.39	$137.05

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

Western Asset Management U.S. Government Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

Western Asset Management U.S. Government Portfolio

PORTFOLIO SUMMARY:

Investment Objective

To maximize total return consistent with preservation of capital and maintenance of liquidity.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	%	%	%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	%	%	%

Total Annual Portfolio Operating Expenses	%	%	%
Fee Waiver (1)%		%	%

Net Operating Expenses (1)%		%	%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, through April 30, , to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.55% for the first $200 million of the Portfolio’s average daily net assets and 0.50% for the next $300 million. This arrangement may be modified or discontinued prior to April 30, , only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was     % of the average value of its portfolio.

Principal Investment Strategies

Western Asset Management Company (“Western Asset”), subadviser to the Portfolio, generally invests at least 80% of the assets of the Portfolio in U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities), including repurchase agreements collateralized by U.S. Government Securities. The Portfolio may also invest up to 10% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities, including collateralized mortgage obligations and collateralized debt obligations. The Portfolio may also invest in derivatives and mortgage dollar rolls.

The Portfolio may invest in derivatives to obtain investment exposure, enhance return, or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. The Portfolio may use such derivatives as options, options on futures contracts, currency-related derivatives, swaps, structured notes and inverse floaters for these purposes. These instruments may be used for any investment purpose, including, for example, in an attempt to adjust the Portfolio’s duration or to lower its exposure to certain risks (e.g., changes in interest rates).

Investment Selection

Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio

3

structure, including targets for duration, yield curve exposure and sector allocation. Assets are allocated among various classes of securities, including U.S. Treasury Securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage- and asset-backed securities in which the Portfolio may invest include those guaranteed or issued by the Government National Mortgage Association or the Federal National Mortgage Association, as well as privately issued mortgage- and asset-backed securities, including collateralized mortgage obligations and collateralized debt obligations.

Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

The duration of the Portfolio will normally be between 2 and 5 years.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

Mortgage Dollar Roll Transactions Risk.    Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio may incur higher expenses due to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

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Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On May 1, 2006, the Portfolio changed its subadviser from Salomon Brothers Asset Management Inc (“SBAM”) to Western Asset. Performance information set forth below reflects the management of both SBAM and Western Asset.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	%	%	%	—	—
Class B	%	%	N/A	%	7-30-02
Class E	%	%	%	—	—
Barclays Capital U.S. Intermediate Government Bond Index (reflects no deduction for mutual fund fees or expenses)%		%	%	—	—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Western Asset Management Company (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    The Portfolio has been managed since 2006 by a team at Western Asset led by Stephen A. Walsh, Mark Lindbloom and Frederick Marki. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may

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decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

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Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

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Mortgage Dollar Roll Transactions Risk

Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price. In addition, the Portfolio may incur higher expenses if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to leveraging risk.

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

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Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

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Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Barclays Capital U.S. Intermediate Government Bond Index® includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

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The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.55% for the first $500 million of the Portfolio’s average daily net assets and 0.45% for amounts over $500 million. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve

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any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

Western Asset Management Company, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $     billion as of December 31, 2011. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

The Portfolio has been managed since 2006 by a team of investment professionals at Western Asset led by Chief Investment Officer Stephen A. Walsh, along with Portfolio Managers Mark Lindbloom and Frederick Marki.

Mr. Walsh has served as a Portfolio Manager for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006, prior to which he was a managing director of SBAM and a Senior Portfolio Manager responsible for managing SBAM’s Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies from 1986. Mr. Marki was a director of SBAM and a Senior Portfolio Manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies from 1991.

Mr. Walsh is responsible for strategic oversight of the Portfolio’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Lindbloom and Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”).

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MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

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Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

Western Asset Management U.S. Government Portfolio

16

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the

Western Asset Management U.S. Government Portfolio

17

shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Fund or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current

Western Asset Management U.S. Government Portfolio

18

market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Western Asset Management U.S. Government Portfolio

19

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

Western Asset Management U.S. Government Portfolio

20

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

Western Asset Management U.S. Government Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.86	$11.92	$12.48	$12.30	$12.22

Income (Loss) from Investment Operations
Net investment income	0.17 (a)	0.36 (a)	0.50 (a)	0.57 (a)	0.46
Net realized and unrealized gain (loss) on investments	0.51	0.13	(0.53)	(0.05)	0.03

Total from investment operations	0.68	0.49	(0.03)	0.52	0.49

Less Distributions
Distributions from net investment income	(0.33)	(0.55)	(0.53)	(0.34)	(0.41)
Distributions from net realized capital gains	(0.04)	0.00	0.00	0.00	0.00

Total distributions	(0.37)	(0.55)	(0.53)	(0.34)	(0.41)

Net Asset Value, End of Period	$12.17	$11.86	$11.92	$12.48	$12.30

Total Return (%)	5.81	4.33	(0.36)	4.35	4.16
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.52	0.52	0.54	0.58
Net ratio of expenses to average net assets (%) (b)	0.49	0.52	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.36	3.04	4.12	4.66	4.36
Portfolio turnover rate (%)	551	262	436	685	835
Net assets, end of period (in millions)	$1,830.22	$1,259.02	$989.32	$1,032.05	$886.81

Please see following page for Financial Highlights footnote legend.

Western Asset Management U.S. Government Portfolio

21

Western Asset Management U.S. Government Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.81	$11.87	$12.43	$12.25	$12.16

Income (Loss) from Investment Operations
Net investment income	0.13 (a)	0.32 (a)	0.46 (a)	0.54 (a)	0.44
Net realized and unrealized gain (loss) on investments	0.51	0.14	(0.52)	(0.05)	0.02

Total from investment operations	0.64	0.46	(0.06)	0.49	0.46

Less Distributions
Distributions from net investment income	(0.30)	(0.52)	(0.50)	(0.31)	(0.37)
Distributions from net realized capital gains	(0.04)	0.00	0.00	0.00	0.00

Total distributions	(0.34)	(0.52)	(0.50)	(0.31)	(0.37)

Net Asset Value, End of Period	$12.11	$11.81	$11.87	$12.43	$12.25

Total Return (%)	5.49	4.08	(0.53)	4.03	3.91
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.77	0.77	0.79	0.83
Net ratio of expenses to average net assets (%) (b)	0.74	0.77	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.12	2.79	3.87	4.41	4.08
Portfolio turnover rate (%)	551	262	436	685	835
Net assets, end of period (in millions)	$466.46	$356.30	$258.92	$226.69	$182.47

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.82	$11.88	$12.44	$12.26	$12.18

Income (Loss) from Investment Operations
Net investment income	0.15 (a)	0.34 (a)	0.48 (a)	0.55 (a)	0.54
Net realized and unrealized gain (loss) on investments	0.51	0.14	(0.53)	(0.05)	(0.07)

Total from investment operations	0.66	0.48	(0.05)	0.50	0.47

Less Distributions
Distributions from net investment income	(0.31)	(0.54)	(0.51)	(0.32)	(0.39)
Distributions from net realized capital gains	(0.04)	0.00	0.00	0.00	0.00

Total distributions	(0.35)	(0.54)	(0.51)	(0.32)	(0.39)

Net Asset Value, End of Period	$12.13	$11.82	$11.88	$12.44	$12.26

Total Return (%)	5.67	4.19	(0.43)	4.13	3.97
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.67	0.67	0.69	0.73
Net ratio of expenses to average net assets (%) (b)	0.64	0.67	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.20	2.94	3.98	4.51	4.13
Portfolio turnover rate (%)	551	262	436	685	835
Net assets, end of period (in millions)	$57.58	$64.56	$70.71	$91.64	$102.22

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.

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FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

METROPOLITAN

SERIES    FUND,  INC.

BlackRock Money Market Portfolio

Class A, Class B and Class E Shares

PROSPECTUS

April 30, 2012

These securities have not been approved or disapproved by the Securities and

Exchange Commission, nor has the Securities and Exchange Commission

passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

2

BlackRock Money Market Portfolio

PORTFOLIO SUMMARY:

Investment Objective

High level of current income consistent with preservation of capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	%		%		%
Distribution and Service (12b-1) Fees	None		0.25%		0.15%
Other Expenses	%		%		%

Total Annual Portfolio Operating Expenses	%		%		%
Fee Waiver (1)	( %	)	( %	)	( %	)

Net Operating Expenses (1)%			%		%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, through April 30, , to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio’s average daily net assets. This arrangement may be modified or discontinued prior to April 30, , only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$	$	$
3 Years	$	$	$
5 Years	$	$	$
10 Years	$	$	$

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities). The Portfolio may invest in commercial paper and asset-backed securities, including private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated, at the time of purchase, in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). The Portfolio may invest in U.S. Government Securities and in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes. The securities purchased by the Portfolio are also subject to the maturity, quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The Portfolio invests in securities maturing within 397 days or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days.

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Currently, the dollar-weighted average portfolio maturity of the Portfolio may not exceed 60 days. However, the dollar-weighted average life to maturity of the Portfolio may be as long as 120 days because, among other things, certain variable rate debt instruments are considered, for purposes of calculating the Portfolio’s dollar-weighted average portfolio maturity, to mature sooner than when the principal amount of the debt must unconditionally be re-paid.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject.

Financial Services Risk.     The Portfolio may invest a significant portion of its assets in the financial services sector. Financial services companies may be negatively affected by, among other things, new or revised regulations; interest rate changes or volatility; undiversified loan portfolios which may concentrate risk in areas such as real estate; exposure to investments or agreements (e.g., sub-prime loans) which, under certain circumstances, may lead to losses; increased competition in the financial services sector; and systemic risk, including, among other things, the failure of another, significant financial institution or material disruptions to the credit markets.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information

BlackRock Money Market Portfolio

4

set forth below reflects the management of State Street Research and BlackRock.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	–%
Lowest Quarter	–%

Average Annual Total Return as of December 31, 2011

	1 Year		5 Years		10 Years		Since Inception		Inception Date
Class A		%		%		%	—		—
Class B		%		%		%	—		—
Class E		%		%	N/A			%	4-23-03
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for mutual fund fees or expenses)		%		%		%	—		—

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    BlackRock Advisors, LLC (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

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UNDERSTANDING THE FUND

The Metropolitan Series Fund, Inc. (the “Fund”) is an open-end management investment company that offers a selection of 34 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance.    Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses.    Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

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PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

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Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities

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that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks

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not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

Financial Services Risk

The Portfolio may invest a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Undiversified loan portfolios: financial services companies whose securities the Portfolio purchases may themselves have concentrated loan portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (iv) Credit: financial services companies may have exposure to investments or agreements (e.g., sub-prime loans) which, under certain circumstances, may lead to losses; (v) Competition: the financial services sector has become increasingly competitive; and (vi) Systemic risk: factors outside the control of a particular financial institution—like the failure of another, significant financial institution or material disruptions to the credit markets—may adversely affect the ability of the financial institution to operate normally or may impair its financial condition.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S

INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless

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an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Index Description

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Directors is responsible for overseeing the business affairs of the Fund. The Directors meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Directors also review the management of the Portfolio’s assets by the Subadviser. Information about the Directors and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Directors relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $     billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.35% for the first $1 billion of the Portfolio’s average daily net assets and 0.30% for amounts over $1 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of     % of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Fund’s Board of Directors to approve the management agreement with MetLife Advisers and the investment advisory agreement

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with the Subadviser is available in the Portfolio’s most recent annual report, which covers the period January 1, 2011 to December 31, 2011.

Voluntary Fee Waiver

In light of current market and economic conditions, MetLife Advisers and/or its affiliates may voluntarily waive certain fees or expenses in an attempt to increase the Portfolio’s yield. Any such waiver may be discontinued by MetLife Advisers and/or its affiliates at any time without notice. If the waivers were reflected in the “Annual Portfolio Operating Expenses” table in the “Fees and Expenses of the Portfolio” section of the prospectus, the Portfolio’s 12b-1 Fees would have been     % and     % for Class B shares and Class E shares, respectively, the Fee Waiver would have been     % for Class A shares, Class B shares and Class E shares, and the Portfolio’s Net Operating Expenses would have been     %,     % and     % for Class A shares, Class B shares and Class E shares, respectively.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Directors for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Directors must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stock holder and a majority of independent directors. BlackRock, Inc. is an affiliate of The PNC Financial

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Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., and Barclays Bank PLC hold economic stakes in BlackRock, Inc. BlackRock, Inc. and its global subsidiaries provide investment management and risk management services and had assets under management totaling approximately $     trillion as of December 31, 2011. BlackRock, Inc. is located at 55 East 52nd Street, New York, New York 10055.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semiannually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares.

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The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net realized capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company Separate Accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

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In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made.

Securities Valuation

The entire investment portfolio of the Portfolio is valued at amortized cost.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request.

BlackRock Money Market Portfolio

Selected Per Share Data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.01	0.42	2.82	4.95	4.70

Total from investment operations	0.01	0.42	2.82	4.95	4.70

Less Distributions
Distributions from net investment income	(0.01)	(0.42)	(2.82)	(4.95)	(4.70)

Total distributions	(0.01)	(0.42)	(2.82)	(4.95)	(4.70)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.01	0.42	2.85	5.07	4.80
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.34	0.37	0.34	0.40	0.38
Net ratio of expenses to average net assets (%) (a)	0.30	0.36	0.34	0.40	N/A
Ratio of net investment income to average net assets (%)	0.01	0.45	2.79	4.97	4.79
Net assets, end of period (in millions)	$712.92	$1,023.82	$1,228.99	$1,128.41	$875.43

Please see following page for Financial Highlights footnote legend.

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BlackRock Money Market Portfolio

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00	0.25	2.57	4.70	4.45

Total from investment operations	0.00	0.25	2.57	4.70	4.45

Less Distributions
Distributions from net investment income	0.00	(0.25)	(2.57)	(4.70)	(4.45)

Total distributions	0.00	(0.25)	(2.57)	(4.70)	(4.45)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.00	0.25	2.60	4.80	4.54
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.62	0.59	0.65	0.63
Net ratio of expenses to average net assets (%) (a)	0.31	0.54	0.59	0.65	N/A
Ratio of net investment income to average net assets (%)	0.00	0.26	2.45	4.71	4.50
Net assets, end of period (in millions)	$793.63	$992.91	$1,097.18	$496.23	$394.26

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00	0.31	2.67	4.80	4.55

Total from investment operations	0.00	0.31	2.67	4.80	4.55

Less Distributions
Distributions from net investment income	0.00	(0.31)	(2.67)	(4.80)	(4.55)

Total distributions	0.00	(0.31)	(2.67)	(4.80)	(4.55)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.00	0.30	2.70	4.91	4.65
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51	0.52	0.49	0.55	0.53
Net ratio of expenses to average net assets (%) (a)	0.34	0.48	0.49	0.55	N/A
Ratio of net investment income to average net assets (%)	0.00	0.35	2.64	4.81	4.57
Net assets, end of period (in millions)	$408.95	$9.96	$12.39	$11.20	$10.14

(a)	Net ratio of expenses to average net assets includes the effect of management fee waivers and voluntary distribution and service fee waivers as detailed in the Notes to Financial Statements included in the Portfolio’s annual report for the period ended December 31, 2010.

BlackRock Money Market Portfolio

17

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semiannual Reports

Contain additional information about the Portfolio’s investments and performance. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Fund for the fiscal year ended December 31, 2011, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.

Statement of Additional Information (“SAI”)

Provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:

Metropolitan Series Fund, Inc.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

1-800-638-7732

Free copies of the SAI and annual and semiannual reports are available at the following website: www.metlife.com/variablefunds.

Information about the Portfolio, including the annual and semiannual reports and SAI, may also be obtained from the Securities and Exchange Commission (“SEC”):

■	In person	Review and copy documents in the SEC’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).

■	Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.

■	By mail or e-mail	Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE # 811-03618

Class A, Class B, Class D, Class E, Class F and Class G

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2012

ASSET ALLOCATION PORTFOLIOS

MetLife Conservative Allocation Portfolio

MetLife Conservative to Moderate Allocation Portfolio

MetLife Moderate Allocation Portfolio

MetLife Moderate to Aggressive Allocation Portfolio

U.S. EQUITY PORTFOLIOS

BlackRock Large Cap Value Portfolio

BlackRock Legacy Large Cap Growth Portfolio

Davis Venture Value Portfolio

FI Value Leaders Portfolio

Jennison Growth Portfolio

MetLife Stock Index Portfolio

MFS® Value Portfolio

T. Rowe Price Large Cap Growth Portfolio

Zenith Equity Portfolio

BlackRock Aggressive Growth Portfolio

Met/Artisan Mid Cap Value Portfolio

MetLife Mid Cap Stock Index Portfolio

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

Neuberger Berman Genesis Portfolio

Russell 2000® Index Portfolio

T. Rowe Price Small Cap Growth Portfolio

INTERNATIONAL/GLOBAL EQUITY

PORTFOLIOS

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Met/Dimensional International Small Company Portfolio

Morgan Stanley EAFE® Index Portfolio

Oppenheimer Global Equity Portfolio

SECTOR PORTFOLIO

Van Eck Global Natural Resources Portfolio

EQUITY AND FIXED-INCOME PORTFOLIOS

BlackRock Diversified Portfolio

MFS® Total Return Portfolio

FIXED-INCOME PORTFOLIOS

BlackRock Bond Income Portfolio

Barclays Capital Aggregate Bond Index Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

MONEY MARKET PORTFOLIO

BlackRock Money Market Portfolio

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to the prospectuses of the Portfolios of the Metropolitan Series Fund, Inc. (the “Fund”) dated April 30, 2012, as any prospectus may be supplemented or amended from time to time (each, a “Prospectus”), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2011 accompanies this SAI. The audited financial statements included in the annual report, including any notes thereto, and the report of the independent registered public accounting firm thereon are incorporated by reference into this document, which means that their contents are legally considered to be a part of this Statement of Additional Information. A copy of a Portfolio’s Prospectus and annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn: Annuity Fulfillment Unit – MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling (800) 638-7732.

GENERAL

Defined terms used in this SAI, but not defined herein, are used as they are defined within a Portfolio’s Prospectus.

INVESTMENT POLICIES

The investment objective(s) and principal investment strategies of each Portfolio (each, a “Portfolio,” and, collectively, the “Portfolios”) of the Metropolitan Series Fund, Inc. (the “Fund”) are set forth in such Portfolio’s Prospectus. There can be no assurance that a Portfolio will achieve its investment objective(s). The information that follows sets out certain investment policies of certain Portfolios. For more information about the investment policies of each Portfolio, see below under “Investment Restrictions” and “Investment Practices and Risks” and the Prospectus.

Each of MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio and MetLife Moderate to Aggressive Allocation Portfolio (each, an “Asset Allocation Portfolio” and, collectively, the “Asset Allocation Portfolios”) operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio” and, collectively, the “Underlying Portfolios”). In addition to the fees directly associated with an Asset Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Each Underlying Portfolio may have a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which each Asset Allocation Portfolio may invest as of the date of this SAI, please see such Portfolio’s Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the Underlying Portfolios’ Prospectuses and to any information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled “Investment Restrictions” and “Investment Practices and Risks.” For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please see the April 30, 2012 Prospectus and statement of additional information of MIST (SEC File No. 811-10183).

Except as otherwise indicated, each Portfolio’s investment objective(s) and policies set forth in such Portfolio’s Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio’s policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

The terms “shareholder approval” and “approval of a majority of the outstanding voting securities,” as used in a Portfolio’s Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

Although the Portfolio will not normally invest in the securities of U.S. issuers, it may make such investments. The Portfolio may make significant investments in securities of emerging market issuers, and the percentage of the Portfolio invested in emerging market issuers may exceed, under normal circumstances, the percentage of the MSCI All Country World ex-U.S. Index (the “Index”) represented by emerging market issuers by up to 15 percentage points. For example, if securities of emerging market issuers represent 25% of the value of the Index, the Portfolio could, under normal circumstances, invest up to 40% of its total assets in securities of emerging market issuers.

Although the Portfolio is normally fully invested in equity and permissible equity-like positions, it may increase its cash or non-equity position up to 20% during times of high market volatility and tactical repositioning. The Portfolio may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, including high-yield debt instruments (but in no event will an amount exceeding 10% of the Portfolio's total assets be invested in such high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when Baillie Gifford Overseas Limited (“Baillie Gifford”), the Portfolio’s subadviser, perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on idle cash. The Portfolio may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the “World Bank”). The Portfolio also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices.

BlackRock Aggressive Growth Portfolio, BlackRock Legacy Large Cap Growth Portfolio and BlackRock Large Cap Value Portfolio

The Portfolios may invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

The Portfolios may hold up to 100% of their assets in cash or high-quality debt securities for temporary defensive purposes. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by Standards & Poor’s Corporation (“S&P”) or the “Prime” major rating category by Moody’s Investor Services, Inc. (“Moody’s”), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Under normal market conditions, the Portfolios will not invest more than 10% of their assets in investment companies, including money market funds and exchange traded funds (“ETFs”), including those managed by the Portfolios’ subadviser or its affiliates. To eliminate the duplication of advisory fees, BlackRock Advisors, LLC (“BlackRock”) has agreed to waive the subadvisory fee it receives for subadvising the Portfolios in an amount equal to any advisory fee it receives as a result of any investment the Portfolios make in an investment company advised by BlackRock. In turn, MetLife Advisers will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolios.

Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolios use, among other things, these ratings to determine credit quality. The Portfolio may invest in debt instruments that are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on BlackRock’s credit research.

BlackRock Bond Income Portfolio

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P or the “Prime” major rating category by Moody’s, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Under normal market conditions, the Portfolio will not invest more than 10% of its assets in investment companies, including money market funds and exchange traded funds (“ETFs”), including those managed by the Portfolio’s subadviser or its affiliates. To eliminate the duplication of advisory fees, BlackRock has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment the Portfolio makes in an investment company advised by BlackRock. In turn, MetLife will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.

Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses, among other things, these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on BlackRock’s credit research.

BlackRock Diversified Portfolio

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P or the “Prime” major rating category by Moody’s, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Under normal market conditions, the Portfolio will not invest more than 10% of its assets in investment companies, including money market funds and exchange traded funds (“ETFs”), including those managed by the Portfolio’s subadviser or its affiliates. To eliminate the duplication of advisory fees, BlackRock has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment the Portfolio makes in an investment company advised by BlackRock. In turn, MetLife will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.

Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses, among other things, these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on BlackRock’s credit research.

BlackRock Money Market Portfolio

In determining how much of the Portfolio’s investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. “Asset-backed mortgages” include private pools of nongovernment-backed mortgages.

The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investments, if any, in such obligations will consist principally of obligations that are issued by U.S. branches and agencies of foreign banks for sale in the U.S. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

The securities purchased by the Portfolio are also subject to the maturity, quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”) and other rules of the Securities and Exchange Commission (“SEC”). The Portfolio invests in securities maturing within 397 days or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 60 days. However, the dollar-weighted average life to maturity of the Portfolio may be as long as 120 days because, among other things, certain variable rate debt instruments are considered, for purposes of calculating the Portfolio’s dollar-weighted average portfolio maturity, to mature sooner than when the principal amount of the debt must unconditionally be re-paid. See also the section entitled “Determination of Net Asset Values.”

In seeking to provide a high level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio’s investment portfolio of money market instruments. The value of the securities in the Portfolio’s investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable and may result in the Portfolio’s net asset value per share declining below $100 per share.

Davis Venture Value Portfolio

The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio’s total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

FI Value Leaders Portfolio

As a non-fundamental policy, the Portfolio typically will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Jennison Growth Portfolio

The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the SEC.

Loomis Sayles Small Cap Core Portfolio and Loomis Sayles Small Cap Growth Portfolio

As described in each Portfolio’s Prospectus, each Portfolio normally invests at least 80% of its assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution.

Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

The Portfolio may invest in money market instruments rated “A-3” or higher by Standard & Poor’s, “Prime-3” or higher by Moody’s and “F3” or higher by Fitch. With respect to real estate investments, as a matter of operating policy, the Portfolio will not invest in real estate limited partnership interests other than partnerships organized as REITs.

Met/Dimensional International Small Company Portfolio

Market Capitalization Weighted Approach

The investment strategy of the Portfolio involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting will be adjusted by the subadviser, based on a variety of factors. The Portfolio may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the Portfolio. Additionally, the subadviser may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by the subadviser given market conditions. The subadviser may exclude the eligible security of a company that meets applicable market capitalization criteria if it determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting. Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management), (ii) treasury shares, or (iii) shares subject to foreign ownership restrictions. Deviation from market capitalization weighting also will occur because the subadviser generally intends to purchase in round lots. Furthermore, the subadviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of the Portfolio’s assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. Block purchases of eligible securities may be made at what the subadviser views as opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the subadviser will prepare a list of companies whose stock is eligible for investment by the Portfolio. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the subadviser’s then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of the Portfolio change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale. Country weights may be based on the total market capitalization of companies within each country.

MFS Total Return Portfolio

The Portfolio may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

MFS Value Portfolio

As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate value of all call and put options then held would exceed 10% of its net assets.

Oppenheimer Global Equity Portfolio

Although the Portfolio may invest up to 15% of its net assets in illiquid securities, the Portfolio does not intend to invest more than 10% of its net assets in illiquid securities.

The Portfolio will not enter into swaps with respect to more than 25% of its total assets.

The Portfolio does not normally invest more than 5% of its total assets in debt securities. For purposes of this limitation, the term “debt securities” does not include securities convertible into common or preferred stock.

T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio

Each Portfolio may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

Each Portfolio may invest in other investment companies advised by the Portfolio’s subadviser. T. Rowe Price offers investment vehicles for the cash reserves of client accounts. T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation – T. Rowe Price Reserve Investment Fund (“RIF”) and T. Rowe Price Government Reserve Investment Fund (“GRF”), each a series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future.

Each Portfolio may invest up to 25% of its total assets in RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. To the extent a Portfolio invests in RIF or GRF, that Portfolio will not pay an advisory fee to the investment manager at T. Rowe Price but will bear its proportionate share of RIF’s and GRF’s expenses.

Each Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

Each Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

Van Eck Global Natural Resources Portfolio

The term “natural resource companies” includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to natural resources.

Since the market action of natural resources securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Natural resources securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including natural resources securities. The Portfolio may invest more than 50% of the Portfolio in any one of the above sectors. Natural resource investments are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

The portfolio may invest up to 20% of its net assets in securities issued by other investment companies, including open-end and closed end funds and ETFs. The Portfolio may also invest in money market funds, but these funds are not subject to this limitation. The Portfolio may invest in investment companies which are sponsored or advised by Van Eck Associates Corporation (“Van Eck”) and/or its affiliates (each, a “Van Eck Investment Company”). However, in no event will the Portfolio invest more than 5% of its net assets in any single Van Eck Investment Company. To eliminate the potential duplication of advisory fees, Van Eck has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment in a Van Eck Investment Company by the Portfolio. In turn, MetLife Advisers will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.

The Portfolio may buy and sell commodity futures contracts, which may include futures on natural resources and natural resources indices.

The Portfolio will seek to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) to qualify as a regulated investment company, in order to prevent double taxation of the Portfolio and its shareholders and to preserve the tax-favored status of the variable life insurance and variable annuity contracts funded by the Portfolio. One of the requirements is that at least 90% of the Portfolio’s gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts and certain other transactions do not currently qualify as income for purposes of the 90% test. The extent to which the Portfolio may engage in such futures contract transactions and certain other transactions may be materially limited by this test. Please see the section “Taxes” for more detailed discussion.

Western Asset Management Strategic Bond Opportunities Portfolio

The Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such Loans from third parties. See “Investment Practices and Risks–Loan Participations, Assignments and Other Direct Indebtedness” below.

Certain of the debt securities in which the Portfolio may invest may be rated as low as “C” by Moody’s or “D” by S&P or, if unrated, determined by Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield securities and are commonly known as “high yield debt” or “junk bonds.” See “Investment Practices and Risks–Lower Rated Fixed-Income Securities” below. See Appendix A for more complete information on security ratings.

In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

There is no limit on the value of the Portfolio’s assets that may be invested in the securities of any one country or in assets denominated in any one country’s currency.

The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

The Portfolio’s subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

Although the Portfolio’s investment objective is to maximize total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Portfolio’s use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

Western Asset Management U.S. Government Portfolio

Any guarantee of the securities in which the Portfolio invests will run only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying securities. In addition, any such guarantee will run to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

Up to 10% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated “investment grade” (i.e., securities that earn one of the top four ratings from Moody’s or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

Zenith Equity Portfolio

The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers generally invests the Portfolio’s assets approximately equally among the Pioneer Fund Portfolio of MIST and the Jennison Growth Portfolio and FI Value Leaders Portfolio of the Fund (the “Zenith Underlying Portfolios”). MetLife Advisers seeks to maintain this equal division of assets among the Zenith Underlying Portfolios by rebalancing the Portfolio’s assets each fiscal quarter. Each Zenith Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Zenith Underlying Portfolio to its own investment risks. For information regarding the investment strategies of the Zenith Underlying Portfolios, and the risks associated with those strategies, please refer to the Portfolio’s Prospectus and the information above which relates to the Zenith Underlying Portfolios and the sections below entitled “Investment Restrictions” and “Investment Practices and Risks.” For additional information about the investment strategies and associated risks of the Pioneer Fund Portfolio, a series of MIST, please see the prospectus and statement of additional information of MIST (SEC File No. 811-10183).

INVESTMENT RESTRICTIONS

The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the 34 Portfolios. Fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Any Portfolio that has adopted a non-fundamental policy to invest 80% of its net assets plus any borrowings for investment purposes in certain securities pursuant to Rule 35d-1(a)(2) or (a)(3) under the 1940 Act will notify shareholders in writing of any material change to such policy at least 60 days prior to any such change. Restrictions or policies stated as a maximum percentage of a Portfolio’s assets are only applied at the time of a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing or the asset coverage requirements of the 1940 Act for senior securities). Accordingly, any later increase or decrease resulting from a change in values, net assets, credit ratings or other circumstances will not be considered in determining whether the investment complies with the Portfolio’s restrictions and policies. A Portfolio’s investments in derivatives and other synthetic instruments that have economic characteristics similar to investments that are subject to a Portfolio’s restrictions or policies will be counted toward satisfaction of such restriction or policy. State insurance laws and regulations may impose additional limitations on a Portfolio’s investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio’s investments meet additional diversification or other requirements. A policy is fundamental only if such Portfolio’s Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions

None of the Portfolios will:

1.	Borrow money, except to the extent permitted by applicable law, regulation or order;

2.	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

3.	Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

4.	Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities, except that this restriction will not apply to Van Eck Global Natural Resources;

5.	Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

6.	Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of BlackRock Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order, and except that Van Eck Global Natural Resources will invest 25% or more of its total assets in “natural resource” industries as defined in that Portfolio’s Prospectus; or

7.	*Issue any senior securities except to the extent permitted by applicable law, regulation or order.

*	For purposes of fundamental investment restriction (7), collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security.

Non-Fundamental Investment Restrictions

None of the Portfolios will:

1.	Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

2.	*Invest more than 15% (5% in the case of BlackRock Money Market), of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (5% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

3.	Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

4.	**With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

5.	**With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

*	For purposes of non-fundamental investment restriction (2), “illiquid securities” is defined in this SAI under “Investment Practices and Risks – Illiquid Securities.”
**	The non-fundamental investment restrictions in (4) and (5) above do not apply to Van Eck Global Natural Resources.

Insurance Law Restrictions

The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions

Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Code. Because each Portfolio is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the investments of each Portfolio be “adequately diversified” in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to be treated as life insurance and annuity contracts for U.S. federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund and each Portfolio intend to comply with these requirements. Please see the section “Taxes” for more detailed discussion.

INVESTMENT PRACTICES AND RISKS

Recent Events

The United States and other countries have recently experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Portfolios may invest. During periods of extreme market volatility, prices of securities held by the Portfolios may be affected adversely due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Portfolios could go down, at times without regard to the financial condition of or specific events affecting the issuer of the security.

The recent instability in the financial markets has led the U.S. government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable.

Legislation or regulation may also change the way in which the Portfolios themselves are regulated. Such legislation or regulation could limit or preclude the Portfolios’ ability to achieve their investment objectives. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ portfolio holdings. Furthermore, volatile financial markets can expose the Portfolios to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. MetLife Advisers and the subadvisers will monitor developments and seek to manage the Portfolios in a manner consistent with achieving the Portfolios’ investment objectives, but there can be no assurance that they will be successful in doing so.

Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. There have been rising delinquency rates in loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused significant declines in the values of many mortgage-related investments, especially those subordinated to other interests and those backed by sub-prime obligations. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the mortgage- and asset-backed securities market, especially the sub-prime market. These events may increase the risk associated with these investments, including the volatility and illiquidity of these investments, and may make such investments more difficult to value.

In September 2008, the U.S. Treasury announced that the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie

Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, the U.S. Treasury took certain temporary actions in connection with the conservatorship, including entering into a contractual arrangement (each a “Senior Preferred Stock Purchase Agreement”) with each of FNMA and FHLMC under which, if FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The aggregate amount that may be contributed under each Senior Preferred Stock Purchase Agreement may not exceed the greater of (a) $200 billion, or (b) $200 billion plus the cumulative total of amount due under the Senior Preferred Stock Purchase Agreement determined for calendar quarters in calendar years 2010, 2011, and 2012, less the amount by which the recipient's (FNMA or FHLMC, as the case may be) total assets exceed its total liabilities determined as of December 31, 2012. FNMA and FHLMC are dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses.

On February 18, 2009, the Obama Administration announced the Making Home Affordable Plan (formerly the Homeowner Affordability and Stability Plan). Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by FNMA and FHLMC to be refinanced without obtaining additional credit enhancement beyond that already in place for that loan; and (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders and homeowners. To the extent that servicers and borrowers of FNMA and FHLMC participate in these programs in large numbers, it is likely that the costs incurred by FNMA and FHLMC associated with modifications of loans, servicer and borrower incentive fees and the related accounting impacts will be substantial.

Although some of these programs are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC, no assurance can be given that the initiatives described above will be successful. The obligations of FNMA and FHLMC are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than FNMA and FHLMC.

Investment Practices

The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices.

Each Asset Allocation Portfolio invests in shares of certain Underlying Portfolios and its performance is directly related to the ability of such Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios. Accordingly, each Asset Allocation Portfolio’s investment performance will be influenced by the investment practices of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Asset Allocation Portfolio allocates to the Underlying Portfolios utilizing such practices. Similar to the Asset Allocation Portfolios, Zenith Equity indirectly engages in the investment practices of the Zenith Underlying Portfolios. Information in “Investment Company

Securities” below also applies generally to direct investments that may be made by the Asset Allocation Portfolios and Zenith Equity.

A Portfolio may be subject to specific limitations on these investment practices, as stated above under “Investment Policies” or “Investment Restrictions” or in such Portfolio’s Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under “Investment Restrictions.” The Russell 2000 Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and MetLife Stock Index Portfolio are collectively referred to as the “Equity Index Portfolios” and, together with the Barclays Capital Aggregate Bond Index Portfolio, the “Index Portfolios.”

Investment Practices	Portfolios

Equity Securities	All Portfolios other than Barclays Capital Aggregate Bond Index and BlackRock Money Market

Convertible Securities	All Portfolios other than BlackRock Money Market

Fixed-Income Securities	All Portfolios

Money Market Instruments	All Portfolios

U.S. Government Securities	All Portfolios

Mortgage-Backed Securities, including Collateralized Mortgage Obligations	All Portfolios other than Equity Index Portfolios, Baillie Gifford International Stock and Met/Dimensional International Small Company

Stripped Mortgage Securities	All Portfolios other than Equity Index Portfolios, FI Value Leaders, Baillie Gifford International Stock and Met/Dimensional International Small Company

Asset-Backed Securities, including Collateralized Debt Obligations	All Portfolios other than Equity Index Portfolios, Baillie Gifford International Stock and Met/Dimensional International Small Company

Zero Coupon Securities	All Portfolios other than BlackRock Money Market, Equity Index Portfolios and Met/Dimensional International Small Company

Investment Practices	Portfolios
Lower Rated Fixed-Income Securities (High Yield Debt)	All Portfolios other than BlackRock Money Market, Equity Index Portfolios and Met/Dimensional International Small Company

Foreign Securities	All Portfolios

High Yield Foreign Sovereign Debt Securities	All Portfolios other than Equity Index Portfolios, BlackRock Money Market and Met/Dimensional International Small Company

Brady Bonds	All Portfolios other than Equity Index Portfolios, FI Value Leaders and Met/Dimensional International Small Company

Foreign Equity Depositary Receipts	All Portfolios other than Barclays Capital Aggregate Bond Index and BlackRock Money Market

Yankee Bonds	All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI Value Leaders, Baillie Gifford International Stock and Met/Dimensional International Small Company

Foreign Currency Transactions, including Forward Contracts, Futures and Options	All Portfolios other than BlackRock Money Market, Russell 2000 Index, MetLife Mid Cap Stock Index and MetLife Stock Index

Emerging Markets	All Portfolios other than BlackRock Money Market

Obligations of Supranational Agencies	All Portfolios other than Equity Index Portfolios and Met/Dimensional International Small Company

Illiquid Securities	All Portfolios

Rule 144A Securities and other Private Placement Securities	All Portfolios

Real Estate Investment Trusts	All Portfolios other than BlackRock Money Market

Investment Company Securities	All Portfolios

Exchange Traded Funds	All Portfolios other than BlackRock Money Market

Repurchase Agreements	All Portfolios

Investment Practices	Portfolios
Reverse Repurchase Agreements	All Portfolios other than FI Value Leaders and Baillie Gifford International Stock

Dollar Rolls	All Portfolios other than FI Value Leaders, Baillie Gifford International Stock and Met/Dimensional International Small Company

Purchasing and Selling Futures (and options thereon)	All Portfolios other than BlackRock Money Market

Purchasing and Selling Options	All Portfolios other than BlackRock Money Market

Eurodollar Futures and Options	All Portfolios other than BlackRock Money Market and FI Value Leaders

Loan Participations, Assignments and Other Direct Indebtedness	All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI Value Leaders and Met/Dimensional International Small Company

Swaps, Caps, Floors, Collars, Etc.	All Portfolios other than BlackRock Money Market

Credit Default Swaps	All Portfolios other than BlackRock Money Market and Met/Dimensional International Small Company

Inverse Floaters	All Portfolios other than BlackRock Money Market, Equity Index Portfolios and Met/Dimensional International Small Company

Structured Notes	All Portfolios except that BlackRock Money Market, Equity Index Portfolios and Met/Dimensional International Small Company may invest only in commodity-linked notes and credit-linked notes

Event-Linked Instruments	All Portfolios

Capital Securities	All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI Value Leaders, Baillie Gifford International Stock and Met/Dimensional International Small Company

Exchange Traded Notes (“ETNs”)	All Portfolios other than Met/Dimensional International Small Company, the Index Portfolios and Baillie Gifford International Stock

Investment Practices	Portfolios
Payment-in-Kind Securities (“PIKs”)	All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI Value Leaders, Baillie Gifford International Stock and Met/Dimensional International Small Company

Warrants	All Portfolios other than BlackRock Money Market

Indexed Securities	All Portfolios other than BlackRock Money Market and Met/Dimensional International Small Company

When-Issued Securities	All Portfolios

Forward Commitments	All Portfolios other than BlackRock Money Market

Hybrid Instruments	All Portfolios other than BlackRock Money Market and Met/Dimensional International Small Company (up to 10% of total assets for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth)

Short Sales	All Portfolios other than BlackRock Money Market

Lending of Portfolio Securities	All Portfolios

New Securities	All Portfolios

Equity Securities – The Portfolios listed above may invest in equity securities, which generally represent an ownership interest in a company. The most common form of equity security in the United States is common stock of a corporation, but equity securities also include preferred stock, warrants, securities convertible into common or preferred stocks, and interests in partnerships and foreign entities. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuers. In general, equity securities are more volatile and risky than fixed-income securities. The prices of equity securities generally rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Certain equity securities may pay a dividend. A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities. For further information on the risks equity securities are subject to see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios–Market Risk” and the risks discussed below.

Investment Style Risk – Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by a Portfolio’s subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Market Capitalization Risk – Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Convertible Securities – The Portfolios listed above may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed-income securities, depending on the price of the underlying security and the conversion price. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve credit risk, market risk and interest rate risk. For further information on these risks, see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.” Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures and that the Portfolio will have to reinvest the proceeds in a less desirable investment). The value of a convertible security will tend to be more susceptible to fixed-income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security.

An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to a Portfolio. A Portfolio’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, a Portfolio may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A Portfolio’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Portfolio may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Portfolio.

Fixed-Income Securities – The Portfolios listed above may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The rate of interest on fixed-income securities may be fixed or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Fixed-income securities are subject to credit risk, market risk and interest rate risk. For further information on these risks, see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.” Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. The Portfolio could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a “call option” and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Portfolio’s net asset value.

Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio’s investments in fixed-income securities will cause the net asset value of each class of the Portfolio to fluctuate also.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the fund’s share price would be expected to rise by about 5%. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond – that is, one with no coupon or sinking-fund payments – has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond’s current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond’s current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years’ maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. For example, a bond with 10 years’ duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years’ duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years’ duration. This same relationship generally holds true for the duration and price of the entire portfolio of a Portfolio.

A Portfolio that may invest in debt securities will generally be able to invest in variable or floating-rate securities, which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. The value of a Portfolio’s investment in certain of these securities may depend on the Portfolio’s right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from the Portfolio at par or make payment on short notice to the Portfolio of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.

The following constitutes a non-exhaustive description of the debt instruments that may be purchased by each Portfolio, some of which may only be used for investment for temporary defensive purposes, pending investment in other securities or for liquidity purposes.

U.S. Government Securities – are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association (“GNMA”), the Farmers’ Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S.

Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

Certificates of Deposit – are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

Bankers’ Acceptances – are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Commercial Paper – refers to promissory notes issued by corporations in order to finance their short-term credit needs. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed below in “Asset-backed Securities” would apply. Commercial paper is traded primarily among institutions. For a description of short-term debt obligation ratings see Appendix A. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.

Foreign Obligations – are obligations of foreign branches of U.S. banks and other foreign securities that are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio’s adviser or subadviser believes the risks are minimal.

Eurodollar Obligations – are obligations of foreign branches of foreign banks and foreign branches of U.S. banks.

TIPS and Inflation-Linked Bonds— Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities that have other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Portfolio also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. If inflation is lower than expected during the period a Portfolio holds the security, the Portfolio may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when a Portfolio invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company (“RIC”) and to eliminate any portfolio-level income tax liability under the Code.

Although inflation indexed bonds may protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by a Portfolio from inflation indexed bonds are included in the Portfolio’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Portfolio, even though principal is not paid until maturity.

Money Market Instruments – Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of approximately one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (the “IRS”) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity or tax treatment of the income received from these securities or the nature and timing of distributions made by a Portfolio.

U.S. Government Securities – The Portfolios listed above may invest in some or all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

U.S. Treasury Bills – Direct obligations of the United States Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

U.S. Treasury Notes and Bonds – Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

“Ginnie Maes” – Debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer’s Home Administration or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as a Portfolio, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” – FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-

through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

“Freddie Macs” – FHLMC is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

Ginnie Maes, Fannie Maes and Freddie Macs and certain other U.S. Government Securities are types of mortgage-backed securities. See “Mortgage-backed Securities” below for more information.

U.S. Government securities often may not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. For further information on credit risk and interest rate risk, see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.” Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio’s average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Backed Securities – Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid. For further information on credit risk, interest rate risk and market risk, see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.”

If the Portfolio purchases mortgage-backed securities that are subordinated to other interests in the same pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying adjustable rate mortgage securities (“ARMs”) likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio. If the life of a mortgage-backed security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

The Portfolios listed above may invest in the following types of mortgage-backed securities:

Privately Issued Mortgage Securities – These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations (“CMOs”; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities may be structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. A Portfolio will not limit its investments to mortgage- or asset-backed securities with credit enhancements.

Adjustable Rate Mortgage Securities – An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Collateralized Mortgage Obligations – A CMO is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. Although the underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio may be issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. The issuer’s obligation to make interest and principal payments may be secured only by the underlying portfolio of mortgages or mortgage securities. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In a typical CMO transaction, the issuer of the CMO debt security uses proceeds from the CMO offering to buy mortgages or mortgage securities. The issuer then pledges the mortgages or mortgage securities to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the mortgages or mortgage securities to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities. CMOs may be rated and sold as investment grade debt securities even though the majority of the underlying collateral is comprised of below-investment grade securities. Furthermore, CMOs that are largely backed by subprime obligations may be illiquid, resulting in the Portfolio having to hold such securities when it may not be advantageous to do so, or sell them for less than they are believed to be worth.

Mortgage Dollar Roll Transactions – The Portfolios listed above may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, a Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon, among other things, the adviser’s or subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools.

Mortgage dollar roll transactions are subject to the risk that the value of the securities a Portfolio is obligated to purchase may decline below the agreed upon purchase price. In addition, a Portfolio may incur higher expenses if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject a Portfolio to leveraging risk.

TBA Mortgage Securities – TBA refers to “To Be Announced.” These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Stripped Mortgage Securities – The Portfolios listed above may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as “Super POs,” “Levered IOs” and “IOettes,” all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

Under the Code, certain stripped mortgage securities may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

Stripped Mortgage Securities are subject to the risks of mortgage-backed securities. See “Mortgage-backed Securities” above.

Asset-Backed Securities – The Portfolios listed above may invest in asset-backed securities, including collateralized debt obligations (“CDOs”). CDOs are fixed-income securities that are collateralized by a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio’s adviser or subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio’s investments in illiquid securities.

Asset-backed securities are structured like mortgage-backed securities, but instead of only mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal depend primarily or solely on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. For further information on credit risk, interest rate risk and market risk, see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.”

Unlike certain other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

If the Portfolio purchases asset-backed securities that are subordinated to other interests in the same asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. An unexpectedly high or low rate of pre-payments on a pool’s underlying assets may have a similar effect on subordinated securities. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Types of Credit Support – Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include “senior subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Zero Coupon Securities – The Portfolios listed above may invest in zero (or step) coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity) consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their return on their investment is expected to be. Certain other zero coupon securities, which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciate more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and may not be considered illiquid.

Zero coupon securities pay no interest for some or all of their life. Current U.S. federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for U.S. federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy its distribution requirements. Interest is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. These securities involve special credit and duration risks, as the value of the interest payments could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may special credit and duration risks, as the value of the interest payments could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years. For further information on credit risk and interest rate risk, see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.”

Lower Rated Fixed-Income Securities (High Yield Debt) – The Portfolios listed above may invest in high yield debt. Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard and Poor’s (or any other nationally recognized rating agency or, if the securities are unrated, judged by the relevant adviser or subadviser to be of similar quality) are considered “investment grade.” Fixed-income securities rated below “investment grade” are considered high yield securities and are commonly known as “high yield debt” or “junk bonds.” Lower quality fixed-income securities generally pay higher rates of interest, but are subject to greater credit and market risk than higher quality fixed-income securities because, among other things, there is a greater risk that the borrower will default on its obligations. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective(s) may be more dependent on the relevant adviser’s or subadviser’s own credit analysis than it would be for a Portfolio investing in higher quality bonds. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher potential return to compensate it for the additional credit risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.

A Portfolio that invests in high yield debt securities that are rated C or below, or “distressed securities,” will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied. For more information, including a detailed description of the ratings assigned by S&P, Moody’s and Fitch, Inc., please refer to “Appendix A – Description of Security Ratings.”

Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage (i.e., a measure of how much a company has borrowed in relation to its shareholders’ equity). High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Portfolio’s fixed-income assets. Conversely, during periods of rising interest rates, the value of a Portfolio’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price. For further information on credit risk, interest rate risk and market risk, see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.”

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

Foreign Securities – The Portfolios listed above may invest in foreign securities. Unless otherwise indicated in a Portfolio’s Prospectus or this SAI with respect to a Portfolio, foreign securities refer to securities of issuers organized or headquartered outside the United States or primarily traded outside the United States.

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect a Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded. A Portfolio’s receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, a Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, nationalization or expropriation of assets, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Portfolio’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

To the extent a Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect a Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although a Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to a Portfolio.

In addition, although part of a Portfolio’s income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into

U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Continuing uncertainty as to the status of the Euro, the European Monetary Union (the “EMU”) and the financial condition of its member countries has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of a Portfolio’s portfolio investments.

Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares (“WEBS”) and similar securities that invest in securities included in foreign securities indices. See “Foreign Equity Depositary Receipts.”

Regulation and Access to Information – Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States. For example, non-U.S. countries may have bankruptcy laws that are significantly different than U.S. bankruptcy law. This may result in a Portfolio having limited or no recourse if a non-U.S. issuer defaults or goes bankrupt, which could result in substantial losses to the Portfolio.

Regional and National Risk – News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk – As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. The adviser or subadviser may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although the adviser or subadviser does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio’s foreign currency exposure. However, it cannot be assured that these techniques will be effective.

High Yield Foreign Sovereign Debt Securities – The Portfolios listed above may invest in high yield foreign sovereign debt securities, which are typically issued by developing or emerging market countries. Such countries’ ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country’s cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the “IMF”), the World Bank and other international agencies, the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds.

Investments in High Yield Foreign Sovereign Debt Securities are subject to risks similar to investments in “Lower-Rated Fixed-Income Securities (High Yield Debt)” discussed above. For further information on credit risk, interest rate risk and market risk, see “Additional Information Regarding the Risks of Investing in the Portfolios.”

Brady Bonds – The Portfolios listed above may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio’s holdings by causing the Portfolio to suffer a loss of interest or principal on its Brady Bond holdings. Brady Bonds involving an emerging market country are included in any Portfolio’s limitation on investments in emerging markets. For further information on credit risk, see “Additional Information Regarding the Risks of Investing in the Portfolios.”

Foreign Equity Depositary Receipts – In addition to purchasing foreign securities directly, each Portfolio listed above may purchase Foreign Equity Depositary Receipts, including non-voting depositary receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank, or issued by an affiliate of an exchange. The Portfolios listed above may invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). In addition, the Portfolios listed above may invest in American Depositary Receipts (“ADRs”), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank or foreign stock exchange similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

Foreign Equity Depositary Receipts can be either “sponsored” or “unsponsored.” Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs that are quoted in U.S. dollars, a Portfolio may avoid foreign risks during the settlement period for purchases and sales.

Yankee Bonds – The Portfolios listed above may invest in Yankee bonds, which are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options – The Portfolios listed above may engage in foreign currency transactions to protect against or benefit from a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to “lock in” the equivalent of a dividend or interest payment in another currency, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date at a specified price (“forward foreign currency exchange contracts”). A forward foreign currency exchange contract is an obligation to purchase or sell a specific non-U.S. currency at an agreed exchange rate (price) at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward, sometimes referred to as a “cross-hedge,” is a forward contract to sell a specific non-U.S. currency in exchange for another non-U.S. currency and may be used when the price of one of those

non-U.S. currencies is expected to experience a substantial movement against the other non-U.S. currency. A Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio’s liquid holdings that settle in the relevant currency and the Portfolio’s outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

Subject to the investment policies described above in “Investment Policies” and “Investment Restrictions” and in each Portfolio’s Prospectus, the Portfolios listed above may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain Portfolios may also purchase options on foreign currencies. See “Purchasing and Selling Options on Securities,” and “Purchasing and Selling Futures (and options thereon)” below. A Portfolio’s use of such transactions may be limited by tax considerations.

Emerging Markets – The Portfolios listed above may invest in the securities of issuers in emerging market countries (up to the limit of each Portfolio’s ability to invest in foreign securities, unless otherwise specified). In addition to the risks of foreign securities discussed in a Portfolio’s Prospectus and this SAI under “Foreign Securities,” emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals. Political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Portfolio’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Portfolio, the subadviser, its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign investors or limit investment by foreign investors to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Portfolio. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. Due to restrictions on direct investment in equity securities in certain emerging market countries, it is anticipated that a Portfolio may invest in such countries only through other investment funds in such countries. See “Investment Company Securities” below.

Emerging market countries in many cases do not have a sophisticated or well-established capital market structure for the sale and trading of securities. The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Participation in the investment markets in some of those countries may be available initially or solely through investment in joint ventures, state enterprises, private placements, unlisted securities or other similar illiquid investment vehicles.

The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

In addition, although investment opportunities may exist in emerging market countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies that may be occurring. As a result investment opportunities that may currently exist may be threatened.

Prior authoritarian governments of certain emerging market countries previously expropriated large amounts of real and personal property, which may include property that will be represented by or held by entities issuing the securities a Portfolio might wish to purchase. In many cases, the claims of the prior property owners against those governments were never finally settled. There can be no assurance that any property represented by or held by entities issuing securities purchased by a Portfolio will not also be expropriated, nationalized, or confiscated. If that property were confiscated, the Portfolio could lose a substantial portion of its investments in such countries. A Portfolio’s investments could also be adversely affected by exchange control regulations imposed in any of those countries.

Obligations of Supranational Agencies – The Portfolios listed above may invest in obligations issued by supranational agencies such as the World Bank which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations’ steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities – Each Portfolio may invest up to 15% (5% in the case of BlackRock Money Market) of its net assets in “illiquid securities,” that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio’s subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (5% in the case of BlackRock Money Market) of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in, the subadviser’s opinion the best interest of the Portfolio’s shareholders.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. A Portfolio may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the adviser or subadviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Rule 144A Securities and other Private Placement Securities – The Portfolios listed above may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors (and, in the case of Rule 144A securities, to qualified institutional buyers), such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. Rule 144A and other private placement securities are treated as illiquid, unless the Portfolio’s subadviser has determined, under guidelines established by the Fund’s Board of Directors (the “Board”), that the particular issue of Rule 144A or other private placement securities is liquid. Rule 144A and other private placement securities are also subject to, among others, liquidity risk, market risk and interest rate risk. For more information on these risks, see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.”

Real Estate Investment Trusts (“REITs”) – The Portfolios listed above may invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may decline in value when the property they own declines in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income they distribute to shareholders provided that they comply with certain requirements under the Internal Revenue Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk. For further information on credit risk, interest rate risk and market risk, see “Additional Information Regarding the Risks of Investing in the Portfolios

A Portfolio’s investment in a REIT may require the Portfolio to accrue and distribute income not yet received or may result in the Portfolio making distributions that constitute a return of capital to Portfolio shareholders for U.S. federal income tax purposes. In addition, distributions by a Portfolio from REITs will not qualify for the corporate dividends-received deduction.

Investment Company Securities – The Portfolios listed above may invest in other investment companies (“Investment Company Securities”) to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio’s subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio’s own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. To the extent a Portfolio invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than the adviser or subadviser of the Portfolio.

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs (see below), involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. A Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Each of the Asset Allocation Portfolios and Zenith Equity pursues its respective investment objective by investing its assets in securities of other investment companies. In the case of Zenith Equity, these other investment companies are Pioneer Fund Portfolio of MIST and FI Value Leaders and Jennison Growth of the Fund. For more information about the investment companies in which the Asset Allocation Portfolios may invest, please see their Prospectuses.

Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio’s limitation on investment in other investment companies.

Exchange Traded Funds – The Portfolios listed above may invest in Exchange Traded Funds (“ETFs”) subject to the restrictions on the percentage of such Portfolios’ assets that may be represented by Investment Company Securities and are subject to risks similar to the risks of investing in Investment Company Securities. ETFs, such as iShares and SPDRs, are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts (UITs). Unlike typical open-end funds or UITs, ETFs do not sell or redeem their individual shares at net asset value. Instead, ETFs sell and redeem ETF shares at net asset value only in large blocks (such as 50,000 ETF shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end funds and UITs, which issue redeemable shares, and of closed-end funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable. ETFs traded in the United States are typically based on specific domestic and foreign market indices. These indices may be based or broad or narrow indexes, including indices of companies in a particular industry or sector. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the ETF that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. To the extent a Portfolio invests in ETFs, it will bear its proportionate share of the ETF’s fees and expenses.

Repurchase Agreements – The Portfolios listed above may enter into repurchase agreements by which a Portfolio purchases a security (usually a U.S. Government security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio’s adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market.

Repurchase agreements are subject to credit and counterparty risk. In the event a counterparty to a repurchase agreement defaults, becomes insolvent or otherwise becomes unable or unwilling to honor its obligation to a Portfolio, the Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

Reverse Repurchase Agreements and Dollar Rolls – The Portfolios listed above may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Additional information about specific limitations on reverse repurchase agreements applicable to the Portfolios may be set out above under “Investment Policies” and “Investment Restrictions”.

Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. The use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involves higher expenses. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by a Portfolio for purposes of determining the limitations on each Portfolio’s borrowings described under the heading “Investment Restrictions.”

Purchasing and Selling Futures (and options thereon) – The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios may be set out above under “Investment Policies” and “Investment Restrictions.”

Futures Contracts – A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency, a foreign currency index, or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). In the case of futures on an index (a “stock index future”), the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as “initial margin,” an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin” or “maintenance margin.” A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio’s custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts. Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period.

Options on Futures – An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

The Portfolios are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA. For a discussion of additional risks related to futures and options, see the discussion below and “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios–Derivatives Risk.”

Purchasing and Selling Options – The Portfolios listed above may purchase and sell options, including options on securities and securities indices. An option on a security gives the holder the right, but not the obligation, to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An “American style” option allows exercise of the option at any time during the term of the option. A “European style” option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under “Investment Policies” and “Investment Restrictions.” For further information on derivatives risk, see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.”

Writing Covered Options – The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio’s custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer’s position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

Closing a written call option will permit a Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit a Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

A Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, a Portfolio will have a net gain from the options transaction, and the Portfolio’s total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

Over-the-Counter Options – An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a

Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a “primary dealer” in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the “cover” assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is “in-the-money”).

Risks Related to Futures and Options – The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. A Portfolio’s use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that a Portfolio will be able to effect such compensation. The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, a Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, a Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission (“CFTC”). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Portfolio would have to exercise the option in order to realize any profit. If a Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time a Portfolio purchases foreign futures or options.

When a Portfolio purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Portfolio exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Portfolio will lose part or all of its investment in the option. This contrasts with an investment by a Portfolio in the underlying security, since the Portfolio will not realize a loss if the security’s price does not change.

The successful use of transactions in futures and options depends in part on the ability of a Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that a Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Portfolio’s total return for such period may be less than if it had not engaged in the futures or option transaction.

Future Developments – This discussion relates to a Portfolio’s proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, a Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

Eurodollar Futures and Options – The Portfolios listed above may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked. For further information on derivatives risk, see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.”

Loan Participations, Assignments and Other Direct Indebtedness – The Portfolios listed above may invest a portion of their assets in loan participations (“Participations”) and other direct claims against a borrower. By purchasing a Participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the Portfolio’s having a contractual relationship only with the lender, not the borrower. The

Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the value of any collateral from a secured loan may decline, and there is no assurance that the liquidation of collateral would satisfy the corporate borrowers’ obligation or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Portfolio will acquire Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the subadviser to be creditworthy.

The liquidity of such agreements will be determined by a Portfolio’s subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security, and (5) the nature of the marketplace for trades and other factors, if any which the subadviser deems relevant to determining the existence of a trading market for the Participations.

Swaps, Caps, Floors, Collars, Etc. – The Portfolios listed above may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio’s borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio’s subadviser. A Portfolio’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Portfolio. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction, though these may be limited by applicable law in the case of a counterparty’s insolvency. Caps, floors and collars may not be as liquid as swaps.

The liquidity of such agreements will be determined by a Portfolio’s subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

The Portfolios listed above will maintain cash or appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio’s accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio’s accrued obligations under the agreement.

A Portfolio may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the “premium”) of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaptions are generally subject to the same risks involved in a Portfolio’s use of options. See “Purchasing and Selling Options” above.

The Portfolios may enter into total return swaps. Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where no physical securities are available, such as an interest rate index. Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide a Portfolio with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

The Portfolios may also enter into cross-currency swaps. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies.

For further information on credit risk and derivatives risk see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.”

Credit Default Swaps – The Portfolios listed above may, to the extent consistent with their investment strategies, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. Credit default swaps may in some cases be illiquid, and they may increase credit and counterparty risk (depending on whether a Portfolio is the buyer or seller of the swaps). Where a Portfolio buys a credit default swap, the Portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If a Portfolio’s subadviser is incorrect in its assessment of the issuer of the referenced obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into a credit default swap contract. The use of credit default swaps may be limited by the Portfolios’ limitations on illiquid investments. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).

When a Portfolio is the seller of a credit default swap contract, the Portfolio effectively adds leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swap transactions in which a Portfolio is the seller may require that the Portfolio liquidate portfolio securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

As there is currently no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. Developments in the swap market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

Although the Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover the full notional amount of the swap (less any amounts owed to the Portfolio from the buyer of the swap), segregation of assets will not limit the Portfolio’s exposure to loss from the swap transaction.

Credit default swaps also involve credit risk – that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation. For further information on credit risk and derivatives risk see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.”

Inverse Floaters – The Portfolios listed above may invest in inverse floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. Brokers typically create inverse floaters by depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. Inverse floaters may not be as liquid as other securities in which the Portfolios may invest. For further information on risks involved in investing in such securities, see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios–Derivatives Risk and Interest Rate Risk.”

Structured Notes – The Portfolios listed above may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) (i.e., a commodity-linked note), a foreign currency, an index of securities (such as the S&P 500 Index), an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply increased or reduced.

A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the reference instrument is often a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”). Many credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit. The purchaser of the CLN (the “Note Purchaser”) generally invests a par amount and receives a payment during the term of the CLN that typically equals a fixed or floating rate of interest. Upon maturity of the CLN, the Note Purchaser will typically receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “Credit Event”) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. An investment in a CLN is subject to, among other risks, interest rate risk, market risk, derivatives risk, issuer risk and credit and counterparty risk with respect to both the issuers of the Reference Credit and the Note Issuer.

Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio’s exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio’s portfolio as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Portfolio’s investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments. Investments in structured notes are generally of a class of structured notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured notes typically have higher yields and present greater risks than unsubordinated structured securities. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the subadviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. For further information on credit risk, derivatives risk and interest rate risk, see “Investment Practices and Risks–Additional Risks.”

Event-Linked Instruments – The Portfolios may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Portfolios may lose a portion or the entirety of principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase the Portfolio’s volatility. Event-linked exposure may also expose the Portfolios to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Capital Securities – The Portfolios listed above may invest in capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company’s subordinated debt.

Exchange Traded Notes (ETNs) – ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. For further information on credit risk, derivatives risk, and interest rate risk, see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.”

Payment-in-Kind Securities (“PIKs”) – The Portfolios listed above may invest in PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such obligations in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes or other factors than do the values of ordinary bonds. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations. For further information on credit risk and interest rate risk, see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.”

Warrants – The Portfolios listed above may invest in warrants, which are securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the “strike price”) for a limited period of time and, in the case of certain Portfolios, other equity securities attached to high yield bonds and other fixed-income securities. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet a warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities and is subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities – The Portfolios listed above may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

When-Issued Securities – The Portfolios listed above may invest in when-issued securities. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them. The risk of this loss is in addition to the Portfolio’s risk of loss on the securities actually in its portfolio at the time. In addition, when a Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. A Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a “when-issued” basis. Investments in when-issued securities also may subject the Portfolio to leveraging risk. For further information on leveraging risk, see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.”

Forward Commitments – The Portfolios listed above may purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Due to fluctuations in the value of the securities a Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so. The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Portfolio is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Portfolio may be adversely affected. Investments in forward commitments also may subject the Portfolio to leveraging risk.

Hybrid Instruments – The Portfolios listed above may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

Equity-linked debt securities are a type of hybrid instrument. At maturity, an equity-linked debt security of an issuer is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the subadviser expected.

For further information on credit risk, derivatives risk and interest rate risk, see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.”

Short Sales – A short sale transaction (or short position) often involves the sale by the Portfolio of a security that it does not own. The Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. A Portfolio may enter into a short position with respect to a security or reference instrument when it expects the value of the security or reference instrument to decline. If the value of the security sold short (or the reference instrument, in the case of a short derivative position) increases after the time the short position was opened, then the Portfolio will incur a loss, which may be equal to the increase in value of the security (or reference instrument) sold short from the time that the short position was opened, plus any transaction costs associated with the position. The Portfolio may use a short position for investment purposes or for hedging and risk management purposes.

Each Portfolio listed above may enter into a short position if it owns (or has the right to acquire without further consideration) the security or reference instrument it has sold short, a practice known as selling short “against the box.” Short positions against the box may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities or reference instruments should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities or reference instruments should be wholly or partially offset by a corresponding loss in the short position. Short positions against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security or reference instrument. The Portfolio may also, to the extent permitted by law, engage in short positions where it does not own or have the right to acquire the security (or basket of securities) or reference instrument sold short at no additional cost (a so-called “naked” short position).

Short positions expose the Portfolio to the risk that it will be required to cover its short position at a time when the securities or reference instruments have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio’s loss on a short position could theoretically be unlimited in a case in which the Portfolio is unable, for whatever reason, to close out its short position. The use by the Portfolio of short positions in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Portfolio held only long positions. It is possible that the Portfolio’s long positions will decline in value at the same time that the value of the securities or reference instruments underlying its short positions increase, thereby increasing potential losses to the Portfolio. In addition, the Portfolio’s short selling strategies may limit its ability to fully benefit from increases in the relevant securities markets. Taking short positions also involves a form of financial leverage that may exaggerate any losses realized by the Portfolio. Also, there is the risk that the counterparty to a short position may fail to honor its contractual terms, causing a loss to the Portfolio. To the extent the Portfolio seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those associated with derivatives transactions.

Lending of Portfolio Securities – Each Portfolio may lend its portfolio securities to broker-dealers under contracts calling for collateral consisting of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities equal to at least the market value of the securities loaned, marked to market on a daily basis. A Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. If a loan is collateralized by non-cash collateral, the Portfolio generally will receive a fee from the borrower. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by a Portfolio. There can be no assurance that the Portfolio will be able to recall the securities in time for the Portfolio to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should, for example, the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Portfolio can dispose of it. A Portfolio bears the risk of loss in the value of any investments made with the collateral.

A Portfolio may pay finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities.

New Securities – The Portfolios listed above may invest in newly developed types of securities and related instruments that have attributes and risk profiles consistent with a Portfolio’s objective and strategies. There is typically less publicly available information about new securities as there is for similar investments that have been available for sale for longer. New securities may also be subject to, among others, market risk, liquidity risk and interest rate risk. For more information on these risks, see “Investment Practices and Risks–Additional Information Regarding the Risks of Investing in the Portfolios.”

Additional Information Regarding the Risks of Investing in the Portfolios. Each Portfolio’s Prospectus summarizes generally the principal risks of investing in a Portfolio. Each Portfolio, however, is subject to risks beyond the principal risks discussed in the Portfolio’s Prospectus. The following, together with the investment practices and corresponding risks described above, provides additional information regarding some of the other risks that may affect the value of an investment in the Portfolios and may also provide further information regarding the principal risks of investing in a particular Portfolio.

Credit Risk – The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. If a Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Credit risk will be heightened if a Portfolio invests in debt securities with medium- and lower-rated credit quality ratings.

Counterparty Risk – A Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. A Portfolio’s ability to realize a profit from such transactions will depend on the ability of the counterparty (the obligor) which it enters into the transaction to meet its obligations to the Portfolio. If a Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

Cyclical Opportunities Risk – A Portfolio, such as Oppenheimer Global Equity, may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the adviser or subadviser believes they have growth potential. A Portfolio might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Portfolio’s share prices.

Derivative Risk – A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Certain of the instruments in which a Portfolio may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are derivatives. The Portfolios may use derivatives to maintain exposure to a particular market, to enhance return, or to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, a Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, a Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivatives can significantly increase a Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value. Derivative transactions can be highly complex and can perform in unexpected ways, in which case a Portfolio’s investment or hedge may be unsuccessful. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. A Portfolio’s use of derivatives may be limited by tax considerations.

When a derivative or other instrument is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent a Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. A Portfolio’s investments in derivatives can significantly increase a Portfolio’s exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to a Portfolio under the derivative contract. Derivatives may increase a Portfolio’s costs, can be illiquid and involve the risk of improper valuation. Certain derivatives have the potential for unlimited loss. In addition, a Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

Due to their complexity, derivatives may not perform as intended. As a result, a Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. A Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself, because leverage tends to increase a Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. When a Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. There is no assurance that a Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. In its use of derivatives, a Portfolio may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies). Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The Portfolio may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of a Portfolio’s use of derivatives, which could have an adverse impact on the Portfolio. MetLife Advisers and/or the Portfolios’ subadvisers cannot predict the effects of these regulations on a Portfolio.

Interest Rate Risk – The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on a Portfolio’s investments in fixed-income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed-income security more if the security has a longer duration. Fixed-income securities with longer durations will therefore be more volatile than other fixed-income securities with shorter durations. Conversely, fixed-income securities with shorter durations will be less volatile but generally provide lower returns than fixed-income securities with longer durations. The average maturity and duration of a Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Pre-Payment and Call Risk – Fixed-income securities involve prepayment or call risk. Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. A Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if a Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a “call option” and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

Investing in Special Situations – Periodically, a Portfolio, such as Oppenheimer Global Equity, might use aggressive investment techniques. These might include seeking to benefit from what the adviser or subadviser of the Portfolio perceives to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur as expected by the sub-adviser, which could have a negative impact on the price of the issuer’s securities. The Portfolio’s investment might not produce the expected gains or could incur a loss.

Market Risk – A Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay or fail to make timely payments of interest and principal. If these events were to occur, the value of your investment would likely decline. Even if general economic conditions do not change, the value of your investment could decline if the particular industries, companies or sectors in which a Portfolio invests do not perform well. The value of a particular investment may fall as result of factors directly relating to the company that issued the investment, such as decisions made by its management, financial leverage, non-compliance with regulatory requirements, and lower demand for the company's products or services. A security's value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by a Portfolio’s subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its subadviser underweights markets or industries where there are significant returns, and could lose value if the subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed-income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of a Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by a Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Portfolio’s shares.

Leveraging Risk – Derivatives and other transactions in which a Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause a Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose a Portfolio to losses in excess of the amounts invested or borrowed.

A Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy it obligations or to meet segregation requirements.

Liquidity Risk – Certain securities held by a Portfolio may have a limited market and may be difficult (or impossible) to sell at a time and at a price that is advantageous to the Portfolio because of a limited market for, or restrictions on the resale of, such securities. As a result, a Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. The inability of a Portfolio to dispose of securities promptly or at a reasonable price could impair the Portfolio’s ability to raise cash for redemptions or other purposes. There is the possibility that a Portfolio may lose money on the sale of these securities or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Portfolio.

A Portfolio also may have to register certain restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage- and asset-backed securities, certain derivatives, or foreign or emerging market securities, which have all experienced periods of illiquidity, are particularly subject to liquidity risks. Because the market for illiquid investments is generally limited, a Portfolio may have more difficulty accurately valuing these investments.

Inverse Floaters and Related Securities Risk – Investments in inverse floaters and similar instruments expose a Portfolio to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Some inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose a Portfolio to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.

Securities Lending Risk – The risks associated with lending portfolio securities, as with other extension of secured credit, include, but are not limited to, delays in receiving additional collateral, delays in the recovery of the securities loaned, and possible declines in value of or loss of rights in the collateral should the borrower fail financially. A Portfolio bears the risk of loss in the value of any investments made with the collateral.

Passive Management Risk – A Portfolio that attempts to replicate the returns of an index, such as the Index Portfolios, may be more susceptible to risks than an actively managed portfolio because a passively managed portfolio generally will not use any defensive strategies to mitigate its risk exposure. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Asset Allocation Risk – The Asset Allocation Portfolios’ ability to achieve their investment objectives depend upon MetLife Adviser’s analysis of macroeconomic trends, outlook for various industries and asset class valuations and MetLife Adviser’s ability to select the appropriate mix of asset classes. Its evaluations and assumptions regarding such trends, outlooks and valuations may prove incorrect. For example, the investment performance of an Asset Allocation Portfolio may be adversely affected if the Asset Allocation Portfolio allocates a significant portion of its assets to an asset class that performs poorly, including relative to other asset classes. The Asset Allocation Portfolio may experience losses or poor relative performance if the asset classes in which the Asset Allocation Portfolio invests perform poorly or underperform other asset classes.

Large Shareholder Risk – To the extent that shares of an Underlying Portfolio are held by large shareholders (e.g., Asset Allocation Portfolios), they are subject to the risk that these shareholders will reallocate or rebalance their investments. These transactions will affect the Underlying Portfolios, since they may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash. This risk is particularly pronounced if one shareholder owns a substantial portion of an Underlying Portfolio. These transactions could adversely affect the Underlying Portfolios' performance to the extent that the Underlying Portfolios are required to sell investments or invest cash at times when they would not otherwise do so. These transactions may also increase transaction costs.

Industry Focus Risk – At times, a Portfolio may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others. To the extent that a Portfolio has greater emphasis on investments in a particular industry, its share value may fluctuate in response to events affecting that industry.

Focused Investment Risk – A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.

Forward Commitment, When-Issued and Delayed Delivery – Investments in forward commitments, when-issued and delayed delivery securities are subject to the risk that the value of the securities a Portfolio is obligated to purchase may decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities a Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments, when-issued and delayed delivery securities also may subject a Portfolio to leveraging risk.

Initial Public Offerings (“IPOs”) Risk – A Portfolio may purchase debt or equity securities in IPOs. These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and a Portfolio may hold securities purchased in an IPO for a very short period of time. As a result, a Portfolio’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may increase the amount of the distributions required to be made to shareholders.

A Portfolio’s investments in IPOs can have a significant positive impact on performance if there are large gains in initial trading. This impact on performance will be greater when a Portfolio’s asset base is smaller, and thus will decline as a Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Non-Diversification Risk – Van Eck Global Natural Resources may invest its assets in a small number of issuers. As a result, the Portfolio’s value will generally be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issuers than would be the value of a portfolio that invests in a larger number of issuers. Investing in a limited number of issuers may increase the volatility of the Portfolio’s investment performance as compared to funds that invest in a larger number of issuers. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a nondiversified fund than on a more broadly diversified fund.

Performance Risk – The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios, such as the Asset Allocation Portfolios or Zenith Equity, is directly related to the performance of the Underlying Portfolios. The ability of a Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. A Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios (except in the case of Zenith Equity, which allocates its assets equally among its three Underlying Portfolios). There can be no assurance that the investment objective of a Portfolio or any Underlying Portfolio will be achieved.

Over-the-Counter (“OTC”) Transactions Risk – A Portfolio may engage in over-the-counter transactions, which involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volumes than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in buying and selling these stocks at prevailing market prices.

Real Estate Investment Risk – Many of the companies in which Van Eck Global Natural Resources may invest own substantial amounts of or have substantial exposure to real estate and real-estate related investments, including undeveloped land, timber land, and land for resource exploration.

Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance would be especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.

Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.

Bank Loan Risk – Investments in bank loans expose a Portfolio to interest rate risk and the credit and counterparty risk of both the financial or other institution from which the Portfolio purchases bank loans and the underlying borrowers of those loans. In addition, the market for some bank loans may be illiquid and, therefore, a Portfolio may have difficulty valuing and selling these investments. A Portfolio may be dependent on third parties to enforce its rights against underlying borrowers.

Collateralized Bond Obligations Risk – Collateralized bond obligations (“CBOs”) are subject to varying degrees of credit risk depending on their level of credit protection and when they are entitled to receive payments of principal and interest. If a Portfolio purchases CBOs that are subordinated to other interests in the same pool of high yield debt securities, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the securities underlying CBOs may limit substantially the pool’s ability to make payments of principal or interest to a Portfolio as a holder of such subordinated interest, reducing the values of CBOs and potentially rendering them worthless.

United States Credit Rating Downgrade Risk – The events surrounding the U.S. federal government debt ceiling and the recent resulting agreement could adversely affect a Portfolio’s ability to achieve its investment objective. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by a Portfolio and the Fund itself. MetLife Advisers and/or a Portfolio’s subadviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on a Portfolio. MetLife Advisers and/or a Portfolio’s subadviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Quantitative Model Risk – A Portfolio’s portfolio managers may use quantitative analyses and/or models to manage the Portfolio, and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. A flaw in the design of a quantitative model, such as failing to incorporate material factors into the model or using incorrect or incomplete assumptions in the model, may result in the Portfolio having a lower return than if the Portfolio was managed using an alternative investment management strategy.

Sector Risk – To the extent that a Portfolio has significant investments in one or a few sectors, it bears more risk than a fund that maintains broad sector diversification because, for example, a decline in values of the securities of issuers in that sector (due to, e.g., an issue affecting companies in that sector) will affect the performance of the Portfolio greater than a fund that invests more broadly or evenly across sectors. Specific types of sector risk include the following:

Financial Services Risk – Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iii) Undiversified loan portfolios: financial services companies, whose securities the Portfolio purchases, may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (iv) Credit: financial services companies may have exposure to investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; (v) Competition: the financial services sector has become increasingly competitive; and (vi) Systemic risk: factors outside the control of a particular financial institution – like the failure of another significant financial institution or material disruptions to the credit markets – may adversely affect the ability of the financial institution to operate normally or may impair its financial condition.

Natural Resource Risk – Portfolios that concentrate investment in companies that derive their value from natural resources, and therefore may be particularly subject to risks affecting those companies. “Natural resources” may include, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and commodities.

Natural resource prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in a limited number of natural-resource-producing countries may have a direct effect on the commercialization of natural resources, and consequently, on their prices. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia. Substantially all the natural resource companies in which Van Eck Global Natural Resources may invest could be located in foreign countries, including emerging markets, and may be small capitalization companies.

Commodities Risk – Commodity prices can be extremely volatile and are affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs.

Technology Risk – Portfolios that the Asset Allocation Portfolios may invest in, such as RCM Technology Portfolio, a series of MIST, may concentrate investment in companies which utilize innovative technologies and therefore may be particularly subject to risks affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Directors has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Fund’s portfolio holdings information and to seek to prevent the selective disclosure of such information. The Fund reserves the right to modify these policies and procedures at any time without notice.

Only MetLife Advisers’ or a subadviser’s Chief Compliance Officer, principal executive or principal accounting officer, or persons designated by such officers (each, an “Authorized Person”) are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these policies and procedures, MetLife Advisers or a subadviser may disclose a Portfolio’s portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an Insurance Company website only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; (ii) the disclosure is in the best interest of the Fund; and (iii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Fund’s policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Fund’s service providers (e.g., custodian, distributors, counsel, independent registered public accounting firms) in order for the service providers to fulfill their contractual duties to the Fund; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Fund subadviser prior to the subadviser commencing its duties; (iv) the subadviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger or substituting Portfolio in a substitution; (v) consultants that provide research and consulting services to MetLife Advisers or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; (vi) a transition manager hired to liquidate or restructure a Portfolio and (vii) firms that provide pricing services, proxy voting services and research and trading services. Other service providers to whom portfolio information may be disseminated in accordance with the aforementioned procedures may include (a) financial printers and binding services; (b) document storage providers; (c) software vendors; (d) analytic tool providers; and (e) certain other law firms.

In accordance with the aforementioned procedures, MetLife Advisers, the subadvisers and/or their affiliates periodically disclose the Fund’s portfolio holdings information on a confidential basis to various service providers. Among the service providers to which MetLife Advisers, the subadvisers and/or their affiliates may periodically disclose the Fund’s portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:

• Abel /Noser Corp.	• Mathias & Carr
• Ashland Partners	• Morgan, Lewis & Bockius LLP
• Barclays Capital POINT	• Morningstar Associates, LLC
• Bloomberg L.P.	• MSCI BARRA, Inc.
• CDS/Computer	• Northern Trust
• Charles River	• OMGEO LLC
• Checkfree	• Edwards Angell Palmer and Dodge LLP
• Cogent Consulting	• Plexus
• Deloitte & Touche LLP	• Pricewaterhouse Coopers LLP
• Diversified Information Technologies, Inc.	• Proxy Governance, Inc.
• Eagle Investment Systems Corp.	• Radianz
• Electra Information Systems, Inc.	• Ropes & Gray LLP
• Elkins McSherry	• RR Donnelley
• FactSet Research Systems Inc.	• Salomon Analytics, Inc.

• Glass, Lewis & Co., LLC	• Standard and Poor’s Securities Evaluation Services
• Global Trading Analytics	• State Street Bank and Trust Company
• Institutional Shareholder Services (ISS)	• State Street Global Markets
• Investor Tools Perform	• Sullivan & Worcester LLP
• ITG, Inc.	• The MacGregor Group
• KPMG LLP	• Vestek Systems, Inc.
• Loan Pricing Corp.	• Wilshire Analytics/Axiom
• Mark-It Partners	• Wilshire Funds Management

The Fund’s policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by MetLife Advisers’ or the relevant subadviser’s Chief Compliance Officer and the Fund’s Chief Compliance Officer as in the best interests of the Fund, and only if such exceptions are reported to the Fund’s Board of Directors at its next regularly scheduled meeting.

Dissemination of a Portfolio’s nonpublic portfolio holdings information to Metropolitan Life Insurance Company (“MetLife”) enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Fund disseminates portfolio holdings information to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public.

Shares of the Fund are offered only to Separate Accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlife.com/variablefunds): (i) the complete portfolio holdings of each Portfolio; (ii) the 20 largest holdings of each Portfolio; and (iii) the percentage of each Portfolio’s net assets that each of the 20 largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, each Portfolio’s complete holdings will be posted on or about 30 calendar days following the end of each calendar quarter and each Portfolio’s 20 largest holdings will be posted on or about 45 calendar days following the end of each calendar quarter.

The Fund may exclude any information when doing so is deemed in the Fund’s best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, each Portfolio’s 20 largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

In addition to the above, the complete holdings of BlackRock Money Market will be posted monthly at www.metlife.com/variablefunds, current as of the last business day of the previous month, no later than the fifth business day of each month. The complete holdings of MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation and MetLife Moderate to Aggressive Allocation, current as of the end of the last calendar quarter, will be posted at

www.metlife.com/variablefunds on or about five business days following the end of each calendar quarter.

It is the policy of MetLife Advisers to comply with all applicable provisions of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings information.

RESOLVING MATERIAL CONFLICTS

Currently, shares in the Fund are available only to separate accounts established by MetLife, New England Life Insurance Company (“NELICO”), MetLife Investors USA Insurance Company (“MetLife Investors”), MetLife Insurance Company of Connecticut (“Met Connecticut”), MetLife Investors Insurance Company (“MLIC”), First MetLife Investors Insurance Company (“First MLIC”), Metropolitan Tower Life Insurance Company (“Met Tower”) or General American Life Insurance Company (“General American”) and their affiliates or their subsidiaries as an investment vehicle for variable life insurance or variable annuity products. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NELICO, MetLife Investors, Met Connecticut, MLIC, First MLIC, Met Tower or General American.

A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund’s Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NELICO, Met Connecticut, MetLife Investors, MLIC, First MLIC, Met Tower or General American. Such events might include changes in state insurance law or U.S. federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

DETERMINATION OF NET ASSET VALUES

The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the value of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

Expenses of each Portfolio are paid or accrued each day.

All Portfolios (other than BlackRock Money Market)

Each Portfolio other than BlackRock Money Market values its securities in the manner set forth below.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Valuation Committee of MetLife Advisers.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers or the relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market or, if traded on NASDAQ, the NASDAQ official closing price. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the principal market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on these foreign exchanges to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

Financial futures contracts, which are traded on commodity exchanges, are generally valued at their closing prices as of the close of such exchanges.

Options and financial futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts.

If no current market value quotation is readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. Market quotes are considered not readily available or reliable in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, a Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities and other assets for which market quotations are not readily available or reliable are valued at fair market value as determined by the Board or persons acting at their direction. Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available or reliable, to the adviser of the Portfolio.

The net asset value of each Asset Allocation Portfolio and Zenith Equity is calculated based on the net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above. For more information about the use of fair value pricing by the Underlying Portfolios that are portfolios of MIST, please refer to the prospectus for such Underlying Portfolios.

BlackRock Money Market

The portfolio securities of BlackRock Money Market will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of BlackRock Money Market may at times be more or less than their market value.

By using amortized cost valuation, BlackRock Money Market seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities. The yield on a shareholder’s investment may be more or less than that which would be recognized if the net asset value per share of each class of BlackRock Money Market were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio. Quarterly, the Fund’s Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class’ amortized cost price per share. BlackRock, subadviser to BlackRock Money Market, and MetLife Advisers each makes such comparisons at least weekly. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.

EXPENSES

Expense Agreement

Pursuant to an expense agreement relating to each class of MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, and MetLife Moderate to Aggressive Allocation, MetLife Advisers has agreed, from May 1, [        ] to April 30, [        ] to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio’s then-current fiscal year, which limits vary from Portfolio to Portfolio). For each Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of an Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio’s net average daily net assets) in effect from May 1, [        ] to April 30, [        ] are as follows:

Portfolio	Expense Limit Agreement
	Class A	Class B
MetLife Conservative Allocation	0.10%	0.35%
MetLife Conservative to Moderate Allocation	0.10%	0.35%
MetLife Moderate Allocation	0.10%	0.35%
MetLife Moderate to Aggressive Allocation	0.10%	0.35%

Also pursuant to the expense agreement, MetLife Advisers has agreed to waive, for the period May 1,

[        ] to April 30, [        ], a portion of its advisory fees for certain Portfolios. These fee waivers are described below in the section entitled “Advisory Fee Waivers” under “Advisory Arrangements Advisory Fee Waivers.”

Additional Information About Expenses

Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser, including, but not limited to, the charges and expenses of each Portfolio’s custodian, independent registered public accounting firm and legal counsel for the Fund and its Independent Directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Directors’ meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife Advisers or its affiliates, other than affiliated registered investment companies.

The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2011 and what each Portfolio’s expenses would have been without the expense agreement for the same period.

Portfolio	Total Operating Expenses (as a percentage of average daily net assets)				Total Operating Expenses (as a percentage of average daily net assets) without the expense agreement
	Class A		Class B		Class A		Class B
MetLife Conservative Allocation	[0.10	%]	[0.35	%]	[0.11	%]	[0.36	%]
MetLife Conservative to Moderate Allocation	[0.10	%]	[0.35	%]	N/A		N/A
MetLife Moderate Allocation	[0.06	%]	[0.31	%]	N/A		N/A
MetLife Moderate to Aggressive Allocation	[0.07	%]	[0.32	%]	N/A		N/A

These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio’s assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each class of certain Portfolios to certain percentages. These subsidies were subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses for more than a certain number of years after the end of the fiscal year in which such expense was incurred. As of December 31, 2010, there were no expenses deferred in prior years subject to repayment by MetLife Moderate Allocation and MetLife Moderate to Aggressive Allocation.

[For Met/Dimensional International Small Company, as of December 31, 2010, no expenses were deferred in 2009 or 2010. For the year end December 31, 2010, MetLife Advisers recovered the $60,648 of expenses that had been deferred in 2008 from the Portfolio.]

[For MetLife Conservative Allocation, as of December 31, 2010, the amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $32,823. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $52,647. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $57,938. The amount of expenses deferred in 2009 subject to repayment until December 31, 2014 was $70,498. The amount of expenses deferred in 2010 subject to repayment until December 31, 2015 was $71,127.]

[For MetLife Conservative to Moderate Allocation, as of December 31, 2010, no expenses were deferred in 2008, 2009 or 2010. For the year end December 31, 2010, MetLife Advisers recovered the $123,766 of expenses that had previously been deferred from the Portfolio.]

[For Van Eck Global Natural Resources, as of December 31, 2010, no expenses were deferred in 2009 or 2010. For the year end December 31, 2010, MetLife Advisers recovered the $35,760 of expenses that had been deferred in 2008 from the Portfolio.]

DIRECTORS AND OFFICERS

Leadership Structure and Risk Oversight

The Board consists of eight Directors, six of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”). The Chair of the Board, Ms. Elizabeth M. Forget, also serves as President and Chief Executive Officer of the Fund, and President, Chief Executive Officer and Chair of the Board of Managers of MetLife Advisers, and as such she participates in the oversight of the Fund’s day-to-day business affairs. Ms. Forget is an “interested person” of the Fund.

The Independent Directors have elected Mr. Steve A. Garban to serve as the lead Independent Director of the Board. Ms. Forget communicates and consults with Mr. Garban regularly on various issues involving the management and operations of the Fund. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Directors at which no members of management are present. At those meetings, the Independent Directors consider a variety of matters that are required by law to be considered by the Independent Directors, as well as matters that are scheduled to come before the full Board, including fund governance and leadership issues, and are advised by separate, independent legal counsel. Mr. Garban serves as Chair for those meetings.

As described below, the Board conducts much of its work through certain standing Committees, each of which is typically chaired by an Independent Director. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

The Board has delegated certain authority to an Audit Committee, which consists of Messrs. Garban and Schappert, Dr. Scott Morton and Mses. Hawthorne, Strumpf and Vroegop, all of whom are Independent

Directors. The Board has determined that two of the Audit Committee members qualify as Audit Committee Financial Experts. The Audit Committee reviews the Fund’s financial and accounting controls and procedures, recommends the selection of the Fund’s independent registered public accounting firm, reviews the scope of the Fund’s audit, reviews the Fund’s financial statements and audit reports, reviews the independence of the Fund’s independent registered public accounting firm and approves fees and assignments relating to both audit and non-audit activities of the independent registered public accounting firm. Ms. Strumpf serves as Chair of the Audit Committee.

The Board has established two Contract Review Committees of the Board, each of which has responsibilities relating to designated Portfolios of the Fund. One Contract Review Committee is comprised of Messrs. Garban and Schappert and Ms. Strumpf. The other Contract Review Committee is comprised of Dr. Scott Morton, Mr. Typermass and Mses. Hawthorne and Vroegop. Ms. Hawthorne currently serves as Chair of that Contract Review Committee. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board. The Board generally considers each Portfolio’s advisory and principal underwriting agreements at least annually.

The Board has established a Governance Committee, which consists of Messrs. Garban, Schappert and Typermass, Dr. Scott Morton and Mses. Hawthorne, Strumpf and Vroegop. Dr. Scott Morton currently serves as Chair of the Governance Committee. The Governance Committee reviews periodically Board governance practices, procedures and operations, the size and composition of the Board of Directors, Director compensation and other matters relating to the governance of the Fund.

The Board has established a Nominating Committee of the Board, which consists of Messrs. Garban and Schappert, Dr. Scott Morton and Mses. Hawthorne, Strumpf and Vroegop, all of whom are Independent Directors. Dr. Scott Morton currently serves as Chair of the Nominating Committee. The Nominating Committee evaluates the qualifications of the Fund’s candidates for Independent Director positions and makes recommendations to the Independent Directors with respect to nominations for Independent Director membership on the Fund’s Board. The Nominating Committee considers Independent Director candidates in connection with Board vacancies and newly created Board positions.

The Nominating Committee will consider nominees for Independent Directors recommended by contract owners. The Board has adopted procedures that a contract owner must follow to properly submit a recommendation to the Nominating Committee. Recommendations must be in a writing submitted to the Fund’s Secretary, c/o MetLife Advisers, LLC, 501 Boylston Street, Boston, MA 02116, and must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the contract owner (the “candidate”); (B) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of the candidate, as reported to such contract owner by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Independent Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) information regarding the candidate that will be sufficient for the Fund to make a determination as to whether the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act); (ii) the written and signed consent of the candidate to be named as a nominee and to serve as an Independent Director if elected; (iii) the name of the recommending contract owner as it appears on the books of the relevant Insurance Company separate account; (iv) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of such recommending contract owner; and (v) a description of all arrangements or understandings between the recommending contract owner and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending contract owner. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law. The Nominating Committee accepts recommendations on a continuous basis.

During 2011, the Audit Committee met four times, each Contract Review Committee met one time, the Governance Committee met four times and the Nominating Committee met one time.

The Fund has retained MetLife Advisers as the Fund’s investment adviser. MetLife Advisers currently also serves as the Fund’s administrator. However, the Board has approved a proposal to amend the existing advisory agreement of each Portfolio for the purpose of revising the terms of those agreements to reflect, among other things, that the Fund may retain a third party to perform administrative services for each Portfolio at such Portfolio’s expense, and to limit MetLife Advisers’ role in respect of those administrative services to supervising and overseeing them (the “Management Proposal”). If this proposal is approved by a Portfolio’s shareholders and a third party administrator is retained by the Fund, MetLife Advisers would be responsible for the oversight and supervision of the administrative services provided by that third-party administrator to the Portfolio.

Except in the cases of Zenith Equity and the Asset Allocation Portfolios, MetLife Advisers has delegated the day-to-day management of the investment activities of each Portfolio of the Fund to that Portfolio’s subadviser. Each subadviser is primarily responsible for the management of the risks that arise from the Portfolio’s investments. MetLife Advisers is primarily responsible for the Fund’s operations, including supervising the services provided to the Fund by each subadviser, including risk management, and, if the Management Proposal is approved and a third party administrator is retained by the Fund, supervising and overseeing the administrative services provided to the Fund by that third-party administrator. The Board provides oversight of the services provided by MetLife Advisers and each subadviser and the third-party administrator to the Fund, if any, including the risk management and oversight and supervision services provided by MetLife Advisers. In the course of providing that oversight, the Board receives a wide range of reports on the Fund’s activities from MetLife Advisers, the subadvisers and the third-party administrator, if any, including regarding each Portfolio’s investment portfolio, the compliance of the Portfolio with applicable laws, and the Portfolio’s financial accounting and reporting. The Board also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of each Portfolio with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also meets with the Fund’s Chief Compliance Officer at least annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Fund. The Board also meets periodically with the portfolio managers of each Portfolio to receive reports regarding the management of the Portfolio, including its investment risks. The Board reviews this risk oversight approach as a part of its annual self-evaluation.

The Board periodically reviews its leadership structure, including the role of the Chair and the Lead Independent Director. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund's current operations. The Board believes that its leadership structure, including the Interested Chair, the Lead Independent Director and the current percentage of the Board who are Independent Directors is appropriate given its specific characteristics. These characteristics include: (i) the extensive supervision and oversight provided by the Fund’s adviser, MetLife Advisers, over the unaffiliated subadvisers that conduct the day-to-day management of most Portfolios of the Fund; (ii) the extent to which the work of the Board is conducted through the standing committees, each of which is chaired by an Independent Director; (iii) the extent to which the Independent Directors meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Fund; and (iv) Ms. Forget’s additional roles as Chief Executive Officer of MetLife Advisers and a senior executive at MetLife, Inc. with responsibility for the fund selection in MetLife’s variable insurance products, which enhance the Board’s understanding of the operations of MetLife Advisers and the role played by the Fund in MetLife’s variable products.

Qualifications of Directors

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Director of the Fund should so serve. The current members of the Board have joined the Board at different points in time since 1985. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) experience on boards of other investment companies that were merged into the Fund; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Director, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Director of the Fund. Each Director’s recent prior professional experience is summarized in the table below.

Independent Directors. In certain cases, additional considerations contributed to the Board’s conclusion that an individual should serve on the Board. For example, the Board considered each of the following in concluding that the individual should serve as a Director of the Fund: Ms. Hawthorne’s prior experience serving on the Board of Directors of New England Zenith Fund, which combined its operations with those of the Fund in 2003, and the continuity of oversight of the acquired operations that she would provide as Director of the Fund; Ms. Vroegop’s experience serving as a director of another substantial investment company affiliated with the Fund and advised by MetLife Advisers; Mr. Garban’s extensive experience in audit, finance and investments as well as service on other boards; Ms. Strumpf’s extensive investment experience; Dr. Scott Morton’s distinguished career in the teaching of business administration, related research and service on corporate boards; Ms. Hawthorne’s experience in leadership positions with publicly traded companies; and Ms. Vroegop’s and Mr. Schappert’s substantial experience as executives in the investment management industry with entities unaffiliated with MetLife Advisers.

Interested Directors. With respect to the Directors of the Fund who are Interested Directors, the following additional considerations contributed to the Board’s conclusion that they should serve on the Board: Ms. Forget’s leadership roles with MetLife Advises and the Fund, and Mr. Typermass’ professional experience as Senior Vice President and Treasurer of the Fund’s sponsoring insurance company.

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 34 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Directors

Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. The Directors who are not “interested persons,” as defined in the 1940 Act, are referred to as “Independent Directors.”

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Interested Directors

Elizabeth M. Forget* (45)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since December 2000, Trustee, Met Investors Series Trust**; various MetLife-affiliated boards.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Arthur G. Typermass* (74)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife, Inc.	34	None
Independent Directors

Steve A. Garban (74)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer Emeritus, The Pennsylvania State University.	34	Trustee (formerly, Chairman of the Board of Trustees), The Pennsylvania State University.

Nancy Hawthorne (61)	Director	Indefinite; From 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	88	Since 2009, Director, THL Credit, Inc.**; Since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction company )**.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Keith M. Schappert (61)	Director	Indefinite; From 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies; from 1990 to 2001, President, J.P. Morgan Fleming Asset Management, President, J.P. Morgan Asset Management, Inc., President, Chief Executive Officer and Vice Chairman of J.P. Morgan Investment Management; from 1973 to 1990, Managing Director, Head of Fixed Income, Vice President, Fixed Income Portfolio Manager and Assistant Vice President, J.P. Morgan Investment Management, Inc.	88	Since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Michael S. Scott Morton (74)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus), Sloan School of Management, Massachusetts Institute of Technology.	34	None

Linda B. Strumpf (64)	Director	Indefinite; From 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation; from 1982 to December 1992, Director of Equity Investments, Ford Foundation; formerly, Vice President and Portfolio Manager, Equitable Life Assurance Society.	88	Since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (45)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since December 2000, Trustee, Met Investors Series Trust**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Jeffrey L. Bernier (40)	Senior Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Alan C. Leland (59)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers; Vice President, MetLife Group Inc; Vice President, MetLife, Inc.; Senior Vice President, New England Life Insurance Company.

Peter H. Duffy (56)	Vice President and Treasurer	From 2000 to present	Since 2001, Senior Vice President, MetLife Advisers; since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Andrew L. Gangolf (57)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Fund because of her positions with MetLife Advisers and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc.

**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.

(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of MIST. The number indicated assumes that Mses. Hawthorne and Strumpf and Mr. Schappert will serve on the Boards of both the Fund and MIST on or about April 30, 2012.

Proposal To Elect Additional Directors

The following disclosure describes the composition of the Board as it is expected to exist if a proposal to align substantially the membership of the Board with the membership of the Board of Trustees of MIST (the “MIST Board”) is approved by shareholders of the Fund at a meeting of the Fund’s shareholders on February 24, 2012 (the “Director Proposal”). In connection with an effort to align substantially the leadership structure of the Board with the MIST Board, the leadership structure of the Board and the structure, composition, types and/or number of the Fund’s standing Committees described above may change.

If the Director Proposal is approved, Messrs. Garban and Typermass and Dr. Scott Morton are expected to retire from the Board effective on or about April 30, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton will begin to serve as Directors Emeriti to the Board, and they have committed to attend meetings of the Board, if requested by the Independent Directors, and remain available for consultation by the Independent Directors of the Fund until December 31, 2012. As compensation for their service, each Director Emeritus will receive the pro rated portion of the retainer they would have received had they remained on the Board through December 31, 2012.

If the Director Proposal is approved, Stephen M. Alderman, Robert Boulware, Daniel A. Doyle and Susan C. Gause (the “Nominees”) are expected to become Directors of the Fund and the number of Directors will increase to nine, seven of whom are expected to be Independent Directors. In respect of the Nominees, in addition to the general considerations described above under the section entitled “Qualifications of Directors,” the Board also considered their years of service as trustees of MIST, including any service on a committee of the MIST Board, as well as their knowledge of the operations and business of MIST. In certain cases, additional considerations contributed to the Board’s conclusion that an individual should serve on the Board. For example, Mr. Alderman’s five years of experience serving as the lead Independent Trustee of MIST and his professional experience as a practicing attorney; Mr. Boulware’s significant experience in leadership positions in the financial services industry; Mr. Doyle’s significant public accounting experience; and Ms. Gause’s significant experience in the investment management and financial services industry.

In addition, the current disclosure regarding Messrs. Garban and Typermass and Dr. Scott Morton will be removed from the table above and the following information will be added:

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Independent Directors

Stephen M. Alderman (52)	Director	Indefinite; From 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	88	Since December 2000, Trustee, MIST**; Director, International Truck Leasing Corp.

Robert Boulware (55)	Director	Indefinite; From 2012 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	88	Since March 2008, Trustee, MIST**; since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (53)	Director	Indefinite; From 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	88	Since February 2007, Trustee, MIST**; Director, Wisconsin Sports Development Corporation.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Director	Other Directorships Held by Director During the Past 5 Years(1)
Susan C. Gause (59)	Director	Indefinite; From 2012 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	88	Since March 2008, Trustee, MIST**.

(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 34 portfolios, each a series of the Fund, and 54 portfolios, each a series of MIST.

Director Beneficial Ownership

The following table states the dollar range of equity securities beneficially owned by each Director and Nominee in the Portfolios of the Fund as of December 31, 2011.

Name of Director	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio(1)	Dollar Range of Equity Securities in the Fund(1)

(1)	Represents ownership, as of December 31, 2011, in each Portfolio held through the Fund’s Deferred Compensation Plan discussed below.
(2)	Represents ownership, as of December 31, 2011, of insurance products that utilize the Fund as an investment vehicle. Shares of the Fund may not be held directly by individuals.

Directors Fees

The officers and Directors of the Fund who are officers or employees of MetLife and/or its affiliates (including MetLife Advisers and MetLife Investors Distribution Company but not affiliates of MetLife that are registered investment companies) receive no compensation from the Fund for their services as officers or Directors of the Fund, although they may receive compensation from MetLife or any affiliate thereof for services rendered in those or other capacities.

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives an aggregate retainer fee at the annual rate of $110,000, plus aggregate attendance fees of $15,000 for each Directors’ meeting attended and reimbursement for expenses incurred attending in-person meetings. The chair of the Audit Committee, the chair of the Governance Committee and the Nominating Committee, and the chair of each of the Contract Review Committees each receives an aggregate fee of $5,000 for each full calendar year during which he/she serves as such chair. The Lead Independent Director of the Fund, Mr. Garban, who was appointed to such position on February 5, 2004, receives an additional annual retainer fee of $10,000. These fees are allocated among the Portfolios equally.

The Fund has adopted a Deferred Fee Agreement (the “Agreement”). The Agreement enables participating Directors to align their interests with those of the Portfolios and the Portfolios’ shareholders without having to purchase one of the variable life insurance policies or variable annuity contracts through which the Portfolios of the Fund are offered. The Agreement provides each Director who is not an employee of MetLife or its affiliates with the option to defer payment of all or part of the fees payable for such Director's services and thereby to share in the experience along-side Fund shareholders as any compensation deferred by a participating Director will increase or decrease depending on the investment performance of the Portfolios on which such Director’s deferral account is based. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Agreement. The value of a participating Director's deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or MIST as designated by the participating Director. Pursuant to the Agreement, payments due under the Agreement are unsecured obligations of the Fund.

The Fund provides no pension or retirement benefits to Directors.

The following table sets forth information regarding compensation received by the Directors of the Fund who are not currently employees of MetLife or its affiliates for the year ended December 31, 2011.

Name of Director	Aggregate Compensation From Fund(1)	Total Compensation From Fund and Fund Complex Paid to Directors
Steve A. Garban	$	$
Nancy Hawthorne	$	$
John T. Ludes(2)	$	$
Keith M. Schappert	$	$

Name of Director	Aggregate Compensation From Fund(1)	Total Compensation From Fund and Fund Complex Paid to Directors
Michael S. Scott Morton	$	$
Linda B. Strumpf	$	$
Arthur G. Typermass	$	$
Dawn M. Vroegop	$	$

(1)	Certain Directors have elected to defer all or part of their total compensation for the year ended December 31, 2011. As of December 31, 2011, [Messrs. Garban, Scott Morton, Typermass and Ms. Hawthorne had accrued $[ ], $[ ], $[ ] and $[ ], respectively, in the Fund, under the Agreement. Ms. Vroegop had accrued $[ ] in the fund complex as a whole, including $[ ] in the Fund. The deferral amounts are included above, as applicable.
(2)	Mr. Ludes retired from the Board of Directors on December 31, 2011.

The following table sets forth information regarding the estimated compensation expected to be received by the Nominees who are not currently employees of MetLife or its affiliates for the year ended December 31, 2012.

Name of Nominee	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex Paid to Directors
Stephen M. Alderman	$	$
Robert Boulware	$	$
Daniel A. Doyle	$	$
Susan C. Gause	$	$

As of March 31, 2012, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

ADVISORY ARRANGEMENTS

Advisory Structure. Pursuant to separate advisory agreements (the “advisory agreements”), MetLife Advisers has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated for each Portfolio (other than Zenith Equity and the Asset Allocation Portfolios) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio’s account, to subadvisers under subadvisory agreements described below. The Portfolios do not pay any fees directly to any of the subadvisers.

For the Asset Allocation Portfolios, MetLife Advisers provides certain asset allocation services specific to those Portfolios, including, among other things, re-evaluating and adjusting asset allocation targets, rebalancing on a periodic basis such Portfolios’ assets, and monitoring the performance of the underlying portfolios in which the Asset Allocation Portfolios invest.

In each case, advisory services are provided subject to the supervision and control of the Fund’s Directors. Each advisory agreement also provides that MetLife Advisers shall pay the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform MetLife Advisers’ obligations under the advisory agreements and, if the Management Proposal is approved and the Fund retains a third-party administrator, supervise and oversee the administrative services provided to the Portfolios by the third-party administrator.

MetLife Advisers is a Delaware limited liability company. MetLife Investors Group, Inc. (“MLIG”) owns all of the voting interests in MetLife Advisers. MLIG is wholly-owned subsidiary of MetLife, Inc., a Delaware public company traded on the New York Stock Exchange. The members of MetLife Advisers include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Each member’s interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company.

Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the “subadvisory agreements”), manages the assets of its Portfolio in accordance with each Portfolio’s investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Index Portfolios, is a wholly owned subsidiary of MetLife, Inc.

BlackRock Advisors, LLC (“BlackRock”), subadviser to BlackRock Aggressive Growth, BlackRock Bond Income, BlackRock Diversified, BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth and BlackRock Money Market, is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stock holder and a majority of independent directors. BlackRock Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., and Barclays Bank PLC hold economic stakes in BlackRock, Inc.

Neuberger Berman Management LLC (“Neuberger Berman”), subadviser to Neuberger Berman Genesis, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), subadviser to T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), subadviser to Loomis Sayles Small Cap Core and Loomis Sayles Small Cap Growth, is a limited partnership managed by its general partner, Loomis, Sayles & Company, Incorporated. Loomis Sayles is a wholly owned subsidiary of Natixis Global Asset Management which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Global Asset Management is principally owned by BPCE, France's second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

Davis Selected Advisers, L.P. (“Davis”), subadviser to Davis Venture Value, provides investment advisory services for mutual funds and other clients. Davis Investments, LLC, the general partner of Davis, is controlled by Christopher C. Davis, the chairman of Davis Investments, LLC. Davis may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected Advisers—NY, Inc. (“DSA-NY”).

Massachusetts Financial Services Company (“MFS”), subadviser to MFS Total Return and MFS Value, and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company).

Jennison Associates LLC (“Jennison”), subadviser to Jennison Growth, was founded in 1969. Jennison provides investment management services primarily to corporations, trustee pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker dealers. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. (“PIMI”). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison is organized under the laws of Delaware as a single member limited liability company.

Pyramis Global Advisors, LLC (“Pyramis”), subadviser to FI Value Leaders, has primary responsibility for choosing investments for each Portfolio. FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Pyramis. The voting common shares of FMR LLC are divided into two series.

Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non–Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

OppenheimerFunds, Inc. (“Oppenheimer”), subadviser to Oppenheimer Global Equity, is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

Western Asset Management Company (“Western Asset”), subadviser to Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government, is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. Western Asset Management Company may, with respect to Western Asset Management Strategic Bond Opportunities, delegate to its affiliate, Western Asset Management Company Limited (“Western Asset Limited”) any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. Western Asset Limited, which acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, is a wholly owned subsidiary of Legg Mason, Inc.

Baillie Gifford Overseas Limited (“Baillie Gifford”), subadviser to Baillie Gifford International Stock, is a wholly-owned subsidiary of Baillie Gifford & Co., which is controlled by its full-time working partners. Both Baillie Gifford and Baillie Gifford & Co. are authorized and regulated in the United Kingdom by the Financial Services Authority.

Artisan Partners Limited Partnership (“Artisan”), subadviser to Met/Artisan Mid Cap Value, was organized in 1994. Artisan is wholly owned by its parent company, Artisan Partners Holdings LP. Artisan Partners Holdings’ sole general partner is Artisan Investment Corporation, which is controlled by Artisan’s founders, Andrew A. Ziegler and Carlene Murphy Ziegler. Artisan’s address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin, 53202.

Dimensional Fund Advisors LP (“Dimensional”), subadviser to Met/Dimensional International Small Company, was originally organized as “Dimensional Fund Advisors Inc.,” a Delaware corporation in May 1981, and in November 2006, it converted its legal name and organizational form to “Dimensional Fund Advisors LP,” a Delaware limited partnership. Dimensional is controlled and operated by Dimensional Holdings, Inc., a Delaware corporation. Dimensional is engaged in the business of providing investment management services. Dimensional is headquartered at 6300 Bee Cave Road, Building One, Austin, Texas, 78746.

Van Eck Associates Corporation (“Van Eck”), subadviser to Van Eck Global Natural Resources, is a Delaware corporation located at 335 Madison Avenue, New York, NY 10017. Van Eck is a private company wholly owned by members of the van Eck family. Principal shareholders include John C. van Eck and Jan F. van Eck.

Lord, Abbett & Co. LLC (“Lord Abbett”), subadviser to Lord Abbett Mid Cap Value, is located at 90 Hudson Street, Jersey City, New Jersey 07302.

Marketing Support Payments

The Subadvisers and/or their affiliates may provide MetLife and/or its affiliates with wholesaling services that assist in the distribution of the variable life insurance, variable annuity and group annuity products for which the Fund serves as an investment vehicle and may pay MetLife and/or its affiliates amounts to participate in sales meetings. These amounts may be significant and may provide a Subadviser and/or its affiliates with increased access to persons involved in the distribution of such insurance products.

Advisory Fees

The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio’s average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled “Expense Agreement” under “Expenses” and described below in the section entitled “Advisory Fee Waivers.” Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
Baillie Gifford International Stock	0.860 0.800 0.750	% % %	First $500 million Next $500 million Over $1 billion

Barclays Capital Aggregate Bond Index	0.250%		All Assets

BlackRock Aggressive Growth	0.750 0.700 0.650	% % %	First $500 million Next $500 million Over $1 billion

BlackRock Bond Income	0.400 0.350 0.300 0.250	% % % %	First $1 billion Next $1 billion Next $1 billion Over $3 billion

BlackRock Diversified	0.500 0.450 0.400	% % %	First $500 million Next $500 million Over $1 billion

BlackRock Large Cap Value	0.700 0.650 0.600	% % %	First $250 million Next $500 million Over $750 million

BlackRock Legacy Large Cap Growth	0.730 0.650	% %	First $1 billion Over $1 billion

BlackRock Money Market (a)	0.350 0.300	% %	First $1 billion Over $1 billion

Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
Davis Venture Value	0.750 0.700 0.650	% % %	First $1 billion Next $2 billion Over $3 billion

FI Value Leaders	0.700 0.650 0.600 0.550	% % % %	First $200 million Next $300 million Next $1.5 billion Over $2 billion

Jennison Growth	0.700 0.650 0.600 0.550	% % % %	First $200 million Next $300 million Next $1.5 billion Over $2 billion

Loomis Sayles Small Cap Core	0.900 0.850	% %	First $500 million Over $500 million

Loomis Sayles Small Cap Growth	0.900 0.850	% %	First $500 million Over $500 million

Lord Abbett Mid Cap Value	0.650 0.600	% %	First $1 billion Over $1 billion

Met/Artisan Mid Cap Value (b)	0.820 0.780	% %	First $1 billion Over $1 billion

Met/Dimensional International Small Company	0.850 0.800	% %	First $100 million Over $100 million

MetLife Conservative Allocation	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

MetLife Conservative to Moderate Allocation	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

MetLife Mid Cap Stock Index	0.250%		All Assets

MetLife Moderate Allocation	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
MetLife Moderate to Aggressive Allocation	0.100 0.075 0.050	% % %	First $500 million Next $500 million Over $1 billion

MetLife Stock Index	0.250%		All Assets

MFS Total Return	0.600 0.550 0.500	% % %	First $250 million Next $500 million Over $750 million

MFS Value	0.750 0.700 0.675 0.650	% % % %	First $250 million Next $2.25 billion Next $2.5 billion Over $5 billion

Morgan Stanley EAFE Index	0.300%		All Assets

Neuberger Berman Genesis	0.850 0.800 0.750	% % %	First $500 million Next $500 million Over $1 billion

Oppenheimer Global Equity	0.900 0.550 0.500 0.475	% % % %	First $50 million Next $50 million Next $400 million Over $500 million

Russell 2000 Index	0.250%		All Assets

T. Rowe Price Large Cap Growth	0.650 0.600	% %	First $50 million Over $50 million

T. Rowe Price Small Cap Growth	0.550 0.500 0.450	% % %	First $100 million Next $300 million Over $400 million

Van Eck Global Natural Resources	0.800 0.775 0.750	% % %	First $250 million Next $750 million Over $1 billion

Western Asset Management Strategic Bond Opportunities	0.650 0.550	% %	First $500 million Over $500 million

Western Asset Management U.S. Government	0.550 0.450	% %	First $500 million Over $500 million

Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Zenith Equity (c)	N/A	N/A

(a)	Prior to May 1, 2010, the advisory fee rate for the BlackRock Money Market was at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets; 0.30% of the next $1 billion; and 0.25% of such assets over $2 billion.
(b)	From January 1, 2007 to May 1, 2009, the advisory fee rate for Met/Artisan Mid Cap Value was at the annual rate of 0.75% of the first $1 billion of the Portfolio’s average daily net assets; 0.70% of the next $1.5 billion; 0.675% of the next $2.5 billion; and 0.65% of such assets over $5 billion.
(c)	There is no advisory fee payable directly by the Portfolio. Zenith Equity bears its share of the advisory fees of Pioneer Fund Portfolio of MIST and FI Value Leaders and Jennison Growth of the Fund through its investment in these underlying Portfolios.

Advisory Fee Waivers

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Advisory Fees” for each class of the Portfolios listed below as follows:

Portfolio	Annual Percentage Rate Reduction		Average Daily Net Asset Value Levels
Baillie Gifford International Stock*	0.080%		Over $156.25 million and less than $400 million
	0.180 0.150 0.010	% % %	Next $500 million Next $100 million Over $1 billion

Barclays Capital Aggregate Bond Index	0.005%		Over $500 million and less than $1 billion
	0.010 0.015	% %	Next $1 billion Over $2 billion

BlackRock Bond Income**	0.030 0.025	% %	First $1 billion Next $1 billion

BlackRock Large Cap Value	0.020 0.025 0.050	% % %	First $250 million Next $500 million Over $1 billion

BlackRock Legacy Large Cap Growth	0.025%		Over $300 million and less than $1 billion

BlackRock Money Market	0.025%		First $1 billion

Portfolio	Annual Percentage Rate Reduction		Average Daily Net Asset Value Levels
Davis Venture Value	0.050%		Over $50 million and less than $500 million
	0.100 0.050 0.025	% % %	Next $500 million Next $2 billion Over $4.5 billion

Jennison Growth	0.050%		First $200 million and over $300 million and less than $1 billion
	0.100 0.080	% %	Next $1 billion Over $2 billion

Loomis Sayles Small Cap Core	0.050%		All Assets

Loomis Sayles Small Cap Growth	0.050 0.100 0.050	% % %	First $100 million Next $400 million Over $500 million

Lord Abbett Mid Cap Value***	0.025%		Over $900 million and less than $1 billion

MetLife Mid Cap Stock Index	0.005%		Over $500 million and less than $1 billion
	0.010 0.015	% %	Next $1 billion Over $2 billion

MetLife Stock Index	0.005%		Over $500 million and less than $1 billion
	0.010 0.015	% %	Next $1 billion Over $2 billion

MFS Value	0.100 0.050 0.100 0.200 0.175 0.150	% % % % % %	First $250 million Next $1 billion Next $ 250 million Next $1 billion Next $2.5 billion Over $5 billion

Morgan Stanley EAFE Index	0.005%		Over $500 million and less than $1 billion
	0.010 0.015	% %	Next $1 billion Over $2 billion

Neuberger Berman Genesis	0.025%		First $500 million

Portfolio	Annual Percentage Rate Reduction		Average Daily Net Asset Value Levels
Russell 2000 Index	0.005%		Over $500 million and less than $1 billion
	0.010 0.015	% %	Next $1 billion Over $2 billion

T. Rowe Price Large Cap Growth	0.015%		First $50 million

Western Asset Management Strategic Bond Opportunities	0.055%		First $500 million

Western Asset Management U.S. Government	0.050%		Over $200 million and less than $500 million

*	This advisory fee waiver is in effect for the period February 1, 2012 through April 30, 2012.
**	Any reduction in total advisory fees paid by BlackRock Bond Income due to these waivers may be reduced or eliminated by related changes in the Portfolio’s advisory fee structure at higher asset levels. In connection with these waivers, the advisor will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate).
***	This advisory fee waiver is in effect for the period January 12, 2012 through April 30, 2012.

As of February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and MIST in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. (T. Rowe Price currently subadvises two portfolios of the Fund, T. Rowe Price Large Cap and T. Rowe Price Small Cap, and two portfolios of MIST.) If these conditions are met, T. Rowe Price will waive its subadvisory fee by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time.

Subadvisory Fees

MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:

Portfolio	Annual Percentage Rate Paid by MetLife Advisers to the Subadvisers		Average Daily Net Asset Value Levels

Baillie Gifford International Stock (a)	0.600 0.500 0.400 0.300	% % % %	First $25 million Next $75 million Next $300 million Over $400 million

Barclays Capital Aggregate Bond Index *	0.040 0.030 0.015	% % %	First $500 million Next $500 million Over $1 billion

BlackRock Aggressive Growth	0.450 0.350 0.300 0.250	% % % %	First $500 million Next $500 million Next $1.5 billion Over $2.5 billion

BlackRock Bond Income (b)	0.120 0.080	% %	First $1 billion Over $1 billion

BlackRock Diversified	0.350 0.300 0.250	% % %	First $250 million Next $250 million Over $500 million

BlackRock Large Cap Value (c)	0.350 0.325 0.300 0.250	% % % %	First $250 million Next $500 million Next $250 million Over $1 billion

BlackRock Legacy Large Cap Growth	0.400 0.325 0.300	% % %	First $300 million Next $700 million Over $1 billion

BlackRock Money Market (d)	0.060%		All Assets

Davis Venture Value (e)	0.350 0.325 0.300	% % %	First $50 million Next $450 million Over $500 million

FI Value Leaders	0.400 0.350	% %	First $500 million Over $500 million

Portfolio	Annual Percentage Rate Paid by MetLife Advisers to the Subadvisers		Average Daily Net Asset Value Levels

Jennison Growth (f)	0.400 0.350 0.250 0.220	% % % %	First $300 million Next $200 million Next $500 million Over $1 billion

Loomis Sayles Small Cap Core	0.550 0.500 0.450 0.400	% % % %	First $25 million Next $75 million Next $100 million Over $200 million

Loomis Sayles Small Cap Growth	0.550 0.500 0.400 0.450	% % % %	First $100 million Next $100 million Next $300 million Over $500 million

Lord Abbett Mid Cap Value (g)	0.400 0.375 0.350	% % %	First $900 million Next $100 million Over $1 billion

Met/Artisan Mid Cap Value (h)	0.470 0.450 0.430	% % %	First $500 million Next $500 million Over $1 billion

Met/Dimensional International Small Company (i)	0.500%		All Assets

MetLife Conservative Allocation **	N/A		N/A

MetLife Conservative to Moderate Allocation **	N/A		N/A

MetLife Mid Cap Stock Index *	0.030 0.020 0.010	% % %	First $500 million Next $500 million Over $1 billion

MetLife Moderate Allocation **	N/A		N/A

MetLife Moderate to Aggressive Allocation **	N/A		N/A

MetLife Stock Index *	0.020 0.015 0.010 0.005	% % % %	First $500 million Next $500 million Next $1 billion Over $2 billion

Portfolio	Annual Percentage Rate Paid by MetLife Advisers to the Subadvisers		Average Daily Net Asset Value Levels

MFS Total Return	0.350 0.300 0.250 0.200	% % % %	First $250 million Next $1 billion Next $250 million Over $1.5 billion

MFS Value (j)	0.350 0.300 0.275 0.200	% % % %	First $100 million Next $400 million Next $1 billion Over $1.5 billion

Morgan Stanley EAFE Index *	0.050 0.040 0.020	% % %	First $500 million Next $500 million Over $1 billion

Neuberger Berman Genesis (k)	0.500 0.450 0.400	% % %	First $500 million Next $250 million Over $750 million

Oppenheimer Global Equity	0.500 0.400 0.340 0.300 0.275	% % % % %	First $50 million Next $250 million Next $250 million Next $500 million Over $1.05 billion

Russell 2000 Index *	0.040 0.030 0.015	% % %	First $500 million Next $500 million Over $1 billion

T. Rowe Price Large Cap Growth	0.400 0.375 0.350	% % %	First $250 million Next $250 million Over $500 million

T. Rowe Price Small Cap Growth	0.350 0.300 0.250	% % %	First $100 million Next $300 million Over $400 million

Van Eck Global Natural Resources	0.500 0.475 0.450	% % %	First $250 million Next $750 million Over $1 billion

Portfolio	Annual Percentage Rate Paid by MetLife Advisers to the Subadvisers		Average Daily Net Asset Value Levels

Western Asset Management Strategic Bond Opportunities (l)	0.300 0.200 0.175 0.150	% % % %	First $100 million Next $400 million Next $500 million Over $1 billion

Western Asset Management U.S. Government (m)	0.250 0.125 0.100 0.090 0.080	% % % % %	First $100 million Next $400 million Next $500 million Next $1 billion Over $2 billion
Zenith Equity **	N/A		N/A

*	Prior to May 1, 2011, MetLife Advisers paid MLIAC a subadvisory fee for each Index Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio.

**	Each Asset Allocation Portfolio and Zenith Equity is managed directly by MetLife Advisers and there is no subadviser to those Portfolios.

(a)	Prior to February 1, 2012, the subadvisory fee rate for Baillie Gifford International Stock was at the annual rate of 0.400% of the first $1 billion of the Portfolio’s average daily net assets; 0.375% of the next $500 million and 0.350% for such assets over $1.5 billion. Prior to March 3, 2011, the subadvisory fee rate for Baillie Gifford International Stock was at the annual rate of 0.80% of the first $20 million of the Portfolio’s average daily net assets; 0.60% of the next $20 million; 0.50% of the next $60 million and 0.40% of such assets over $100 million.

(b)	Prior to January 1, 2010, the subadvisory fee rate for BlackRock Bond Income was at the annual rate of 0.20% of the first $250 million of the Portfolio’s average daily net assets; 0.15% of the next $750 million and 0.10% of such assets over $1 billion.

(c)	Prior to January 1, 2011, the subadvisory fee rate for BlackRock Large Cap Value was at the annual rate of 0.45% of the first $100 million of the Portfolio’s average daily net assets; 0.40% of the next $150 million; 0.35% of the next $250 million; 0.30% of the next $1.5 billion and 0.25% of such assets over $2 billion.

(d)	Prior to January 1, 2010, the subadvisory fee rate for BlackRock Money Market was at the annual rate of 0.08% of the first $500 million of the Portfolio’s average daily net assets; 0.07% of the next $500 million and 0.06% of such assets over $1 billion.

(e)	Prior to November 17, 2011, the subadvisory fee rate for Davis Venture Value was at the annual rate of 0.400% of the first $50 million of the Portfolio’s average daily net assets; 0.350% of the next $450 million and 0.300% of such assets over $500 million.

(f)	Prior to January 1, 2011, the subadvisory fee rate for Jennison Growth was at the annual rate of 0.40% of the first $300 million of the Portfolio’s average daily net assets; 0.35% of the next $500 million; 0.25% of the next $1 billion and 0.22% of such assets over $1.8 billion.

(g)	Prior to January 12, 2012, the subadviser to Lord Abbett Mid Cap Value was Neuberger Berman Management LLC and the subadvisory fee rate for Lord Abbett Mid Cap Value was at the annual rate of 0.40% of the first $1 billion of the Portfolio’s average daily net assets; and 0.35% for such assets over $1 billion.

(h)	Prior to May 1, 2009, the subadviser to Met/Artisan Mid Cap Value was Harris Associates L.P. (“Harris”). From January 7, 2008 to May 1, 2009, the subadvisory fee rate for the Portfolio was at the annual rate of 0.45% of the first $100 million of the Portfolio’s average daily net assets; 0.40% of the next $400 million of such assets; 0.35% of the next $2 billion of such assets; 0.325% of the next $2.5 billion of such assets; and 0.30% of such assets over $5 billion.

(i)	Prior to May 1, 2012, the subadvisory fee rate for Met/Dimensional International Small Company was at the annual rate of 0.550% of the first $100 million of the Portfolio’s average daily net assets and 0.500% of such assets over $100 million.

(j)	Prior to January 1, 2012, the subadvisory fee rate for MFS Value was at the annual rate of 0.350% of the first $250 million of the Portfolio’s average daily net assets; 0.300% of the next $1 billion; 0.250% of the next $250 million and 0.200% of such assets over $1.5 billion.

(k)	Prior to January 19, 2010, the subadviser to Neuberger Berman Genesis was BlackRock Advisers, LLC and the subadvisory fee rate for Neuberger Berman Genesis was at the annual rate of 0.55% of the first $250 million of the Portfolio’s average daily net assets; 0.50% of the next $250 million of such assets; 0.45% of the next $250 million of such assets and 0.40% of such assets over $750 million.

(l)	Prior to January 1, 2012, the subadvisory fee rate for Western Asset Management Strategic Bond Opportunities was at the annual rate of 0.300% of the first $100 million of the Portfolio’s average daily net assets and 0.200% of such assets over $100 million.

(m)	Prior to January 1, 2012, the subadvisory fee rate for Western Asset Management U.S. Government was at the annual rate of 0.225% of the first $200 million of the Portfolio’s average daily net assets; 0.150% of the next $300 million and 0.100% of such assets over $500 million.

In connection with Davis’ service as subadviser to Davis Venture Value, Davis may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY’s performance of services provided to Davis.

As described above, in connection with Western Asset’s service as subadviser to Western Asset Management Strategic Bond Opportunities, Western Asset may delegate to its affiliate, Western Asset Limited, any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. As compensation to Western Asset Limited, Western Asset will compensate Western Asset Limited from any fees paid to Western Asset by MetLife Advisers in proportion to the assets delegated to Western Asset Limited.

For the fiscal years ended December 31, 2009, 2010 and 2011, each Portfolio paid the following amounts in advisory fees to MetLife Advisers (unless otherwise indicated).

	Amount Paid to MetLife Advisers (Unless Otherwise Indicated)
Portfolio	2009	2010	2011
Baillie Gifford International Stock	$7,843,326	$9,263,968
Barclays Capital Aggregate Bond Index	$3,008,288	$3,697,496
BlackRock Aggressive Growth	$5,269,829	$6,089,331
BlackRock Bond Income	$5,885,922	$7,086,375
BlackRock Diversified	$5,696,028	$6,061,208
BlackRock Large Cap Value	$8,078,946	$11,020,725
BlackRock Legacy Large Cap Growth	$4,230,398	$5,509,109
BlackRock Money Market	$7,254,884	$5,820,181
Davis Venture Value	$22,882,682	$24,206,743
FI Value Leaders	$2,900,157	$3,121,007
Jennison Growth	$9,030,547	$11,428,585
Loomis Sayles Small Cap Core	$2,848,654	$3,192,934
Loomis Sayles Small Cap Growth	$631,828	$748,468
Lord Abbett Mid Cap Value	$3,407,134	$4,158,289
Met/Artisan Mid Cap Value	$8,478,667	$10,423,410
Met/Dimensional International Small Company	$3,330,828	$4,664,199
MetLife Conservative Allocation	$327,758	$439,373
MetLife Conservative to Moderate Allocation	$774,508	$994,189
MetLife Mid Cap Stock Index	$959,896	$1,263,457
MetLife Moderate Allocation	$1,624,800	$2,227,740
MetLife Moderate to Aggressive Allocation	$1,485,745	$1,724,801
MetLife Stock Index	$10,053,714	$11,515,087
MFS Total Return	$6,250,366	$6,482,862
MFS Value	$10,041,114	$12,678,041
Morgan Stanley EAFE Index	$1,686,910	$2,010,579
Neuberger Berman Genesis	$3,709,732	$5,927,509
Oppenheimer Global Equity	$3,107,491	$3,630,825
Russell 2000 Index	$1,183,159	$1,377,708
T. Rowe Price Large Cap Growth	$3,932,318	$4,662,212
T. Rowe Price Small Cap Growth	$1,800,566	$2,232,252
Van Eck Global Natural Resources	$2,755,150	$3,942,261
Western Asset Management Strategic Bond Opportunities	$4,323,666	$3,918,847
Western Asset Management U.S. Government	$7,087,807	$9,771,994
Zenith Equity	N/A	N/A

For the fiscal years ended December 31, 2009, 2010 and 2011, MetLife Advisers paid the following amounts in subadvisory fees with respect to the following Portfolios (unless otherwise indicated):

	Amount Paid by MetLife Advisers (Unless Otherwise Indicated)
Portfolio	2009	2010	2011
Baillie Gifford International Stock	$3,960,703	$4,880,783
Barclays Capital Aggregate Bond Index	$276,762	$349,969
BlackRock Aggressive Growth	$3,009,913	$3,419,665
BlackRock Bond Income	$2,163,834	$2,033,569
BlackRock Diversified	$3,466,504	$3,694,505
BlackRock Large Cap Value	$4,232,649	$5,682,093
BlackRock Legacy Large Cap Growth	$2,105,791	$2,730,086
BlackRock Money Market	$1,531,172	$1,222,687
Davis Venture Value	$9,933,178	$11,320,420
FI Value Leaders	$1,723,173	$1,858,848
Jennison Growth	$4,91,5078	$5,897,551
Loomis Sayles Small Cap Core	$1,428,568	$1,665,057
Loomis Sayles Small Cap Growth	$386,473	$484,262
Lord Abbett Mid Cap Value	$2,096,697	$2,558,947
Met/Artisan Mid Cap Value	$465,4298	$5,825,726
Met/Dimensional International Small Company	$210,0517	$2,933,874
MetLife Mid Cap Stock Index	$88,310	$119,586
MetLife Stock Index	$924,941	$1,089,905
MFS Total Return	$3,575,216	$3,714,515
MFS Value	$4,056,337	$5,721,216
Morgan Stanley EAFE Index	$129,329	$157,827
Neuberger Berman Genesis	$230,7194	$3,282,972
Oppenheimer Global Equity	$2,183,686	$2,522,100
Russell 2000 Index	$108,850	$130,400
T. Rowe Price Large Cap Growth	$2,369,166	$2,832,612
T. Rowe Price Small Cap Growth	$1,047,844	$1,311,700
Van Eck Global Natural Resources	$1,712,739	$2,440,418
Western Asset Management Strategic Bond Opportunities	$1,673,506	$1,443,217
Western Asset Management U.S. Government	$1,851,217	$2,343,776
Zenith Equity	N/A	N/A

Advisory Agreements and Subadvisory Agreements

Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio’s investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or (ii) the applicable Portfolio’s investment adviser or subadviser.

Each advisory agreement provides that MetLife Advisers shall pay the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses. For Baillie Gifford International Stock, BlackRock Aggressive Growth, BlackRock Bond Income, BlackRock Diversified, BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, BlackRock Money Market, Davis Venture Value, FI Value Leaders, Jennison Growth, Loomis Sayles Small Cap Core, Met/Artisan Mid Cap Value, Met/Dimensional International Small Company, MFS Total Return, Neuberger Berman Genesis, Van Eck Global Natural Resources, Western Asset Management Strategic Bond Opportunities, Western Asset Management U.S. Government, Zenith Equity and each Asset Allocation Portfolio (collectively, the “Group B Portfolios”), each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. The term “ordinary business expenses” for this purpose includes investment advisory fees but excludes taxes and portfolio brokerage commissions.

For the Group B Portfolios, each advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of MetLife Advisers, or reckless disregard of its obligations and duties thereunder, MetLife Advisers shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services thereunder. For the remaining eleven Portfolios (the “Group A Portfolios”), each advisory agreement provides that, in the performance of advisory services under the advisory agreement, MetLife Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of MetLife Advisers, except that nothing in the Agreement shall be construed to protect MetLife Advisers against any liability to the Fund or its shareholders to which MetLife Advisers would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of MetLife Advisers’ duties on behalf of the Fund, reckless disregard of MetLife Advisers’ obligations and duties under the advisory agreement or the violation of any applicable law. In addition, for the Group A Portfolios and Baillie Gifford International Stock, the advisory agreements provide that, with respect to certain administrative services provided by MetLife Advisers, MetLife Advisers shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

Each advisory agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days’ written notice, or by the applicable Portfolio’s investment adviser, upon at least sixty days’ written notice (for the Group A Portfolios) or on ninety days’ written notice (for the Group B Portfolios), and each terminates automatically in the event of its “assignment” as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either sixty or ninety days’ written notice by the relevant subadviser.

Baillie Gifford International Stock and the Group A Portfolios’ advisory agreements provide that they shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the 1940 Act.

Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law.

Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

It is each subadviser’s policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold.

Proposed Amended Advisory Agreement

The Directors of the Fund have approved a proposal to amend the existing advisory agreement of each Portfolio (the “Proposed Advisory Agreements”) for the purpose of revising the terms of those agreements to reflect, among other things, that the Fund may retain a third party to perform administrative services for each Portfolio at such Portfolio’s expense, and to limit the Adviser’s role in respect of those administrative services to supervising and overseeing them, and, in respect of certain Portfolios, to modernize and to align the provisions of those Portfolios’ advisory agreements with those of the advisory agreements of the other Portfolios of the Fund (the “Management Proposal”). The Management Proposal will be submitted to Fund shareholders for approval or disapproval at a meeting of the Fund shareholders on February 24, 2012, or an adjournment or postponement thereof. If approved, any amended advisory agreement is expected to become effective as to the Portfolios approving it, on or about April 30, 2012.

If shareholders of a Portfolio approve the Management Proposal, the Fund expects, at a future date, to retain a third-party administrator (other than MetLife Advisers) to provide administrative services to the

Portfolio at the expense of the Portfolio. If a third-party administrator is retained on behalf of the Portfolio, the Adviser estimates, based on a preliminary review of the market, that the Portfolio’s total annual operating expenses would increase by less than 0.005% of that Portfolio’s average daily net assets, assuming current asset levels for both the Fund and MIST and that the entire MetLife family of funds retains the same third-party administrator. However, there can be no assurance that a Portfolio’s total annual operating expenses will not increase by more than 0.005% if the Portfolio retains a third-party administrator. The fees payable to any third-party administrator under an agreement between the Fund and such third-party administrator are expected to be based, in significant part, on the total assets in respect of which the third-party administrator provides administrative services for both the Fund and MIST. There will be no reduction in the advisory fee paid by a Portfolio to MetLife Advisers as a result of the Management Proposal being adopted.

If the Proposed Advisory Agreement is approved by a Portfolio’s shareholders and adopted by the Portfolio, the following disclosure will replace the description of the advisory agreements above under the section “Advisory Agreements and Subadvisory Agreements” with respect to each such Portfolio:

Each Proposed Advisory Agreement and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio’s investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or (ii) the applicable Portfolio’s investment adviser or subadviser.

The Proposed Advisory Agreements provide that MetLife Advisers shall furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, and the services of executive and other personnel of the Fund, other than the expenses associated with services covered under any administrative services agreement between the Fund and a third-party administrator. In addition, MetLife Advisers will provide supervision and oversight of administrative services provided by a third party. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

Each Proposed Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of MetLife Advisers, or reckless disregard of its obligations and duties thereunder, MetLife Advisers shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services thereunder.

Each Proposed Advisory Agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days’ written notice, or by the applicable Portfolio’s investment adviser, upon at least sixty days’ written notice, and each terminates automatically in the event of its “assignment” as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either sixty or ninety days’ written notice by the relevant subadviser.

Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law.

Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

It is each subadviser’s policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold.

Proxy Voting Policies

The Board of Directors and MetLife Advisers have delegated to each subadviser who invests in voting securities on behalf of a Portfolio the responsibility for voting the proxies relating to securities held by such Portfolio investing in voting securities as part of each such subadviser’s general management of Portfolio assets, subject to the continuing oversight of the Board and MetLife Advisers. The Fund believes that each subadviser, which purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio’s securities, is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on the one hand, and the interests of the adviser, subadviser or any other affiliated person of the Fund, on the other hand. Information about the proxy voting policies and procedures of each subadviser who invests in voting securities is attached in Appendix B to this SAI.

MetLife Advisers votes proxies relating to shares of an Underlying Portfolio held by Zenith Equity or an Asset Allocation Portfolio in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.

Information on how proxies relating to the Portfolios’ voting securities were voted by MetLife Advisers or the subadvisers during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 638-7732 or on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGERS

The subadvisers have provided the Fund with the following information regarding each Portfolio’s portfolio managers identified in each Portfolio’s Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2011 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager’s management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers’ compensation as of December 31, 2011. Other than as set forth below, as of December 31, 2011, no portfolio manager identified in the Portfolio’s Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

Like other investment professionals with multiple clients, the subadvisers of the Portfolios may face certain potential conflicts of interest in connection with managing both a Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The portfolio managers could focus their time, resources and efforts primarily on higher-fee accounts.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a particular Portfolio and other accounts managed by a subadviser. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio managed by that subadviser. Depending on the other account’s objectives or other factors, a subadviser may give advice and make decisions that may differ from advice given with respect to a Portfolio. Investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for one account even though it could have been bought or sold for other accounts, including a Portfolio, at the same time. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including a Portfolio.

Potential conflicts of interest may also arise when portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. Because the subadvisers often advise retail accounts with investment objectives and policies similar to those of a Portfolio and because Fund shares are only offered to separate accounts established by MetLife and its insurance company affiliates and to certain eligible qualified retirement plans, portfolio managers are more likely to have their own money invested in those other accounts and thus have an incentive to favor those accounts, by, among other things, allocating limited investment opportunities to those accounts.

The Portfolios’ subadvisers are generally prohibited from unfairly favoring other accounts, and particularly from unfairly favoring other accounts, systematically, such as offering limited investment opportunities only to one account repeatedly. The Portfolios’ subadvisers generally seek to address these conflicts of interest through the implementation of policies and procedures that are designed to, over time, cause the subadvisers to treat all of the accounts they manage fairly. Also, the subadvisers may tailor their compensation policies so that a portfolio manager does not have an incentive to favor one account over another. The subadvisers may have adopted compliance programs and testing to review their practices concerning the possible inequitable treatment of investment accounts. For information regarding the measures a particular subadviser takes to address conflicts of interest, please see below.

Davis Venture Value Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category (1)	Number of Accounts in Category	Total Assets in Accounts in Category
Christopher Davis	Registered investment companies	26	$	0	N/A
	Other pooled investment vehicles	11	$	0	N/A
	Other accounts(1)	104	$	0	N/A
Kenneth Feinberg	Registered investment companies	24	$	0	N/A
	Other pooled investment vehicles	10	$	0	N/A
	Other accounts(1)	93	$	0	N/A

(1)	Managed wrap accounts are reported at the sponsor level.

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

•

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the portfolios, Davis determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis may place separate, non-simultaneous transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

•

Finally, substantial investment of Davis or Davis family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis does not receive an incentive-based fee on any account.

Compensation

Kenneth Feinberg’s compensation as a Davis employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis’ profits, (iii) awards of equity (“Units”) in Davis including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchases shares in selected funds managed by Davis, and at the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper.

Christopher Davis’s annual compensation as an employee and general partner of Davis consists of a base salary.

Davis’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio

Other Accounts Managed

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed				Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
P. Robert Bartolo, T. Rowe Price Large Cap Growth Portfolio	Registered investment companies	9	$		0	N/A
	Other pooled investment vehicles	1	$		0	N/A
	Other accounts	9	$		0	N/A

Sudhir Nanda, T. Rowe Price Small Cap Growth Portfolio	Registered investment companies	2	$		0	N/A
	Other pooled investment vehicles	0		N/A	0	N/A
	Other accounts	0		N/A	0	N/A

Material Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not for another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed below, portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

T. Rowe Price has developed written trade allocation guidelines for its Trading Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio’s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and ten-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. Performance is evaluated in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (e.g., S&P 500) and an applicable Lipper index (e.g., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis, though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance is over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to the overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of long term success and are highly valued by T. Rowe Price.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Met/Artisan Mid Cap Value Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed				Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
Scott C. Satterwhite	Registered investment companies	7	$		0		N/A
	Other pooled investment vehicles	3	$		0		N/A
	Other accounts	35	$		1	$

James C. Kieffer	Registered investment companies	7		$1	0		N/A
	Other pooled investment vehicles	3	$		0		N/A
	Other accounts	35	$		1	$

George O. Sertl, Jr.	Registered investment companies	7	$		0		N/A
	Other pooled investment vehicles	3	$		0		N/A
	Other accounts	35	$		1	$

Material Conflicts of Interest

Artisan’s U.S. value investment team, led by Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr., manages portfolios for multiple clients within three investment strategies (U.S. mid-cap value, U.S. small-cap value and value equity). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds and foundations) and other private pooled investment vehicles. There are a number of ways in which the interests of Artisan, its portfolio managers and its other personnel might conflict with the interests of the Portfolio and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within each strategy managed by Artisan, including the account of the Met/Artisan Mid Cap Value Portfolio in Artisan’s U.S. mid-cap value investment strategy, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan’s administrative and operational personnel divide their time among services to Artisan’s clients.

Restrictions on Activities. Artisan generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. Therefore, client-imposed restrictions placed on one or more client accounts may impact the manner in which Artisan invests on behalf of all of its client accounts.

To prevent the potentially negative impact that the actions by one client account or multiple client accounts may have on the manner in which Artisan invests on behalf of all of its client accounts, Artisan generally does not accept accounts subject to restrictions that Artisan believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan. From time to time, clients in a particular investment strategy, including Artisan’s U.S. mid-cap value investment strategy, may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan or has another business relationship with Artisan or its affiliates. Artisan has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan believes that it is or may be in possession of material nonpublic information regarding the security that would be the subject of that transaction.

Artisan may allow an employee of the firm to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material nonpublic information, Artisan does not permit investment by client accounts or persons covered by Artisan’s Code of Ethics in securities of any issuer of which an Artisan employee is a director, except that the employee who is the director may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Met/Artisan Mid Cap Value Portfolio if the Artisan employee were not a director.

Management Services Provided to or Business Relationships with the Portfolio’s Service Providers. Artisan may provide separate account management services to or have other business relationships with entities that are, or affiliates of which are, service providers to the Met/Artisan Mid Cap Value Portfolio. In every case, the compensation received by Artisan for its advisory services is consistent with the fees received by Artisan from clients that have no relationship with the Met/Artisan Mid Cap Value Portfolio and fees paid by Artisan for services received is the same as or consistent with the fees paid to comparable service providers that have no relationship with the Met/Artisan Mid Cap Value Portfolio.

Allocation of Portfolio Transactions Among Clients. Artisan seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by the firm’s investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The firm’s traders generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts except in certain markets where aggregated trades are not permitted or due to a client-specific restriction or instruction. The trader also strives to use a single broker for execution of a given trade on any given day to manage transaction costs; however, with increasing fragmentation of securities markets and dispersion of sources of liquidity, the trader may use more than one broker. All participating accounts, including the Met/Artisan Mid Cap Value Portfolio, then share (generally pro rata subject to minimum order size requirements) in the aggregated transaction, paying the same price and the same commission rate.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, shares are allocated to client accounts after receipt. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan’s proprietary accounts, which are discussed below, are not permitted to invest in underwritten offerings. The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan and are included in Artisan’s compliance program.

There also may be instances where a particular security is held by more than one investment strategy (“cross holdings”) due to the overlap of their investment universes. For example, the capitalization ranges of some strategies overlap or a security may at times be of interest to both Artisan’s growth and value teams, or to Artisan’s U.S. and non-U.S. teams. “Same way” transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, the trader works both trades in the market at the same time, subject to the requirements of the written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will contact each portfolio manager involved to determine if either portfolio manager wishes to withdraw or modify his or her order. If both orders remain unmodified, the traders may proceed to work those orders in the markets, so long as the traders follow written trade processing procedures.

Soft Dollars and Commission Recapture. As an investment adviser, Artisan has an obligation to seek best execution for clients–that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan’s investment decisions for the benefit of its clients. Subject to Artisan’s duty to seek best execution, Artisan’s selection of brokers is affected by Artisan’s receipt of research services.

Artisan uses client commissions (i) to acquire third party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers’ traders and analysts, access to conferences and company managements, and the provision of market information.

When Artisan receives research products and services in return for client brokerage, it relieves Artisan of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan to select a particular broker or dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan chooses those brokers or dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Met/Artisan Mid Cap Value Portfolio, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain governmental clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan pays for such products and services from its own funds).

A number of Artisan’s clients, including the Met/Artisan Mid Cap Value Portfolio, participate in commission recapture arrangements, pursuant to which Artisan is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture brokers subject to Artisan’s duty to seek best execution. Those client directions generally require that Artisan execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture brokers. Artisan tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). Progress toward those commission recapture goals is monitored on an on-going basis by Artisan.

Artisan has adopted written procedures with respect to soft dollars and commission recapture, which are included in Artisan’s compliance procedures.

Proprietary and Personal Investments and Code of Ethics. Artisan’s proprietary investments and personal investments by the firm’s employees also may present potential conflicts of interest with Artisan’s clients, including the Met/Artisan Mid Cap Value Portfolio. Artisan from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Other proprietary or similar accounts that may exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts, including the proprietary and other accounts.

Personal transactions are subject to Artisan’s Code of Ethics, which generally provides that personnel of Artisan may not take personal advantage of any information that they may have concerning Artisan’s current investment program. The Code requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibits Artisan’s personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty days. Certain transactions, including trading of mutual funds for which Artisan acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that prohibition because funds typically have their own policies and procedures related to short-term trading activity.

In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan’s compliance department quarterly or more frequently. Artisan reviews those reports for conflicts, or potential conflicts, with client transactions.

The Code prohibits the purchase and sale of securities to and from client accounts. The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan’s clients.

Proxy voting. Artisan may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of the Met/Artisan Mid Cap Value Portfolio. As described in its proxy voting policy, Artisan will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that Met/Artisan Mid Cap Value Portfolio invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds, Inc., a registered investment company to which Artisan acts as investment adviser, or an employee of Artisan or its affiliate; (iii) Artisan or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan or its affiliate, or an employee of Artisan or its affiliate, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy. Artisan’s proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to avoid or minimize conflicts of interest that otherwise may result in voting proxies for Artisan’s clients, including the Met/Artisan Mid Cap Value Portfolio.

Fees. Like the fees Artisan receives from the Met/Artisan Mid Cap Value Portfolio, the fees Artisan receives as compensation from other clients are typically calculated as a percentage of a client’s assets under management. However, Artisan may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan performance against an agreed upon benchmark), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of December 31, 2011, Artisan had five separate accounts with performance-based fees encompassing all of its investment strategies. None of those separate accounts is managed in Artisan’s U.S mid-cap value investment strategy. Although Artisan may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan’s procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Transactions with MetLife. Prior to the appointment of Artisan as subadviser to the Met/Artisan Mid Cap Value Portfolio, an affiliate of MetLife Advisers purchased debt securities issued by Artisan. The affiliate of MetLife Advisers continues to hold those securities as of the date of this Statement of Additional Information. Although this investment represents a potential conflict of interest for MetLife Advisers, MetLife Advisers will not take into account its affiliate’s interest in those securities in fulfilling its duties and obligations as the investment adviser to the Met/Artisan Mid Cap Value Portfolio.

Compensation. An Artisan portfolio manager is compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of the bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategy or strategies during the calendar year, including the Met/Artisan Mid Cap Value Portfolio in Artisan’s U.S. mid-cap value investment strategy. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns its portfolio managers’ interests more closely with the long-term interests of clients.

Artisan portfolio managers participate in group life, health, medical reimbursement and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers, have, or are expected to have over a reasonable time, limited partnership interests in the firm.

BlackRock Aggressive Growth Portfolio, BlackRock Bond Income Portfolio, BlackRock Diversified Portfolio, BlackRock Legacy Large Cap Growth Portfolio, and BlackRock Large Cap Value Portfolio

Other Accounts Managed

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed				Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
Matthew Marra, BlackRock Bond Income Portfolio BlackRock Diversified Portfolio	Registered investment companies	28	$		0		N/A
	Other pooled investment vehicles	2	$		0		N/A
	Other accounts	5	$		0		N/A

Eric Pellicciaro, BlackRock Bond Income Portfolio BlackRock Diversified Portfolio	Registered investment companies	18	$		0		N/A
	Other pooled investment vehicles	3		$0	1	$
	Other accounts	0		N/A	0		N/A

Bob Miller, BlackRock Bond Income Portfolio BlackRock Diversified Portfolio	Registered investment companies
	Other pooled investment vehicles
	Other accounts

Rick Rieder, BlackRock Bond Income Portfolio BlackRock Diversified Portfolio	Registered investment companies	13	$		0		N/A
	Other pooled investment vehicles	3	$		2	$
	Other accounts	1	$		1	$

Robert Doll, BlackRock Diversified Portfolio BlackRock Large Cap Value Portfolio	Registered investment companies	23	$		0		N/A
	Other pooled investment vehicles	9	$		1	$
	Other accounts	13	$		0		N/A

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Daniel Hanson, BlackRock Diversified Portfolio BlackRock Large Cap Value Portfolio	Registered investment companies	23	$	0		N/A
	Other pooled investment vehicles	9	$	1	$
	Other accounts	13	$	0		N/A

Peter Stournaras, BlackRock Diversified Portfolio BlackRock Large Cap Value Portfolio	Registered investment companies	23	$	0		N/A
	Other pooled investment vehicles	9	$	1	$
	Other accounts	13	$	0		N/A

Philip Green, BlackRock Diversified Portfolio	Registered investment companies	19	$	0		N/A
	Other pooled investment vehicles	20	$	0		N/A
	Other accounts	17	$	3	$

Eileen Leary, BlackRock Aggressive Growth Portfolio	Registered investment companies	2	$	0		N/A
	Other pooled investment vehicles	2	$	0		N/A
	Other accounts	4	$	0		N/A

Andrew Leger, BlackRock Aggressive Growth Portfolio	Registered investment companies	4	$	0		N/A
	Other pooled investment vehicles	1	$	0		N/A
	Other accounts	3	$	0		N/A

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jeffrey R. Lindsey, BlackRock Legacy Large Cap Growth Portfolio	Registered investment companies	11		$0		N/A
	Other pooled investment vehicles	8		$0		N/A
	Other accounts	15		$1	$
Edward P. Dowd, BlackRock Legacy Large Cap Growth Portfolio	Registered investment companies	11		$0		N/A
	Other pooled investment vehicles	8		$0		N/A
	Other accounts	15		$1	$

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolios by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Doll, Hanson, Pellicciaro, Stournaras and Rieder may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Doll, Hanson, Pelliccaro, Stournaras and Rieder may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation for the Equity Portfolio Managers

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Portfolios and other accounts include the following:

Portfolio Managers	Portfolio Managed	Benchmarks Applicable to Each Manager
Robert C. Doll, Jr. Daniel Hanson Peter Stournaras	BlackRock Large Cap Value Portfolio

Robert C. Doll, Jr. Daniel Hanson Peter Stournaras	BlackRock Diversified Portfolio

Edward Dowd Jeffrey Lindsey	BlackRock Legacy Large Cap Growth Portfolio

Portfolio Managers	Portfolio Managed	Benchmarks Applicable to Each Manager
Eileen Leary Andrew Leger	BlackRock Aggressive Growth Portfolio

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation for the Fixed Income Portfolio Managers and Mr. Green

Generally, discretionary incentive compensation for Fixed Income portfolio managers is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Portfolios and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods, including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. With respect to these portfolio managers, such benchmarks for the Portfolios and other accounts include the following:

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Matthew Marra Bob Miller Eric Pellicciaro Rick Rieder	BlackRock Bond Income Portfolio BlackRock Diversified Portfolio

Philip Green	BlackRock Diversified Portfolio

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Doll, Dowd, Hanson, Green, Ledger, Lindsey, Marra, Pellicciaro, Rieder and Ms. Leary have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. Doll, Dowd, Green, Hanson, Ledger, Lindsey, Marra, Miller, Pellicciaro, Rieder, Stournaras and Ms. Leary have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

As of December 31, 2011, the dollar range of securities beneficially owned by each of the aforementioned portfolio managers in a Portfolio for which he or she serves as portfolio manager is shown below:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned*
Eileen M. Leary, CFA	BlackRock Aggressive Growth Portfolio	$10,001-$50,000

*	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

Jennison Growth Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category(1)	Total Assets in Accounts in Category(1)	Number of Accounts in Category	Total Assets in Accounts in Category
Kathleen A. McCarragher	Registered investment companies	13	$	2(2)		$(2)
	Other pooled investment vehicles	2	$	0	N/A
	Other accounts	27	$	0	N/A

Spiros Segalas	Registered investment companies	13	$	0	N/A
	Other pooled investment vehicles	3	$	1(2)		$(2)
	Other accounts	8	$	0	N/A

Michael A. Del Balso	Registered investment companies	11	$	0	N/A
	Other pooled investment vehicles	5	$	0	N/A
	Other accounts(3)	6	$	0	N/A

(1)	Excludes performance fee accounts.
(2)	The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.
(3)	“Other accounts” excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Material Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.

Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors, including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g. commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products.) Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other accounts or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The factors reviewed for the portfolio managers are listed below in order of importance:

The following primary quantitative factor is reviewed for the portfolio managers:

•

One and three year pre-tax investment performance of groupings of accounts relative to market conditions, pre-determined passive indices, such as the Russell 1000® Growth Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

The qualitative factors reviewed for the portfolio managers may include:

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

FI Value Leaders Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Ciaran O’Neill	Registered investment companies	1	$	0	N/A
	Other pooled investment vehicles	5	$	0	N/A
	Other accounts	7	$	0	N/A

Material Conflicts of Interest

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the Portfolio may invest through either tax-deferred accounts or taxable accounts, the portfolio manager’s compensation is linked to the pre-tax performance of the Portfolio, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Compensation

Ciaran O’Neill is the portfolio manager of FI Value Leaders and receives compensation for his services. As of December 31, 2011, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at Pyramis, FMR (Pyramis’ ultimate parent company) or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account and (ii) the investment performance of other Pyramis equity accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to and leadership within the Pyramis investment platform. The portion of the portfolio manager’s bonus that is linked to the investment performance of the strategy is based on the pre-tax investment performance of the strategy measured against the Russell 1000 Value Index, and the pre-tax investment performance of the strategy within the eVestment Alliance Large Cap Value Equity. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of Pyramis Global Advisors Holdings Corp, the direct parent company of Pyramis. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of Pyramis and its affiliates.

Loomis Sayles Small Cap Core Portfolio and Loomis Sayles Small Cap Growth Portfolio

Other Accounts Managed

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
John J. Slavik, Loomis Sayles Small Cap Core Portfolio Loomis Sayles Small Cap Growth Portfolio	Registered investment companies	1	$	0	N/A
	Other pooled investment vehicles	1	$	0	N/A
	Other accounts	14	$	0	N/A

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed				Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
Mark F. Burns, Loomis Sayles Small Cap Core Portfolio Loomis Sayles Small Cap Growth Portfolio	Registered investment companies	1	$		0	N/A
	Other pooled investment vehicles	1	$		0	N/A
	Other accounts	12	$		0	N/A
Joseph R. Gatz, Loomis Sayles Small Cap Core Portfolio	Registered investment companies	4	$		0	N/A
	Other pooled investment vehicles	0		N/A	0	N/A
	Other accounts	23	$		0	N/A

Material Conflicts of Interest

The fact that a portfolio manager manages the Portfolios as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors–investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

Generally speaking the performance of a fund is compared against the applicable Morningstar peer group. If the majority of the assets in a Loomis Sayles strategy are represented by a fund, that comparison will drive compensation. If the majority of the assets in a Loomis Sayles strategy are represented by institutional separate accounts, the eVestment Alliance institutional peer group will be used as the primary method of comparison. A manager’s relative performance for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years, or since the start of the managers tenure, if shorter) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one strategy, the rankings of each strategy are weighted based on relative asset size of accounts represented in each strategy. An external benchmark is used as a secondary comparison. The benchmarks used for the investment styles utilized for Loomis Sayles Small Cap Core is the Russell 2000 Value Index (for the small cap value portion of the Portfolio) and the Russell 2000 Growth (for the small cap growth portion of the Portfolio). The benchmark used for the investment style utilized for Loomis Sayles Small Cap Growth is the Russell 2000 Growth Index.

Loomis Sayles also uses the institutional peer groups as a point of comparison for equity managers’ performance because in some instances the firm believes they represent the most competitive universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Lord Abbett Mid Cap Value Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Robert P. Fetch	Registered investment companies	11		$0	N/A
	Other pooled investment vehicles	4		$0	N/A
	Other accounts	441		$2	$

Jeff Diamond	Registered investment companies	5		$0	N/A
	Other pooled investment vehicles	0		$0	N/A
	Other accounts	2		$0	N/A

Material Conflicts of Interest

Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Portfolio’s transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Portfolio. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

Compensation

When used in this section, the term “fund” refers to the Portfolio, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Portfolio’s performance against one or more benchmarks from among the Portfolio’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the Portfolio’s peer group maintained by rating agencies, as well as the Portfolio’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Neuberger Berman Genesis Portfolio

Other Accounts Managed

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Judith M. Vale, Neuberger Berman Genesis Portfolio	Registered investment companies	1		$0	N/A
	Other pooled investment vehicles	0	N/A	0	N/A
	Other accounts*	38		$0	N/A
Robert W. D’Alelio, Neuberger Berman Genesis Portfolio	Registered investment companies	1		$0	N/A
	Other pooled investment vehicles	0	N/A	0	N/A
	Other accounts*	38		$0	N/A
Michael L. Bowyer, Neuberger Berman Genesis Portfolio	Registered investment companies	1		$0	N/A
	Other pooled investment vehicles	0	N/A	0	N/A
	Other accounts*	38		$0	N/A
Brett S. Reiner, Neuberger Berman Genesis Portfolio	Registered investment companies	1		$0	N/A
	Other pooled investment vehicles	0	N/A	0	N/A
	Other accounts*	38		$0	N/A

*	“Other accounts” includes institutional separate accounts, subadvised accounts and managed accounts.

Material Conflicts of Interest

While the portfolio managers’ management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolio and the management of other accounts, which might have similar investment objectives or strategies as the Portfolio or track the same index the Portfolio tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

As a result of the portfolio manager’s day-to-day management of the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio, Neuberger Berman has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both the Portfolio and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when the Portfolio and one or more of the other Neuberger Berman funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Portfolio, in other cases it is believed that the Portfolio’s ability to participate in volume transactions may produce better executions for it.

Compensation

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Manager is determined by using a formula. In addition, the bonus may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

Incentive Structure

As a firm, Neuberger Berman believes that providing its employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to its success in retaining employees.

The terms of its long-term retention incentives are as follows:

•

Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the common equity owned by all employees, and the same proportion of the preferred interests owned by employees.

Employee equity and preferred stock will be subject to vesting (generally 25% vests each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

•

Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman’s investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation be tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent amounts under the 2009 and 2010 CCP will vest 50% after two years and 50% after three years. The contingent amounts under the 2011 CCP will vest in 1/3 increments each year over a three year period. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•

Restrictive Covenants. Select senior professionals who have received equity grants have agreed to restrictive covenants which may include non-compete and non-solicit restrictions depending on participation.

Oppenheimer Global Equity Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Rajeev Bhaman	Registered investment companies	6	$	0	N/A
	Other pooled investment vehicles	4	$	0	N/A
	Other accounts	2	$	0	N/A

Material Conflicts of Interest

As indicated in the chart above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio’s investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund or account is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund or account. However, Oppenheimer’s compliance procedures and Code of Ethics recognize Oppenheimer’s fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Portfolio, or he may manage funds or accounts with different investment objectives and strategies.

Compensation

The base pay component of each portfolio manager at Oppenheimer is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark used with respect to the Fund is Lipper – Global Large-Cap Growth Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager’s compensation is not based on the total value of the Portfolio’s portfolio assets, although the Portfolio’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds as accounts managed by the Portfolio Manager.

MFS Total Return Portfolio and MFS Value Portfolio

Other Accounts Managed

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed				Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
Brooks A. Taylor, MFS Total Return Portfolio	Registered investment companies	9	$		0	N/A
	Other pooled investment vehicles	0		N/A	0	N/A
	Other accounts	0		N/A	0	N/A

Joshua P. Marston, MFS Total Return Portfolio	Registered investment companies	9	$		0	N/A
	Other pooled investment vehicles	14	$		0	N/A
	Other accounts	4	$		0	N/A

Steven R. Gorham, MFS Total Return Portfolio MFS Value Portfolio	Registered investment companies	19	$		0	N/A
	Other pooled investment vehicles	6	$		0	N/A
	Other accounts	32	$		0	N/A

Richard O. Hawkins, MFS Total Return Portfolio	Registered investment companies	12	$		0	N/A
	Other pooled investment vehicles	2	$		0	N/A
	Other accounts	6	$		0	N/A

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed				Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
William P. Douglas, MFS Total Return Portfolio	Registered investment companies	6	$		0	N/A
	Other pooled investment vehicles	0		N/A	0	N/A
	Other accounts	0		N/A	0	N/A
Nevin P. Chitkara, MFS Total Return Portfolio MFS Value Portfolio	Registered investment companies	19	$		0	N/A
	Other pooled investment vehicles	6	$		0	N/A
	Other accounts	32	$		0	N/A

Material Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely affect the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio,

for instance, those that pay a higher advisory fee and/or have a performance adjustment, and/or include an investment by the portfolio manager.

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2011, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to Messrs. Chitkara, Douglas, Gorham, Hawkins, Marston and Taylor, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2011*, the following benchmarks were used to measure performance for the Portfolios:

Portfolio Manager	Portfolio(s)	Benchmark(s)
Brooks A. Taylor	MFS Total Return Portfolio	Standard & Poor’s 500 Stock Index

Joshua P. Marston	MFS Total Return Portfolio	Barclay’s Capital Aggregate Index

Steven R. Gorham	MFS Total Return Portfolio	Standard & Poor’s 500 Stock Index
	MFS Value Portfolio	Russell 1000 Value Index

Richard O. Hawkins	MFS Total Return Portfolio	Barclay’s Capital Aggregate Index

Nevin P. Chitkara	MFS Total Return Portfolio	Standard & Poor’s 500 Stock Index
	MFS Value Portfolio	Russell 1000 Value Index

*	As of December 31, 2010, Mr. Douglas’ performance bonus was not based on the pre-tax performance of the MFS Total Return Portfolio relative to a benchmark.

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio

Other Accounts Managed

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Stephen A. Walsh, Strategic Bond Opportunities Portfolio U.S. Government Portfolio	Registered investment companies	102		$0	N/A
	Other pooled investment vehicles	215		$7	$
	Other accounts	780		$81	$
Carl L. Eichstaedt, Strategic Bond Opportunities Portfolio	Registered investment companies	20		$0	N/A
	Other pooled investment vehicles	1		$0	N/A
	Other accounts	66		$6	$
Mark Lindbloom, Strategic Bond Opportunities Portfolio U.S. Government Portfolio	Registered investment companies	21		$0	N/A
	Other pooled investment vehicles	2		$0	N/A
	Other accounts	50		$5	$

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Frederick Marki, U.S. Government Portfolio	Registered investment companies	0	N/A	0	N/A
	Other pooled investment vehicles	6		$0	N/A
	Other accounts	8		$5	$
Michael C. Buchanan, Strategic Bond Opportunities Portfolio	Registered investment companies	49		$0	N/A
	Other pooled investment vehicles	8		$0	N/A
	Other accounts	11		$0	N/A
Keith J. Gardner, Strategic Bond Opportunities Portfolio	Registered investment companies	41		$0	N/A
	Other pooled investment vehicles	7		$0	N/A
	Other accounts	1		$0	N/A

Note: Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Material Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, Western Asset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Compensation

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western’s philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the Firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

Baillie Gifford International Stock Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Gerald Smith	Registered investment companies	1		$0	N/A
	Other pooled investment vehicles	2		$0	N/A
	Other accounts	31		$5	$
Angus Franklin	Registered investment companies	1		$0	N/A
	Other pooled investment vehicles	0		$0	N/A
	Other accounts	29		$5	$
Jonathan Bates	Registered investment companies	1		$0	N/A
	Other pooled investment vehicles	0		$0	N/A
	Other accounts	29		$5	$

Material Conflicts of Interest

Baillie Gifford’s individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between the Baillie Gifford International Stock Portfolio and other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

Compensation arrangements within Baillie Gifford vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co.

For employees, a portfolio manager’s compensation generally consists of base salary, annual bonus, and payments under Baillie Gifford’s long term incentive program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees.

A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analysis.

A portfolio manager’s annual bonus is determined by a number of factors, including investment performance, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. Investment performance is measured over three years and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff. The bonus is paid on an annual basis. Senior staff may also be eligible to receive an additional deferred bonus.

Gerald Smith and Jonathan Bates are partners of Baillie Gifford & Co. Their remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co. and length of service. The basis for the profit share is detailed in the Baillie Gifford & Co. Partnership Agreement.

Met/Dimensional International Small Company Portfolio

In accordance with the team approach used to manage the Met/Dimensional International Small Company Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of Dimensional. The portfolio managers and portfolio traders also make daily investment decisions regarding the portfolio, including running buy and sell programs based on the parameters established by the Investment Committee. Stephen A. Clark, Karen E. Umland, Joseph H. Chi and Jed S. Fogdall are the portfolio managers that coordinate the efforts of all other portfolio managers with respect to the day-to-day management of the Portfolio and other international equity portfolios managed by Dimensional.

Other Accounts Managed

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Stephen A. Clark	Registered investment companies	92	$	0		N/A
	Other pooled investment vehicles	20	$	1		$240,750,739
	Other accounts	72	$	1		$767,457,000

Karen E. Umland	Registered investment companies	36	$	0		N/A
	Other pooled investment vehicles	4	$	0		N/A
	Other accounts	26	$	1	$

Joseph H. Chi	Registered investment companies	36	$	0		N/A
	Other pooled investment vehicles	4	$	0		N/A
	Other accounts	26	$	1	$

Jed S. Fogdall	Registered investment companies	36	$	0		N/A
	Other pooled investment vehicles	4	$	0		N/A
	Other accounts	26	$	1	$

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day oversight responsibilities with respect to multiple accounts. In addition to the Portfolio, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Portfolio. Actual or apparent conflicts of interest include:

Time Management. The management of the Portfolio and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolio.

Investment Opportunities. It is possible that at times identical securities will be held by the Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that the Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Portfolio and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolio and other Accounts.

Broker Selection. With respect to securities transactions for the Portfolio, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or an Account.

Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolios or other Accounts for which they have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Dimensional’s portfolio managers receive a base salary and a bonus. Compensation of a portfolio manager is determined by Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that they manage. Dimensional reviews the compensation of each portfolio manager annually. Each portfolio manager’s compensation consists of the following:

BASE SALARY. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

SEMI-ANNUAL BONUS. Each portfolio manager may receive a semi-annual bonus. The bonus is based on the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional’s stock as determined from time to time by the Board of Directors of Dimensional or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.

In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategy or any particular client accounts.

Van Eck Global Natural Resources Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Charles Cameron	Registered investment companies	3	$	0		N/A
	Other pooled investment vehicles	11	$	8	$
	Other accounts	8	$	2	$

Shawn Reynolds	Registered investment companies	2	$	0		N/A
	Other pooled investment vehicles	13	$	10	$
	Other accounts	8	$	2		$0

Material Conflicts of Interest

Van Eck serves as investment adviser to the Global Hard Assets Fund, a series of the Van Eck Funds (a registered investment company) and Van Eck VIP Global Hard Assets Fund, a series of the Van Eck VIP Trust (a registered investment company), each of which has an investment strategy substantially similar to that of Van Eck Global Natural Resources Portfolio (the “Portfolio”). In addition, Van Eck Absolute Return Advisers Corporation, a wholly owned subsidiary of Van Eck, serves as either the general partner or investment adviser to various private funds each of which has an investment strategy substantially similar to that of the Portfolio. In addition to the above referenced funds, Van Eck (and its principals, affiliates or employees) may serve as either the general partner or investment adviser to other client accounts and conduct investment activities for their own accounts (together, “Other Accounts”). The Other Accounts may have investment objectives or may implement investment strategies similar to those of the Portfolio. Additionally, the Other Accounts may also from time to time implement investment strategies which Van Eck decides are not advantageous to the Portfolio, and which may include transactions that are directly contrary to the positions taken by the Portfolio. These strategies may include, among others, short sales, long short trading, and pairs trading, as well as swaps and derivatives trades. When Van Eck implements investment strategies for Other Accounts that are similar or directly contrary to the positions taken by the Portfolio, the prices of the Portfolio’s securities may be negatively affected. For example, when purchase or sales orders for the Portfolio are aggregated with those of Other Accounts and allocated among them, the price that the Portfolio pays or receives may be more in the case of a purchase or less in a sale than if Van Eck served as subadviser to only the Portfolio. When Other Accounts are selling a security that the Portfolio owns, the price of that security may decline as a result of the sales. In addition, the portfolio manager of the Portfolio serves as the portfolio manager to Other Accounts. The compensation that Van Eck receives from Other Accounts may be higher than the compensation received by Van Eck for sub-advising the Portfolio. Van Eck does not believe that its activities materially disadvantage the Portfolio. Van Eck has implemented procedures to monitor trading across the Portfolio and its Other Accounts.

Compensation

The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, Van Eck and affiliates manage accounts with incentive fees.

Index Portfolios, Zenith Equity Portfolio, and Asset Allocation Portfolios

Other Accounts Managed – Index Portfolios

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed				Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
Stacey Lituchy, Barclays Capital Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio, Russell 2000 Index Portfolio	Registered investment companies	0		N/A	0	N/A
	Other pooled investment vehicles	21	$		0	N/A
	Other accounts	7	$		0	N/A

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed				Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
Norman Hu, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio, Russell 2000 Index Portfolio	Registered investment companies	0		N/A	0	N/A
	Other pooled investment vehicles	11	$		0	N/A
	Other accounts	3	$		0	N/A
Mirsad Usejnoski, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio, Russell 2000 Index Portfolio	Registered investment companies	0		N/A	0	N/A
	Other pooled investment vehicles	11	$		0	N/A
	Other accounts	3	$		0	N/A
Tresa Lau, Barclays Capital Aggregate Bond Index Portfolio	Registered investment companies	0		N/A	0	N/A
	Other pooled investment vehicles	10	$		0	N/A
	Other accounts	4	$		0	N/A
Tomas Cambara, Barclays Capital Aggregate Bond Index Portfolio	Registered investment companies	0		N/A	0	N/A
	Other pooled investment vehicles	10	$		0	N/A
	Other accounts	4	$		0	N/A

Material Conflicts of Interest – Index Portfolios

Conflicts of interest may arise in connection with the portfolio managers’ management of the Index Portfolios and the other pooled investment vehicles included in the table above. For example, if a portfolio manager’s compensation or MLIAC’s profitability is more dependent on certain accounts, the portfolio manager and MLIAC may have an incentive to spend more time and devote more of its resources to managing those more profitable accounts. Conflicts of interest may also arise from the allocation of investment opportunities between the Index Portfolios and the pooled investment vehicles, including regarding the allocation of limited investment opportunities. In the case of the Index Portfolios, certain conflicts of interest may be mitigated by those Portfolios’ strategies to replicate the performance of an index.

Other Accounts Managed – Asset Allocation Portfolios and Zenith Equity Portfolio

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed				Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
Jeffrey L. Bernier, Asset Allocation Portfolios Zenith Equity Portfolio	Registered investment companies	10	$		0	N/A
	Other pooled investment vehicles	0		N/A	0	N/A
	Other accounts	0		N/A	0	N/A

Elizabeth M. Forget, Asset Allocation Portfolios Zenith Equity Portfolio	Registered investment companies	10	$		0	N/A
	Other pooled investment vehicles	0		N/A	0	N/A
	Other accounts	0		N/A	0	N/A

Alan C. Leland, Jr., Asset Allocation Portfolios Zenith Equity Portfolio	Registered investment companies	10	$		0	N/A
	Other pooled investment vehicles	0		N/A	0	N/A
	Other accounts	0		N/A	0	N/A

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed				Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
Thomas C. McDevitt, Asset Allocation Portfolios Zenith Equity Portfolio	Registered investment companies	10	$		0	N/A
	Other pooled investment vehicles	0		N/A	0	N/A
	Other accounts	0		N/A	0	N/A

Darrel A. Olson, Asset Allocation Portfolios Zenith Equity Portfolio	Registered investment companies	10	$		0	N/A
	Other pooled investment vehicles	0		N/A	0	N/A
	Other accounts	0		N/A	0	N/A

Material Conflicts of Interest – Asset Allocation Portfolios and Zenith Equity Portfolio

Conflicts of interest may arise in connection with the portfolio managers’ management of the Asset Allocation Portfolios and Zenith Equity and the other registered investment companies included in the table above. For example, if a portfolio manager’s compensation or MetLife Adviser’s profitability is more dependent on certain accounts, the portfolio manager or MetLife Advisers may have an incentive to spend more time and devote more of its resources to managing those more profitable accounts. Conflicts of interest may also arise between the investment strategies of the Asset Allocation Portfolios and Zenith Equity and the other registered investment companies, including regarding the allocation of limited investment opportunities between the Asset Allocation Portfolios and the other accounts. In the case of Zenith Equity, certain conflicts of interest may be mitigated by that Portfolio’s strategy to allocate its assets equally among its three Underlying Portfolios.

Compensation – Index Portfolios, Zenith Equity Portfolio and Asset Allocation Portfolios

The portfolio managers for the Index Portfolios, Zenith Equity Portfolio, and Asset Allocation Portfolios are compensated following MetLife’s compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife’s retirement plan, which applies to all company employees.

The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife’s long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

DISTRIBUTION AGREEMENT

MetLife Investors Distribution Company (the “Distributor”), located at 5 Park Plaza, Irvine, CA 92614, is the Fund’s distributor. From April 30, 2007 to August 31, 2007, the Fund’s distributor was MetLife Securities, Inc. (“MetLife Securities”), and prior to April 30, 2007, the Fund’s distributor was MetLife (together with MetLife Securities, the “Prior Distributors”). Both the Distributor and the Prior Distributors are affiliates of the Fund. Under a Distribution Agreement with the Fund, the Distributor serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio’s shares is continuous. Shares are offered for sale only to certain insurance company separate accounts. The Distributor receives no compensation from the Fund or purchasers of a Portfolio’s shares for acting as distributor of the Fund’s Class A shares. The Distribution Agreement does not obligate the Distributor to sell a specific number of shares.

In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

The following is a description of the Distribution and Services Plan for the Fund:

Pursuant to a Class B, Class D, Class E, Class F and Class G Distribution and Services Plan (the “Plan”) adopted under Rule 12b-1 under the 1940 Act for the Portfolios, the Fund may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares. Each Portfolio may not offer shares of each class. The Distributor may pay all or any portion of the Service Fee in respect of Class B, Class D, Class E, Class F or Class G shares of any Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such class and/or the maintenance of shareholder and contract owner accounts, and may retain all or any portion of the Service Fee in respect of such class as compensation for providing personal services to investors in such class and/or the maintenance of shareholder accounts. The amount of any Service

Fee that exceeds 0.25% is considered an asset-based sales charge and is calculated into the appropriate maximum aggregate cap as specified in the rules of the Financial Industry Regulatory Authority.

The Plan also authorizes each Portfolio to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of the Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Distributor may pay all or any portion of the Distribution Fee in respect of Class B, Class D, Class E, Class F and Class G shares of any Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such class, and may retain all or any portion of the Distribution Fee in respect of such class as compensation for the Distributor’s services as principal underwriter of the shares of such class.

Under the Distribution Agreement, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares.

The Plan is what is known as a “compensation plan” because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plan. The fees payable with respect to a particular class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other class of any Portfolio. Subject to the foregoing sentence, some or all of the fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B, Class D, Class E, Class F and Class G shares, including but not limited to the following:

(a)	printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts (“Variable Contracts”) investing indirectly in a class of shares of the Fund;

(b)	the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

(c)	holding seminars and sales meetings designed to promote the distribution of the Class B, Class D, Class E, Class F or Class G shares;

(d)	obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

(e)	training sales personnel regarding the Fund;

(f)	compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund;

(g)	personal services and/or maintenance of Variable Contract owner accounts with respect to Class B, Class D, Class E, Class F or Class G shares attributable to such accounts;

(h)	compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a class of shares; and

(i)	compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

The Board of Directors, including the Independent Directors and the directors who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan (“Qualified Directors”), has determined, in the exercise of its reasonable business judgment, that the Plan is reasonably likely to benefit the Fund and its Class B, Class D, Class E , Class F and Class G shareholders and has approved the Plan’s adoption. The Fund anticipates that the Plan will enhance the sales of Class B, Class D, Class E, Class F and Class G shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B, Class D, Class E, Class F and Class G shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of each Portfolio.

The Plan and any related agreement that is entered into by the Fund in connection with the Plan will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund’s Board of Directors, including a majority of the Qualified Directors, or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plan or any such related agreement. Also, the Plan and any such related agreement may be terminated, with respect to any class, at any time by vote of a majority of the outstanding shares of that class of that Portfolio or by vote of a majority of the Qualified Directors. The Plan also provides that it may not be amended, with respect to any class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such class of shares.

The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Plan for the year ended December 31, 2011:

Portfolio	Total Fees Paid to Distributor
Baillie Gifford International Stock	$
Barclays Capital Aggregate Bond Index	$
BlackRock Aggressive Growth	$
BlackRock Bond Income	$
BlackRock Diversified	$
BlackRock Large Cap Value	$
BlackRock Legacy Large Cap Growth	$
BlackRock Money Market	$

Portfolio	Total Fees Paid to Distributor
Davis Venture Value	$
FI Value Leaders	$
Jennison Growth	$
Loomis Sayles Small Cap Core	$
Loomis Sayles Small Cap Growth	$
Lord Abbett Mid Cap Value	$
Met/Artisan Mid Cap Value	$
Met/Dimensional International Small Company	$
MetLife Conservative Allocation	$
MetLife Conservative/Moderate Allocation	$
MetLife Mid Cap Stock Index	$
MetLife Moderate Allocation	$
MetLife Moderate/Aggressive Allocation	$
MetLife Stock Index	$
MFS Total Return	$
MFS Value	$
Morgan Stanley EAFE Index	$
Neuberger Berman Genesis	$
Oppenheimer Global Equity	$
Russell 2000 Index	$
T. Rowe Price Large Cap Growth	$
T. Rowe Price Small Cap Growth	$
Van Eck Global Natural Resources	$
Western Asset Management Strategic Bond Opportunities	$
Western Asset Management U.S. Government	$
Zenith Equity*		N/A

*	There were no Class B, Class D, Class E, Class F or Class G shares of the Zenith Equity Portfolio outstanding during the year ended December 31, 2011

The amounts received by the Distributor and Prior Distributors have been used (and the amounts to be received by the Distributor are expected to be used) to defray various costs incurred or paid by the Distributor or Prior Distributors in connection with personal services to and/or the maintenance of shareholder and contract owner accounts, commissions, the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class D, Class E, Class F and Class G shares.

OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund’s custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Registered Public Accounting Firm. The Board of Directors annually approves an independent registered public accounting firm. Deloitte & Touche LLP (“D&T”), 200 Berkeley Street, Boston, MA 02116, the Fund’s independent registered public accounting firm, provides audit and related services, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The financial statements for each of the Portfolios in the Fund for the year ended December 31, 2011 and D&T’s reports thereon, are incorporated by reference into this SAI.

Portfolio Consultant. For each Asset Allocation Portfolio, MetLife Advisers has hired Wilshire Funds Management (“Wilshire”) to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and investments in the Underlying Portfolios, which may assist MetLife Advisers in determining, based on the Asset Allocation Portfolio’s current allocation and investment strategies, the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to Wilshire for these services.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Some of the Fund’s portfolio transactions are placed with brokers and dealers who provide MetLife Advisers or the subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by MetLife Advisers or the subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of MetLife Advisers or the subadvisers. The services may also be used by MetLife Advisers or the subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

The Asset Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios. However, the Asset Allocation Portfolios bear such costs indirectly through their investment in the Underlying Portfolios. Similarly, Zenith Equity bears such costs indirectly through its investment in the Zenith Underlying Portfolios. Accordingly, the following description is also relevant for the Asset Allocation Portfolios and Zenith Equity.

Fixed-Income Portfolio Transactions. Although from time to time a Portfolio might pay a commission on a transaction involving a debt security, such transactions are generally conducted directly with a dealer or other counterparty (principal transactions), and no commission is paid. Rather, an undisclosed amount of “mark-up” is included in the price paid for the security. As a result, a Portfolio that invests mainly in debt securities will typically have lower brokerage commissions, although not necessarily lower transaction costs, than a Portfolio that invests mainly in equity securities.

It is expected that certain portfolio transactions of Barclays Capital Aggregate Bond Index, BlackRock Bond Income, BlackRock Diversified, BlackRock Money Market, MFS Total Return, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government in bonds, notes and money market instruments will generally be principal transactions with issuers or dealers.

Equity Portfolio (Common Stock) Transactions. In placing orders for the purchase and sale of portfolio securities, each subadviser of Baillie Gifford International Stock, BlackRock Aggressive Growth, BlackRock Diversified, BlackRock Legacy Large Cap Growth, BlackRock Large Cap Value, Davis Venture Value, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Mid Cap Value, FI Value Leaders, Jennison Growth, Met/Artisan Mid Cap Value, Met/Dimensional International Small Company, MetLife Mid Cap Stock Index, MetLife Stock Index, MFS Total Return, MFS Value, Morgan Stanley EAFE Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000 Index, T. Rowe Price Large Cap Growth, T. Rowe Price Small Cap Growth and Van Eck Global Natural Resources selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. Such Portfolios’ subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser’s overall responsibilities to the Fund and its other clients. A subadviser’s authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

The following services may be considered by subadvisers when selecting brokers:

•	Recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy;

•

Seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative, regulatory and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy;

•

Access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation;

•	Products and other services including financial publications, reports and analysis, electronic access to databases and trading systems, software, information and accessories; and

•	Statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements.

Research services provided by brokers through which a subadviser effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

A subadviser may obtain third-party research from broker-dealers or non-broker-dealers by entering into Commission Sharing Arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades for its client accounts will be allocated to one or more research providers, as directed by the subadviser, as payment for research. The use of CSAs allows the subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer (for equity transactions on behalf of a Portfolio and other client accounts), and then periodically direct the broker-dealer to pay third party research providers for research or brokerage services. All such uses of CSAs by a subadviser shall be subject to the subadviser’s best execution obligations.

The following table shows the brokerage commissions paid by the Fund (unless otherwise indicated) for each of the Portfolios listed below for the years ended December 31, 2009, 2010 and 2011:

Portfolio	2009	2010	2011
Baillie Gifford International Stock	$2,950,818	$4,453,565
Barclays Capital Aggregate Bond Index	N/A	N/A
BlackRock Aggressive Growth	$1,184,691	$1,974,552
BlackRock Bond Income	$221,321	$1,004,066
BlackRock Diversified	$694,636	$807,669
BlackRock Large Cap Value	$1,198,824	$1,576,533
BlackRock Legacy Large Cap Growth	$1,212,308	$1,087,881
BlackRock Money Market	N/A	N/A
Davis Venture Value	$1,337,039	$1,113,180
FI Value Leaders	$1,429,073	$733,578
Jennison Growth	$1,777,842	$2,157,987
Loomis Sayles Small Cap Core	$712,322	$763,380

Portfolio	2009	2010	2011
Loomis Sayles Small Cap Growth	$304,100	$197,591
Lord Abbett Mid Cap Value	$872,220	$548,114
Met/Artisan Mid Cap Value	$1,801,546	$764,342
Met/Dimensional International Small Company	$118,856	$160,255
MetLife Mid Cap Stock Index	$10,452	$10,124
MetLife Stock Index	$85,718	$72,314
MFS Total Return	$484,841	$336,702
MFS Value	$943,052	$770,449
Morgan Stanley EAFE Index	$45,037	$41,084
Neuberger Berman Genesis	$4,457,316	$1,005,687
Oppenheimer Global Equity	$237,837	$294,753
Russell 2000 Index	$24,521	$13,915
T. Rowe Price Large Cap Growth	$471,623	$378,268
T. Rowe Price Small Cap Growth	$128,937	$145,211
Van Eck Global Natural Resources	$873,827	$726,461
Western Asset Management Strategic Bond Opportunities	$172,437	$73,351
Western Asset Management U.S. Government	$274,725	$183,716
Zenith Equity	N/A	N/A

*	Amounts shown are for the MIST MFS Value Predecessor.

Differences between the amount of brokerage commissions paid by a Portfolio during the most recent fiscal year and the amount paid during the two previous years may be due to fluctuations in subscriptions and redemptions, volatility of the relevant market or the repositioning of securities holdings following a change in the Portfolio’s subadviser or a Portfolio merger.

For the fiscal year ending December 31, 2011, the following Portfolios paid commissions to brokers because of research services provided: Baillie Gifford International Stock paid $         based on related transactions of $         ; BlackRock Aggressive Growth paid $         based on related transactions of $         ; BlackRock Diversified paid $         based on related transactions of $         ; BlackRock Large Cap Value paid $         based on related transactions of $         ; BlackRock Legacy Large Cap Growth paid $         based on related transactions of $         ; Davis Venture Value paid $         based on related transactions of $         ; Met/Artisan Mid Cap Value paid $         based on related transactions of $         ; Jennison Growth paid $         based on related transactions of $         ; Lord Abbett Mid Cap Value paid $         based on related transactions of $        ; MFS Total Return paid $         based on related transactions of $         ; MFS Value paid $         based on related transactions of $         ; Neuberger Berman Genesis paid $         based on related transactions of $         ; T. Rowe Price Large Cap Growth paid $         based on related transactions of $         ; and T. Rowe Price Small Cap Growth paid $         based on related transactions of $         .

The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio’s expenses.

The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio’s subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage

A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio’s agent on purchases and sales of securities for the portfolio of the Portfolio. The Directors of the Fund, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically. [None of the Portfolios’ subadvisers reported paying brokerage commissions to an affiliated broker during the Fund’s three most recent fiscal years.]

Regular Broker-Dealers

For each Portfolio that bought securities of its regular brokers or dealers (or of their parents) during the fiscal year ended December 31, 2011, the table below sets out the name of the broker or dealer and the aggregate value of the securities of the regular broker or dealer (or parent) held by the Portfolio as of December 31, 2011 (unless otherwise indicated).

Portfolio	Regular Broker or Dealer	Aggregate Value of Securities of Regular Broker-Dealer or Parent Held by Portfolio as of December 31, 2011
Baillie Gifford International Stock	ING Groep NV	$
Barclays Capital Aggregate Bond Index	ABN-AMRO	$
	American Express	$
	Bank of America (Merrill Lynch)	$
	Barclays	$
	Citigroup	$
	Credit Suisse	$
	Deutsche Bank	$
	Goldman Sachs	$

Portfolio	Regular Broker or Dealer	Aggregate Value of Securities of Regular Broker-Dealer or Parent Held by Portfolio as of December 31, 2011
	HSBC Bank	$
	JP Morgan (Bear Stearns)	$
	Morgan Stanley	$
	Prudential	$
	UBS Securities	$
	Wells Fargo (Wachovia)	$
BlackRock Bond Income	BNP Paribas	$
	Citigroup	$
	Credit Suisse	$
	Goldman Sachs	$
	JPMorgan Chase	$
	Morgan Stanley	$
BlackRock Diversified	BNP Paribas	$
	Citigroup	$
	Credit Suisse	$
	Goldman Sachs	$
	JPMorgan Chase	$
	Morgan Stanley	$
BlackRock Large Cap Value	JPMorgan Chase	$
BlackRock Legacy Large Cap Growth	Jefferies Group	$
Davis Venture Value	Bank of America Corp.	$
	Goldman Sachs Group Inc.	$
	JP Morgan Chase & Co.	$
FI Value Leaders	Bank of America Corporation	$
	Citigroup Inc	$
	Goldman Sachs Group Inc. (The)	$
	Interactive Brokers Group Inc.	$
	JP Morgan Chase & Co	$
	Morgan Stanley	$
	The Toronto Dominion Bank	$
Jennison Growth	Goldman Sachs	$
	Morgan Stanley	$
Lord Abbett Mid Cap Value	Sun Trust Banks	$
MetLife Stock Index	Bank of America (Merrill Lynch)	$
	Goldman Sachs	$
	Morgan Stanley	$
MFS Total Return	Bank of America/Merrill Lynch	$
	Citigroup Global Markets	$
	Credit Suisse Securities	$

Portfolio	Regular Broker or Dealer	Aggregate Value of Securities of Regular Broker-Dealer or Parent Held by Portfolio as of December 31, 2011
	Goldman, Sachs & Co	$
	J.P. Morgan Securities	$
	Morgan Stanley	$
	State Street Bank & Trust	$
	UBS Securities	$
MFS Value	Bank of America/Merrill Lynch	$
	Goldman, Sachs & Co	$
	J.P. Morgan Securities	$
	State Street Bank & Trust	$
Morgan Stanley EAFE Index	Barclays Plc.	$
	Credit Suisse Group	$
	Deutsche Bank AG	$
	HSBC Plc	$
	UBS AG	$
Oppenheimer Global Equity	Credit Suisse Group AG	$
	Goldman Sachs Group Inc	$
	HSBC Holdings Plc	$
	Societe Generale - A	$
	UBS AG - REG	$
T. Rowe Price Large Cap Growth	JPMorgan Chase & Co	$
Western Asset Management Strategic Bond Opportunities	Bank of America Corp	$
	Barclays Plc	$
	Citigroup Inc.	$
	Credit Suisse Group AG	$
	Goldman Sachs Group Inc	$
	HSBC Holdings Plc	$
	JPMorgan Chase & Co	$
	Morgan Stanley	$
	Royal Bank of Scotland Group	$
	UBS AG	$
	Wells Fargo & Co	$

Portfolio Turnover

The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in each Portfolio’s Prospectus under “Financial Highlights.” A Portfolio’s turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio’s subadviser.

CODE OF ETHICS

The Fund, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be mitigated.

DESCRIPTION OF THE FUND

The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the “Articles”) filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of BlackRock Bond Income, BlackRock Legacy Large Cap Growth, BlackRock Money Market, Davis Venture Value, FI Value Leaders, Met/Artisan Mid Cap Value, Jennison Growth, Loomis Sayles Small Cap Core, MFS Total Return, Western Asset Management Strategic Bond Opportunities, Western Asset Management U.S. Government and Zenith Equity was formerly a series of the New England Zenith Fund.

On April 28, 2008, MFS Value succeeded to the operations of the MIST MFS Value Predecessor, a former series of MIST, which is a Massachusetts business trust. On May 1, 2006, the MIST MFS Value Predecessor succeeded to the operations of the TST MFS Predecessor, a former series of TST.

The Board has approved and submitted to shareholders of the Fund a proposal for the Fund to reorganize as a Delaware statutory trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each Portfolio to, and the assumption of all of the liabilities of each Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust (the “New Trust”), in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each Portfolio; (c) and the subsequent dissolution of the Fund under Maryland law (the “Reorganization Proposal”). The Reorganization, if approved by shareholders of the Fund, is expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

If shareholders of the Fund approve the Proposal, the New Trust will adopt, pursuant to Rule 414 under the Securities Act of 1933, as amended, the registration statement of the Fund. Accordingly, no investment objectives or investment policies of the Portfolios are expected to change as a result of the Reorganization.

Each Portfolio is classified under the 1940 Act as “diversified” except Van Eck Global Natural Resources, which is non-diversified.

Subject to each class’s expenses, each Portfolio’s issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio’s outstanding shares) of the Portfolio’s assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

As of March 31, 2012, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NELICO, MetLife Investors, Met Connecticut, MLIC, First MLIC, Met Tower, and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2012, MetLife, NELICO, MetLife Investors, Met Connecticut, MLIC, First MLIC, Met Tower and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

Involuntary Redemption

If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund’s best interest (e.g., changing market conditions, legislative or regulatory changes or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 days’ prior written notice to affected shareholders.

Voting Rights

Each share has one vote and fractional shares have fractional votes. Shareholders of the Fund generally vote together as a single class on matters that affect all Portfolios and share classes that are submitted to shareholders for approval. Shareholders of each Portfolio generally vote separately, by Portfolio, as to matters submitted to them, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio generally vote by class as to matters submitted to them, such as approval of, or amendments to, a Rule 12b-1 distribution plan, that affect only their particular class.

Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions received.

Shareholder Meetings

Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

TAXES

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation. In particular, because insurance companies, through their separate accounts, and qualified retirement plans will be the only shareholders of a Portfolio, no attempt is made here to describe all of the tax aspects of an investment in a Portfolio to such shareholders. Rather, the discussion deals only with the status of the Portfolios as regulated investment companies (“RICs”) under Subchapter M of the Code, the tax consequences of certain investments that may be made by the Portfolios and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect.

The discussion below generally is based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios’ shares will be currently taxed on the Portfolios’ distributions, and on the proceeds of any redemption of the Portfolios’ shares, under the applicable Code rules. For information concerning the U.S. federal tax consequences to a holder of a variable contract, please refer to the prospectus for the particular contract.

Each of the Portfolios intends to elect to be treated and qualify each year for treatment as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, each Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income

(including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in qualified publicly traded partnerships (“QPTPs”); (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year (i) at least 50% of the value of the Portfolio’s assets consists of cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited generally, with respect to any one issuer to not more than 10% of the outstanding voting securities of such issuer and 5% of the value of the Portfolio’s total assets, and (ii) not more than 25% of the value of the Portfolio’s assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses or in the securities of one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived by a Portfolio from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the Portfolio. However, 100% of the net income derived from an interest in a QPTP (a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).

The 90% of gross income requirement described in (a) above will significantly limit the ability of the Portfolios to invest directly in natural resources, precious metals and commodities, in certain ETFs and other pooled investment vehicles investing in such assets or instruments related to such assets, and in certain financial instruments with respect to such assets.

For purposes of the diversification test in (b) above, identification of the issuer (or, in some cases, issuers) of a particular Portfolio investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect a Portfolio’s ability to meet the diversification test in (b) above. Also for purposes of the diversification requirements in (b) above, outstanding voting securities of an issuer will include the equity securities of a QPTP.

Assuming that it qualifies for treatment as a RIC, a Portfolio will not be subject to U.S. federal income tax on income and gains that it distributes to its shareholders in a timely manner in the form of dividends. If for any taxable year a Portfolio were to fail to meet the income or the diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or, in the case of diversification failures, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such a failure, or otherwise were to fail to qualify for treatment as a RIC in any taxable year, (1) the Portfolio would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section 817(h) of the Code, as described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. In addition, all distributions from earnings and profits of the Portfolio, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income, and the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC that is accorded special tax treatment.

Amounts not distributed on a timely basis by RICs in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax generally is inapplicable to any RIC whose sole shareholders are separate accounts of life insurance companies funding variable contracts, tax-exempt pension trusts, certain other tax-exempt entities or other RICs that qualify as exempt from the excise tax. Even though it may not be subject to the excise tax, each Portfolio generally intends to make the distributions that would be required to avoid the imposition of that tax if it were to apply, provided that such distributions are determined to be in the best interest of such Portfolio’s shareholders.

A Portfolio’s transactions in exchange traded notes, options, futures contracts, forward contracts, swap agreements, straddles foreign currencies and derivatives, as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including mark-to-market, notional principal contract, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio’s securities These rules could therefore affect the amount, timing and character of distributions by the Portfolio. In addition, because the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Portfolio-level tax.

A Portfolio’s transactions in certain derivatives or other hedging or related transactions or transactions, if any, in foreign currencies or foreign currency-denominated instruments may produce a difference between its book income and its taxable income. If a Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

Income received by a Portfolio from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. These taxes could reduce the investment performance of such Portfolio. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

Investments by a Portfolio in “passive foreign investment companies” (“PFICs”) could potentially subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the PFICs or on proceeds received from dispositions of shares in the PFICs. This tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio may make certain elections to avoid the imposition of that tax. For example, a Portfolio may make an election to mark the gains (and to a limited extent the losses) in a PFIC “to the market” as though the Portfolio had sold and repurchased its holdings in the PFIC on the last day of each taxable year of the Portfolio. Such gains and losses are treated as ordinary income and loss. A Portfolio may also in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF” election), in which case the Portfolio will be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether the Portfolio receives any distribution from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate investments (including at times when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect a Portfolio’s total return. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

A Portfolio may invest in REITs. Investments in REIT equity securities may require a Portfolio to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Portfolio may be required to sell securities (including at times when it is not advantageous to do so) that it otherwise would have continued to hold.

A Portfolio may invest directly or indirectly (including through a REIT) in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio’s income (including income allocated to the Portfolio from a REIT or other pass-through entity) that is attributable to an equity interest in a TMP or a residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. The notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a RIC generally will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Portfolio’s excess inclusion income, as described below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a life insurance company separate account funding a variable contract, cannot be offset by an adjustment to the reserves and thus is not eligible for tax deferral.

A Portfolio’s investments, if any, in debt securities issued at a discount and certain other obligations, as well as possibly investments in securities purchased at a discount, may require the Portfolio to accrue and distribute income not yet received. If a Portfolio holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Portfolio actually received. Such distributions may be made from the cash assets of the Portfolio or, if necessary, by liquidation of portfolio securities, including at a time when it may not be advantageous to do so.

In addition, a Portfolio may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Portfolio. Tax rules are not entirely clear about issues such as whether the Portfolio should recognize market discount on such a debt obligation and, if so, the amount of market discount the Portfolio should recognize, when the Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent the Portfolio may take deductions for bad debts or worthless securities and how the Portfolio should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by each Portfolio when as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income tax.

Each Portfolio intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements limit the percentage of the total assets of an insurance company separate account used to fund variable contracts that may be invested in any single investment. Because Section 817(h) and those regulations treat the assets of a Portfolio owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in the Portfolio, these regulations are effectively imposed on the assets of the Portfolio in addition to the diversification requirements imposed on the Portfolio by the 1940 Act and Subchapter M of the Code. Specifically, the regulations provide that, except as permitted by the “safe harbor” described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer generally are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs. Failure by a Portfolio to satisfy the Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor could cause the variable contracts to lose their favorable tax status and require contract holders to include in ordinary income any income accrued under their contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, an inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on their contracts for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment of such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and it may issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more RICs is whether a RIC’s investment strategies are sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has approved a separate account offering sub-accounts (each funded through a single RIC) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Most (although not necessarily all) of the Portfolios have investment objectives and strategies that are not materially narrower than the investment strategies described in this IRS guidance.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract owner has an impermissible level of “investor control” over a separate account. Contract owners should consult their insurance companies, their tax advisors, and the prospectus relating to their particular contract for more information concerning this investor control issue. In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of the Portfolios as described above, including retroactively. In addition, there can be no assurance that a Portfolio would be able to continue to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including an insurance company holding separate accounts), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not reduce the taxable income of an insurance company holding the separate accounts. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

TRANSFER AGENT

The transfer agent and the dividend paying agent for the Fund, MetLife, is 501 Boylston Street, Boston, MA 02116. MetLife receives no compensation for these services.

FINANCIAL STATEMENTS

The financial statements of each Portfolio, including any notes thereto, and the related reports of the independent registered public accounting firm for such Portfolios appearing in the Portfolios’ Annual Reports as filed with the SEC on March    , 2012 (SEC Accession No. [        ]) are incorporated herein by reference.

INDEX SPONSORS

The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

With respect to Standard & Poor’s, neither MetLife Stock Index or MetLife Mid Cap Stock Index is sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P’s only relationship to the Licensee is S&P’s grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE® Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI

EAFE® index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE® index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE® index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE® Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

With respect to Frank Russell Company, the Russell 2000® Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company’s publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR

COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

APPENDIX A – DESCRIPTION OF SECURITY RATINGS

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa

Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

Note: Canadian issuers rated “P-1” or “P-2” have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Limitations to Uses of Ratings

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Standard & Poor’s Ratings Group

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated “CC” is currently highly vulnerable to nonpayment.

C

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure . The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch, Inc.

Long-Term Credit Ratings

Ratings of individual securities or financial obligations of a corporate or sovereign issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.

The relationship between issuer and obligation scale assumes an historical average recovery of between 30%–50% on the obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating. The difference between issuer and obligation rating reflects expectations of the recovery prospects for each class of obligation, relative to this implied historical average of 30%–50%. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Investment Grade

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote expectation of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

Speculative Grade

BB

Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B

Highly speculative. “B” ratings indicate that material credit risk is present†.

CCC

Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present†.

CC

Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk†.

C

Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk†.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” rating category, or to ratings in the categories below “B”.

†	Table of the Relationship between Performing and Non-performing Corporate Obligations in Low Speculative Grade.

Obligation Rating	Performing Obligation	Non-performing Obligation
B Category

Default risk is commensurate with an Issuer Default Rating (“IDR”) in the ranges “BB” to “C”. For issuers with an IDR below “B”, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.

For issuers with an IDR above “B”, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.

The obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of “RR1”.

CCC Category

Default risk is commensurate with an IDR in the ranges “B” to “C”.

For issuers with an IDR below “CCC”, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.

For issuers with an IDR above “CCC”, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.

The obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of “RR2”.

CC Category

Default risk is commensurate with an IDR in the ranges “B” to “C”.

For issuers with an IDR below “CC”, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.

For issuers with an IDR above “CC”, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.

The obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of “RR3”.

C Category	Default risk is commensurate with an IDR in the ranges “B” to “C”. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.	The obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of “RR4”, “RR5” or “RR6”.

Short-Term Credit Ratings

Short-Term Ratings Assigned to Obligations in Corporate, Sovereign and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk

Default is a real possibility.

RD: Restricted default

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default

Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

APPENDIX A-2 – DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s Corporation

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s Investors Service, Inc.

P-1

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term obligations.

APPENDIX B

INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES

Artisan Partners Limited Partnership

Baillie Gifford Overseas Limited

BlackRock Advisors, LLC

Davis Selected Advisers, L.P.

Dimensional Fund Advisors LP

Jennison Associates LLC

Loomis, Sayles & Company, L.P.

Lord, Abbett & Co. LLC

Massachusetts Financial Services Company

MetLife Investment Advisors Company, LLC

Neuberger Berman Management LLC

OppenheimerFunds, Inc.

Pyramis Global Advisors, LLC

T. Rowe Price Associates, Inc.

Van Eck Associates Corporation

Western Asset Management Company

Artisan Partners Limited Partnership

PROXY VOTING POLICY

1.	Introduction.

As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients’ securities in a manner that, in the judgment of Artisan Partners, is in the clients’ economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

2.	Responsibility for Voting.

Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act (“ERISA”) and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners’ judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

3.	Primary Consideration in Voting.

When Artisan Partners votes a client’s proxy with respect to a specific issuer, a client’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn’t take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.

4.	Engagement of Service Provider.

Artisan Partners has engaged RiskMetrics Group (formerly Institutional Shareholder Services) (“RiskMetrics”) to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall RiskMetrics have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to RiskMetrics in this policy shall be deemed to be references to those other entities. In addition to RiskMetrics, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. (“GL”), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

5.	Voting Guidelines.

A.	Client Policy. If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client’s account in accordance with that policy.

B.	No Client Policy. If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client’s account in the manner that, in the judgment of Artisan Partners, is in the economic best

Artisan Partners Limited Partnership	Proxy Voting Policy
Legal/Compliance Group
Revised: 08/10/10	Page 1

Proxy Voting Policy

interests of the client as a shareholder in accordance with the standards described in this Policy. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the “Guidelines”). The Guidelines set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by RiskMetrics. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

C.	Limitations on Exercising Right to Vote. In the following circumstances Artisan Partners will not vote a client’s proxy:

•

No Responsibility. In certain circumstances, a client may direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must expressly preclude Artisan Partners from voting. In addition, Artisan Partners will not generally vote a client’s proxy after a client has terminated its advisory relationship with Artisan Partners.

•

Limited Value. Artisan Partners may abstain from voting the client’s proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•

Unjustifiable Costs or Disadvantages. Artisan Partners may also abstain from voting the client’s proxy when the costs of or disadvantages resulting from voting, in Artisan Partners’ judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

•

Securities Lending. Certain of Artisan Partners’ clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and Artisan Partners may not be able fully to reconcile the securities held at record date with the securities actually voted.

6.	Proxy Voting Committee.

Artisan Partners’ Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) for which an investment team recommends a vote that is inconsistent with the vote recommended by RiskMetrics, makes determinations as to the votes to be cast. The Proxy Voting Committee is comprised of the persons identified in Appendix B, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

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Proxy Voting Policy

7.	Administration.

A.	Designation of Proxy Administrators. Members of the client accounting department or the legal and compliance department of Artisan Partners, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

B.	Receipt and Recording of Proxy Information. The legal and compliance department is responsible for establishing in the records for each client whether the client has:

•	vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

•	adopted a proxy voting policy that Artisan Partners is required to follow.

Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

C.	Notification of Custodian and RiskMetrics. For each client account for which Artisan Partners has discretion to vote shareholder proxies, a member of the client accounting department or a Proxy Administrator shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to RiskMetrics and shall notify RiskMetrics of those instructions.

D.	RiskMetrics Reports on Pending Proxy Solicitations. RiskMetrics publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review RiskMetrics’ reports as necessary, but no less frequently than weekly.

E.	Procedures for Potential Conflicts of Interest. In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

Each person who serves as a Proxy Administrator, who is a member of an investment team that recommends votes or who serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

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Proxy Voting Policy

Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the “Identified Issuers”), and provide such list to each Proxy Administrator. The Proxy Administrator will refer all votes for Identified Issuers to a member of the Proxy Voting Committee by completing the form attached as Appendix C, a copy of which is attached hereto, in accordance with the procedures described below. Based on the information provided by the Proxy Administrator and such other information as the Proxy Voting Committee may request, the Proxy Voting Committee member will conduct an independent review of the proposed vote. If that member of the Proxy Voting Committee is a person with whom the Identified Issuer has a relationship (the “Conflicted Party”), a relative of the Conflicted Party or a member of the portfolio management team of the strategy that invests in such Identified Issuer, such person shall recuse himself or herself from the review of such vote and identify another member of the Proxy Voting Committee without any such relationship with the Identified Issuer to conduct the review described above.

Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, a member of the Proxy Voting Committee may instruct the Proxy Administrator to vote proxies in accordance with the recommendations of GL, provided that GL provides research and analysis with respect to the issuer in question and the Proxy Voting Committee has reason to believe GL is independent of such issuer. Such belief may be based upon a written certification provided to Artisan Partners by GL or any other source the Proxy Voting Committee deems reliable. In the event GL does not provide research and analysis with respect to the issuer in question or the Proxy Voting Committee has reason to believe GL is not independent of such issuer, a member of the Proxy Voting Committee may instruct the Proxy Administrator to vote proxies in accordance with the recommendations of RiskMetrics, provided that RiskMetrics provides research and analysis with respect to the issuer in question and the Proxy Voting Committee has reason to believe RiskMetrics is independent of such issuer. If neither GL nor RiskMetrics meet these requirements, the Proxy Voting Committee shall meet and consider what course of action will best serve the interests of Artisan Partners’ clients, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

In instances where Artisan Partners would not otherwise vote proxies under the circumstances outlined in Section 5.C. above, the procedures relating to voting the proxies of Identified Issuers, as described in this section, shall not apply.

F.	Voting Analysis. RiskMetrics delivers information relating to its research on particular votes and its vote recommendations electronically to the Proxy Administrators. Each Proxy Administrator shall review the research and vote recommendations and

•	for all votes relating to routine or corporate administrative items (as identified in the Guidelines), excluding Social and Environmental Issues (as identified in Section II(D) of the Guidelines):

¡	if the vote does not relate to an Identified Issuer, the Proxy Administrator shall confirm with RiskMetrics that the vote will be cast in accordance with the Guidelines; or

¡

if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to a member of the Proxy Voting Committee, who shall instruct the Proxy Administrator to vote in accordance with the procedures described in Section 5.E. of this Policy.

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Proxy Voting Policy

•	for all votes relating to Social and Environmental Issues (as identified in Section II(D) of the Guidelines):

¡

if the vote does not relate to an Identified Issuer, the Proxy Administrator shall contact a member of the Proxy Voting Committee and such Committee member will determine whether the vote should be cast consistent with management’s recommendation or submitted to the investment team(s) whose portfolios hold the subject security to ascertain the team’s recommendation with respect to the vote (in which case the voting item will be treated as a discretionary item as set forth below); or

¡

if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to a member of the Proxy Voting Committee, who shall instruct the Proxy Administrator to vote in accordance with the procedures described in Section 5.E. of this Policy.

•	for all other votes (identified as discretionary items in the Guidelines):

¡

if the vote does not relate to an Identified Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team’s recommendation with respect to the vote. The Proxy Administrator will then complete the form attached hereto as Appendix C. If the team recommends a vote consistent with the recommendation of RiskMetrics, the Proxy Administrator will forward a copy of that form to at least one member of the Proxy Voting Committee, who shall review the vote to ensure that the recommendation itself is not the result of a conflict of interest. If the team recommends a vote inconsistent with the recommendation of RiskMetrics, RiskMetrics does not make a recommendation, or the Committee member determines that the recommendation of the team is the result of a conflict of interest, the Proxy Administrator will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee. The Proxy Voting Committee will consider the team’s recommended vote, any recommendation by RiskMetrics, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy. In the absence of a conflict of interest, the Committee will generally follow the team’s recommendation.

In certain circumstances, RiskMetrics may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from RiskMetrics and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, team recommendations consistent with the recommendation of RiskMetrics shall be followed in accordance with and subject to the guidelines set forth above.

¡

if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to a member of the Proxy Voting Committee, who shall instruct the Proxy Administrator to vote in accordance with the procedures described in Section 5.E. of this Policy.

•	for votes of particular interest to an investment team: from time to time, the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not

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Proxy Voting Policy

be in the economic best interests of Artisan Partners’ clients as shareholders; in which case, the team(s) shall notify a Proxy Administrator, who will then provide the members of the Proxy Voting Committee with a summary of the information relating to the relevant proxy proposal and the team’s recommended vote together with the RiskMetrics’ and/or GL’s analyses. The Proxy Voting Committee shall consider the team’s recommended vote, any recommendation by RiskMetrics, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy. In the absence of a conflict of interest, the Committee will generally follow the team’s recommendation.

G.	Contacts with Issuers and Shareholders of Issuers. Artisan Partners generally does not engage in shareholder activism and rarely initiates conversations with an issuer’s management with respect to pending proxy voting issues. However, if an employee of Artisan Partners is contacted by an issuer, a shareholder of the issuer or a proxy solicitor with respect to a pending vote, such calls will be referred to the Proxy Administrator or a member of the Proxy Voting Committee who will request that such issuer, shareholder or solicitor submit information in writing to be considered. From time to time, a member of an investment team may discuss a pending issue with an issuer, shareholder or proxy solicitor. Such discussions are not intended to be prohibited by this Policy; however, if a member of an investment team makes a recommendation with respect to that particular vote to the Proxy Administrator as discussed above, such conversation shall be disclosed to the Proxy Administrator and information relating to that conversation shall be recorded on the form attached as Appendix C.

8.	Review of Votes Cast.

On a quarterly basis, Artisan Partners engages in a reconciliation process by which it compares (a) the number of shares voted by RiskMetrics with the settlement date holdings of a group of Artisan Partners’ clients as of a record date and (b) the votes cast with Artisan Partners’ standing and specific voting instructions. Artisan Partners performs this quarterly reconciliation of the voting records of each client at least once per year. Because of voting disclosure rules and regulations applicable to registered investment companies, Artisan Partners reconciles the votes cast on behalf of its registered investment company clients every quarter.

The purpose of reconciliation is to identify voting discrepancies that may be specific to a particular client’s voting record and/or discrepancies that may be specific to the votes cast with respect to a particular issuer of securities. In many cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, full reconciliation of votes cast and shares held is not possible. In addition, in some cases, RiskMetrics may not receive a ballot on behalf of a client from that client’s custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. Full reconciliation of votes cast and shares held by those clients also is not possible. However, Artisan Partners shall use reasonable efforts to determine the reasons for any discrepancies identified, and if such discrepancies are due to an administrative error of RiskMetrics, Artisan Partners shall work with RiskMetrics to minimize the risk of such errors in the future.

9.	Records and Reports.

A.

Reports. Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners’ Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners’ proxy voting records with respect to a client’s account available to that client or its representatives for review and discussion upon the client’s request or as may be required by applicable law. Artisan Partners generally will not disclose

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publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners’ proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to the Proxy Administrator or a member of the Proxy Voting Committee who will handle the request.

B.	Records — Basis for Vote. Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

1.	For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

2.	For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member.

C.	Records — General. The following documents shall also be maintained by Artisan Partners or by RiskMetrics or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by RiskMetrics or a service provider of Artisan Partners, RiskMetrics or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners’ request:

1.	a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC’s EDGAR website;

2.	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

3.	a copy of each written client request for Artisan Partners’ proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

4.	a copy of Artisan Partners’ Proxy Voting Policy, including the Guidelines.

D.	Records — Retention. All records kept under this Article 9 shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

10.	Attached Exhibits

Attached as exhibits are the following documents, including a specimen or specimens of forms in use as of the effective date of this policy, which may be updated from time to time.

Appendix A    Proxy Voting Guidelines

Appendix B    Proxy Voting Committee

Appendix C    Request Form for Proxy Voting Committee’s Consideration of Vote

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APPENDIX A

PROXY VOTING GUIDELINES

1

2

3

I.	BACKGROUND.

The following proxy voting guidelines (“Guidelines”) summarize Artisan Partners’ positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by RiskMetrics.

The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners’ clients for which Artisan Partners has voting authority. RiskMetrics is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners’ investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where following the Guidelines would be inconsistent with local regulations, customs or practices.

II.	GENERAL GUIDELINES.

A.	Reliance on Information Provided by and Due Diligence of RiskMetrics. Artisan Partners may rely on the information provided by and due diligence efforts of RiskMetrics in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by RiskMetrics is incorrect.

B.	Non-U.S. Securities. In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or RiskMetrics on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client’s proxy voting policy specifically requires other action. In some jurisdictions, a sub-custodian bank (record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements (for example, providing a power of attorney to the local sub-custodian), which may be imposed a single time or may be periodic. Artisan Partners does not have the ability to vote shares held in a client’s account unless the client, in conjunction with the client’s custodian, has fulfilled these requirements.

C.

Securities Lending. Certain of Artisan Partners’ clients engage in securities lending programs under which a client’s shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to

A-1

the record date. In addition, in some circumstances, a client may determine that recalling the security to vote is not in its best interest and may not be willing to do so. Therefore, in most cases, those shares will not be voted.

D.	Securities Not Acquired by Artisan Partners. From time to time, Artisan Partners’ client accounts may hold securities not specifically acquired for such accounts by Artisan Partners. Such securities are typically received through corporate or other actions, transfers in of securities acquired by other managers, or through clients’ investments in short-term investment funds for cash management purposes. When Artisan Partners receives proxies relating to such securities, it will vote in accordance with the recommendations of RiskMetrics.

E.	Social and Environmental Issues. When Artisan Partners votes a client’s proxy, a client’s economic interest as a shareholder is Artisan Partners’ primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally does not take into account interests of other stakeholders or interests the client may have in other capacities. In general, Artisan Partners votes with management on shareholder social and environmental proposals, on the basis that a positive impact on share value can rarely be anticipated from such proposals. Among the social and environmental issues to which this pertains are the following: board diversification issues (e.g., representation on the board of women and minorities), consumer issues and public safety (e.g., animal rights, genetically modified foods, handguns, predatory lending, tobacco), environmental and energy issues (e.g., wildlife preservation, CERES principles, general environmental issues, global warming, recycling, renewable energy), political concerns (e.g., reporting on political contributions), preparation of sustainability reports (e.g., to address environmental, labor, human rights, health and safety, economic or other social issues and considerations), labor standards and human rights (e.g., international codes of conduct, country-specific human rights reports, China principles, MacBride principles), military business (e.g., military sales, weapons production), workplace diversity (e.g., equal opportunity reports, sexual orientation, employee diversity) and charitable contributions.

F.	Consideration of Relevant Factors. These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III.	ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS

A.	Operational Items.

1.	Adjourn Meeting. Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Circumstances in which an adjournment is sought to provide management with additional time during which to seek shareholder approval of a merger/acquisition, asset purchase/sale or other like transaction of which Artisan Partners is in favor shall be deemed to be a compelling reason to support such proposals.

2.	Amend Quorum Requirements. Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3.	Minor Amendment to Charter or Bylaws. Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections) or changes required by or to conform to applicable law or requirements of national exchanges or other regulatory organizations.

4.	Change Company Name. Vote FOR proposals to change the corporate name.

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5.	Change in Principal Place of Business or Registered Office. Vote FOR proposals to change principal place of business or registered office, unless the proposal appears unreasonable or would cause a change in the state or country of incorporation. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents in connection with such change.

6.	Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

7.	Electronic Meetings of Shareholders.

Vote FOR management proposals to hold shareholder meetings using audio and video transmission (including live webcasts), unless the proposed alternative appears unreasonable in light of the circumstances.

8.	Ratify Auditors. Vote FOR management proposals to ratify the selection of auditors, unless:

•

An auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence, including whether the amount of consulting or related services provided by the auditor to the issuer is excessive; or

•	There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

9.	Authorize Board to Fix Remuneration of Auditors. Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.

10.	Confidential Voting. Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

11.	Submission of Financial Statements and Statutory Reports. Vote FOR routine submissions of an issuer’s annual financial statements and statutory reports.

12.	Dividend Distributions and Profit Distribution/Allocation Plans. Vote FOR routine submissions of an issuer’s cash or stock dividend payout and profit distribution/allocation plans (including dividend capitalization or share capital reduction plans accompanied by cash distributions), assuming pro rata payout or distribution to all shareholders. Also, vote FOR ratification of board actions taken with respect to such dividend payouts and profit distribution/allocation plans.

13.	Transact Other Business or Grant a Blank Proxy. Vote AGAINST proposals to approve other business when it appears as a voting item or to give proxy authority to a specified person to vote, at that person’s discretion, on any item that has yet to be raised and/or about which no information has been disclosed.

14.	Electronic Communications to Shareholders. Vote FOR proposals to allow for delivery of notices and various corporate documents (such as prospectuses and annual reports, for example) to

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shareholders via electronic means to the extent shareholders are given the right to request hard copies of such notices and documents. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents permitting such electronic communications to shareholders.

15.	Re-Registration of Shares. Vote AGAINST proposals to re-register shares in share blocking markets. Vote FOR re-registration in markets that do not engage in share blocking.

16.	Routine Operational Items of Foreign Issuers. Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

•	election of chairman of the annual general meeting (“AGM”);

•	preparation and approval of list of shareholders entitled to vote at AGM;

•	approval of meeting agenda;

•	approval of minutes of previous AGM;

•	acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman’s reports, operations reports, reports on company performance, etc.;

•	appointment of internal statutory auditors, but vote AGAINST appointment of internal statutory auditors that are affiliated with the issuer and are listed as independent;

•	award of cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry;

•

discharge of responsibility of the management or supervisory board for the fiscal year in review, but vote AGAINST such proposal if there are serious questions about actions of the management or board members or legal action is being taken against the management or board members by other shareholders;

•	approval of retirement plans or payments relating to those plans for employee directors;

•	approval of general meeting guidelines;

•	grant of authorization to the board of directors to ratify and execute approved resolutions;

•	designation of inspector or shareholder representative for approval of the minutes of the AGM;

•	acknowledgment of the proper convening of the AGM;

•

adoption of or approval of changes to procedural rules for shareholders’ general meetings, board meetings and supervisory committee meetings that are guidelines that seek to establish functions, powers, policies and procedures for these types of meetings in accordance with applicable law or requirements of national exchanges or other regulatory organizations; and

•	authorization to make donations to EU political organizations for the purpose of preventing an inadvertent breach of the Political Parties, Elections and Referendum Act 2000.

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In instances where a member of the Proxy Voting Committee believes that sufficient information is not available to make an informed voting decision on a matter, a vote will be placed in accordance with the recommendations of RiskMetrics.

B.	Board of Directors.

1.	Director Nominees in Uncontested Elections. Vote FOR director nominees (including internal statutory auditors of Japanese companies) and nominees to any committee of the board of directors in uncontested elections, except that votes should be withheld from directors who, as reported in the issuer’s proxy statement or materials provided by one of Artisan Partners’ proxy service providers:

•

Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence reduced the director’s attendance below 75%;

•	Votes to implement or renew a dead-hand or slow-hand poison pill;

•	Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years (unless Artisan Partners did not support such proposal);

•	Ignored a shareholder proposal approved by a majority of the shares outstanding (unless Artisan Partners did not support such proposal);

•	Failed to act on a takeover offer where the majority of the shareholders had tendered their shares;

•

With respect to director candidates of U.S. companies only, serves on the board of directors of more than six publicly-traded companies or serves as the chief executive officer of a publicly-traded company and also serves on the board of directors of more than two publicly-traded companies besides his/her own company (except that a vote will not be withheld for a candidate in director elections of the publicly traded company for which the director also serves as the chief executive officer; i.e., the vote will be withheld only in director elections for such candidate’s outside boards);

•

In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense.

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested and will be voted in accordance with the requirements set forth in sub-section entitled “Proxy Contests” under Discretionary Issues section of the Guidelines.

2.	Age Limits. Vote AGAINST proposals to impose a mandatory retirement age for outside directors.

3.

Service on Other Boards. Vote FOR proposals to release restrictions of competitive activities of directors, which would permit the directors to serve on the boards of other companies to the extent such service on other boards is not otherwise limited or prohibited pursuant to applicable laws or

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regulations. Vote AGAINST any proposals that would impose restrictions on competitive activities of directors that would prohibit the directors from serving on the boards of other companies, unless such restrictions or prohibitions are warranted by the applicable laws or regulations.

4.	Board Size. Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

5.	Classification/Declassification of the Board. Vote AGAINST proposals to classify the board, including proposals to amend charter or bylaws to, in effect, permit classification of the board. Vote FOR proposals to repeal classified boards and to elect all directors annually, including proposals to amend charter or bylaws to, in effect, eliminate classification of the board.

6.	Cumulative Voting. Vote AGAINST proposals to eliminate cumulative voting. In director elections of companies in countries where cumulative voting is required by law or regulation, vote FOR the directors in accordance with the cumulative voting recommendations by RiskMetrics.

7.	Director and Officer Indemnification and Liability Protection. Vote AGAINST proposals that would eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

8.	Filling Vacancies. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

9.	Director Resignations. Vote FOR management proposals to accept resignations of directors from the board or committees on which they serve, unless there are apparent contentious issues relating to or requiring the resignation, in which case it shall be voted on a CASE-BY-CASE basis.

10.	Removal of Directors. Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

11.	Stock Ownership Requirements. Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

12.	Term Limits. Vote AGAINST shareholder proposals to limit the tenure of outside directors.

13.	Majority Vote Requirements. Vote AGAINST shareholder proposals to require election of directors by a majority of votes cast. Vote FOR management proposals to require election of directors by a majority of votes cast.

C.	Mergers and Corporate Restructuring.

1.	Appraisal Right. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

2.	Conversion of Securities and Corporate Reorganizations. Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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D.	Antitakeover Defenses and Voting Related Issues.

1.	Amend Bylaws without Shareholder Consent. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

2.	Control Share Acquisition Provisions. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares and to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3.	Fair Price Provisions. Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

4.	Greenmail. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5.	Issue Stock for Use with Rights Plan. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

6.	Poison Pills (Shareholder Rights Plans). Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem (rescind) it.

7.	Shareholders’ Ability to Act by Written Consent. Vote AGAINST proposals to restrict or prohibit shareholders’ ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

8.	Stakeholder Provisions. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

9.	Supermajority Vote Requirements. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

E.	Capital Structure.

1.	Adjustments to Par Value of Common Stock. Vote FOR management proposals to reduce the par value of common stock (including through share capital reduction plans that provide for pro rata capital repayments) or to increase the par value of common stock in order to capitalize cash dividends paid to all shareholders on a pro rata basis, unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action. Vote FOR management proposals to eliminate par value.

2.	Common Stock Authorization. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

3.

Preferred Stock. Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals authorizing the

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creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

4.	Dual Class Stock. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

5.	General Issuances of Equity or Equity-Linked Securities. Vote FOR proposals to issue equity or equity-linked securities with preemptive rights to a maximum of 100% or without preemptive rights to a maximum of 20% over currently issued capital over a specified period of time, unless adequate restrictions on discounts and the limit on the number of times the mandate may be refreshed are not set.

6.	Share Repurchase Programs. Vote FOR management proposals to institute open-market share repurchase plans, except that proposals where there is evidence that a proposed repurchase plan is not fair to all shareholders or where the company indicates that a proposed repurchase plan may continue during a takeover period shall be voted on a CASE-BY-CASE basis. Also, vote FOR management proposals to authorize the use of financial derivatives when repurchasing shares if voted FOR the approval of the relevant share repurchase plan.

7.	Reissuance of Repurchased Shares. Vote FOR management proposals to reissue previously repurchased shares to the extent such reissuance would have a dilution effect of no more than 10%, unless there is clear evidence of abuse of this authority in the past.

8.	Cancellation of Repurchased Shares. Vote FOR management proposals to cancel previously repurchased shares for routine accounting purposes unless the terms are unfavorable to shareholders.

9.	Stock Distributions: Splits and Dividends. Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined by taking into consideration the results of an analysis that uses a model developed by RiskMetrics.

10.	Reverse Stock Splits. Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or to avoid delisting.

F.	Executive and Director Compensation.

1.	Stock Plans in Lieu of Cash. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange for non-employee director plans only.

2.	Director Retirement Plans. Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

3.	Incentive Bonus Plans and Tax Deductibility Proposals. Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of

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compensation under the provisions of Section 162(m) of the Internal Revenue Code if no increase in shares is requested. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

4.	Shareholder Advisory Actions Regarding Executive Compensation. Vote AGAINST shareholder proposals to take advisory actions regarding executive compensation.

G.	Bundled Proposals (Routine Items Only). Vote bundled or “conditioned” proposals that consist of routine items and that, if voted separately, would result in conflicting outcomes, pursuant to recommendations of RiskMetrics.

IV.	DISCRETIONARY ISSUES

A.	Board of Directors.

1.	Majority of Independent Directors. Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

2.	Majority of Independent Committee Members. Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

3.	Independent Chairman (Separate Chairman/CEO). Vote on shareholder proposals requiring the position of chairman be filled by an independent director on a CASE-BY-CASE basis, examining any or all of the following factors:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties

•	The company publicly discloses a comparison of the duties of its independent lead director and that of its chairman

•	The company publicly discloses a sufficient explanation as to why it chose not to give the position of chairman to the independent lead director

•	Majority of independent directors

•	All independent key committees

•	Established governance guidelines

•	No problematic governance issues

•	Company performance

4.	Cumulative Voting. All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company’s governing documents and the company’s relative performance.

5.	Director and Officer Indemnification and Liability Protection. Proposals providing expanded insurance coverage or indemnification or liability protection in cases when a director or officer

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was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, but the director’s or officer’s legal defense was nonetheless unsuccessful, should be evaluated on a CASE-BY-CASE basis.

B.	Proxy Contests.

1.	Director Nominees in Contested Elections. Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, with shareholders determining which directors are best suited to add value for shareholders, considering the following factors:

•	Performance of the company relative to its peers

•	Strategic plans of the incumbents and the dissidents

•	Independence of directors/nominees

•	Governance profile of the company

•	Evidence of management entrenchment

•	Experience and skills of board candidates

•	Responsiveness to shareholders

•	Whether takeover offer has been rebuffed

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested.

2.	Non-Director Voting Items. Votes on matters other than election of directors in proxy contests should be decided on a CASE-BY-CASE basis, even if such matters would otherwise be routine voting items under this policy.

3.	Reimbursing Proxy Solicitation Expenses. In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses. Otherwise, voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

C.	Mergers and Corporate Restructuring.

1.	Mergers and Acquisitions, Asset Purchases and Asset Sales. Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering, as applicable:

•	Strategic rationale for the transaction and financial and operational benefits

•	Offer price (cost vs. premium) and market reaction

•	How the transaction was negotiated and the process

•	Changes in corporate governance and their impact on shareholder rights

•	Conflicts of interest

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2.	Conversion of Securities and Corporate Reorganizations. Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Conversion price relative to market value

•	Financial issues

•	Control issues

•	Termination penalties

•	Terms of the offer

•	Management’s efforts to pursue other alternatives

•	Conflicts of Interest

3.	Formation of Holding Company. Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering:

•	Reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company

4.	Going Private Transactions (LBOs and Minority Squeezeouts). Vote on going private transactions on a CASE-BY-CASE basis, taking into account:

•	Offer price/premium

•	Fairness opinion

•	How the deal was negotiated

•	Other alternatives/offers considered

•	Non-completion risk

•	Conflicts of interest

5.	Issuance of Warrants/Convertibles/Debentures. Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering:

•	Dilution to existing shareholders’ position

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•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue alternatives

•	Control issues

•	Conflicts of interest

6.	Joint Ventures. Vote CASE-BY-CASE on proposals to form joint ventures, taking into account:

•	Percentage of assets/business contributed

•	Percentage ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

7.	Liquidations. Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing:

•	Management’s efforts to pursue other alternatives

•	Appraisal value of the assets

•	Compensation plan for executives managing the liquidation

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

8.	Private Placements. Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis by considering:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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9.	Prepackaged Bankruptcy Plans. Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

10.	Recapitalizations. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms, including fairness opinion

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

11.	Spinoffs. Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Benefits that the spinoff may have on the parent company

•	Valuation of spinoff

•	Conflicts of interest

•	Any changes in corporate governance and their impact on shareholder rights

•	Change in the capital structure

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D.	Antitakeover Defenses.

1.	Fair Price Provisions. Votes on proposals to adopt fair price provisions or opt out of state fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors:

•	Percentage of outstanding shares that an acquirer must obtain before triggering the defense

•	Formula employed in determining fair price

•	Vote needed to overcome the board’s opposition to the acquisition

•	Vote required to repeal or amend the fair pricing provision

•	Size of the block of shares controlled by officers, directors, and their affiliates

•	Other takeover provisions

•	Company history relating to premium acquisition offers

2.	Greenmail. Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

3.	Poison Pills (Shareholder Rights Plans). Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

•	20% or higher flip-in or flip-over

•	Two to three year sunset provision

•	No dead-hand, slow-hand, no-hand or similar features

•

Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

4.	Shareholders’ Ability to Call Special Meetings. Votes on proposals to restrict or prohibit shareholders’ ability to call special meetings or to remove restrictions on the right of shareholders to act independently of management should be evaluated on a CASE-BY-CASE basis.

E.	State or Country of Incorporation.

1.	State Takeover Statutes. Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

2.	Reincorporation Proposals. Votes on proposals to change a company’s state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns:

•	Reasons for reincorporation

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•	Comparison of company’s governance provisions prior to and following the transaction

•	Comparison of corporation laws of original state or country and destination state or country

F.	Capital Structure.

1.	Common Stock Authorization. Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by RiskMetrics.

2.	Preferred Stock. Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

3.	Reverse Stock Splits. Votes on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by RiskMetrics.

4.	Preemptive Rights. Votes regarding shareholder proposals seeking preemptive rights should be determined on a CASE-BY-CASE basis after evaluating:

•	The size of the company

•	The shareholder base

•	The liquidity of the stock

5.	Tracking Stock. Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors:

•	Adverse governance changes

•	Excessive increases in authorized capital stock

•	Unfair method of distribution

•	Diminution of voting rights

•	Adverse conversion features

•	Negative impact on stock option plans

•	Other alternatives such as a spinoff

G.	Executive and Director Compensation.

1.	Bundled Compensation. Votes on non-executive director compensation proposals that include both cash and share-based components as well as proposals that bundle compensation for both non-executive and executive directors into a single resolution are determined on a CASE-BY-CASE basis.

2.	Compensation Plans. Votes on compensation plans for executives and directors are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by RiskMetrics.

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3.	Remuneration Report. Votes on an issuer’s compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by RiskMetrics.

4.	Stock Plans in Lieu of Cash. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by RiskMetrics. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

5.	Management Proposals Seeking Approval to Reprice Options. Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange and treatment of surrendered options

•	Option vesting period and term of the option

•	Exercise price

•	Participants

6.	Employee Stock Purchase Plans. Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis, by considering the following factors:

•	Purchase price compared to fair market value

•	Offering period

•	Potential voting power dilution

7.	Incentive Bonus Plans and Tax Deductibility Proposals. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by RiskMetrics.

8.	Shareholder Proposals Regarding Executive and Director Pay. Vote on a CASE-BY-CASE basis for all shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers’ compensation, pay level versus industry-typical compensation, and long term corporate outlook.

9.	Golden and Tin Parachutes. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm; and

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•	The triggering mechanism should be beyond the control of management.

H.	Bundled Proposals. Vote bundled or “conditioned” proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

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APPENDIX B

PROXY VOTING COMMITTEE

Lawrence A. Totsky

Gregory K. Ramirez

Sarah A. Johnson

Jasna B. Dolgov

James S. Hamman, Jr.

Revised Date: 8/10/10

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APPENDIX C

REQUEST FOR PROXY VOTING COMMITTEE’S CONSIDERATION OF VOTE

For votes on issues other than routine or corporate administrative items (as described in the Guidelines), Artisan Partners’ Proxy Voting Policy requires a Proxy Administrator to contact the investment team(s) whose portfolio(s) hold the subject security to ascertain the team’s recommendation with respect to the vote. In addition, the Policy permits portfolio managers to submit recommendations for proxy votes for items not covered in the Guidelines or that are contrary to the Guidelines to the Proxy Voting Committee. The Committee is then responsible for reviewing the recommendation and determining the vote to be cast. The Proxy Voting Policy also requires that all votes taken with respect to Identified Issuers be presented to the Committee for review and determination as to the votes to be cast. In order to facilitate the process of reviewing an investment team’s recommendation and/or a vote relating to an Identified Issuer, the Proxy Administrator shall complete the form below and provide it to the administrative assistant of the legal and compliance group. The administrative assistant will forward the form to members of the Committee, who will review it in connection with their convening a meeting.

Capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Policy.

Part I. Information on Proxy Issue (to be completed by Proxy Administrator)

a.	Name of issuer:

b.	Date of meeting: Deadline for casting vote:

c.	Investment strategy or strategies in which issuer is held:

d.	Does Artisan Partners hold on behalf of its clients more than 5% of the outstanding shares of the issuer? ☐ Yes ☐ No

e.	Is issuer an Identified Issuer? ☐ Yes ☐ No

f.	Attach research and recommendation from RiskMetrics on the matter(s) to be voted and identify the item(s) to be considered by the Committee by circling the agenda item(s).

g.	Name of proxy administrator:

Part II. Recommendation from Investment Team(s) (to be completed by the Proxy Administrator)

a.	Name of investment team contact:

b.	Describe below (or attach hereto) the recommended vote(s), together with the relevant factors the team considered related to the recommended vote.

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Part III. Determination of Vote to be Cast (to be completed by the Committee)

The Committee shall review the foregoing information and such other information as it deems relevant and appropriate to determine the vote to be cast, in accordance with the standards set forth in the Policy.

Describe below (or attach hereto) any additional considerations of the Committee in determining the vote to be cast.

In accordance with the standards set forth in the Policy and upon review of the foregoing, the Committee has determined to cast the following votes:

Approved by the Committee on

By:                                                              , on behalf of the Committee

Print Name:

C-2

Baillie Gifford Overseas Limited

Baillie Gifford Overseas Limited

Summary Description of Proxy Voting

Policies and Procedures

General Statement and Approach

Baillie Gifford Overseas Limited (“BGO”) recognises that it has a fiduciary duty to act solely in the best interests of its clients. In that regard BGO and its affiliates (collectively, “Baillie Gifford”) have adopted Global Corporate Governance Principles and Guidelines (the “Guidelines”), which include proxy voting policies and procedures that are designed, among other things, to ensure that proxies for the securities owned by clients for which BGO exercises voting authority and discretion are voted in the best interests of those clients in accordance with BGO’s fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law.

The Guidelines include principles (the “Principles”) that articulate corporate governance standards relating to the basic rights and equitable treatment of shareholders, the role of stakeholders (as established by law), disclosure and transparency on all material matters, and the responsibilities and accountability of the board of directors. The Principles are based upon the widely supported principles developed by the Organisation for Economic Co-operation and Development, which BGO believes are appropriate for most markets. BGO recognizes, however, that given the differences in national corporate and market regulation, one set of standards is unlikely to be appropriate for all of the markets in which it invests. Therefore, the Guidelines include as appendices detailed corporate governance standards for the United Kingdom and Japan and may include overseas corporate governance codes, where these are available and appropriate. In order to provide an indication of how the Principles should be interpreted in practice, the Guidelines include some “best practice” guidelines as to voting on specific issues (e.g. opposing the re-election of non-executive directors who are not independent if they are members of the audit or remuneration committees or if less than three or a minority of the board’s nonexecutive directors is independent; and executive remuneration schemes which incorporate insufficiently challenging performance targets.) BGO recognises, however, that companies within particular markets operate under significantly differing conditions and for this reason it does not apply any of the principles, practices or standards included in the Guidelines rigidly. Rather, it applies them with care, giving due consideration to the specific circumstances of individual companies. In this way it takes a pragmatic and flexible approach to corporate governance, consistent with its overriding aim of looking after the long term financial interests of its clients.

BGO looks to have confidence in the quality and integrity of management. Consequently, its investment process involves keeping closely in touch with company management, learning how it plans to take the company’s business forward and seeking to understand its goals and attitude towards shareholders. BGO believes that such dialogue is important in selecting successful investments for its clients. Nevertheless, where the formal aspects of a company’s corporate governance fall short of the Guidelines and this is not fully supported by its circumstances, BGO encourages improvements in face to face meetings and, where appropriate, votes against management recommendations at general meetings.

Proxy Voting Administration

Baillie Gifford’s Corporate Governance Team develops and administers the Guidelines. The Corporate Governance Team sits alongside the investment teams and is supported by personnel dedicated to the voting of proxies. The Head of Corporate Governance reports to a Senior Investment Manager. In evaluating each proxy, the Corporate Governance Team considers the Guidelines, third party analysis, Baillie Gifford’s own research and discussions with company management. If a proxy involves a non-routine matter, the Corporate Governance Team will typically consult with the appropriate investment team regarding the proposed vote.

Conflicts of Interest

BGO recognises the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom Baillie Gifford has a material business or personal relationship. The Head of Corporate Governance is responsible for monitoring possible material conflicts of interest with respect to proxy voting. Application of the Guidelines to vote proxies will in most instances adequately address any possible conflicts of interest. However, as noted above, BGO takes a pragmatic view and does not rigidly apply the Guidelines as proxies may relate to matters not specifically addressed in the Guidelines. For proxy votes that involve a potential conflict of interest or, that are inconsistent with (or not covered by) the Guidelines Baillie Gifford has an internal process to review the proposed voting rationale. It would consider whether business relationships between Baillie Gifford and the company have influenced the proposed vote and decide the course of action to be taken in the best interests of its clients.

If BGO invests on behalf of its advisory clients in pooled vehicles advised by Baillie Gifford (in-house pooled funds), it will provide such clients with the opportunity to direct how their units in these funds should be voted on non-routine matters.

Overseas Voting – Share Blocking

Where our clients have delegated their voting rights to us, we endeavour to vote all of their shares in all markets. However, it is difficult to vote in some overseas markets because of costly trading restrictions. For example, in the Dutch and Italian markets, our clients’ shares are ‘blocked’, which means that we are unable to sell from the time that we vote until the close of the company meeting. This is clearly a risk to our clients, particularly if we believe that it is in their best interests to sell the shares. We will therefore only vote in these markets where we consider the benefits of voting our clients’ shares, such as approving a merger or acquisition, exceed the risks involved.

Proxy Voting Record and Full Guidelines

Clients may obtain a copy of the Guidelines and information on how BGO has voted their shares by contacting their usual client contact. The Guidelines are also available on Baillie Gifford’s website, at www.bailliegifford.com.

BlackRock Advisors, LLC

Global corporate

governance &

engagement principles

December 2009

BLACKROCK

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

1. INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. With more than $3.3 trillion1 in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients with portfolios totaling approximately US$7.25 trillion.1

2. PHILOSOPHY ON CORPORATE GOVERNACE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors. Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee their performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

1 Data is as of September 30, 2009, is subject to change, and is based on a pro forma estimate of assets under management at BlackRock, Inc. and Barclays Global Investors, N.A.

BlackRock global corporate governance & engagement principles

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in section 4.

3. CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors

•	Accounting and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other

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BlackRock global corporate governance & engagement principles internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure;

•	overseeing and supporting management in setting strategy;

•	ensuring the integrity of financial statements;

•	making decisions regarding mergers, acquisitions and disposals;

•	establishing appropriate executive compensation structures; and

•	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of

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BlackRock global corporate governance & engagement principles independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

•	current employment at the company or a subsidiary;

•	former employment within the past several years as an executive of the company;

•	providing substantial professional services to the company and/or members of the company’s management;

•	having had a substantial business relationship in the past three years;

•	having, or representing a shareholder with, a substantial shareholding in the company;

•	being an immediate family member of any of the aforementioned; and

•	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to

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BlackRock global corporate governance & engagement principles be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple

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BlackRock global corporate governance & engagement principles and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

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BlackRock global corporate governance & engagement principles

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

4. BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee. The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate. BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has

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BlackRock global corporate governance & engagement principles voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

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BlackRock global corporate governance & engagement principles

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

i)	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.
ii)	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.
iii)	BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.
iv)	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.
v)	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

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BlackRock global corporate governance & engagement principles

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

10

Proxy voting

guidelines for

U.S. securities

December 2009

BLACKROCK

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles.

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

VOTING GUIDELINES

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. However, BlackRock may withhold votes from the entire board in certain situations, including, but not limited to:

•

Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

•	Where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

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BlackRock proxy voting guidelines — U.S. securities

BlackRock may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•

An insider or affiliated outsider who sits on any of the board’s key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.

•	Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.

•	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

•

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

BlackRock may withhold votes from individual board members in certain situations, including, but not limited to:

•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•

Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•	Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.

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BlackRock proxy voting guidelines — U.S. securities

Age limits / term limits

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors / staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

BlackRock may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We

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BlackRock proxy voting guidelines — U.S. securities

believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Independent board composition

We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Liability insurance for directors and officers

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company following the same approach described above with respect to indemnification.

Limits on director removal

Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders’ rights.

Majority vote requirements

BlackRock generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a

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BlackRock proxy voting guidelines — U.S. securities

sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions

We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director’s position and overall corporate governance of the company in such cases.

Shareholder access to the proxy

We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

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BlackRock proxy voting guidelines — U.S. securities

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure, mergers, asset sales and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

Market premium: For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties’ financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.

Strategic reason for transaction: There should be a favorable business reason for the combination.

Board approval/transaction history: Unanimous board approval and arm’s-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm’s-length bidding process to evaluate the likelihood that a transaction is in shareholders’ interests. We also seek to ensure that executive and/or board members’ financial interests in a given transaction do not affect their ability to place shareholders’ interests before their own.

Financial advisors’ fairness opinions: We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders’ interests were sufficiently protected in the merger process.

Anti-greenmail provisions

Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.

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BlackRock proxy voting guidelines — U.S. securities

Blank check preferred

See Preferred Stock.

Eliminate preemptive rights

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the U.S., and may restrict management’s ability to raise new capital.

We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Fair price provisions

Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BlackRock examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the

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BlackRock proxy voting guidelines — U.S. securities

firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized common shares where a company has no stated use for the additional common shares and/or has a substantial amount of previously authorized common shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include common shares with unequal voting rights.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

However, we frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

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BlackRock proxy voting guidelines — U.S. securities

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Remuneration and benefits

We note that there are management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Adopt advisory resolutions on compensation committee reports

BlackRock generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as “Say-on-Pay”). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

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BlackRock proxy voting guidelines — U.S. securities

Advisory resolutions on compensation committee reports

In cases where there is an advisory vote on compensation put forth by management, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

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BlackRock proxy voting guidelines — U.S. securities

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.

We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

Pay-for-performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-superior-performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

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BlackRock proxy voting guidelines — U.S. securities

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See Global Corporate Governance and Engagement Principles.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals when the agenda contains items that we judge to be in shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.

Change name of corporation

We typically defer to management with respect to appropriate corporate names.

Confidential voting

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

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BlackRock proxy voting guidelines — U.S. securities

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ right to call a special meeting or act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

Stakeholder provisions

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board’s fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.

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Davis Selected Advisers, L.P.

Summary of Davis Advisors’

Proxy Voting Policies and Procedures

August 2008

Davis Selected Advisers, L.P. (“Davis Advisors”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts known to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors’ Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:

Davis Selected Advisers, L.P.

Attn: Chief Compliance Officer

2949 East Elvira Road, Suite 101

Tucson, Arizona, 85756

Guiding Principles

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate

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otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. Davis Advisors’ Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;
(2)	Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;
(3)	Davis Advisors may obtain guidance from an independent third party;
(4)	The potential conflict may be immaterial; or
(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

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Dimensional Fund Advisors LP

Effective Date: February 22, 2011

PROXY VOTING POLICIES AND PROCEDURES

DIMENSIONAL FUND ADVISORS LP

DIMENSIONAL FUND ADVISORS LTD.

DFA AUSTRALIA LIMITED

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional controls Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFAA”) (Dimensional, DFAL and DFAA are collectively referred to as the “Advisors”). DFAL and DFAA are also investment advisors registered under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients. Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor. Depending on the client, the Advisors’ duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under ERISA.

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts to the extent that relationships with such clients are subject to the Advisers Act or clients that are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of ensuring that the Advisors endeavor to vote (or refrain from voting) proxies in a manner consistent with the best interests of their clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”) an independent third party, except with respect to certain matters which are generally described in Exhibit A. The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor will instruct the vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.

The Advisors may, but will not ordinarily take social concerns into account in voting proxies with respect to securities held by clients, including those held by socially screened portfolios or accounts.

The Advisors have retained ISS to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the Guidelines, effect votes on behalf of the clients for whom the Advisors have proxy voting responsibility and provide reports concerning the proxies voted (“Proxy Voting Services”). In addition, the Advisors may retain Proxy Voting Services from supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Guidelines. Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. In this regard, the Advisors use commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as Advisors’ intend because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify the on-going compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to these Procedures and may designate other personnel of each Advisor to instruct the vote on proxies on behalf of the Advisors’ clients, including all authorized traders of the Advisors (“Authorized Persons”). The Committee may modify this Policy from time to time to meet the goal of acting in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze proxy statements on behalf of their clients and instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor generally will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client’s account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will instruct such vote on the client’s proxies pursuant to the client’s guidelines.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted. The Advisor does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

Generally, the Advisors do not intend to engage in shareholder activism with respect to a pending vote. However, if an issuer’s management, shareholders or proxy solicitors contact the Advisors with respect to a pending vote, a member of the Committee may discuss the vote with such party and report to the full Committee.

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International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.1 The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ decision of whether or not to vote. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make every reasonable effort to vote such proxies.
Conflicts of Interest

Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted should not result from any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is

1 As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client… For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated it “interprets ERISA§ 404(a)(1) to require the responsible plan fiduciary to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants and beneficiaries.” See Preamble to Department of Labor Interpretative Bulletin 94-2, 59 FR 38860 (July 29, 1994) 19,971, CCH, 22,485-23 to 22,485-24 (1994).

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contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Dimensional Investment Company.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform its clients on how to obtain information regarding the Advisor’s voting of its clients’ securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients of how they can obtain a copy of the complete Policy upon request. The Advisor will include such information described in the preceding two sentences in Part II of its Form ADV. The Advisor will also provide its existing clients with the above information.

Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors’ responses (whether a client’s request was oral or in writing); and (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.

The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

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Effective Date: February 22, 2011

EXHIBIT A

PROXY VOTING GUIDELINES

See Attached

Concise Summary of 2011 U.S. Proxy Voting Guidelines

Effective for Meetings on or after January 3, 2011

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

1. Board Accountability

VOTE WITHHOLD/AGAINST2 the entire board of directors (except new nominees3, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Majority vote standard for director elections with no carve out for contested elections;

•	The inability for shareholders to call special meetings;

•	The inability for shareholders to act by written consent;

•	A dual-class structure; and/or

•	A non-shareholder approved poison pill.

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

2 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

3 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11.	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

1.12.	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;

1.13.	The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14.	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15.	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16.	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17.	Failure to replace management as appropriate; or

1.18.	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3. Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	The full board is less than majority independent.

4. Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	If the director’s total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards[4]; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.

Voting for Director Nominees in Contested Elections*

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he is available for consultation and direct communication;

4 Dimensional will screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk;

•	Corporate and/or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Shareholder Rights & Defenses*

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[5] right for shareholders to call special meetings at a 10 percent threshold;

5 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

CAPITAL/RESTRUCTURING*

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION*

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices — dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•

Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•

Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•

Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and

•

Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•	AGAINST management “say on pay” (MSOP) proposals;

•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

•	In egregious situations;

•	When no MSOP item is on the ballot; or

•	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Multi-year guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:

•	Unclear explanation of how the CEO is involved in the pay setting process;

•	Retrospective performance targets and methodology not discussed;

•	Methodology for benchmarking practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•

The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•

Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines;

•	A holding period requirement coupled with a significant long-term ownership requirement; or

•	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

2011 International Proxy Voting Guidelines Summary

Effective for Meetings on or after January 3, 2011

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;

•	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•	Name of the proposed auditors has not been published;

•	The auditors are being changed without explanation; or

•	Fees for non☐audit services exceed standard annual audit☐related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non☐audit services include fees related to significant one☐time capital structure events (initial public offerings, bankruptcy emergencies, and spin☐offs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non☐audit fee” category, then such fees may be excluded from the non☐audit fees considered in determining the ratio of non☐audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.*

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.* Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.*

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company; or

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS International Classification of Directors.]

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

ISS Classification of Directors — International Policy 2011

Executive Director

•   Employee or executive of the company;
•   Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•   Any director who is attested by the board to be a non-independent NED;
•   Any director specifically designated as a representative of a significant shareholder of the company;
•   Any director who is also an employee or executive of a significant shareholder of the company;
•   Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
•   Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•   Government representative;
•   Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•   Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
•   Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•   Relative[1] of a current employee of the company or its affiliates;
•   Relative[1] of a former executive of the company or its affiliates;
•   A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•   Founder/co-founder/member of founding family but not currently an employee;
•   Former executive (5 year cooling off period);
•   Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
•   Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•   No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

•   Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services;
consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United
Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections*

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Vote AGAINST proposals to indemnify external auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure*

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in UK/Ireland);

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In addition, ISS will recommend AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks; and/or

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other Items

Reorganizations/Restructurings*

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions*

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers*

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	the parties on either side of the transaction;

•	the nature of the asset to be transferred/service to be provided;

•	the pricing of the transaction (and any associated professional valuation);

•	the views of independent directors (where provided);

•	the views of an independent financial adviser (where appointed);

•	whether any entities party to the transaction (including advisers) is conflicted; and

•	the stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues

Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

Jennison Associates LLC

Jennison Associates LLC Proxy Voting Policy Summary

Conflicts of interest may arise in voting proxies. Jennison Associates LLC (“Jennison”) has adopted a proxy voting policy to address these conflicts.

Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines. The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines.

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison’s guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.

Loomis, Sayles & Company, L.P.

Proxy Voting Policy and Procedure Manual

JUNE 30, 2004

AMENDED

MARCH 31, 2005

MAY 16, 2005

MARCH 31, 2007

AUGUST 30, 2007

MARCH 31, 2008

June 25, 2008

September 22, 2009

April 1, 2010

Proxy Voting Policy and Procedure Manual

CONTENTS

1	GENERAL	4
	Introduction General Guidelines Proxy Committee Conflicts of Interest Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR	8

Adjustments to Par Value of Common Stock

Annual Election of Directors

Appraisal Rights

Blank Check Preferred Authorization

Chairman and CEO are the Same Person

Changing Corporate Name

Confidential Voting

Cumulative Voting

Delivery of Electronic Proxy Materials

Director Nominees in Uncontested Elections

Election of CEO Director Nominees

Election of Mutual Fund Trustees

Equal Access

Fair Price Provisions

Golden and Tin Parachutes

Independent Audit, Compensation and Nominating Committees

Majority Voting

OBRA-Related Compensation Proposals

Ratifying Auditors

Reverse Stock Splits

Share Cancellation Programs

Shareholder Ability to Alter the Size of the Board

Shareholder Ability to Remove Directors

Share Repurchase Programs

Stock Distributions: Splits and Dividends

White Squire Placements

3	PROPOSALS USUALLY VOTED AGAINST	11

Charitable and Political Contributions

Common Stock Authorization

Director and Officer Indemnification and Liability Protection

Shareholder Ability to Act by Written Consent

Shareholder Ability to Call Special Meetings

Shareholder Ability to Remove Directors

Staggered Director Elections

Stock Ownership Requirements

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	Supermajority Shareholder Vote Requirements Term of Office Unequal Voting Rights

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	12
	401(k) Employee Benefit Plans Compensation Plans Employee Stock Ownership Plans Executive Compensation Advisory Resolutions (“Say-on-Pay”) Stock Option Plans

5	PROPOSALS REQUIRING SPECIAL CONSIDERATION	13

Asset Sales

Bundled Proposals

Corporate Restructuring

Debt Restructurings

Delisting a Security

Director Nominees in Contested Elections

Disclosure of Prior Government Service

Environment and Social issues

Animal Rights

Energy and Environment

Equal Employment Opportunity and Discrimination

Human Resource Issues

Maquiladora Standards and International Operations Policies

Military Business

Northern Ireland

Product Integrity and Marketing

Third World Debt Crisis

Golden Coffins

Greenmail

Liquidations

Mergers and Acquisitions

Mutual Fund Distribution Agreements

Mutual Fund Fundamental Investment Restrictions

Mutual Fund Investment Advisory Agreement

Poison Pills

Preemptive Rights

Proxy Contest Defenses

Reimburse Proxy Solicitation Expenses

Reincorporation Proposals

Shareholder Advisory Committees

Shareholder Proposals to Limit Executive and Director Pay State Spin-offs

Takeover Statutes

Tender Offer Defenses

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1. GENERAL

A. Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B. General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.	Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account,

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(2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.	Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client’s best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

5.	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

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C. Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee, include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including

(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including;

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c. to engage and oversee third-party vendors, including Proxy Voting Services; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.	Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

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b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.	Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D. Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

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Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Blank Check Preferred Authorization:

A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

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Proxy Voting Policy and Procedure Manual

Director Nominees in Uncontested Elections:

A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed. Review on a case-by-case basis votes against members of the Compensation Committee when the Proxy Voting Service determines that issuer performance and executive compensation are not appropriately linked. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

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Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of Directors/Trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A. Generally vote for proposals to ratify auditors.

B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Shareholder Ability to Alter the Size of the Board:

A. Vote for proposals that seek to fix the size of the board.

B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B. Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A. Vote against proposals that provide that directors may be removed only for cause.

B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

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Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

4.	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B. Actual executive compensation advisory votes will be considered on a case-by-case basis.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote against plans which expressly permit repricing of underwater options.

B. Vote against proposals to make all stock options performance based.

C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D. Vote for proposals that request expensing of stock options.

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Proxy Voting Policy and Procedure Manual

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control -Will the transaction result in a change in control of the company? Bankruptcy - Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a

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Proxy Voting Policy and Procedure Manual

case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal	Rights: Proposals that deal with animal rights.

Energy	and Environment: Proposals that request companies to file the CERES Principles.

Equal	Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human	Resources Issues: Proposals regarding human resources issues.

Maquiladora	Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military	Business: Proposals on defense issues.

Northern	Ireland: Proposals pertaining to the MacBride Principles.

Product	Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third	World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Greenmail:

A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and

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operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C. Review on a case-by-case basis management proposals to ratify a poison pill.

Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

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Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

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Lord, Abbett & Co. LLC

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Research, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented a three-pronged approach to the proxy voting process, which is described more fully below:

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In cases where we deem any client’s position in a company to be material,[2] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

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In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

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Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote

1    Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.

2    We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. Generally, when a potential conflict of interest arises, Lord Abbett adheres to its voting guidelines on the issue or, if the guidelines do not address the particular issue, we would follow the Proxy Advisor’s recommendation.

Lord Abbett maintains a list of all publicly held companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company and if Lord Abbett decides not to follow the Proxy Advisor’s recommendation concerning a proxy proposal involving the company, Lord Abbett will notify the related Fund’s Proxy Committee3 and seek voting instructions from the Committee. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Fund’s Proxy Committee regarding the company.

Lord Abbett also maintains a list of all publicly held companies (including any subsidiaries of such companies) that have a significant business relationship with Lord Abbett. A “significant business relationship” for this purpose means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. For proxy proposals involving such companies, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

3     The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

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A.	Auditors – Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors

1.	Election of directors – The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.	Majority voting – Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.	Board classification – A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.	Independent board and committee members – An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

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5.	Independent board chairman – Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits

1.	General – In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.	Incentive compensation plans – An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.	Say on pay – “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.

Pay for performance – “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such

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proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.	Clawback provisions – A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.	Anti-gross-up policies – Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.	Severance agreements and executive death benefits – Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.	Executive pay limits – Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.	Employee stock purchase plans – Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.	Charter amendments – A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

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2.	Changes to capital structure – A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.	Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.	Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.	Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Recently adopted amendments to the U.S. Securities and Exchange Commission’s (the “SEC”) proxy rules allow shareholders or groups of shareholders satisfying certain stock ownership and other eligibility requirements to include their director nominees on a company’s proxy ballot under certain limited circumstances. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett supports such measures so long as they comport with the requirements set forth in the SEC’s proxy rules. However, we generally will vote with management on proposals that seek to allow proxy access subject to less stringent requirements.

2.	Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.

Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions

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that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.	Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.	Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.	Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.	Supermajority vote requirements – A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.	Cumulative voting – Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.	Confidential voting – In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.	Reimbursing proxy solicitation expenses—Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.	Transacting other business – Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

8

F.	Social, Political, and Environmental Issues – Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.	Share Blocking – Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: March 10, 2011

9

Massachusetts Financial Services Company

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2011

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C Records Retention; and

D. Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the top tier fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is Institutional Shareholder Services, Inc. (“ISS”). The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

MetLife Investment Advisors Company, LLC

METLIFE INVESTMENT ADVISORS COMPANY, LLC

SUMMARY DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

MetLife Investment Advisors Company, LLC (“MLIAC”) has adopted policies and procedures (the “Policies”) that govern how MLIAC votes the securities owned by its United States advisory clients for which MLIAC exercises voting authority and discretion (the “Proxies”). The Policies have been designed to ensure that Proxies are voted in the best interests of our United States clients in accordance with our fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law. The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party.

The guiding principle by which MLIAC votes on all matters submitted to security holders is the maximization of economic value of clients’ holdings. MLIAC does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle. The Policies are designed to ensure that material conflicts of interest on the part of MLIAC or its affiliates do not affect voting decisions on behalf of clients.

MLIAC and its affiliates have carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MLIAC on behalf of its clients must be made in the best interest of the clients and with the intent to maximize the economic value of clients’ securities holdings, MLIAC has adopted detailed proxy voting guidelines (the “Guidelines”) that set forth how MLIAC plans to vote on specific matters presented for shareholder vote. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

Because the Guidelines have been pre-established by MLIAC and its affiliates, application of the Guidelines to vote Proxies should adequately address most possible material conflicts of interest. MLIAC, however, reserves the right to override the Guidelines (an “Override”) with respect to a particular shareholder vote when such an Override is consistent with the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote. In connection with any Override, the MetLife Proxy Policy Committee, which is comprised of senior MetLife investment personnel, and legal and compliance personnel and which includes at least one officer of MLIAC, must first make a determination whether there is any material conflict of interest between MLIAC or any of its affiliates, on the one hand, and the relevant advisory clients, on the other. Overrides are subject to specific procedures designed to ensure that voting decisions are not influenced by material conflicts of interest. Certain other aspects of the administration of the Policies are also governed by the Proxy Policy Committee.

MLIAC has retained RiskMetrics Group (“RiskMetrics”) to handle the administrative aspects of voting proxies for the accounts of MLIAC’s advisory clients. RiskMetrics monitors the accounts and their holdings to be sure that all Proxies are received and votes are cast in accordance with the Guidelines provided by MLIAC. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines. In order to address that issue, MLIAC has subscribed to a service offered by RiskMetrics called “Smart Voter Plus.” Under the Smart Voter Plus service, any proxy that is not governed by the Guidelines will be voted in accordance with the RiskMetrics guidelines which have been reviewed and approved by Counsel (for the purposes hereof, Counsel, means a member of the Securities Investments Section of the Law Department of MetLife, Inc.). In addition, the Equity Trading and Index Management Department (“ETIM”) on a regular basis monitors matters presented for shareholder vote and tracks the voting of the Proxies.

Clients may obtain a copy of the Policies and information regarding how MLIAC voted securities held in their accounts, by contacting the ETIM at (973) 355-4000.

The Policies are subject to change at any time without notice.

Neuberger Berman Management LLC

Summary of Neuberger Berman’s Proxy Voting Policy

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

OppenheimerFunds, Inc.

OPPENHEIMERFUNDS, INC.

OPPENHEIMER FUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of March 1, 2011) and

PROXY VOTING GUIDELINES (as of March 1, 2011)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI(“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the sub-advised fund.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for over seeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

For Internal Use Only	- 1 -

This policy may not be shared with, nor circulated to, any non-employee of OppenheimerFunds and its affiliates and subsidiaries without permission from the Compliance or Legal Department.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•

If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, unless: (i) the Guidelines provide discretion to OFI on how to vote on the matter (i.e., case-by-case); or (ii) to the extent a portfolio manager has requested that OFI vote in a manner inconsistent with the Guidelines, the Committee has determined that such a request is in the best interests of the Fund and its shareholders and does not pose an actual material conflict of interest. (Examples include, but are not limited to, a determination that the portfolio manager is unaware of the business relationship with the company or is sufficiently independent from the business relationship, and to the Committee’s knowledge, OFI has not been contacted or influenced by the company in connection with the proposal).

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This policy may not be shared with, nor circulated to, any non-employee of OppenheimerFunds and its affiliates and subsidiaries without permission from the Compliance or Legal Department.

•

If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines or if the Guidelines provide discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent or item (ii) above is not applicable;

•

If neither of the previous two procedures provides an appropriate voting recommendation, the Committee may determine how to vote on the proposal, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal, or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

•

any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

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This policy may not be shared with, nor circulated to, any non-employee of OppenheimerFunds and its affiliates and subsidiaries without permission from the Compliance or Legal Department.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

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This policy may not be shared with, nor circulated to, any non-employee of OppenheimerFunds and its affiliates and subsidiaries without permission from the Compliance or Legal Department.

Appendix A

OPPENHEIMERFUNDS, INC. AND OPPENHEIMER FUNDS

PORTFOLIO PROXY VOTING GUIDELINES

(dated as of March 1, 2011)

1.0	OPERATIONAL ITEMS

1.1.1	Amend Quorum Requirements.
•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.1.2	Amend Articles of Incorporation/Association or Bylaws
•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.
•	Vote FOR bylaw/charter changes if:
¡	shareholder rights are protected;
¡	there is a negligible or positive impact on shareholder value;
¡	management provides sufficiently valid reasons for the amendments; and/or
¡	the company is required to do so by law (if applicable); and
¡	they are of a housekeeping nature (updates or corrections).

1.1.3	Change Company Name.
•	Vote WITH Management.

1.1.4	Change Date, Time, or Location of Annual Meeting.
•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5	Transact Other Business.
•	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6	Change in Company Fiscal Term
•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.
•	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

AUDITORS

1.2	Ratifying Auditors
•	Vote FOR Proposals to ratify auditors, unless any of the following apply:
¡	an auditor has a financial interest in or association with the company, and is therefore not independent;
¡	fees for non-audit services are excessive;
¡	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
¡

poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

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This policy may not be shared with, nor circulated to, any non-employee of OppenheimerFunds and its affiliates and subsidiaries without permission from the Compliance or Legal Department.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
•	Vote AGAINST shareholder proposals asking for audit firm rotation.
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.
•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees
•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
¡	composition of the board and key board committees;
¡	attendance at board meetings;
¡	corporate governance provisions and takeover activity;
¡	long-term company performance relative to a market index;
¡	directors’ investment in the company;
¡	whether the chairman is also serving as CEO;
¡	whether a retired CEO sits on the board.
•

WITHHOLD/AGAINST (whichever vote option is applicable on the ballot) VOTES: However, there are some actions by directors that should result in votes being WITHHELD/AGAINST. These instances include directors who:

¡	attend less than 75% of the board and committee meetings without a valid excuse;
¡	implement or renew a dead-hand or modified dead-hand poison pill;
¡	ignore a shareholder proposal that is approved by a majority of the shares outstanding;
¡	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;
¡	failed to act on takeover offers where the majority of the shareholders tendered their shares;
¡	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;
¡	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
•	the non-audit fees paid to the auditor are excessive;
•

amaterial weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

•

there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.
¡

are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

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This policy may not be shared with, nor circulated to, any non-employee of OppenheimerFunds and its affiliates and subsidiaries without permission from the Compliance or Legal Department.

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;
•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	the company fails to submit one-time transfers of stock options to a shareholder vote;
•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	the company has inappropriately backdated options; or
•	the company has egregious compensation practices including, but not limited to, the following:
¡	egregious employment contracts;
¡	excessive perks/tax reimbursements;
¡	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
¡	egregious pension/supplemental executive retirement plan (SERP) payouts;
¡	new CEO with overly generous new hire package;
¡	excessive severance and/or change in control provisions; or
¡	dividends or dividend equivalents paid on unvested performance shares or units.
¡	enacted egregious corporate governance policies or failed to replace management as appropriate;
¡	are inside directors or affiliated outside directors; and the full board is less than majority independent;
¡

are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company). Vote should be WITHHELD only at their outside board elections;

¡	serve on more than five public company boards. (The term “public company” excludes an investment company.)
•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.
•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):
¡	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or
¡

if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size
•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

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This policy may not be shared with, nor circulated to, any non-employee of OppenheimerFunds and its affiliates and subsidiaries without permission from the Compliance or Legal Department.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board
•	Vote AGAINST proposals to classify the board.
•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4	Cumulative Voting
•	Vote FOR proposal to eliminate cumulative voting.
•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5	Establishment of Board Committees
•

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

2.6	Require Majority Vote for Approval of Directors
•

OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7	Director and Officer Indemnification and Liability Protection
•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
•

Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•

Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•

Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

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This policy may not be shared with, nor circulated to, any non-employee of OppenheimerFunds and its affiliates and subsidiaries without permission from the Compliance or Legal Department.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
¡	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and
¡	only if the director’s legal expenses would be covered.

2.8	Establish/Amend Nominee Qualifications
•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9	Filling Vacancies/Removal of Directors.
•	Vote AGAINST proposals that provide that directors may be removed only for cause.
•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10	Independent Chairman (Separate Chairman/CEO)
•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

¡	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
¡	two-thirds independent board;
¡	all-independent key committees;
¡	established governance guidelines;
¡

the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

¡	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:
•	egregious compensation practices;
•	multiple related-party transactions or other issues putting director independence at risk;
•	corporate and/or management scandal;
•	excessive problematic corporate governance provisions; or
•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11	Majority of Independent Directors/Establishment of Committees
•

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

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This policy may not be shared with, nor circulated to, any non-employee of OppenheimerFunds and its affiliates and subsidiaries without permission from the Compliance or Legal Department.

•

For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

¡	the applicable listing standards determination of such director’s independence;
¡	any operating ties to the firm; and
¡	if there are any other conflicting relationships or related party transactions.
•

A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

¡	the terms of the agreement;
¡	the duration of the standstill provision in the agreement;
¡	the limitations and requirements of actions that are agreed upon;
¡	if the dissident director nominee(s) is subject to the standstill; and
¡	if there are any conflicting relationships or related party transactions.

2.12	Open Access
•

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.13	Stock Ownership Requirements
•

Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:
¡

whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

¡	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.14	Age or Term Limits
•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections
•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
¡	long-term financial performance of the target company relative to its industry;
¡	management’s track record;
¡	background to the proxy contest;
¡	qualifications of director nominees (both slates);

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¡	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
¡	stock ownership position.

3.2	Reimbursing Proxy Solicitation Expenses
•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting
•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.
•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent
•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:
¡	20% or higher flip-in or flip-over;
¡	two to three-year sunset provision;
¡	no dead-hand, slow-hand, no-hand or similar features;
¡

shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

¡	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;
¡	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);
•	the value of the NOLs;
•	the term;
•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
•	other factors that may be applicable.

4.4	Net Operating Loss (NOL) Protective Amendments
•	OFI will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.

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4.5	Shareholder Ability to Act by Written Consent
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.6	Shareholder Ability to Call Special Meetings
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•

Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7	Establish Shareholder Advisory Committee
•	Vote on a CASE-BY-CASE basis.

4.8	Supermajority Vote Requirements
•	Vote AGAINST proposals to require a supermajority shareholder vote.
•	Vote FOR management or shareholder proposals to reduce super majority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights
•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases
•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
¡	purchase price;
¡	fairness opinion;
¡	financial and strategic benefits;
¡	how the deal was negotiated;
¡	conflicts of interest;
¡	other alternatives for the business; and
¡	non-completion risk.

5.3	Asset Sales
•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
¡	impact on the balance sheet/working capital;
¡	potential elimination of diseconomies;
¡	anticipated financial and operating benefits;
¡	anticipated use of funds;
¡	value received for the asset;
¡	fairness opinion;
¡	how the deal was negotiated; and
¡	conflicts of interest.

5.4	Bundled Proposals
•

Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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5.5	Conversion of Securities
•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
¡	dilution to existing shareholders’ position;
¡	terms of the offer;
¡	financial issues;
¡	management’s efforts to pursue other alternatives;
¡	control issues; and
¡	conflicts of interest.
•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company
•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
¡	the reasons for the change;
¡	any financial or tax benefits;
¡	regulatory benefits;
¡	increases in capital structure; and
¡	changes to the articles of incorporation or bylaws of the company.
•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
¡	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or
¡	adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions
•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:
¡	offer price/premium;
¡	fairness opinion;
¡	how the deal was negotiated;
¡	conflicts of interests;
¡	other alternatives/offers considered; and
¡	non-completion risk.
•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
¡	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
¡	cash-out value;

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¡	whether the interests of continuing and cashed-out shareholders are balanced; and
¡	the market reaction to public announcement of the transaction.

5.9	Joint Venture
•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
¡	percentage of assets/business contributed;
¡	percentage of ownership;
¡	financial and strategic benefits;
¡	governance structure;
¡	conflicts of interest;
¡	other alternatives; and
¡	non-completion risk.

5.10	Liquidations
•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
¡	prospects of the combined company anticipated financial and operating benefits;
¡	offer price (premium or discount);
¡	fairness opinion;
¡	how the deal was negotiated;
¡	changes in corporate governance;
¡	changes in the capital structure; and
¡	conflicts of interest.

5.12	Private Placements/Warrants/Convertible Debenture
•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
¡	dilution to existing shareholders’ position;
¡	terms of the offer;
¡	financial issues;
¡	management’s efforts to pursue other alternatives;
¡	control issues; and
¡	conflicts of interest.
•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13	Spinoffs
•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
¡	tax and regulatory advantages;
¡	planned use of the sale proceeds;
¡	valuation of spinoff;
¡	fairness opinion;

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¡	benefits to the parent company;
¡	conflicts of interest;
¡	managerial incentives;
¡	corporate governance changes; and
¡	changes in the capital structure.

5.14	Value Maximization Proposals
•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control
•	Review CASE-BY-CASE, with consideration give to RMG”transfer-of-wealth” analysis. (See section 8.2).

5.16	Special Purpose Acquisition Corporations (SPACs)
•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:
¡	valuation;
¡	market reaction;
¡	deal timing;
¡	negotiations and process;
¡	conflicts of interest;
¡	voting agreements; and
¡	governance.

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions
•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions
•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions
•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions
•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

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•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions
•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail
•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals
•

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions
•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes
•

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock
•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization
•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:
¡	specific reasons/rationale for the proposed increase;
¡	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
¡	the board’s governance structure and practices; and
¡	risks to shareholders of not approving the request.
•

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

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7.3	Dual-Class Stock
•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
¡	it is intended for financing purposes with minimal or no dilution to current shareholders; and
¡	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4	Issue Stock for Use with Rights Plan
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5	Preemptive Rights
•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock
•

OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

7.7	Recapitalization
•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
¡	more simplified capital structure;
¡	enhanced liquidity;
¡	fairness of conversion terms;
¡	impact on voting power and dividends;
¡	reasons for the reclassification;
¡	conflicts of interest; and
¡	other alternatives considered.

7.8	Reverse Stock Splits
•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.
•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9	Share Purchase Programs
•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10	Stock Distributions: Splits and Dividends
•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

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7.11	Tracking Stock
•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans
•	Vote compensation proposals on a CASE-BY-CASE basis.
•

OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:
¡	the total cost of the company’s equity plans is unreasonable;
¡	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
¡

the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

¡

the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

¡	the plan is a vehicle for poor pay practices.
•

For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2	Director Compensation
•

Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
¡	director stock ownership guidelines with a minimum of three times the annual cash retainer;
¡	vesting schedule or mandatory holding/deferral period:
•	aminimum vesting of three years for stock options or restricted stock; or
•	deferred stock payable at the end of a three-year deferral period;
¡	mix between cash and equity:
•	abalanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
•	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

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¡	no retirement/benefits and perquisites provided to non-employee directors; and
¡

detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3	Bonus for Retiring Director
•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan
•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash
•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.
•	In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.
•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	Pre-Arranged Trading Plans (10b5-1 Plans)
•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
¡	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
¡	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
¡	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
¡	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
¡	an executive may not trade in company stock outside the 10b5-1 Plan; and
¡	tradesunder a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7	Management Proposals Seeking Approval to Reprice Options
•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
¡	historic trading patterns;
¡	rationale for the repricing;
¡	value-for-value exchange;
¡	option vesting;
¡	term of the option;
¡	exercise price; and
¡	participation.

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This policy may not be shared with, nor circulated to, any non-employee of OppenheimerFunds and its affiliates and subsidiaries without permission from the Compliance or Legal Department.

8.8	Employee Stock Purchase Plans
•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•	Votes FOR employee stock purchase plans where all of the following apply:
¡	purchase price is at least 85% of fair market value;
¡	offering period is 27 months or less; and
¡	the number of shares allocated to the plan is 10% or less of the outstanding shares.
•	Votes AGAINST employee stock purchase plans where any of the following apply:
¡	purchase price is at least 85% of fair market value;
¡	offering period is greater than 27 months; and
¡	the number of shares allocated to the plan is more than 10% of the outstanding shares.

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10	Employee Stock Ownership Plans (ESOPs)
•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
•	Vote on a CASE-BY-CASE basis.

8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal
•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
¡

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

¡	There is a misalignment between CEO pay and company performance (pay for performance);
¡	The company maintains problematic pay practices;
¡	The board exhibits poor communication and responsiveness to shareholders.
¡	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
¡	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);

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¡	Evaluation of peer group benchmarking used to set target pay or award opportunities; and
¡	Balance of performance-based versus non-performance-based pay.

8.12.1	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)
¡	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

8.13	401(k) Employee Benefit Plans
•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14	Shareholder Proposals Regarding Executive and Director Pay
•

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.
•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15	Performance-Based Stock Options
•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
¡	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or
¡	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16	Pay-for-Performance
•

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

¡	What aspects of the company’s short-term and long-term incentive programs are performance-driven?
¡	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?
¡	What type of industry does the company belong to?
¡	Which stage of the business cycle does the company belong to?

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8.17	Pay-for-Superior-Performance Standard
•

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.

8.18	Golden Parachutes and Executive Severance Agreements
•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
¡	the parachute should be less attractive than an ongoing employment opportunity with the firm;
¡	the triggering mechanism should be beyond the control of management;
¡	the amount should not exceed three times base salary plus guaranteed benefits; and
¡

change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
¡	If presented as a separate voting item, OFI will apply the same policy as above.
¡

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

8.19	Pension Plan Income Accounting
•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20	Supplemental Executive Retirement Plans (SERPs)
•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21	Claw-back of Payments under Restatements
•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
¡	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;
¡	the nature of the proposal where financial restatement is due to fraud;
¡	whether or not the company has had material financial problems resulting in chronic restatements; and/or
¡	the adoption of a robust and formal bonus/equity recoupment policy.
•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

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•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.
•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22	Tax Gross-Up Proposals
•

Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:
¡	have a discernable positive impact on short-term or long-term share value; or
¡	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:
•

prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•

reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;
•

the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;
•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	whether the company’s analysis and voting recommendation to shareholders is persuasive;
•	what other companies have done in response to the issue;
•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal;
•	whether the subject of the proposal is best left to the discretion of the board;
•	whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0	OPERATIONAL ITEMS

1.1.7	Financial Results/Director and Auditor Reports
•	Vote FOR approval of financial statements and director and auditor reports, unless:
¡	there are material concerns about the financials presented or audit procedures used; or
¡	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

1.1.8	Allocation of Income and Dividends
•	Vote FOR approval of allocation of income and distribution of dividends, unless:
¡	the dividend payout ratio has been consistently below 30% without an adequate explanation; or
¡	the payout ratio is excessive given the company’s financial position.

1.1.9	Stock (Scrip) Dividend Alternative
•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.
•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.10	Lower Disclosure Threshold for Stock Ownership
•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

AUDITORS

1.3	Appointment of Internal Statutory Auditors
•	Vote FOR the appointment and reelection of statutory auditors, unless:
¡	there are serious concerns about the statutory reports presented or the audit procedures used;
¡	questions exist concerning any of the statutory auditors being appointed; or
¡	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.4	Remuneration of Auditors
•

Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.5	Indemnification of Auditors
•	Vote AGAINST proposals to indemnify auditors.

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2.0	THE BOARD OF DIRECTORS

2.14	Discharge of Board and Management
•	Vote FOR discharge of the board and management, unless:
¡	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or
¡	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.3	Poison Pills
•

Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

¡	to give the board more time to find an alternative value enhancing transaction; and
¡	to ensure the equal treatment of shareholders.
•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:
¡	determine whether actions by shareholders constitute a change in control;
¡	amend material provisions without shareholder approval;
¡	interpret other provisions;
¡	redeem the plan without a shareholder vote; or
¡	prevent a bid from going to shareholders.
•	Vote AGAINST plans that have any of the following characteristics:
¡	unacceptable key definitions;
¡	flip-over provision;
¡	permitted bid period greater than 60 days;
¡	maximum triggering threshold set at less than 20% of outstanding shares;
¡	does not permit partial bids;
¡	bidder must frequently update holdings;
¡	requirement for a shareholder meeting to approve a bid; or
¡	requirement that the bidder provide evidence of financing.
•	In addition to the above, a plan must include:
¡	an exemption for a “permitted lock up agreement”;
¡	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and
¡	exclude reference to voting agreements among shareholders.

4.8	Renew Partial Takeover Provision
•	Vote FOR proposals to renew partial takeover provision.

4.9	Depositary Receipts and Priority Shares
•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.
•	Vote AGAINST the introduction of priority shares.

4.10	Issuance of Free Warrants
•	Vote AGAINST the issuance of free warrants.

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4.11	Defensive Use of Share Issuances
•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.16	Mandatory Takeover Bid Waivers
•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

5.17	Related-Party Transactions
•

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

5.18	Expansion of Business Activities
•

Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

7.0	CAPITAL STRUCTURE

7.12	Pledge of Assets for Debt
•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.13	Increase in Authorized Capital
•

Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:
¡	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or
¡	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorization.

7.14	Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

•	Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
•	Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

For Internal Use Only	- 26 -

This policy may not be shared with, nor circulated to, any non-employee of OppenheimerFunds and its affiliates and subsidiaries without permission from the Compliance or Legal Department.

7.15	Reduction of Capital
•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:
¡

reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

¡

Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

7.16	Convertible Debt Issuance Requests
•

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

7.17	Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100% is considered acceptable.

•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.
•

Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

7.18	Reissuance of Shares Repurchased
•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

7.19	Capitalization of Reserves for Bonus Issues/Increase in Par Value
•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

7.20	Control and Profit Agreements/Affiliation Agreements with Subsidiaries
•	Vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.21	Director Remuneration
•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.
•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

For Internal Use Only	- 27 -

This policy may not be shared with, nor circulated to, any non-employee of OppenheimerFunds and its affiliates and subsidiaries without permission from the Compliance or Legal Department.

8.22	Retirement Bonuses for Directors and Statutory Auditors
•

Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

For Internal Use Only	- 28 -

This policy may not be shared with, nor circulated to, any non-employee of OppenheimerFunds and its affiliates and subsidiaries without permission from the Compliance or Legal Department.

Pyramis Global Advisors, LLC

Pyramis Global Advisors’ Proxy Voting Guidelines

March 2011

I.	General Principles

A.	Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Pyramis or Fidelity companies’ relationship, business or otherwise, with that portfolio company.

B.	FMR Investment Proxy Research votes proxies on behalf of Pyramis’ clients. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis and its customers.

C.	Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.

D.	Non-routine proposals will generally be voted in accordance with the Guidelines.

E.	Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within FMR’s General Counsel’s office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to Pyramis’ Senior Compliance Officer or his designee.

F.	Pyramis will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal’s likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

G.	Many Pyramis accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Pyramis will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

H.	In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

I.	Where a management-sponsored proposal is inconsistent with the Guidelines, Pyramis may receive a company’s commitment to modify the proposal or its practice to conform to the Guidelines, and Pyramis will generally support management based on this commitment. If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)

A.	Anti-Takeover Provision - includes fair price amendments; classified boards; “blank check” preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

B.	Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.	Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D.	Sunset Provision - a condition in a charter or plan that specifies an expiration date.

E.	Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F.	Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

G.	Large-Capitalization Company - a company included in the Russell 1000® Index.

H.	Small-Capitalization Company - a company not included in the Russell 1000® Index that is not a Micro-Capitalization Company.

I.	Micro-Capitalization Company - a company with market capitalization under US $300 million.

J.	Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III.	Directors

A.	Incumbent Directors

Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.	An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a.	The Poison Pill includes a Sunset Provision of less than five years;

b.	The Poison Pill includes a Permitted Bid Feature;

c.	The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d.	Shareholder approval is required to reinstate the Poison Pill upon expiration.

Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.

2.	The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Pyramis to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.	Within the last year and without shareholder approval, a company’s board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4.	Executive compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as: (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

5.	To gain Pyramis’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6.	The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

7.	The board is not composed of a majority of independent directors.

B.	Indemnification

Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C.	Independent Chairperson

Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.	Majority Director Elections

Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). Pyramis may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV.	Compensation

A.	Executive Compensation

1.	Advisory votes on executive compensation

a.	Pyramis will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as, among other things, (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval.

b.	FMR will generally vote against proposals to ratify Golden Parachutes.

2.	Frequency of advisory vote on executive compensation

FMR will generally support annual advisory votes on executive compensation.

B.	Equity award plans (including stock options, restricted stock awards, and other stock awards).

Pyramis will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

1.	(a) The company’s average three year burn rate is greater than 1.5 % for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the burn rate is acceptable.

2.	In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3.	In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

Pyramis will consider approving an equity award plan or ammendment to authorize additional shares under such plan if without complying with Guideline 3 immediately above, the following two conditions are met:

a.	The shares are granted by a compensation committee composed entirely of independent directors; and

b.	The shares are limited to 5% (Large-Capitalization Company) and 10% (Small or Micro Capitalization Company) of the shares aouthorizes for grant under the plan.

4.	The plan includes an Evergreen Provision.

5.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

C.	Equity Exchanges and Repricing

Pyramis will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company’s relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

D.	Employee Stock Purchase Plans

Pyramis will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

E.	Employee Stock Ownership Plans (ESOPs)

Pyramis will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, Pyramis may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

F.	Bonus Plans and Tax Deductibility Proposals

Pyramis will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V.	Anti-Takeover Provisions

Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A.	The Poison Pill includes the following features:

1.	A Sunset Provision of no greater than five years;

2.	Linked to a business strategy that is expected to result in greater value for the shareholders;

3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a Permitted Bid Feature; and

5.	Allows Pyramis accounts to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

B.	An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C.	It is a fair price amendment that considers a two-year price history or less.

Pyramis will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:

D.	In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

E.	In the case of shareholder proposals regarding shareholders’ right to call special meetings, Pyramis generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

VI.	Capital Structure / Incorporation

A.	Increases in Common Stock

Pyramis will generally vote against a provision to increase a company’s common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B.	New Classes of Shares

Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

C.	Cumulative Voting Rights

Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D.	Acquisition or Business Combination Statutes

Pyramis will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E.	Incorporation or Reincorporation in Another State or Country

Pyramis will generally vote against shareholder proposals calling for, or recommending that, a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, Pyramis will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII.	Shares of Investment Companies

A.	If applicable, when a Pyramis account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, Pyramis will vote in the same proportion as all other voting shareholders of such underlying fund or class (“echo voting”). Pyramis may choose not to vote if “echo voting” is not operationally feasible.

B.	Certain Pyramis accounts may invest in shares of underlying Fidelity Funds, which are held exclusively by Fidelity Funds or accounts managed by FMR or an affiliate. Pyramis will generally vote in favor of proposals recommended by the underlying funds’ Board of Trustees.

VIII.	Other

A.	Voting Process

Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.	Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

T. Rowe Price Associates, Inc.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

T. ROWE PRICE (CANADA), INC

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price (Canada), Inc. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and, to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social

1

responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group (“RMG”), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, RMG maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes RMG’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, RMG’s web-based application.

Vote Determination

Each day, RMG delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

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T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. Finally, we vote for proposals calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

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Global Portfolio Companies – RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed RMG’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other

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relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations – Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

RECORD RETENTION

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

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Van Eck Associates Corporation

VAN ECK GLOBAL PROXY VOTING POLICIES

Van Eck Global (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines , or

2.	The potential conflict will be disclosed to the client:

a.	with a request that the client vote the proxy,

b.	with a recommendation that the client engage another party to determine how the proxy should be voted or

c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:

1.	Notification of Availability of Information

a.	Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information

a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

a.	proxy statements received;

b.	identifying number for the portfolio security;

c.	shareholder meeting date;

d.	brief identification of the matter voted on;

e.	whether the vote was cast on the matter;

f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;

h.	a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.	Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.	If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.	Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.)

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would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

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PROXY PAPER POLICY GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

2010 PROXY SEASON

For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick, at (415) 678-4228.

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I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

Election of Directors

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

1.	Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years[1] before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

[1]	NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look back period to directors who have previously served as executives of the company on an interim basis for less than one year.

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2.	Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.[2] This includes directors whose employers have a material financial relationship with the company.[3] In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

3.	Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Definition of “Material”: A material relationship is one in which the dollar value exceeds: (i) $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or (ii) $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive4; and any aircraft and real estate dealings between the company and the director’s firm; or (iii) 1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Voting Recommendations on the Basis of Board Independence: Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, The Conference Board, and the Council of Institutional Investors advocates that

[2]	If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.
[3]	We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”
[4]	We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity.

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two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically5 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.6

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence: We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.7 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Independent Chairman: Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

[5]

With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the affiliates or insiders who are up for election just to achieve two-thirds independence.

[6]	Where a director serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership, we will generally consider him/her to be affiliated but will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.
[7]	We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

We recognize that empirical evidence regarding the separation of these two roles remains inconclusive. However, Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management.

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance: We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of the board meetings or 75% of the total of applicable committee meetings and board meetings.[8]

2.	A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.	A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.	All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Audit Committees and Performance: Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”9

[8]	However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.
[9]	“Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

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When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee: For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”10

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:11

1.	All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.	The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least 4 times during the year.

4.	The audit committee chair, if the committee has less than three members.

[10]	Commission on Public Trust and Private Enterprise. The Conference Board. 2003.
[11]	Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

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5.	Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.

6.	All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.	The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.	All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the PCAOB.

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.	The audit committee chair[12] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A13 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.	All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

[12]	In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.
[13]	Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

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16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[14]

20.	All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance: Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as management-submitted advisory compensation vote proposals, which allow shareholders to vote on the compensation paid to a company’s top executives.

[14]	The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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In our evaluation of the CD&A, we examine, among other factors, the following:

1.	The extent to which the company uses appropriate performance goals and metrics in determining overall compensation as an indication that pay is tied to performance.

2.	How clearly the company discloses performance metrics and goals so that shareholders may make an independent determination that goals were met.

3.	The extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking.

4.	The selected peer group(s) so that shareholders can make a comparison of pay and performance across the appropriate peer group.

5.	The extent to which the company benchmarks compensation levels at a specific percentile of its peer group along with the rationale for selecting such a benchmark.

6.	The amount of discretion granted management or the compensation committee to deviate from defined performance metrics and goals in making awards, as well as the appropriateness of the use of such discretion.

We provide an overall evaluation of the quality and content of a company’s executive compensation policies and procedures as disclosed in a CD&A as either good, fair or poor.

We evaluate compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee. At companies that provide shareholders with non-binding advisory votes on executive compensation (“Say-on-Pay”), we will use the Say-on-Pay proposal as the initial, primary means to express dissatisfaction with the company’s compensation polices and practices rather than recommending voting against members of the compensation committee (except in the most egregious cases).

When assessing the performance of compensation committees, we will recommend voting against for the following:15

1.	All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation.[16]

2.	Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

[15]	Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.
[16]	Where there are multiple CEOs in one year, we will consider not recommending to vote against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.

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3.	The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.[17]

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.	All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8.	All members of the compensation committee when the company repriced options within the past two years and we would not have supported the repricing (e.g., officers and directors were allowed to participate).

9.	All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.

10.	All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.	All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.	The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.	All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[18]

[17]	In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.
[18]	In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

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Nominating and Governance Committee Performance: The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

Regarding the nominating and or governance committee, we will recommend voting against the following:19

1.	All members of the governance committee[20] during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights—i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[21] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2.	The governance committee chair,[22] when the chairman is not independent and an independent lead or presiding director has not been appointed.[23]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.	The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

Regarding the nominating committee, we will recommend voting against the following:24

1.	All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

[19]	Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.
[20]	If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.
[21]	Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against the members of the compensation committee.
[22]	If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.
[23]	We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.
[24]	Where we would recommend is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

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2.	The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair[25] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[26]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[27]

5.	The nominating committee chair, when a director received a greater than 50% withhold vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[28]

Board-level Risk Management Oversight: Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)29, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

[25]	If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.
[26]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.
[27]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.
[28]	We apply an especially nuanced approach in this case. Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate.
[29]	A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and director serving at 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience: We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.30

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics—independence, performance, experience—that we use to evaluate board members, we consider conflict-of-interest issues in making voting recommendations.

Conflicts of Interest: We believe board members should be wholly free of identifiable and substantial conflict of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1.	A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.	A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[31] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.7, down from 0.9 in 2004 and 1.6 in 1999.[32]

3.	A director, or a director who has an immediate family member, providing consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

[31]	Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.
[32]	Spencer Stuart Board Index, 2009, p. 19

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4.	A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.	Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[33]

6.	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

Size of the Board of Directors: While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).34

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions: The independence exceptions that we make for controlled companies are as follows:

1.	We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

a.	We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

[33]	There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.
[34]	The Conference Board, at p. 23 in its report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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b.	Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.	Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board—such as chairman or presiding director—can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

4.	Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but keep all other standards in place. Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we will allow for proportional representation on the board based on the individual or entity’s percentage of ownership.

Size of the Board of Directors: We have no board size requirements for controlled companies.

Audit Committee Independence: We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.

2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee: The audit committee should consist solely of independent directors.

4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.

Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be

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independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.	When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.	Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

Declassified Boards

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets... on the order of eight to ten percent in the nine months after a hostile bid was announced.”35 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.36

During a March 2004 Glass Lewis Proxy Talk on staggered boards, the proponents of staggered boards could not identify research showing that staggered boards increase shareholder value. The opponents of such a structure marshaled significant support for the proposition that, holding everything else constant, classified boards reduce shareholder value. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”37

[35]	Lucian Bebchuk, John Coates, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” December 2002, page 1.
[36]	Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).
[37]	Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

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Shareholders have increasingly come to agree with this view. In 2008 only 40% of U.S. companies had a classified board structure, down from approximately 60% of companies in 2004. Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

Mandatory Director Retirement Provisions

Director Term and Age Limits

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight. A director’s experience can be valuable to shareholders because directors navigate complex and critical issues when serving on a board.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

Requiring Two or More Nominees per Board Seat

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

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Shareholder Access

The SEC proposal: Shareholders have continuously sought a way to have a voice in director elections in recent years. Most of these efforts have centered on regulatory change at the SEC over the past several years. In July of 2007, the SEC responded by issuing two proposed rules, one to allow certain shareholders to submit director nominations for inclusion on management’s proxy and the second to disallow shareholder access proposals from being submitted by shareholders. The former rule did not pass but the latter rule was subsequently approved by the SEC in November of 2007, allowing companies to exclude shareholder access proposals from their proxy statements, in effect reverting to the SEC position prior to AFSCME’s challenge, ultimately upheld by the Second Circuit Court of Appeals, of the SEC’s decision to allow AIG to exclude the group’s access proposal.

During this window of opportunity prior to the SEC’s final rulemaking in November, three companies faced access proposals in 2007. The proposals received considerable votes in favor, garnering nearly 40% support at Hewlett Packard, 42% support at UnitedHealth and passing with 51% of the votes at Cryo-Cell International.

More recently, in June 2009 the SEC released proposed Rule 14a-11, which, if adopted would require most companies to include shareholder nominees for directors in company proxy materials under certain circumstances—namely if the shareholder(s) seeking to nominate directors beneficially owned shares in the company for at least one year, as well as met an ownership threshold based on a sliding scale depending on the company’s size. Since the release of proposed Rule 14a-11, the SEC has reviewed over 500 public comment letters regarding the rule and has therefore deferred voting on the proposed rule until early 2010. As a result, it is unlikely shareholders will have the opportunity to vote on access proposals in 2010.

Majority Vote for the Election of Directors

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During 2009 Glass Lewis tracked 46 proposals to require a majority vote to elect directors at annual meetings in the U.S., up from 24 such proposals in 2008, but down from 54 proposals during 2007 and 147 proposals during 2006. The general decline in the number of proposals being submitted was a result of many companies adopting some form of majority voting, including well over 2/3 of companies in the S&P 500 index. During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard: Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard: If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

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We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

II. Transparency and Integrity of Financial Reporting

Auditor Ratification

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability . . . disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”38

Voting Recommendations on Auditor Ratification: We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

[38]	“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.	Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[39]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

We typically support audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting Issues

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

Linking Pay with Performance

Glass Lewis carefully reviews the compensation awarded to senior executives. We believe that this is an important area in which the board’s priorities are revealed. However, as a general rule, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.

However, Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates the pay of the top five executives at US companies. Our model benchmarks these

[39]	An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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executives’ pay against their performance using four peer groups for each company: an industry peer group, a smaller sector peer group, a group of similar size companies and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance and recommend voting against compensation committees of companies failing our pay-for-performance analysis.

We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee’s performance.

Full Disclosure of Executive Compensation

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Performance metrics vary and may include items such as revenue growth, targets, or human resources issues.

However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use compensation information for employees below the level of the most senior corporate officers.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

The practice of approving a company’s compensation reports is standard practice in many non-US countries, and has been a requirement for companies in the United Kingdom since 2002 and in Australia since 2005. More recently, such proposals have been gaining traction in the United States. Beginning with AFLAC in 2008, over a dozen US companies began to voluntarily provide shareholders with an advisory vote prior to 2009. However, in February of 2009 the U.S. government implemented the American Recovery and Reinvestment Act, which required all companies that participated in the Capital Purchase Program (“CPP”) under the US Treasury’s Troubled Asset Relief Program (“TARP”) to provide shareholders with a separate shareholder vote to approve executive compensation. Glass Lewis reviewed over 280 of these Say-on-Pay proposals in 2009. As the US Treasury Department, the SEC and Congress contemplate proposed federal regulation in 2010 that would mandate advisory votes at all US public companies, shareholders should anticipate Say-on-Pay becoming a routine item at annual meetings in the years ahead.

Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. Not only can the specific resolutions vary from company to company, but we believe the compensation-related disclosure must be examined in the context of each company’s distinct industry as well as its historic pay-for-performance practices. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes demonstrate a lack of shareholder confidence in a company’s compensation policies and procedures. Therefore, after determining the specific aspects of disclosure actually being voted on (i.e., the CD&A, the summary compensation tables, and/or any related material), we focus on the following main factors when reviewing Say-on-Pay proposals:

•	The overall design and structure of the Company’s executive compensation program;

•	The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades;

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•	The quality and content of the Company’s CD&A disclosure and

•	Any significant changes or modifications made to the Company’s compensation structure or award amounts, including base salaries.

In cases where our analysis reveals a compensation structure in drastic need of reform, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (i.e., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (i.e., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Limits on Executive Compensation

Generally, Glass Lewis believes shareholders should not be directly involved in setting executive pay. Such matters should be left to the compensation committee. We view the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, we believe that companies whose pay-for-performance is in line with their peers should be able to pay their executives in a way that drives growth and profit, without destroying ethical values, giving consideration to their peers’ comparable size and performance.

However, Glass Lewis favors performance-based compensation as an effective way to motivate executives to act in shareholders’ best interests. Performance-based pay may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

Limits on Executive Stock Options

Stock options are a common form of executive compensation. Making options a part of compensation may be an effective way to attract and retain experienced executives and other key employees. Tying a portion of an executive’s pay to company performance also provides a good incentive for executives to maximize share value. Thus, we typically recommend that our clients oppose caps on executive stock options. However, stock option plans should prohibit re-pricing or vesting acceleration of the options.

Equity-Based Compensation Plans

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

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In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm create enterprise value and not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because we believe that academic literature proves that some absolute limits are warranted.

We evaluate option plans based on ten overarching principles:

1.	Companies should seek more shares only when needed.

2.	Plans should be small enough that companies need shareholder approval every three to four years (or more frequently).

3.	If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4.	Annual net share count and voting power dilution should be limited.

5.	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6.	The expected annual cost of the plan should be proportional to the business’s value.

7.	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8.	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.	Plans should not permit re-pricing of stock options.

10.	Plans should not contain excessively liberal administrative or payment terms.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to re-trading.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends cause a stock’s value to decline dramatically, rather than specific company issues, and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will support a repricing only if the following conditions are true:

(i) officers and board members do not participate in the program;

(ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

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(iii) the exchange is value-neutral or value-creative to shareholders with very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

(iv) management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Performance-Based Options

Shareholders commonly ask boards to adopt policies requiring that a significant portion of future stock option grants to senior executives be based on performance. Performance-based options are options where the exercise price is linked to an industry peer group’s stock-performance index.

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While we do not believe that equity-based pay plans for all employees should be based on overall company performance, we do support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries).

Boards often argue that basing option grants on performance would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach to attract executives with the ability to guide the company toward its targets. If the board believes in performance-based pay for executives, then these proposals requiring the same should not hamper the board’s ability to create equity-based compensation plans.

We generally recommend that shareholders vote in favor of performance-based option requirements.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return. Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

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A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.40

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that these proposals include: specific performance goals, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of reasonable pay relative to business performance, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.

[40]	Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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Director Compensation Plans

Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

IV. Governance Structure and the Shareholder Franchise

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes the following attributes: (i) The form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”41 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to

[41]	Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquiror seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

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Reincorporation

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1)	Is the board sufficiently independent?

2)	Does the Company have anti-takeover protections such as a poison pill or classified board in place?

3)	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4)	Do shareholders have the right to call special meetings of shareholders?

5)	Are there other material governance issues at the Company?

6)	Has the Company’s performance matched or exceeded its peers in the past one and three years?

7)	How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8)	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

Authorized Shares

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

(i)	Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

(ii)	Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

(iii)	Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

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(iv)	Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Advance Notice Requirements for Shareholder Ballot Proposals

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

Voting Structure

Cumulative Voting

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Cumulative voting is a process that maximizes minority shareholders’ ability to ensure representation of their views on the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

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Academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

Transaction of Other Business at an Annual or Special Meeting of Shareholders

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

Anti-Greenmail Proposals

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

Mutual Funds: Investment Policies and Advisory Agreements

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

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We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

V. Environmental, Social and Governance Shareholder Initiatives

Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination or removal of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards, both discussed in detail above. We generally recommend supporting proposals likely to increase or protect shareholder value and/or promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals seeking to promote director accountability and to improve compensation practices especially those promoting a closer link between compensation and performance.

However, we typically prefer to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board except when there is a clear link between the proposal and economic or financial value enhancement or risk mitigation for the firm. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process.

Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability, including majority voting for director elections, and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe shareholders should hold directors accountable for management and policy decisions through director elections. However, we recognize that support of appropriately crafted shareholder initiatives that provide shareholders with increased information, and that allow the board sufficient flexibility can, in some cases, serve to promote or protect shareholder value. The following is a discussion of Glass Lewis’ approach to certain common shareholder resolution proposals. We note that the following is not an exhaustive list of all shareholder proposals analyzed or expected.

Governance

Right of Shareholders to Call a Special Meeting

Glass Lewis strongly supports the right of shareholders to call special meetings. Thus we believe in certain circumstances shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.

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In our evaluation whether to recommend supporting such proposals, we consider the following:

•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability to act by written consent)

•	Existing ability for shareholders to call a special meeting

Right of Shareholders to Act by Written Consent

Glass Lewis strongly supports shareholders’ right to act by written consent. As with the right to call special meetings, we believe such rights should be limited to, again depending on company size, a minimum of 10-15% of the shareholders requesting action by written consent, to prevent abuse and waste of corporate resources. Again, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But we will support proposals to allow shareholders to act by written consent without a minimum threshold because shareholders are better off with this right than without it, and the benefit to shareholders outweighs the potential for abuse.

Board Composition

Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, as well as the breadth and diversity of experience of candidates and existing board members.

The diversity of skills, abilities and points of view can foster the development of a more creative and effective board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board, and which can be held accountable through their election.

Reimbursement of Solicitation Expenses

Glass Lewis feels that in some circumstances, replacing some or all directors on a company’s board is warranted where the incumbent director or directors have failed in their oversight of management by failing to address continuously poor performance. Where a dissident shareholder is seeking reimbursement for his or her expenses and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for expenses incurred in waging the contest.

In those rare cases where a shareholder has put the shareholder’s own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of expenses by the company. In such a situation, other shareholders express their agreement by virtue of their majority vote for the dissident and will share in the improved company performance.

Since contests are expensive and distracting to the management and the board, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support a certain candidate(s).

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Compensation

Severance Agreements

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.

However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit. We believe that shareholders should be consulted before relinquishing such a right, and that implementing such policies would still leave companies with sufficient freedom to enter into the vast majority of severance arrangements.

Additionally, investors should monitor severance agreements when they are initially put in place. If shareholders initially approved of a severance agreement, it is inappropriate to vote against the compensation committee later on when the severance agreement goes into effect. However, in the absence of a shareholder vote on severance agreements, Glass Lewis will evaluate the role of the compensation committee when the agreement was adopted.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

As noted above, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.

In the case of advisory votes on compensation, however, proposals are typically crafted to allow shareholders a non-binding vote on the company’s executive officers’ compensation and policies. Glass Lewis believes that the advisory vote therefore provides an effective mechanism for enhancing transparency in setting executive pay, improving accountability to shareholders, and providing for a more effective link between pay and performance. Where shareholders believe compensation packages are inappropriately structured, a high negative vote could compel the board to reexamine its compensation practices and act accordingly. While a vote to approve the report will not directly affect the board’s ability to set compensation policy, it will allow shareholders to register their opinions regarding the company’s compensation practices.

While still somewhat nascent, empirical research regarding the effects of advisory votes in certain non-US markets paints a broadly positive picture of the impact of such votes. In particular, a 2004 study for the British Department of Trade and Industry found that the advisory voting requirement has resulted in “a number of well publicized situations where [compensation] committees have changed their policy or practice as a result of direct shareholder voting.” (“Report on the Impact of the Directors’ Remuneration Report Regulations.” Deloitte & Touche. 2004). The study also found that the extent to which companies consulted shareholders about compensation practices has greatly increased over the past two years.

Further empirical evidence suggests that CEO compensation in the UK has been more sensitive to negative operating metrics following the introduction of the remuneration report vote than in prior periods, indicating a decrease in “rewards for failure”. (Fabrizio Ferri and David Maber. “Say on Pay Vote and CEO Compensation: Evidence from the UK.” SSRN: http://ssrn.com/abstract=1169446. June 30, 2008.)

We recognize that criticism has been raised with respect to shareholder advisory votes, such as injecting shareholders too far into compensation decisions and limiting the flexibility of companies to uniquely tailor their compensation policies as they strive to conform to external guidelines. (Laraine S. Rothenberg and Todd S. McCafferty. “‘Say on Pay’: Linking Executive Pay to Performance”. New York Law Journal. September 24, 2008). However, we do not believe these arguments are persuasive since shareholders are already, and

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increasingly, reviewing all aspects of compensation irrespective of an opportunity to cast an advisory vote on compensation. Indeed, a growing number of institutional investors vote against compensation committee members as a means to express concern or dissatisfaction with companies’ compensation practices. As a result, some of these institutions do not feel the adoption of advisory votes is necessary since they will vote against compensation committee members directly.

Glass Lewis does, however, recognize that the use of advisory compensation votes does not necessarily reduce executive compensation. One recent study that found that executive remuneration in the UK has continued to rise at the same rate as prior to the adoption of say on pay, indicating a general failure to curb executive compensation. (Jeffrey Gordon. “‘Say on Pay’: Cautionary Notes on the UK Experience and the Case for Muddling Through.” Columbia Law and Economics Working Paper No. 336. SSRN: http://ssrn.com/abstract=1262867. September 3, 2008). We, however, do not believe that the purpose of an advisory vote on compensation is to “rein in” executive pay. Rather it is to ensure that the remuneration paid to executives is firmly tied to the creation and advancement of long-term shareholder value.

Bonus Recoupments (“Clawbacks”)

Glass Lewis carefully reviews the compensation awarded to senior executives and we believe that senior executives of a company should never receive compensation for performance that was not achieved by the company.

We believe shareholders would be well-served by requiring the board to adopt a more detailed and stringent policy on recouping unearned bonuses, rather than relying on regulatory action such as requirements under Sarbanes Oxley. When examining proposals that require companies to recoup executives’ bonuses paid as a result of faulty accounting, Glass Lewis will first look to see if the company has already adopted a policy to recoup bonuses awarded to senior executives during a restatement, and whether that policy is included in the CEO’s contract. When the board has already committed to a proper course, in our opinion, and their current policy covers the major tenets of the proposal at hand while giving the board adequate flexibility to exercise discretion over these matters, we see no need for further action.

In some instances, shareholder proposals call for board action that may contravene the board’s legal obligations under existing employment agreements with executives. In addition, the board’s ability to exercise its judgment and reasonable discretion on this issue may be excessively limited under such proposals, which may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.

Where a company is giving a new contract to an executive that does not include a clawback provision and the company has had a material restatement, especially if the restatement was due to fraud, Glass Lewis will recommend voting against the responsible members of the compensation committee. Compensation committee members have an obligation to build in reasonable controls to executive contracts to prevent payments in the case of inappropriate behavior.

Linking Executive Pay to Social Criteria

We recognize that companies’ involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.

When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or violation of) applicable laws and regulations, and examine any

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history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee. We view the election of directors, specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval of board policy on this issue.

Environment

When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable when they face reelection. We believe it is prudent for management to assess its potential exposure to all risks, including environmental and regulations pertaining thereto and incorporate this information into its overall business risk profile.

Glass Lewis recognizes the significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Further, directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.

While Glass Lewis recognizes that most environmental concerns are best addressed via avenues other than proxy proposals, when a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee. In some cases, we may recommend voting against all directors who were on the board when the substantial risk arose, was ignored, or was not mitigated.

Climate Change and Green House Gas Emission Disclosure Proposals

Glass Lewis will consider recommending a vote in favor of a reasonable shareholder proposal to disclose a company’s climate change and/or green house gas emission approaches when (i) a company has encountered problems such as lawsuits and/or government investigations or investors have established a link to impact on shareholder value from climate change and/or green house gas emission regulations, and (ii) the company has failed to adequately disclose how it has addressed these problems. We will examine such proposals in light of requests made to the company for additional information, its response and whether there is a reasonable case as to the negative implications to shareholders and the company.

With respect to climate risk, Glass Lewis believes companies should actively consider their exposure to:

Direct environmental risk: Companies should evaluate their financial exposure to a potential rise in sea levels, increased wildfires and extreme weather, reduced air quality, water availability and public health problems brought on by higher temperatures.

Risk due to legislation/regulation: We believe companies, and particularly those operating in carbon-intensive industries, should evaluate their exposure to a potential increase or shift in environmental regulation with respect to their operations.

Legal and reputational risk: As has been seen relating to other environmental, social and governance matters, failure to take action may carry the risk of damaging negative publicity and potentially costly litigation.

As such, Glass Lewis will consider recommending a vote in favor of a reasonable proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i) a company has been suffered

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financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and/or its resultant regulation and shareholder value at the firm, and (iii) the company has failed to adequately disclose how it has addressed these risks.

Sustainability

With respect to shareholder proposals requesting that a firm produce a sustainability report, when evaluating these requests we will consider, among other things:

•	The financial risk to the company from the firm’s environmental practices and/or regulation;

•	The relevant company’s current level of disclosure;

•	The level of sustainability information disclosed by the firm’s peers;

•	The industry in which the firm operates;

•	The level and type of sustainability concerns/controversies at the relevant firm, if any;

•	The time frame within which the relevant report is to be produced; and

•	The level of flexibility granted to the board in the implementation of the proposal.

Sustainable Forestry

Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).

There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.

The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights; (v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.

Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.

Social Issues

Non-Discrimination Policies

Where there is clear evidence of employment practices resulting in significant negative economic exposure to the company, Glass Lewis will support shareholder proposals that seek to address labor policies, such as shareholder proposals calling for increased disclosure of labor policies and of steps a company has taken to mitigate the risks associated with those policies.

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Glass Lewis recognizes that companies with a record of poor labor relations or treatment of its workers can face risks, such as employee lawsuits, poor employee work performance and turnover, and regulatory investigations. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems.

As risk associated with sensitive issues such as EEO policies and investigations of discrimination have the potential to directly affect shareholder value, we believe shareholders should closely monitor the company’s policies regarding these issues. As an increasing number of peer companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and, potentially, legal risks. We recognize that the theoretical increase in, or protection of, shareholder value resulting from inclusive employment policies may be difficult, if not impossible, to identify or measure.

However, we believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate exposure to findings of discriminatory employment practices. As such, shareholders could, in some instances, benefit from codifying nondiscriminatory policies.

MacBride Principles

To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:

1.	Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;

2.	Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;

3.	The banning of provocative religious or political emblems from the workplace;

4.	All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;

5.	Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;

6.	The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;

7.	The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;

8.	The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and

9.	The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.

Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.

Human Rights

Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human

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rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions.

As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.

Military and US Government Business Policies

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where such disclosure is already mandated by law, unless circumstances exist that warrant the extra disclosure.

Foreign Government Business Policies

Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk such as fines for violating the Foreign Corrupt Practices Act. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.

Health Care Reform Principles

Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. In 2009, Glass Lewis reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:

•	Health care coverage should be universal;

•	Health care coverage should be continuous;

•	Health care coverage should be affordable to individuals and families;

•	The health insurance strategy should be affordable and sustainable for society; and

•	Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.

Given the current national debate regarding health care, we typically believe that individual board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.

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Tobacco

Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis.

Reporting Contributions and Political Spending

Glass Lewis believes that disclosure of how a company uses its funds is an important component of corporate accountability to shareholders. In our view, a rigorous oversight process can minimize a company’s exposure to legal, reputational and financial risk by ensuring that corporate assets are used to enhance shareholder value in accordance with federal and state law, consistent with a company’s stated values, and the long-term interests of the company.

While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently join trade associations, generally paying dues to do so, as a means for corporate political action. However, trade associations are neither required to report funds they receive for nor spend on political activity. Therefore, the tracking of corporate expenditures to political causes through trade associations can be impossible, often leaving corporations unable to determine for themselves which causes or campaigns their dues or donations have gone to support. Since not all donations to trade organizations are used strictly for political purposes, we question how corporations are able to assess the efficacy of such donations or determine the effect of such expenditure on long-term shareholder value.

Further, the empirical evidence regarding the benefit to shareholders of corporate political contributions remains unclear. In one study of firm-level contributions to U.S. political campaigns from 1979 to 2004, researchers found that measures of support to candidates were positively and significantly correlated with a cross-section of future returns. This was especially the case when those contributions went to a large number of candidates in the same state as the contributing firm (Michael J. Cooper, Huseyin Gulen and Alexei V. Ovtchinnikov. “Corporate Political Contributions and Stock Returns.” SSRN. September 26, 2008). However, in a separate study of political contributions from 1991 to 2004, researchers found donations to be negatively correlated with future excess returns with only limited support for the contention that political donations represent an investment in political capital (Rajash K. Aggarwal, Felix Meschke and Tracy Yue Wang. “Corporate Political Contributions: Investment or Agency?” SSRN. August 11, 2008).

Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. At least one study found that close board oversight of lobbying strategies may minimize instances of the company contributing to causes that are not in shareholders best interests (Robert Repetto. “Best Practice in Internal Oversight of Lobbying Practice”. Yale Center for Environmental Law & Policy. September 1, 2006).

When evaluating whether the report requested would benefit shareholders, Glass Lewis seeks answers to the following three key questions:

•	Is the Company’s disclosure comprehensive and readily accessible?

•	How does the Company’s political expenditure policy and disclosure compare to its peers?

•	What is the Company’s current level of oversight?

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Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, is lacking compared to its peers, and when there is inadequately board oversight, evidenced by some evidence or credible allegation that the Company is mismanaging corporate funds through political donations or has a record of doing so. We will, in each case, consider the merits of the proposal in the context of relevant company. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.

Animal Welfare

Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices including those related to animal welfare; failure to take action on certain issues may carry the risk of fines and damaging negative publicity. A high profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation.

However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.

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Western Asset Management Company

WESTERN ASSET MANAGEMENT COMPANY

 PROXY VOTING

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.        Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.        Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.        Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.        Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.        Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.        Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.        Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.        Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.        Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

PART C.    OTHER INFORMATION

Item  28.    Exhibits

Exhibit Number	Description

(a)(a).	—Articles of Incorporation of Registrant, as amended May 23, 1983, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(b)(1).	—Articles Supplementary of Registrant, dated October 22, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(b)(2).	—Articles Supplementary of Registrant, dated May 16, 1986, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(b)(3).	—Articles Supplementary of Registrant, dated October 6, 1987, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(b)(4).	—Articles Supplementary of Registrant, dated January 27, 1988, are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(a)(b)(5).	—Articles Supplementary of Registrant, dated January 25,1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(b)(6).	—Articles Supplementary of Registrant, dated August 3, 1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(b)(7).	—Articles Supplementary of Registrant, dated December 17, 1996, are incorporated herein by reference to Post-Effective Amendment No. 18 to this Registration Statement filed on December 18, 1996.

(a)(b)(8).	—Articles Supplementary of Registrant, dated September 9, 1998, are incorporated herein by reference to Post-Effective Amendment No. 23 to this Registration Statement filed on January 11, 1999.

(a)(b)(9).	—Articles Supplementary of Registrant, dated February 7, 2000, are incorporated herein by reference to Post-Effective Amendment No. 26 to this Registration Statement filed on April 6, 2000.

(a)(b)(10).	—Articles Supplementary of Registrant, dated November 2, 2000, are incorporated herein by reference to Post-Effective Amendment No. 28 to this Registration Statement filed on November 30, 2000.

(a)(b)(11).	—Articles Supplementary of Registrant, dated February 26, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to this Registration Statement filed on April 4, 2001.

(a)(b)(12).	—Articles Supplementary of Registrant, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(a)(b)(13).	—Articles Supplementary of Registrant, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(a)(b)(14).	—Articles Supplementary of Registrant, dated January 30, 2004, are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(a)(b)(15).	—Articles Supplementary of Registrant, dated April 22, 2004, are incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

(a)(b)(16).	—Articles Supplementary of Registrant, dated June 16, 2004, are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(a)(b)(17).	—Articles Supplementary of Registrant, dated March 3, 2005, are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(a)(b)(18).	—Articles Supplementary of Registrant, dated May 12, 2005, are incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(a)(b)(19).	—Articles Supplementary of Registrant, dated December 13, 2005, are incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(a)(b)(20).	—Articles Supplementary of Registrant, dated February 3, 2006, are incorporated herein by reference to Post-Effective Amendment No. 44 to this Registration Statement filed on April 28, 2006.

(a)(b)(21).	—Articles Supplementary of Registrant, dated February 8, 2007, are incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

(a)(b)(22).	—Articles Supplementary of Registrant, dated February 7, 2008, are incorporated herein by reference to Post-Effective Amendment No. 48 to this Registration Statement filed on April 25, 2008.

(a)(b)(23).	—Articles Supplementary of Registrant, dated September 1, 2008 is incorporated herein by reference to Post-Effective Amendment No. 50 to this Registration Statement filed on October 29, 2008.

(a)(b)(24).	—Articles Supplementary of Registrant, dated February 25, 2009 are incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement filed on May 1, 2009.

(a)(b)(25).	—Articles Supplementary of Registrant, dated April 30, 2009 are incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement filed on May 1, 2009.

(a)(b)(26).	—Articles Supplementary of Registrant, dated May 4, 2009 are incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement filed on May 1, 2009.

(a)(b)(27).	—Articles Supplementary of Registrant, dated May 4, 2009 are incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(a)(b)(28).	—Articles Supplementary of Registrant, dated April 23, 2010 are incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(a)(b)(29).	—Articles Supplementary of Registrant, dated April 29, 2010 are incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(a)(b)(30).	—Articles Supplementary of Registrant, dated September 22, 2010 are incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(a)(c)(1).

—Certificate of Correction of Articles of Amendment, dated December 1, 1983, is incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(a)(c)(2).	—Articles of Amendment, dated July 30, 1997, are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(a)(c)(3).	—Articles of Amendment, dated October 6, 1998, are incorporated herein by reference to Post-Effective Amendment No. 22 to this Registration Statement filed on October 6, 1998.

(a)(c)(4).	—Articles of Amendment, dated February 2, 1999, are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

Exhibit Number	Description

(a)(c)(5).	—Articles of Amendment, dated January 11, 2000, are incorporated herein by reference to Post-Effective Amendment No. 25 to this Registration Statement filed on January 19, 2000.

(a)(c)(6).	—Articles of Amendment, dated March 5, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to this Registration Statement filed on April 4, 2001.

(a)(c)(7).	—Articles of Amendment, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(a)(c)(8).	—Articles of Amendment, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(a)(c)(9).	—Articles of Amendment, dated December 11, 2003, are incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

(a)(c)(10).	—Articles of Amendment, dated April 22, 2004, are incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

(a)(c)(11).	—Articles of Amendment, dated January 28, 2005, are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(a)(c)(12).	—Articles of Amendment, dated April 28, 2005, are incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(a)(c)(13).	—Articles of Amendment, dated April 25, 2006, are incorporated herein by reference to Post-Effective Amendment No. 44 to this Registration Statement filed on April 28, 2006.

(a)(c)(14).	—Articles of Amendment, dated September 29, 2006, are incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

(a)(c)(15).	—Articles of Amendment, dated November 15, 2007, are incorporated herein by reference to Post-Effective Amendment No. 48 to this Registration Statement filed on April 25, 2008.

(a)(c)(16).	—Articles of Amendment, dated August 14, 2008 is incorporated herein by reference to Post-Effective Amendment No. 50 to this Registration Statement filed on October 29, 2008.

(a)(c)(17).	—Articles of Amendment, dated November 7, 2008 are incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement filed on May 1, 2009.

(a)(c)(18).	—Articles of Amendment, dated January 19, 2010 are incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(b)(a).	—Bylaws of Registrant, as amended January 27, 1988, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(b)(b).	—Amendment to Bylaws, dated April 24, 1997, are incorporated herein by reference to Post-Effective Amendment No. 20 to this Registration Statement filed on April 2, 1998.

(b)(c).	—Amended and Restated Bylaws dated May 8, 2003 are incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(c).	—None.

(d)(a)(1).	—Advisory Agreement relating to BlackRock Aggressive Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(a)(2).	—Advisory Agreement relating to BlackRock Diversified Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(a)(3).

—Advisory Agreement relating to Neuberger Berman Genesis Portfolio (formerly, BlackRock Strategic Value Portfolio) is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(a)(4).

—Advisory Agreement relating to Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio; prior to that, Julius Baer International Stock Portfolio; and prior to that, FI International Stock Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(a)(5).

—Investment Management Agreement relating to MFS Value Portfolio (formerly, Harris Oakmark Large Cap Value Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

Exhibit Number	Description

(d)(a)(6).

—Investment Management Agreement relating to Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

(d)(a)(7).

—Investment Management Agreement relating to Oppenheimer Global Equity Portfolio (formerly, Scudder Global Equity Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(8).

—Investment Management Agreement relating to T. Rowe Price Large Cap Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(a)(9).

—Investment Management Agreement relating to T. Rowe Price Small Cap Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(10).

—Investment Management Agreement relating to Barclays Capital Aggregate Bond Index Portfolio (formerly, Lehman Brothers Aggregate Bond Index Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(11).

—Investment Management Agreement relating to MetLife Stock Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(a)(12).

—Investment Management Agreement relating to MetLife Mid Cap Stock Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(a)(13).

—Investment Management Agreement relating to Morgan Stanley EAFE Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(14).

—Investment Management Agreement relating to Russell 2000 Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(15).

—Investment Management Agreement relating to Loomis Sayles Small Cap Growth Portfolio (formerly, Franklin Templeton Small Cap Growth Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(16).	—Advisory Agreement relating to BlackRock Large Cap Value Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(b)(1).	—Subadvisory Agreement relating to BlackRock Aggressive Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(d)(b)(2).	—Subadvisory Agreement relating to BlackRock Diversified Portfolio is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(d)(b)(3).

—Subadvisory Agreement relating to Neuberger Berman Genesis Portfolio (formerly, BlackRock Strategic Value Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(d)(b)(4).

—Subadvisory Agreement relating to Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio; prior to that, Julius Baer International Stock Portfolio; and prior to that, FI International Stock Portfolio).*

Exhibit Number	Description

(d)(b)(5).	—Subadvisory Agreement relating to MFS Value Porfolio (formerly, Harris Oakmark Large Cap Value Portfolio) *

(d)(b)(6).	—Subadvisory Agreement relating to Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio) *

(d)(b)(7).

—Sub-Investment Management Agreement relating to Oppenheimer Global Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

(d)(b)(8).	—Sub-Investment Management Agreement relating to T. Rowe Price Large Cap Growth Portfolio *

(d)(b)(9).

—Sub-Investment Management Agreement relating to T. Rowe Price Small Cap Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

(d)(b)(10).

—Sub-Investment Management Agreement relating to Barclays Capital Aggregate Bond Index Portfolio (formerly, Lehman Brothers Aggregate Bond Index Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(d)(b)(11).

—Sub-Investment Management Agreement relating to MetLife Stock Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(d)(b)(12).

—Sub-Investment Management Agreement relating to MetLife Mid Cap Stock Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(d)(b)(13).

—Sub-Investment Management Agreement relating to Morgan Stanley EAFE Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(d)(b)(14).

—Sub-Investment Management Agreement relating to Russell 2000 Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(d)(b)(15).

—Subadvisory Agreement relating to Loomis Sayles Small Cap Growth Portfolio (formerly, Franklin Templeton Small Cap Growth Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement filed on May 1, 2009.

(d)(b)(16).	—Subadvisory Agreement relating to BlackRock Large Cap Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(d)(c)(1).

—Advisory Agreement relating to BlackRock Money Market Portfolio (formerly, State Street Research Money Market Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(d)(c)(2).

—Advisory Agreement relating to Western Asset Management Strategic Bond Opportunities Portfolio (formerly, Salomon Brothers Strategic Bond Opportunities Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(d)(c)(3).

—Advisory Agreement relating to Western Asset Management U.S. Government Portfolio (formerly, Salomon Brothers U.S. Government Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

Exhibit Number	Description

(d)(c)(4).

—Advisory Agreement relating to BlackRock Bond Income Portfolio (formerly, State Street Research Bond Income Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(5).	—Advisory Agreement relating to MFS Total Return Portfolio is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(d)(c)(6).	—Advisory Agreement relating to Davis Venture Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

(d)(c)(7).

—Advisory Agreement relating to FI Value Leaders Portfolio (formerly, FI Structured Equity Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(8).

—Advisory Agreement relating to Met/Artisan Mid Cap Value Portfolio (formerly, Harris Oakmark Focused Value Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement filed on May 1, 2009.

(d)(c)(9).	—Advisory Agreement relating to Jennison Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(10).

—Advisory Agreement relating to Loomis Sayles Small Cap Core Portfolio (formerly, Loomis Sayles Small Cap Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(11).	—Advisory Agreement relating to Zenith Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(12).

—Advisory Agreement relating to BlackRock Legacy Large Cap Growth Portfolio (formerly, State Street Research Large Cap Growth Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(c)(13).	—Advisory Agreement relating to MetLife Conservative Allocation Portfolio is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

(d)(c)(14).

—Advisory Agreement relating to MetLife Conservative to Moderate Allocation Portfolio is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

(d)(c)(15).	—Advisory Agreement relating to MetLife Moderate Allocation Portfolio is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

(d)(c)(16).

—Advisory Agreement relating to MetLife Moderate to Aggressive Allocation Portfolio is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

(d)(c)(17).

—Advisory Agreement relating to Met/Dimensional International Small Company Portfolio is incorporated herein by reference to Post-Effective Amendment No. 50 to this Registration Statement filed on October 29, 2008.

(d)(c)(18).

—Advisory Agreement relating to Van Eck Global Natural Resources Portfolio is incorporated herein by reference to Post-Effective Amendment No. 50 to this Registration Statement filed on October 29, 2008.

(d)(d)(1).	—Subadvisory Agreement relating to BlackRock Money Market Portfolio is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

(d)(d)(2).	—Subadvisory Agreement relating to Western Asset Management Strategic Bond Opportunities Portfolio *

(d)(d)(3).	—Subadvisory Agreement relating to Western Asset Management U.S. Government Portfolio *

(d)(d)(4).	—Subadvisory Agreement relating to BlackRock Bond Income Portfolio is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(d)(d)(5).	—Subadvisory Agreement relating to MFS Total Return Portfolio is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

Exhibit Number	Description

(d)(d)(6).	—Subadvisory Agreement relating to Davis Venture Value Portfolio *

(d)(d)(7).

—Subadvisory Agreement relating to FI Value Leaders Portfolio (formerly, FI Structured Equity Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 48 to this Registration Statement filed on April 25, 2008.

(d)(d)(8).

—Subadvisory Agreement relating to Met/Artisan Mid Cap Value Portfolio (formerly, Harris Oakmark Focused Value Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement filed on May 1, 2009.

(d)(d)(9).	—Subadvisory Agreement relating to Jennison Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(d)(d)(10).

—Subadvisory Agreement relating to Loomis Sayles Small Cap Core Portfolio (formerly, Loomis Sayles Small Cap Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

(d)(d)(11).

—Subadvisory Agreement relating to BlackRock Legacy Large Cap Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(d)(d)(12).

—Subadvisory Agreement relating to Met/Dimensional International Small Company Portfolio is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(d)(d)(13).

—Subadvisory Agreement relating to Van Eck Global Natural Resources Portfolio is incorporated herein by reference to Post-Effective Amendment No. 51 to this Registration Statement filed on February 5, 2009.

Exhibit Number	Description

(e).	—Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement filed on May 1, 2009.

(f).	—None

(g)(a).	—Custodian Agreement with State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(g)(b).	—Revised schedule of remuneration is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(g)(c).	—Amendments to Custodian Agreement are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(g)(d).	—Amendment to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(g)(e).	—Revised Fee Schedule to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

(h)(a).	—Transfer Agency Agreement is incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

(h)(b).

—Agreement relating to the use of the “Metropolitan” name and service marks is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(h)(c).

—Licensing Agreements relating to Morgan Stanley EAFE Index, Russell 2000 Index and Barclay’s Capital Aggregate Bond Index Portfolio (formerly, Lehman Brothers Aggregate Bond Index Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 24 to this Registration Statement filed on April 1, 1999.

(h)(d).

—Licensing Agreement relating to MetLife Stock Index and MetLife Mid Cap Stock Index Portfolios (fee schedule omitted) is incorporated herein by reference to Post-Effective Amendment No. 26 to this Registration Statement filed on April 6, 2000.

(h)(e)(1).

—Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(h)(e)(2).

—Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(h)(e)(3).

—Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and General American Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(h)(e)(4).

—Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(h)(e)(5).

—Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Investors Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(h)(e)(6).

—Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and First MetLife Investors Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(h)(e)(7).

—Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Investors USA Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(h)(e)(8).

—Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Tower Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(h)(e)(9).	—Amendment to Participation Agreement is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(h)(f).	—Expense Agreement**

(h)(g)(1).

—Power of Attorney for all Directors except Dawn M. Vroegop and Keith M. Schappert is incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement filed on May 1, 2009.

(h)(g)(2).	—Power of Attorney for Dawn M. Vroegop and Keith M. Schappert is incorporated herein by reference to Post-Effective Amendment No. 55 to this Registration Statement filed on February 10, 2010.

(i)(a).	— Opinion and Consent of Counsel dated April 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 44 to this Registration Statement filed on April 28, 2006.

(i)(b).	—Opinion and Consent of Counsel dated October 29, 2008 is incorporated herein by reference to Post-Effective Amendment No. 50 to this Registration Statement filed on October 29, 2008.

(j).	—Consent of Deloitte & Touche LLP**

(k).	—None

(l).	—None

(m).

—Class B, Class D, Class E, Class F and Class G Distribution and Services Plan is incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement filed on May 1, 2009.

Exhibit Number	Description
(n).	—Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement filed on May 1, 2009.

(o).	—None

(p)(a).	—MetLife Investment Management Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 46 to this Registration Statement filed on February 4, 2008.

(p)(b).	—Davis Selected Advisers, L.P. Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(p)(c).	—Fidelity Investments Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(p)(d).	—Artisan Partners Limited Partnership Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(p)(e).	—Jennison Associates LLC Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(p)(f).	—Loomis, Sayles & Co., L.P. Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(p)(g).	—MFS Investment Management Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(p)(h).	—Western Asset Management Company Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(p)(i).	—BlackRock Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(p)(j).	—Oppenheimer Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 48 to this Registration Statement filed on April 25, 2008.

(p)(k).	—Neuberger Berman Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2010.

(p)(l).	—T. Rowe Price Group Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(p)(m).	—MetLife Investment Advisors Company, LLC Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(p)(n).	—Baillie Gifford Code of Ethics.*

(p)(o).	—Dimensional Fund Advisors LP Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(p)(p).	—Van Eck Associates Corporation Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 58 to this Registration Statement filed on April 29, 2011.

(p)(q).	—Lord, Abbett & Co. LLC Code of Ethics*

*	Filed herewith.
**	To be filed by amendment.

Item 29.    Persons Controlled by or Under Common Control with the Fund

None.

Item  30.    Indemnification.

Section 2-418 of the Maryland General Corporation Law (“MGCL”) permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director’s act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance of the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. Unless limited by its Charter, a Maryland corporation (i) may indemnify and advance expenses to an officer to the same extent it may indemnify a director, (ii) is required to indemnify an officer to the extent required for a director, and (iii) may indemnify and advance expenses to an officer who is not a director to such further extent, consistent with law, as provided by the charter, bylaws, action of its board of directors or contract.

See Article V of the Registrant’s Amended and Restated Bylaws dated May 8, 2003, which Bylaws are incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement, filed on February 4, 2004.

See Section 12 of the Registrant’s Distribution Agreement, which Agreement is incorporated herein by reference to Post-Effective Amendment No. 54 to this Registration Statement filed on May 1, 2009.

See Section 14 of the Registrant’s Transfer Agency Agreement dated April 28, 2003, which Agreement is incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement, filed on April 29, 2004.

The Registrant, at its expense, provides liability insurance for the benefit of its directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item  31.    Business and other Connections of Investment Manager.

(a)  MetLife Advisers, LLC, is the adviser of the Registrant. The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of MetLife Advisers, LLC during the past two years is incorporated by reference to Form ADV filed by MetLife Advisers, LLC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-47459).

(b)  Subadvisers of the Metropolitan Series Fund, Inc.

1.  The list of each director and certain officers of BlackRock Advisors, LLC indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

2.  The list of each director and certain officers of OppenheimerFunds, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by OppenheimerFunds, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8253).

3.  The list of each director and certain officers of T. Rowe Price Associates, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by T. Rowe Price Associates, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-856).

4.  The list of each director and certain officers of MetLife Investment Advisors Company, LLC indicating any other business, profession, vocation or employment of a substantial nature in which such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by MetLife Investment Advisors Company, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-67314).

5.  The list of each director and certain officers of Artisan Partners Limited Partnership indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to form ADV filed by Artisan Partners Limited Partnership pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48435).

6.  The list of each director and certain officers of Neuberger Berman Management LLC indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Neuberger Berman Management LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8259).

7.  The list of each director and certain officers of Davis Selected Advisers, L.P. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Davis Selected Advisers, L.P. pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-31648).

8.  The list of each director and certain officers of Jennison Associates LLC indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Jennison Associates LLC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801- 5608).

9.  The list of each director and certain officers of Loomis, Sayles & Company, L.P. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Loomis Sayles & Company, L.P pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-170).

10.  The list of each director and certain officers of Massachusetts Financial Services Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Massachusetts Financial Services Company pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-17352).

11.  The list of each director and certain officers of Western Asset Management Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Western Asset Management Company pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-8162).

12.  The list of each director and certain officers of Pyramis Global Advisors, LLC indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Pyramis Global Advisors, LLC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-63658).

13.  The list of each director and certain officers of Baillie Gifford Overseas Limited indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Baillie Gifford Overseas Limited pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-21051).

14.  The list of each director and certain officers of Dimensional Fund Advisors LP indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Dimensional Fund Advisors LP pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-1628).

15.  The list of each director and certain officers of Van Eck Associates Corporation indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Van Eck Associates Corporation pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-21340).

16.  The list of each director and certain officers of Lord, Abbett & Co. LLC indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Lord, Abbett & Co. LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-6997).

Item 32.	Principal Underwriters

(a) MetLife Investors Distribution Company, the Fund’s principal underwriter, also acts as principal underwriter with respect to the investment company Met Investors Series Trust.

(b) Directors and certain officers of MetLife Investors Distribution Company are as follows. The address for each person is 5 Park Plaza, Irvine, California 92614, unless otherwise indicated.

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
Michael K. Farrell	Director	None
Craig W. Markham	Director	None
William J. Toppeta	Director	None
Paul A. Sylvester	President, National Sales Manager-Annuities & LTC	None
Elizabeth M. Forget	EVP	Director, Chairman of the Board, President & Chief Executive Officer
Paul A. LaPiana	EVP, National Sales Manager-Life	None
Andrew G. Aiello	SVP, Channel Head-National Accounts	None
Jeffrey A. Barker	SVP, Channel Head-Independent Accounts	None
Curtis Wohlers	SVP, National Sales Manager, Independent Planners and Insurance Advisors	None
Jay S. Kaduson	SVP	None
Isaac Torres	Secretary	None
Marlene B. Debel	Treasurer	None
John G. Martinez	VP, Chief Financial Officer	None
Debora L. Buffington	VP, Director of Compliance	None
David DeCarlo	VP	None
Rashid Ismail	VP	None
Paul M. Kos	VP	None
Craig W. Markham	VP	None
Cathy Sturdivant	VP	None
Paulina Vakouros	VP	None
James Allen	AVP	None
Timothy J. McLinden	AVP	None
Joseph A. Zdeb	AVP	None
James W. Koeger	Asst. Treasurer	None
Jonnie L. Crawford	Asst. Secretary	None

Item  33.    Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by the following companies:

Metropolitan Series Fund, Inc.

501 Boylston Street

Boston, MA 02116

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

MetLife Group, Inc.

1095 Avenue of the Americas

New York, NY 10036

MetLife Investment Advisors Company, LLC

200 Park Avenue

New York, NY 10166

MetLife Investors Distribution Company

5 Park Plaza

Irvine, CA 92614

BlackRock Advisors, LLC

55 East 52nd Street

New York, NY 10055

OppenheimerFunds, Inc.

Two World Financial Center

225 Liberty Street — 11th floor

New York, NY 10281

Neuberger Berman Management LLC

605 Third Avenue

New York, NY 10158

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, CA 91101

Massachusetts Financial Services Company

500 Boylston Street

Boston, MA 02116

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85756

Pyramis Global Advisors, LLC

900 Salem Street

Smithfield, RI 02917

Jennison Associates LLC

466 Lexington Avenue

New York, NY 10017

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02110

Dimensional Fund Advisors LP

6300 Bee Cave Road, Building One

Austin, TX 76746

Van Eck Associates Corporation

335 Madison Avenue

New York, NY 10017

Artisan Partners Limited Partnership

875 East Wisconsin Avenue

Milwaukee, WI 53202

Baillie Gifford Overseas Limited

Calton Square

1 Greenside Row

Edinburgh, EH1 3AN

SCOTLAND

Lord, Abbett & Co. LLC

90 Hudson Street

Jersey City, NJ 07302

Item  34.    Management Services.

None.

Item  35.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 6th day of February, 2012.

METROPOLITAN SERIES FUND, INC.
(Registrant)

By:	/s/ ELIZABETH M. FORGET
Elizabeth M. Forget
President

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Date
/s/ ELIZABETH M. FORGET Elizabeth M. Forget President and Chief Executive Officer (Principal Executive Officer)	February 6, 2012

* Steve A. Garban Director

* Linda Strumpf Director

* Michael S. Scott Morton Director

* Arthur G. Typermass Director

* Nancy Hawthorne Director

Signature	Date

* Dawn M. Vroegop Director

* Keith M. Schappert Director

/s/ PETER H. DUFFY Peter H. Duffy Treasurer (Principal Financial and Accounting Officer)	February 6, 2012

*BY: /S/ MICHAEL LAWLOR Michael Lawlor Attorney-in-Fact	February 6, 2012

EXHIBIT INDEX

Exhibit Number	Description

(d)(b)(4).	—Subadvisory Agreement relating to Baillie Gifford International Stock Portfolio (formerly, Artio International Stock Portfolio)

(d)(b)(5).	—Subadvisory Agreement relating to MFS Value Portfolio (formerly, Harris Oakmark Large Cap Value Portfolio)

(d)(b)(6).	—Subadvisory Agreement relating to Lord Abbett Mid CapValue Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)

(d)(b)(8).	—Sub-Investment Management Agreement relating to T. Rowe Price Large Cap Growth Portfolio

(d)(d)(2).	—Subadvisory Agreement relating to Western Asset Management Strategic Bond Opportunities Portfolio

(d)(d)(3).	—Subadvisory Agreement relating to Western Asset Management U.S. Government Portfolio

(d)(d)(6).	—Subadvisory Agreement relating to Davis Venture Value Portfolio

(p)(n).	—Baillie Gifford Code of Ethics

(p)(q).	—Lord, Abbett & Co. LLC Code of Ethics